                               DECEMBER 31, 2001



                                   MASSMUTUAL
                              INSTITUTIONAL FUNDS
                                 ANNUAL REPORT



                                   [GRAPHIC]

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                                                  1

MASSMUTUAL PRIME FUND
     Portfolio Manager Report                                                                           4
     Portfolio of Investments                                                                           6
     Financial Statements                                                                               8

MASSMUTUAL SHORT-DURATION BOND FUND
   (FORMERLY KNOWN AS MASSMUTUAL SHORT-TERM BOND FUND)
     Portfolio Manager Report                                                                          13
     Portfolio of Investments                                                                          16
     Financial Statements                                                                              18

MASSMUTUAL CORE BOND FUND
     Portfolio Manager Report                                                                          23
     Portfolio of Investments                                                                          26
     Financial Statements                                                                              31

MASSMUTUAL DIVERSIFIED BOND FUND
     Portfolio Manager Report                                                                          36
     Portfolio of Investments                                                                          38
     Financial Statements                                                                              41

MASSMUTUAL BALANCED FUND
     Portfolio Manager Report                                                                          45
     Portfolio of Investments                                                                          49
     Financial Statements                                                                              56

MASSMUTUAL CORE VALUE EQUITY FUND (FORMERLY KNOWN AS MASSMUTUAL CORE EQUITY FUND)
     Portfolio Manager Report                                                                          61
     Portfolio of Investments                                                                          64
     Financial Statements                                                                              67

MASSMUTUAL VALUE EQUITY FUND
     Portfolio Manager Report                                                                          72
     Portfolio of Investments                                                                          74
     Financial Statements                                                                              77

MASSMUTUAL LARGE CAP VALUE FUND
     Portfolio Manager Report                                                                          81
     Portfolio of Investments                                                                          83
     Financial Statements                                                                              85

MASSMUTUAL INDEXED EQUITY FUND
     Portfolio Manager Report                                                                          89
     Portfolio of Investments                                                                          92
     Financial Statements                                                                              97

MASSMUTUAL BLUE CHIP GROWTH FUND
     Portfolio Manager Report                                                                         102
     Portfolio of Investments                                                                         104
     Financial Statements                                                                             107

MASSMUTUAL GROWTH EQUITY FUND
     Portfolio Manager Report                                                                         111
     Portfolio of Investments                                                                         113
     Financial Statements                                                                             115

MASSMUTUAL AGGRESSIVE GROWTH FUND
     Portfolio Manager Report                                                                         119
     Portfolio of Investments                                                                         121
     Financial Statements                                                                             123

MASSMUTUAL OTC 100 FUND
     Portfolio Manager Report                                                                         127
     Portfolio of Investments                                                                         129
     Financial Statements                                                                             131




MASSMUTUAL FOCUSED VALUE FUND
     Portfolio Manager Report                                                                         135
     Portfolio of Investments                                                                         137
     Financial Statements                                                                             138

MASSMUTUAL SMALL CAP VALUE EQUITY FUND
     Portfolio Manager Report                                                                         142
     Portfolio of Investments                                                                         145
     Financial Statements                                                                             147

MASSMUTUAL MID CAP GROWTH EQUITY FUND
     Portfolio Manager Report                                                                         152
     Portfolio of Investments                                                                         154
     Financial Statements                                                                             156

MASSMUTUAL MID CAP GROWTH EQUITY II FUND
     Portfolio Manager Report                                                                         160
     Portfolio of Investments                                                                         163
     Financial Statements                                                                             165

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND
     Portfolio Manager Report                                                                         169
     Portfolio of Investments                                                                         172
     Financial Statements                                                                             174

MASSMUTUAL EMERGING GROWTH FUND
     Portfolio Manager Report                                                                         178
     Portfolio of Investments                                                                         180
     Financial Statements                                                                             182

MASSMUTUAL INTERNATIONAL EQUITY FUND
     Portfolio Manager Report                                                                         186
     Portfolio of Investments                                                                         189
     Financial Statements                                                                             191

MASSMUTUAL OVERSEAS FUND
     Portfolio Manager Report                                                                         196
     Portfolio of Investments                                                                         198
     Financial Statements                                                                             201

NOTES TO FINANCIAL STATEMENTS                                                                         205

DIRECTORS AND OFFICERS (UNAUDITED)                                                                    229

FEDERAL TAX INFORMATION (UNAUDITED)                                                                   232

MASSMUTUAL INSTITUTIONAL FUNDS - LETTER TO SHAREHOLDERS


                                                                February 1, 2002

TO OUR SHAREHOLDERS

[Photo]

FREDERICK C. CASTELLANI

"A YEAR TO REMEMBER,
REFLECT AND REASSESS"


STOCKS CAP A DIFFICULT YEAR WITH A STRONG FOURTH QUARTER

Two thousand one ended much as it began, with investors expecting a stronger economy and better times for the stock market. That optimism, however, belied a series of setbacks that culminated in the worst two-year stretch for many of the popular indexes since the brutal bear market of 1973-74. The widely followed S&P 500 Index shed 11.88% in 2001 after dropping 9.10% in 2000, while the Dow Jones Industrial Average declined 5.37% during 2001 versus a 4.51% loss in 2000. Meanwhile, the NASDAQ Composite Index, heavily weighted with technology stocks, gave up 20.98% in the year just ended, still painful but considerably better than its 39.29% drubbing the previous year.

Value outperformed growth for the second year running. For example, the large-cap Russell 1000 Growth Index fell 20.42%, compared with a much smaller 5.59% loss for the Russell 1000 Value Index. In the first and third quarters, growth stocks were decimated, while the second and fourth quarters saw the growth sector offset some of its losses and outperform value shares. Looking at market capitalization, small-caps again led the market, repeating their outperformance from 2000. The Russell 2000 Value Index, reflecting the small-cap value market, finished with a gain of 14.02%, well ahead of its large- and mid-cap counterparts.

Although most of our equity portfolios ended the year with negative returns, one portfolio with a value-oriented, small- and mid-cap mandate gained more than 30%, aptly demonstrating that those willing to diversify their investments need not resign themselves to the volatility that plagued most marquee growth stocks in 2001.

Driving the problems faced by stocks, of course, were a sputtering economy and disappointing corporate earnings. A recession, which had looked avoidable before September 11, appeared a virtual certainty afterwards, according to the conventional definition of a recession as two consecutive quarters of falling gross domestic product (GDP). The final estimate for third quarter GDP came in at -1.3%, and the fourth quarter also was widely expected to show a decline. Separately, the National Bureau of Economic Research, a group of academic economists, issued a statement in November declaring that the country entered a recession back in March.

Leaving aside debates about terminology, the economic picture in 2001 was not pretty by any yardstick. Profits for U.S. companies dropped in the first three-quarters of the year and were expected to decline again in the fourth quarter. The manufacturing sector was particularly hard-hit, as industrial production declined for 15 consecutive months, including December's 0.1% drop. Corporate layoffs soared to almost two million, and unemployment peaked for the year at 5.8% in December, up from 4.2% in January.

The September 11 terrorist attacks exacerbated many negative trends already in motion and precipitated new challenges, especially in the insurance, travel and leisure, media, and airline industries. Aside from the unfathomable cost in human lives, initial estimates of losses in property, income, and jobs ran close to $60 billion, and the final cost will surely far exceed that number.

In the fourth quarter, we saw just how resilient the stock market can be. After plunging in the days immediately following the terrorist attacks, stocks began a robust rally that carried through the end of the year. The Dow gained 13.89% for the quarter, while the S&P 500 Index advanced 10.69%. Small-cap

                                                                    (CONTINUED)
stocks as measured by the Russell 2000 Index added 21.08%, and international stocks, represented by the Morgan Stanley Capital International EAFE Index, posted a 6.97% rise. When the dust settled on December 31, most stock indexes had reclaimed what they lost after the terrorists struck.

Much of the credit for revitalizing investor sentiment must surely go to the Federal Reserve Board, which continued its aggressive easing of interest rates, especially after September 11. To the six rate cuts implemented in the first half of the year, the Fed added five more reductions in the second half, making a record total of 11 for a full calendar year. After the final cut in December, the target federal funds rate stood at 1.75%, a level not seen in 40 years. Low interest rates helped keep the housing market alive and propped up consumer spending, which accounts for roughly two-thirds of the economy.

Complementing the Fed's actions were efforts by the Bush administration to shore up the economy with fiscal policy. One measure, signed into law in June, was a 10-year, $1.35 trillion tax cut that administration officials hoped would keep consumers spending freely. Additionally, the White House responded quickly to the terrorist tragedy by approving $15 billion in aid for the beleaguered airline industry, which had sustained huge losses even before September 11.

FALLING RATES HELP BONDS

The Fed's repeated rate cuts kept steady downward pressure on the yields for short-term fixed-income securities. The yields of longer-dated securities, however, declined by much smaller margins and, in the case of the 30-year Treasury bond, even increased slightly during the year. As a result, the yield curve steepened dramatically, with solid gains in most maturities. The Lehman Brothers Aggregate Bond Index finished the year with a gain of 8.44%, over half of which came in the third quarter, when the events of September 11 triggered sharply lower forecasts for U.S. economic growth and inflation concerns temporarily receded.

At the end of October, the U.S. Treasury announced that it would stop selling the 30-year bond, a surprise move that temporarily pushed down yields at the long end of the curve. However, the effects of the announcement were short-lived, and longer-dated Treasury securities quickly gave up much of their gains. As the Fed continued to lower short-term interest rates, buyers of longer-term securities began to anticipate a strengthening economy and the possibility of rising inflation, and consequently demanded greater incentives to invest.

Corporate securities generally outperformed Treasuries for the year, although spreads temporarily widened in the industries most affected by the terrorist attacks. High-yield securities, like stocks, were streaky and reacted with volatility to the many earnings downgrades announced during the period, particularly in the telecommunications sector. Overall, high-yield investments managed approximately a break-even performance for the year.

EARNINGS MUST CATCH UP TO SHARE PRICES

The stock market's strong performance in the fourth quarter served as a good example of investors' tendency to look ahead. The rally occurred in anticipation of an economic recovery but in the absence of much concrete evidence that such a recovery was imminent. Over the short term, this could result in some volatility. Over the longer term, we look for the innate strength and resilience of the U.S. economy to reassert itself.

After two years of declining stock prices, such an outlook is perhaps cold comfort. As always, however, we believe that the most prudent way to invest is by diversifying among asset classes and among different sectors within asset classes. In this way, investors can help smooth out the peaks and especially the valleys in their returns and offset the volatility inherent in any one asset class. With our broad array of competitive equity and fixed-income portfolios, the MassMutual Institutional Funds stand ready to help you and your participants implement a diversification strategy that fits your investment objectives and risk tolerance.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MASSMUTUAL INSTITUTIONAL FUNDS

MASSMUTUAL PRIME FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL PRIME FUND?

The objectives and policies of the Fund are to:

- maximize current income to the extent consistent with liquidity and the preservation of capital

-    invest in a diversified portfolio of money market instruments

- invest in high quality debt instruments with remaining maturity not to exceed 397 days
Note: This is not a money market fund.

HOW DID THE FUND PERFORM DURING 2001?

The Fund's Class S shares had a return of 4.14%, slightly higher than the 4.09% return available from 90-day Treasury bills.

WHAT FACTORS AFFECTED THE FUND'S RETURNS DURING THE PERIOD?

Returns in short-term fixed-income securities were significantly affected by the Federal Reserve Board, which implemented 11 reductions in interest rates during the period. In the process, the target federal funds rate fell from 6.50% to 1.75%. Meanwhile, the yields on commercial paper and other short-term securities normally purchased by the Fund also fell sharply.

While forecasts at the beginning of the period called for the Fed's easing to stimulate a recovery by the end of 2001, the terrorist attacks of September 11 were expected to delay the recovery, possibly until the second half of 2002. Additionally, whereas the economy had flirted with a recession before September 11, a recession seemed almost certain in the wake of the attacks, as some industries, such as airlines, hotels and leisure, and advertising, were brought to a virtual standstill for several weeks after the tragedy.

As in the first half of the year, the Fund invested a substantial percentage of its assets in Tier 1 securities during the second half of 2001, including a mix of commercial paper, agency discount notes, and occasionally a small exposure to T-bills. There were two reasons for this. First, our decision to reduce the maximum allowable position in the securities of any one issuer--which we adopted as a defensive measure in a risky credit environment--required us to increase the number of commercial paper positions in the portfolio. Consequently, we found it difficult to find enough opportunities in Tier 2 commercial paper that met our quality standards. The other factor was a narrowing of the spreads between Tier 2 and Tier 1 securities. As a result, we found the combination of yield and safety of the higher-quality paper more attractive in many cases.

Under normal circumstances, we prefer to invest most of the Fund's assets in Tier 2 commercial paper, which carries somewhat higher risk but also higher yields than Tier 1 securities, defined as those that have received the highest credit quality rating from at least two of the nationally recognized rating agencies. However, many issuers of commercial paper all along the credit quality spectrum, seeing that short-term interest rates were poised to fall further, declined to come to market until rates had stabilized at lower levels, thereby reducing the amount available for purchase. Furthermore, a soft economy meant that not as many companies were seeking financing in the commercial paper market. As a result, there was limited supply and healthy demand for most available commercial paper, causing spreads to narrow. In a few cases near the end of the year, spreads between Treasury bills and agency securities also narrowed, making T-bills the better choice.

HOW WAS THE FUND POSITIONED AT THE END OF THE PERIOD?

On December 31, 2001, the Fund held 54% of its assets in Tier 2 paper and 46% in Tier 1 securities, while 24% of its Tier 1 holdings were agency securities. The Fund's average life stood at 58 days, equaling the average duration of the IBC/Donohue Universe. Overall, the Fund's average life fluctuated from a low of 36 days to a high of 60 days, generally mirroring the benchmark.

WHAT IS YOUR OUTLOOK?

After a record 11 rate cuts in one calendar year, we believe the Fed is close to the end of its easing cycle. Furthermore, now that U.S. businesses have had a chance to adjust to the new realities of life after September 11, there are once again some signs that the economy might be bottoming. However, even if a recovery should be in the offing, we expect it to gather momentum slowly. That fact, together with recent comments by Fed officials, leads us to believe that 2002 could be a year of relative stability in interest rates, with neither dramatic increases nor much more in the way of reductions. Eventually, as the economic recovery progresses, we look for the yields on money market securities to rise and provide more generous returns for the Fund's investors.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Prime Fund Class S and 91-day Treasury Bills

MASSMUTUAL PRIME FUND
TOTAL RETURN

                                          FIVE YEAR
                                           AVERAGE            SINCE INCEPTION
                      ONE YEAR              ANNUAL             AVERAGE ANNUAL
                  1/1/01 - 12/31/01   1/1/97 - 12/31/01      10/3/94 - 12/31/01
Class S                4.14%                5.27%                  5.33%
-------------------------------------------------------------------------------
91-Day
Treasury
Bills                  4.09%                5.02%                  5.16%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
                      CLASS S                    T-BILLS
10/94                 $10,000                    $10,000
12/94                 $10,126                    $10,130
12/95                 $10,711                    $10,712
12/96                 $11,272                    $11,274
12/97                 $11,879                    $11,866
12/98                 $12,520                    $12,467
12/99                 $13,158                    $13,057
12/00                 $13,996                    $13,835
12/01                 $14,575                    $14,401


Hypothetical Investments in MassMutual Prime Fund Class A, Class Y and 91-day Treasury Bills

MASSMUTUAL PRIME FUND
TOTAL RETURN

                                                             SINCE INCEPTION
                                   ONE YEAR                  AVERAGE ANNUAL
                                1/1/01 - 12/31/01          1/1/98 - 12/31/01
Class A                              3.62%                          4.66%
Class Y                              4.04%                          5.13%
-------------------------------------------------------------------------------
91-Day
Treasury Bills                       4.09%                          4.96%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                  CLASS A             CLASS Y                T-BILLS
1/1/1998          $10,000             $10,000                $10,000
   12/98          $10,460             $10,514                $10,506
   12/99          $10,941             $11,053                $11,004
   12/00          $11,580             $11,744                $11,659
   12/01          $11,999             $12,218                $12,136

Hypothetical Investments in MassMutual Prime Fund Class L and 91-day Treasury Bills

MASSMUTUAL PRIME FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                                  ONE YEAR                      AVERAGE ANNUAL
                              1/1/01 - 12/31/01               5/3/99 - 12/31/01
Class L                             3.88%                           4.99%
-------------------------------------------------------------------------------
91-Day
Treasury Bills                      4.09%                           4.98%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


                     CLASS L                  T-BILLS
5/3/1999             $10,000                 $10,000
    6/99             $10,073                 $10,076
   12/99             $10,334                 $10,322
    6/00             $10,625                 $10,610
   12/00             $10,961                 $10,937
    6/01             $11,230                 $11,208
   12/01             $11,386                 $11,384

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE 91-DAY TREASURY BILLS ARE UNMANAGED AND DO NOT INCUR EXPENSES. TREASURY BILLS ARE BACKED BY THE U.S. GOVERNMENT AND OFFER A FIXED RATE OF RETURN, WHILE THE FUND'S SHARES ARE NOT GUARANTEED. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES

MASSMUTUAL PRIME FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


                                              PRINCIPAL                MARKET
                                               AMOUNT                  VALUE
                                             ----------               --------
SHORT-TERM INVESTMENTS -- 100.5%
COMMERCIAL PAPER -- 73.9%
Autoliv ASP, Inc.
   3.100% 01/30/2002                        $  8,930,000            $ 8,907,700
Autoliv ASP, Inc.
   3.420% 01/25/2002                           4,400,000              4,389,968
Avnet, Inc.
   3.100% 01/09/2002                          14,610,000             14,599,935
Burlington Resources, Inc.
   2.750% 02/12/2002                          10,700,000             10,665,671
Carolina Power & Light Co.
   3.000% 01/23/2002                           6,400,000              6,388,267
Carolina Power & Light Co.
   3.750% 01/17/2002                           9,000,000              8,985,000
Caterpillar Financial
   Services Corp.
   1.910% 07/22/2002                          15,040,000             14,815,256
ConAgra Foods, Inc.
   2.800% 01/16/2002                          10,000,000              9,988,334
ConAgra Foods, Inc.
   3.000% 01/23/2002                           5,500,000              5,489,916
Conoco, Inc.
   1.980% 03/28/2002                          11,135,000             11,065,842
The Disney (Walt) Co.
   2.700% 03/08/2002                           4,750,000              4,727,280
The Disney (Walt) Co.
   2.790% 02/07/2002                          10,640,000             10,609,490
Dominion Resources, Inc.
   3.020% 01/28/2002                          15,500,000             15,464,893
Eaton Corp.
   2.950% 02/27/2002                          15,000,000             14,929,938
Federal Signal Corp.
   2.850% 01/03/2002                           9,935,000              9,933,427
Ford Motor Credit Co.
   3.590% 03/15/2002                          14,300,000             14,247,090
General Dynamics Corp.
   2.040% 02/04/2002                          15,350,000             15,320,425
General Electric
   Capital Corp.
   2.030% 06/28/2002                          12,060,000             11,905,890
General Motors
   Acceptance Corp.
   2.830% 02/06/2002                          13,200,000             13,162,644
The Gillette Co.
   1.960% 05/13/2002                          15,000,000             14,857,579
ITT Industries, Inc.
   2.100% 01/25/2002                           5,800,000              5,791,880
Johnson Controls, Inc.
   2.270% 02/25/2002                          10,900,000             10,862,198
KeySpan Corp.
   2.100% 02/08/2002                           8,620,000              8,600,892
KeySpan Corp.
   2.100% 02/13/2002                           6,600,000              6,583,445
Kinder Morgan, Inc.
   3.100% 01/08/2002                           6,360,000              6,356,167
Kinder Morgan, Inc.
   3.100% 01/29/2002                           9,145,000              9,122,951
McCormick & Co., Inc.
   2.350% 02/05/2002                           5,500,000              5,487,434
Nestle Capital  Corp.
   1.770% 05/29/2002                          15,000,000             14,840,446
Pearson, Inc.
   2.650% 01/07/2002                           4,150,000              4,148,167
Praxair, Inc.
   2.800% 01/10/2002                          10,085,000             10,077,941
Public Service Co.
   of Colorado
   2.850% 01/04/2002                          15,000,000             14,996,437
Qwest Capital Funding, Inc.
   3.100% 01/30/2002                           2,210,000              2,204,481
Qwest Capital Funding, Inc.
   3.150% 02/28/2002                           2,615,000              2,601,729
Qwest Capital Funding, Inc.
   3.150% 03/01/2002                           4,215,000              4,193,240
Qwest Capital Funding, Inc.
   3.700% 01/15/2002                           5,190,000              5,182,533
Reed Elsevier, Inc.
   2.400% 01/07/2002                          12,900,000             12,894,840
Ryder Systems, Inc.
   3.000% 01/18/2002                           8,850,000              8,837,462
Safeway, Inc.
   3.670% 01/14/2002                           5,700,000              5,692,445
Safeway, Inc.
   3.720% 01/11/2002                           4,760,000              4,755,082
Safeway, Inc.
   3.750% 01/11/2002                           3,855,000              3,850,984
Sysco Corp.
   1.820% 03/08/2002                          10,390,000             10,340,305
Textron Financial Corp.
   2.300% 01/11/2002                           8,420,000              8,414,620
Toyota Motor Credit Corp.
   1.790% 02/05/2002                           9,070,000              9,054,216
TRW, Inc.
   3.680% 02/15/2002                           4,700,000              4,678,379
Tyco International Group
   1.820% 02/11/2002                          12,000,000             11,975,127
UOP
   2.830% 02/14/2002                          15,400,000             15,346,733
Viacom, Inc.
   2.750% 01/11/2002                           4,380,000              4,376,654
Viacom, Inc.
   2.760% 01/23/2002                           4,400,000              4,392,579
Viacom, Inc.
   3.050% 01/31/2002                         $ 6,600,000           $  6,583,225
Washington Mutual
   Financial Corp.
   2.700% 01/24/2002                           8,290,000              8,275,700
Washington Mutual
   Financial Corp.
   2.950% 01/25/2002                           3,945,000              3,937,241
Washington Mutual
   Financial Corp.
   3.050% 01/08/2002                           3,265,000             3,263,064
                                                                    -----------
                                                                     458,173,142
                                                                    -----------
DISCOUNT NOTES -- 24.3%
Federal Home Loan Bank
   1.840% 01/02/2002                          15,745,000             15,744,195
Federal Home Loan Bank
   2.330% 04/01/2002                           5,585,000              5,552,551
Federal Home Loan
   Mortgage Corp.
   1.690% 03/22/2002                          14,375,000             14,319,513
Federal Home Loan
   Mortgage Corp.
   1.690% 03/27/2002                          15,000,000             14,940,150
Federal Home Loan
   Mortgage Corp.
   1.740% 04/26/2002                          12,475,000             12,403,893
Federal Home Loan
   Mortgage Corp.
   1.820% 05/17/2002                          11,460,000             11,369,695
Federal National
   Mortgage Association
   1.750% 04/25/2002                          16,515,000             16,421,690
Federal National
   Mortgage Association
   1.800% 02/22/2002                          12,652,000             12,619,105
Federal National
   Mortgage Association
   1.800% 03/07/2002                          17,080,000             17,028,077
Federal National
   Mortgage Association
   3.100% 01/22/2002                           8,985,000              8,968,752
Federal National
   Mortgage Association
   3.450% 01/31/2002                           7,665,000              7,642,963
Federal National
   Mortgage Association
   3.750% 06/14/2002                          13,965,000             13,849,230
                                                                    -----------
                                                                    150,859,814
                                                                    -----------

The accompanying notes are an integral part of the financial statements.


U.S. TREASURY BILLS -- 2.3%
U.S. Treasury Bill
   1.690% 05/02/2002                         $14,450,000          $ 14,367,635
                                                                  ------------
TOTAL SHORT-TERM
INVESTMENTS
(COST $623,452,149)*                                               623,400,591
                                                                  ------------
TOTAL INVESTMENTS -- 100.5%

OTHER ASSETS/
(LIABILITIES) -- (0.5%)                                             (3,061,320)
                                                                  ------------
NET ASSETS -- 100.0%                                              $620,339,271
                                                                  ============

NOTES TO PORTFOLIO OF INVESTMENTS
  *   Aggregate cost for Federal tax purposes. (NOTE 7).


  The remainder of this page is intentionally left blank.

  The accompanying notes are an integral part of the financial statements.

MASSMUTUAL PRIME FUND - FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                  DECEMBER 31, 2001
                                                                                                                  -----------------
ASSETS:
        Short-term investments, at value (cost $623,452,149) (NOTE 2)                                                $ 623,400,591
        Cash                                                                                                                 7,959
        Receivables from:
            Fund shares sold                                                                                             8,796,597
            Interest                                                                                                           512
                                                                                                                      ------------
                 Total assets                                                                                          632,205,659
                                                                                                                      ------------
LIABILITIES:
        Payables for:
            Fund shares repurchased                                                                                     11,513,379
            Directors' fees and expenses (NOTE 3)                                                                            6,933
            Affiliates (NOTE 3):
                 Investment management fees                                                                                186,234
                 Administration fees                                                                                        80,982
                 Service fees                                                                                               47,291
        Accrued expenses and other liabilities                                                                              31,569
                                                                                                                      ------------
                 Total liabilities                                                                                      11,866,388
                                                                                                                      ------------
        NET ASSETS                                                                                                    $620,339,271
                                                                                                                      ============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                               $620,507,361
        Distributions in excess of net investment income                                                                    (3,327)
        Accumulated net realized loss on investments                                                                      (113,205)
        Net unrealized depreciation on investments                                                                         (51,558)
                                                                                                                      ------------

                                                                                                                      $620,339,271
                                                                                                                      ============
NET ASSETS:
        Class A                                                                                                       $ 90,120,584
                                                                                                                      ============
        Class L                                                                                                       $ 53,150,604
                                                                                                                      ============
        Class Y                                                                                                       $ 84,480,646
                                                                                                                      ============
        Class S                                                                                                       $392,587,437
                                                                                                                      ============
SHARES OUTSTANDING:
        Class A                                                                                                            593,599
                                                                                                                      ============
        Class L                                                                                                            348,058
                                                                                                                      ============
        Class Y                                                                                                            551,181
                                                                                                                      ============
        Class S                                                                                                          2,557,148
                                                                                                                      ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                      $      151.82
                                                                                                                      ============
        Class L                                                                                                      $      152.71
                                                                                                                      ============
        Class Y                                                                                                      $      153.27
                                                                                                                      ============
        Class S                                                                                                      $      153.53
                                                                                                                      ============

       The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                      YEAR ENDED
                                                                                                                  DECEMBER 31, 2001
                                                                                                                  -----------------
INVESTMENT INCOME: (NOTE 2)
        Interest                                                                                                       $25,774,347
                                                                                                                      ------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                              2,030,486
        Custody fees                                                                                                        62,579
        Shareholder reporting fees                                                                                          30,864
        Audit and legal fees                                                                                                27,946
        Directors' fees (NOTE 3)                                                                                            12,104
                                                                                                                      ------------
                                                                                                                         2,163,979
        Administration fees (NOTE 3):
            Class A                                                                                                        186,797
            Class L                                                                                                        136,796
            Class Y                                                                                                        133,901
            Class S                                                                                                        336,861
        Service fees (NOTE 3):
            Class A                                                                                                        140,534
                                                                                                                      ------------
                Total expenses                                                                                           3,098,868
                                                                                                                      ------------
                NET INVESTMENT INCOME                                                                                   22,675,479
                                                                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions                                                                        29,641
        Net change in unrealized appreciation (depreciation) on investment                                                  45,625
                                                                                                                      ------------
                NET REALIZED AND UNREALIZED GAIN                                                                            75,266
                                                                                                                      ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $22,750,745
                                                                                                                      ============

        The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED                 YEAR ENDED
                                                                                        DECEMBER 31, 2001         DECEMBER 31, 2000
                                                                                        -----------------         -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                            $  22,675,479             $  27,013,474
        Net realized gain (loss) on investment transactions                                     29,641                  (100,872)
        Net change in unrealized appreciation (depreciation) on investments                     45,625                   (74,308)
                                                                                          ------------              ------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            22,750,745                26,838,294
                                                                                          ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                             (3,091,524)               (1,778,250)
        Class L                                                                             (1,905,817)               (1,278,717)
        Class Y                                                                             (3,019,053)               (3,255,692)
        Class S                                                                            (14,668,785)              (20,750,766)
                                                                                          ------------              ------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                 (22,685,179)              (27,063,425)
                                                                                          ------------              ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             62,220,820                26,498,531
        Class L                                                                             29,585,377                14,753,314
        Class Y                                                                             21,788,130                29,560,901
        Class S                                                                              1,651,461                70,852,915
                                                                                          ------------              ------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        115,245,788               141,665,661
                                                                                          ------------              ------------
        TOTAL INCREASE IN NET ASSETS                                                       115,311,354               141,440,530
NET ASSETS:
        Beginning of year                                                                  505,027,917               363,587,387
                                                                                          ------------              ------------
        End of year (including distributions in excess of net investment income of
           $3,327 and undistributed net investment income of $6,373, respectively)        $620,339,271              $505,027,917
                                                                                          ============              ============

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                  CLASS A
                                                                                                  --------
                                                                                YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                                 12/31/01     12/31/00      12/31/99     12/31/98+
                                                                                ----------   ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $151.77      $151.41       $150.83      $ 691.21
                                                                                 -------      -------       -------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                             5.10***      9.35***       7.55***      32.03***
  Net realized and unrealized gain (loss) on investments                            0.40        (0.54)        (0.75)        (0.09)
                                                                                 -------      -------       -------      --------
       Total income from investment operations                                      5.50         8.81          6.80         31.94
                                                                                 -------      -------       -------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                       (5.45)       (8.45)        (6.22)      (572.32)
                                                                                 -------      -------       -------      --------
NET ASSET VALUE, END OF PERIOD                                                   $151.82      $151.77       $151.41      $ 150.83
                                                                                 =======      =======       =======      ========
TOTAL RETURN@                                                                       3.62%        5.84%         4.59%         4.60%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                              $90,121      $29,149       $ 3,548      $    120
  Net expenses to average daily net assets                                          0.96%       0.95%          1.04%         1.20%
  Net investment income to average daily net assets                                 3.28%       5.95%          4.89%         4.59%

                                                                                            CLASS L
                                                                                            -------
                                                                                YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                                                                 12/31/01     12/31/00      12/31/99+
                                                                                =========    ==========   ============
NET ASSET VALUE, BEGINNING OF PERIOD                                             $152.41      $151.84       $152.99
                                                                                 -------      -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                             5.58***     9.87***      6.37***
  Net realized and unrealized gain (loss) on investments                            0.34        (0.70)        (1.24)
                                                                                 -------      -------       -------
       Total income from investment operations                                      5.92         9.17          5.13
                                                                                 -------      -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                       (5.62)       (8.60)        (6.28)
                                                                                 -------      -------       -------
NET ASSET VALUE, END OF PERIOD                                                   $152.71      $152.41       $151.84
                                                                                 =======      =======       =======
TOTAL RETURN@                                                                       3.88%        6.07%         3.34% **

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                              $53,151      $24,010       $ 9,842
  Net expenses to average daily net assets                                          0.71%        0.70%         0.76% *
  Net investment income to average daily net assets                                 3.58%        6.25%         6.11% *

*    ANNUALIZED

**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.

***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.

++   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.

+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.

@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        CLASS Y
                                                                                        -------
                                                                  YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                                   12/31/01     12/31/00       12/31/99     12/31/98+
                                                                  ----------   ----------     ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $152.87    $  151.97      $ 150.73     $  690.78
                                                                     -------      -------       -------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                 6.06***      9.63***       8.78***      36.67 ***
  Net realized and unrealized gain (loss) on investments                0.11        (0.13)        (1.20)        (1.30)
                                                                     -------      -------       -------     ---------
       Total income from investment operations                          6.17         9.50          7.58         35.37
                                                                     -------      -------       -------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                           (5.77)       (8.60)        (6.34)      (575.42)
                                                                     -------      -------       -------     ---------
NET ASSET VALUE, END OF PERIOD                                       $153.27    $  152.87     $  151.97      $ 150.73
                                                                     =======      =======       =======      ========
TOTAL RETURN@                                                           4.04%        6.25%         5.13%         5.14%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                 $ 84,481     $ 62,858      $ 33,392        $  556
  Net expenses to average daily net assets                              0.56%        0.55%         0.57%         0.74%
  Net investment income to average daily net assets                     3.87%        6.15%         5.60%         5.21%

                                                                                              CLASS S (1)
                                                                                             ------------
                                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                   12/31/01      12/31/00      12/31/99     12/31/98      12/31/97
                                                                  ----------    ----------    ----------   ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  153.08    $  152.14     $  150.74     $  150.84   $  151.00
                                                                   ---------    ---------     ---------     ---------   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                 6.32***      9.74***       7.82***       8.10***     8.14***
  Net realized and unrealized gain (loss) on investments                0.02        (0.07)        (0.13)         0.03       (0.01)
                                                                   ---------    ---------     ---------     ---------   ---------
       Total income from investment operations                          6.34         9.67          7.69          8.13        8.13
                                                                   ---------    ---------     ---------     ---------   ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                           (5.89)       (8.73)        (6.29)        (8.23)      (8.29)
                                                                   ---------    ---------     ---------     ---------   ---------
NET ASSET VALUE, END OF PERIOD                                     $  153.53    $  153.08     $  152.14     $  150.74   $  150.84
                                                                   =========    =========     =========     =========   =========
TOTAL RETURN@                                                           4.14%        6.37%         5.10%         5.39%       5.39%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                 $392,587     $389,011      $316,805      $251,757    $241,370
  Ratio of expenses to average daily net assets:
     Before expense waiver                                             0.45%        0.45%         0.48%         0.55%        0.55%
     After expense waiver#                                               N/A          N/A           N/A           N/A        0.54%
  Net investment income to average daily net assets                     4.03%        6.22%         5.06%         5.23%       5.25%

***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.

++   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.

(1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.

# COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.

@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND - PORTFOLIO MANAGER REPORT
(FORMERLY KNOWN AS MASSMUTUAL SHORT-TERM BOND FUND)

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SHORT-DURATION BOND FUND?

The objectives and policies of the Fund are to:

- achieve a high total return primarily from current income while minimizing fluctuations in capital values

- invest primarily in a diversified portfolio of short-term, investment grade, fixed income securities

-    maintain duration below three years

-    diversify investments among market sectors on the basis of relative merit

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's Class S shares returned 6.42%, trailing the 8.53% return of the Lehman Brothers 1-3 Year Government Bond Index.

WHY DID THE FUND UNDERPERFORM THE BENCHMARK?

The Fund is managed according to the dictates of the yield preference strategy, which calls for lengthening or shortening the average duration of the Fund's holdings depending on the shape of the yield curve. The yield curve is a graphical representation of the yields of comparable securities with different maturities, typically from three months out to 30 years. When the yield curve steepens, spreads widen between the yields of securities with longer maturities and the yields of shorter-dated securities. The idea behind the yield preference strategy is to lengthen the Fund's duration as the curve steepens and shorten duration as the curve flattens, so that we will be adequately compensated for taking the greater risk of investing in longer-dated securities.

Under normal circumstances, the strategy does best when interest rates are relatively stable. Unfortunately, rates were extremely volatile during the period, as the Federal Reserve Board cut short-term rates 11 times in 2001, a record for one calendar year. The target federal funds rate plunged from 6.50% to 1.75%, a level not seen since the early 1960s.

In addition, several corporate positions detracted from performance. Crown Cork & Seal debt was downgraded during the period because of concerns about the company's asbestos liability. Commercial carrier America West Airlines, our only exposure to airline securities, was hurt by the events of September 11 along with the rest of the industry. Dana Corp., an OEM auto parts manufacturer, suffered from slack demand, high debt, and narrowing profit margins due to less favorable pricing from the major automakers.

On the positive side, our B-rated securities of IMC Global were tendered at only 50 basis points above the yield on Treasuries, an extremely favorable development that benefited the Fund. Furthermore, the Fund actively bought and sold a number of corporate issues during the year with a net positive result to our performance.

WHAT CHANGES DID YOU MAKE IN THE FUND'S DURATION?

The yield curve began the year slightly inverted, meaning that some short-term securities yielded more than those with longer maturities. Therefore, the Fund's duration was relatively short at 1.08 years. As called for by our strategy, we lengthened duration to 1.76 years by the end of June, as the curve steepened in response to the Fed's six rate cuts in the first half of the year. We did most of the lengthening in the second quarter, when our part of the yield curve steepened the most. Unfortunately, most of the gains from falling rates came in the first quarter. With a shorter duration, the Fund did not benefit as much as the benchmark did from that situation.

As the curve kept steepening throughout the year, we continued to lengthen the Fund's duration until it reached 2.98 years at the end of the period, near our maximum of 3.00 years and considerably longer than the benchmark's duration of approximately 1.75 years. In the fourth quarter, however, our positioning again put us at a disadvantage, as rates edged up slightly and our longer duration exposed us to greater interest rate risk.

WHAT SIGNIFICANT CHANGES OCCURRED IN THE FUND'S COMPOSITION?

In the course of lengthening the Fund's duration, we increased agency paper from 1.3% of assets at the end of 2000 to 41.7% at the end of the period. Those purchases were funded mainly by maturing commercial paper and sales of money market securities, which dropped from 55.3% of assets in January to 17.4% at the end of December.

WHAT IS YOUR OUTLOOK?

We are hopeful that 2002 will provide more stability in interest rates than we saw in 2001. Indeed, recent comments from the Fed indicate that even if the economy begins to recover, the central bank will not be in a hurry to begin raising rates. An improving economy and stable interest rates could cause corporate spreads to narrow. With roughly 30% of the Fund's assets invested in corporate securities across a broad range of sectors, we are well positioned to benefit from this scenario. If the unlikely occurs and the Fed begins raising interest rates sooner than we expect, our longer duration versus the benchmark would hurt relative performance. We encourage investors to adopt a three- to five-year perspective when evaluating the Fund's performance, as we believe that over longer periods of time, its performance will normally be very competitive with that of the benchmark.

DURATION DIVERSIFICATION (12/31/01)
     MASSMUTUAL SHORT-DURATION
         BOND FUND

AVERAGE DURATION=2.98 YEARS

LESS THAN 1 YEAR        27.0%
       1-3 YEARS        30.4%
       3-5 YEARS        23.8%
      5-10 YEARS        18.8%

QUALITY STRUCTURE (12/31/01)
MASSMUTUAL SHORT-DURATION
        BOND FUND

U.S. GOVERNMENTS CASH EQUIVALENTS Aaa/AAA      67.8%
Aa/AA                                           0.3%
A/A                                            13.5%
Baa/BBB                                        15.0%
Ba/BB                                           2.4%
Caa                                             1.0%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index

   MASSMUTUAL SHORT-DURATION BOND FUND
   TOTAL RETURN

                                               FIVE YEAR       SINCE INCEPTION
                            ONE YEAR        AVERAGE ANNUAL    AVERAGE ANNUAL
                       1/1/01 - 12/31/01  1/1/97 - 12/31/01  10/3/94 - 12/31/01
Class S                     6.42%              5.81%               6.40%
-------------------------------------------------------------------------------
Lehman Brothers
1-3 Year                    8.53%              6.64%               6.76%
Government Bond Index

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                      CLASS S               LEHMAN 1-3 YR. GOVT.
10/3/1994             $10,000                     $10,000
    12/94             $10,013                     $10,002
    12/95             $11,192                     $11,086
    12/96             $11,816                     $11,648
    12/97             $12,624                     $12,423
    12/98             $13,418                     $13,289
    12/99             $13,834                     $13,684
    12/00             $14,730                     $14,802
    12/01             $15,677                     $16,065

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class A, Class Y and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                                     ONE YEAR                   AVERAGE ANNUAL
                                  1/1/01 - 12/31/01           1/1/98 - 12/31/01
Class A                                 5.94%                       5.05%
Class Y                                 6.35%                       5.47%
-------------------------------------------------------------------------------
Lehman Brothers
1-3 Year                                8.53%                       6.64%
Government Bond Index

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                        CLASS A            CLASS Y        LEHMAN 1-3 YR. GOVT.
1/1/1998                $10,000            $10,000                   $10,000
   12/98                $10,575            $10,612                   $10,697
   12/99                $10,840            $10,934                   $11,015
   12/00                $11,495            $11,638                   $11,915
   12/01                $12,178            $12,376                   $12,932

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                                               SINCE INCEPTION
                                            ONE YEAR           AVERAGE ANNUAL
                                        1/1/01 - 12/31/01     5/3/99 - 12/31/01
Class L                                      6.16%                 5.24%
-------------------------------------------------------------------------------
Lehman Brothers
1-3 Year                                     8.53%                 7.00%
Government Bond Index

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           Class L              Lehman 1-3 Yr. Govt.
5/3/1999                   $10,000                    $10,000
    6/99                   $10,010                    $10,022
   12/99                   $10,148                    $10,203
    6/00                   $10,455                    $10,509
   12/00                   $10,794                    $11,037
    6/01                   $11,141                    $11,483
   12/01                   $11,459                    $11,979

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL SHORT-DURATION BOND FUND - PORTFOLIO OF INVESTMENTS
(FORMERLY KNOWN AS MASSMUTUAL SHORT-TERM BOND FUND)
DECEMBER 31, 2001

                                                      PRINCIPAL          MARKET
                                                       AMOUNT            VALUE
                                                      ---------          ------
BONDS & NOTES -- 82.7%

ASSET BACKED SECURITIES -- 4.8%
America West Airlines, Inc.
   Series 1996-1, Class A
   6.850% 07/02/2009                              $  1,810,887       $ 1,760,146
Boston Edison Co.
   Series 1999-1, Class A4
   6.910% 09/15/2009                                 2,500,000         2,673,332
California Infrastructure
   SCE-1, 1997-1, Class A5
   6.280% 09/25/2005                                   300,000           310,042
California Infrastructure
   SDG&E-1,1997-1, Class A5
   6.190% 09/25/2005                                   200,000           206,222
First Bank Corporate
   Card Master Trust
   1997-1, Class A
   6.400% 02/15/2003                                 1,000,000         1,004,680
First Security Auto Owner
   Trust 1999-1, Class A4
   5.740% 06/15/2004                                 3,780,261         3,844,583
Metlife Capital Equipment
   Loan Trust Series
   1997-A, Class A
   6.850% 05/20/2008                                   559,513           579,772
Railcar Trust Series
   1992-1, Class A
   7.750% 06/01/2004                                   509,265           534,290
Rental Car Finance Corp.
   Series 1999-1A, Class A+
   5.900% 02/25/2007                                 1,000,000         1,030,142
Student Loan Marketing
   Association Series
   1998-1, Class A1
   6.574% 01/25/2007                                   721,001           722,691
                                                                      ----------
TOTAL ASSET BACKED
SECURITIES
(COST $12,395,819)                                                    12,665,900
                                                                      ==========
CORPORATE DEBT -- 73.5%
AirTouch
   Communications, Inc.
   6.650% 05/01/2008                                 1,000,000         1,023,610
ARAMARK Services, Inc.
   8.150% 05/01/2005                                   600,000           592,164
Arrow Electronics, Inc.
   8.700% 10/01/2005                                 1,000,000         1,025,191
AT&T Canada, Inc.
   7.625% 03/15/2005                                 3,000,000         1,956,393
Avnet, Inc.
   8.200% 10/17/2003                                 1,200,000         1,230,552
BHP Finance (USA) Limited
   7.875% 12/01/2002                                 1,000,000         1,042,850
Bombardier Capital, Inc.+
   6.000% 01/15/2002                                 2,000,000         2,001,908
Brascan Corp.
   8.125% 12/15/2008                                 1,100,000         1,097,503
Bristol-Myers Squibb Co.
   5.750% 10/01/2011                                   800,000           789,112
Camden Property Trust
   7.000% 11/15/2006                                 1,000,000         1,026,750
Centerpoint Properties
   Corp. Series MTNA
   7.125% 03/15/2004                                 1,000,000         1,038,536
Century Tel, Inc. Series E
   6.150% 01/15/2005                                 1,000,000         1,010,950
Cinergy Corp.
   6.250% 09/01/2004                                 1,000,000         1,013,800
The CIT Group, Inc.
   7.375% 03/15/2003                                 2,500,000         2,622,625
CNF, Inc.
   8.875% 05/01/2010                                   930,000           940,184
Computer Associates
   International, Inc.
   6.375% 04/15/2005                                   750,000           743,197
Computer Sciences Corp.
   6.750% 06/15/2006                                 1,300,000         1,351,194
ConAgra Foods, Inc.
   6.000% 09/15/2006                                 1,265,000         1,291,869
Crown Cork & Seal Co., Inc.
   7.125% 09/01/2002                                 4,000,000         2,720,000
CSX Corp.
   7.050% 05/01/2002                                 2,900,000         2,939,846
DaimlerChrysler NA
   Holding Corp.
   6.400% 05/15/2006                                 1,340,000         1,338,204
Dana Corp.
   6.250% 03/01/2004                                 5,000,000         4,550,000
Dominion Resources, Inc.
   7.820% 09/15/2004                                 1,000,000         1,070,070
DPL, Inc.
   8.250% 03/01/2007                                 1,000,000         1,066,880
Duke Capital Corp.
   7.250% 10/01/2004                                 3,000,000         3,201,516
Emerald Investment
   Grade CBO Limited+
   7.210% 05/24/2011                                 2,000,000         1,990,000
ERAC USA Finance Co.+
   8.250% 05/01/2005                                 1,000,000         1,059,480
FirstEnergy Corp.
   5.500% 11/15/2006                                   450,000           443,624
FNMA (Benchmark Note)
   5.500% 03/15/2011                                43,500,000        42,731,790
FNMA (Benchmark Note)
   6.000% 12/15/2005                                31,800,000        33,448,226
FNMA (Benchmark Note)
   6.500% 08/15/2004                                32,500,000        34,769,768
Ford Motor Credit Co.
   7.500% 03/15/2005                                 2,500,000         2,557,575
FPL Group Capital, Inc.
   6.125% 05/15/2007                                 1,000,000         1,013,200
General American
   Transportation Corp.
   6.750% 03/01/2006                                 1,000,000           842,030
General Electric Capital
   Corp. Series MTNA
   5.500% 04/15/2002                                 2,100,000         2,118,543
General Motors
   Acceptance Corp.
   6.125% 09/15/2006                                 1,000,000           989,550
Houghton Mifflin Co.
   7.000% 03/01/2006                                   600,000           608,022
Household Finance Corp.
   6.375% 10/15/2011                                 1,450,000         1,404,238
Humana, Inc.
   7.250% 08/01/2006                                   500,000           503,180
Jones Apparel Group, Inc.
   7.875% 06/15/2006                                 1,000,000         1,034,690
Lafarge Corp.
   6.375% 07/15/2005                                 1,000,000         1,012,000
Mapco, Inc.
   7.250% 03/01/2009                                 1,250,000         1,250,612
Maytag Corp. Series MTND
   7.610% 03/03/2003                                 2,000,000         2,087,602
MGM Mirage, Inc.
   6.950% 02/01/2005                                   600,000           590,508
NiSource Finance Corp.
   7.625% 11/15/2005                                 1,000,000         1,036,640
Norfolk Southern Corp.
   7.350% 05/15/2007                                 1,000,000         1,074,470
Occidental Petroleum Corp.
   6.750% 11/15/2002                                 2,900,000         2,981,838
Park Place
   Entertainment Corp.
   8.500% 11/15/2006                                   600,000           627,036
Raytheon Co.
   6.300% 03/15/2005                                   500,000           511,290
Sony Capital Corp.+
   4.950% 11/01/2006                                   650,000           630,721

The accompanying notes are an integral part of the financial statements.

                                                      PRINCIPAL         MARKET
                                                       AMOUNT            VALUE
                                                     ----------         ------
SuperValu, Inc.
   7.625% 09/15/2004                              $  2,500,000      $  2,554,115
Telefonica Europe BV
   7.350% 09/15/2005                                 1,130,000         1,194,128
Textron Financial Corp.
   7.125% 12/09/2004                                 3,500,000         3,574,725
TRW, Inc.
   8.750% 05/15/2006                                 2,000,000         2,145,886
Union Oil of California
   Series MTNA
   9.875% 08/15/2002                                 2,500,000         2,614,500
Valero Energy Corp.
   7.375% 03/15/2006                                 1,000,000         1,050,511
Verizon Global Funding
   Corp. Series MTNA
   7.600% 03/15/2007                                 1,250,000         1,350,025
Vulcan Materials Co.
   5.750% 04/01/2004                                 5,000,000         5,117,525
                                                                    ------------
TOTAL CORPORATE DEBT
(COST $195,438,586)                                                  195,602,952
                                                                    ============
NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 2.4%
COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
   Series 1995-MD4,
   Class A1
   7.100% 08/13/2029                                 2,153,643         2,290,783
Merrill Lynch Mortgage
   Investors, Inc. Series
   1998-ASPI, Class C+
   7.825% 10/01/2003                                 4,000,000         3,997,500
                                                                    ------------
TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $6,261,493)                                                      6,288,283
                                                                    ============
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 2.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.3%
PASS-THROUGH SECURITIES
FHLMC
   4.750% 09/01/2006                                    15,729            15,085
FHLMC
   7.500% 06/01/2015                                   813,370           852,005
                                                                    ------------
                                                                         867,090
                                                                    ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 0.2%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FNMA Series 1993-71,
   Class PG
   6.250% 07/25/2007                                   357,573           358,353
                                                                    ------------
PASS-THROUGH SECURITIES -- 0.1%
FNMA
   8.000% 05/01/2013                                    62,574            65,018
FNMA
   9.000% 10/01/2009                                   127,619           136,360
                                                                    ------------
                                                                         201,378
                                                                    ------------
TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                                       559,731
                                                                    ============
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 1.5%
PASS-THROUGH SECURITIES
GNMA
   7.500% 08/15/2029                                 3,309,036         3,424,265
GNMA
   8.000% 01/15/2004 -
            11/15/2007                                 429,431           454,330
                                                                    ------------
                                                                       3,878,595
                                                                    ------------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $5,002,507)                                                      5,305,416
                                                                    ============
TOTAL BONDS & NOTES
(COST $219,098,405)                                                  219,862,551
                                                                    ============
SHORT-TERM INVESTMENTS -- 18.7%
COMMERCIAL PAPER
Carolina Power &
   Light Co.
   3.000% 01/30/2002                                 3,000,000         2,992,750
Conoco, Inc.
   1.980% 03/28/2002                                 6,405,000         6,365,220
The Disney (Walt) Co.
   2.180% 05/13/2002                                   400,000           396,202
The Disney (Walt) Co.
   2.560% 05/13/2002                                 1,580,000         1,564,998
The Disney (Walt) Co.
   2.650% 02/07/2002                                 1,500,000         1,495,915
Eaton Corp.
   3.600% 01/08/2002                                 2,000,000         1,998,600
Eaton Corp.
   3.840% 02/22/2002                                 3,025,000         3,008,222
Ford Motor Credit Co.
   2.550% 02/25/2002                                   105,000           104,591
Ford Motor Credit Co.
   2.600% 02/25/2002                                   115,000           114,543
Ford Motor Credit Co.
   2.760% 03/08/2002                                 1,870,000         1,861,056
General Motors
   Acceptance Corp.
   2.620% 03/12/2002                                 2,300,000         2,288,342
Ingersoll-Rand Co.
   3.600% 01/29/2002                                 1,840,000         1,834,848
Kinder Morgan, Inc.
   2.500% 02/11/2002                                 1,085,000         1,081,911
Qwest Capital Funding, Inc.
   2.650% 02/14/2002                                   475,000           473,462
Qwest Capital Funding, Inc.
   2.700% 02/25/2002                                   460,000           458,103
Qwest Capital Funding, Inc.
   2.950% 02/28/2002                                 3,585,000         3,567,961
Qwest Capital Funding, Inc.
   3.100% 01/29/2002                                   265,000           264,361
Qwest Capital Funding, Inc.
   3.150% 01/29/2002                                 1,300,000         1,296,815
Safeway, Inc.
   3.660% 02/05/2002                                 1,350,000         1,345,196
Safeway, Inc.
   3.690% 01/22/2002                                   435,000           434,064
Safeway, Inc.
   3.750% 01/14/2002                                 1,795,000         1,792,570
UOP
   2.750% 02/05/2002                                 1,180,000         1,176,845
UOP
   3.100% 01/25/2002                                 3,845,000         3,837,054
UOP
   3.520% 01/31/2002                                 1,015,000         1,012,022
Viacom, Inc.
   3.750% 01/31/2002                                 3,660,000         3,648,563
Washington Mutual
   Financial Corp.
   3.050% 01/10/2002                                 5,425,000         5,420,863
                                                                    ------------
                                                                      49,835,077
                                                                    ------------
TOTAL SHORT-TERM
INVESTMENTS
(COST $49,844,756)                                                    49,835,077
                                                                    ============
TOTAL INVESTMENTS -- 101.4%
(COST $268,943,161)*                                                 269,697,628

OTHER ASSETS/
(LIABILITIES) -- (1.4%)                                               (3,714,427)
                                                                    ============

NET ASSETS -- 100.0%                                                $265,983,201
                                                                    ============

NOTES TO PORTFOLIO OF INVESTMENTS

  *   Aggregate cost for Federal tax purposes. (NOTE 7).

  + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL SHORT-TERM BOND FUND)

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $219,098,405) (NOTE 2)                                                          $219,862,551
        Short-term investments, at value (cost $49,844,756) (NOTE 2)                                                  49,835,077
                                                                                                                    ------------
            Total Investments                                                                                        269,697,628
        Cash                                                                                                              25,012
        Receivables from:
            Investments sold                                                                                               3,784
            Fund shares sold                                                                                             304,612
            Interest                                                                                                   3,255,488
                                                                                                                    ------------
                 Total assets                                                                                        273,286,524
                                                                                                                    ------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                      6,449,597
            Fund shares repurchased                                                                                      694,276
            Directors' fees and expenses (NOTE 3)                                                                          3,838
            Affiliates (NOTE 3):
                 Investment management fees                                                                               90,913
                 Administration fees                                                                                      42,175
                 Service fees                                                                                              7,310
        Accrued expenses and other liabilities                                                                            15,214
                                                                                                                    ------------
                 Total liabilities                                                                                     7,303,323
                                                                                                                    ------------
        NET ASSETS                                                                                                  $265,983,201
                                                                                                                    ============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                             $266,608,961
        Accumulated net realized loss on investments                                                                  (1,380,227)
        Net unrealized appreciation on investments                                                                       754,467
                                                                                                                    ------------
                                                                                                                    $265,983,201
                                                                                                                    ============
NET ASSETS:
        Class A                                                                                                     $ 11,473,170
                                                                                                                    ============
        Class L                                                                                                     $ 77,789,408
                                                                                                                    ============
        Class Y                                                                                                     $ 14,732,611
                                                                                                                    ============
        Class S                                                                                                     $161,988,012
                                                                                                                    ============

SHARES OUTSTANDING:
        Class A                                                                                                        1,144,137
                                                                                                                    ============
        Class L                                                                                                        7,768,971
                                                                                                                    ============
        Class Y                                                                                                        1,466,575
                                                                                                                    ============
        Class S                                                                                                       16,062,805
                                                                                                                    ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                     $      10.03
                                                                                                                    ============
        Class L                                                                                                     $      10.01
                                                                                                                    ============
        Class Y                                                                                                     $      10.05
                                                                                                                    ============
        Class S                                                                                                     $      10.08
                                                                                                                    ============

       The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
INVESTMENT INCOME: (NOTE 2)
        Interest                                                                                                     $15,263,397
                                                                                                                     -----------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                            1,068,676
        Custody fees                                                                                                      28,303
        Shareholder reporting fees                                                                                        14,467
        Audit and legal fees                                                                                              12,962
        Directors' fees (NOTE 3)                                                                                           5,619
                                                                                                                     -----------
                                                                                                                       1,130,027
        Administration fees (NOTE 3):
            Class A                                                                                                       25,336
            Class L                                                                                                      238,624
            Class Y                                                                                                       17,647
            Class S                                                                                                      202,167
        Service fees (NOTE 3):
            Class A                                                                                                       20,000
                                                                                                                     -----------
                Total expenses                                                                                         1,633,801
                                                                                                                     -----------
                NET INVESTMENT INCOME                                                                                 13,629,596
                                                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions                                                                     221,132
        Net change in unrealized appreciation (depreciation) on investment                                             2,539,952
                                                                                                                     -----------
                NET REALIZED AND UNREALIZED GAIN                                                                       2,761,084
                                                                                                                     -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $16,390,680
                                                                                                                     ===========

       The accompanying notes are an integral part of the financial statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                             $ 13,629,596          $ 14,005,584
        Net realized gain (loss) on investment transactions                                    221,132              (943,445)
        Net change in unrealized appreciation (depreciation) on investments                  2,539,952             1,302,246
                                                                                          ------------          ------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            16,390,680            14,364,385
                                                                                          ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                               (585,546)             (307,557)
        Class L                                                                             (4,037,015)           (2,489,782)
        Class Y                                                                               (779,713)             (401,263)
        Class S                                                                             (8,885,843)          (10,794,184)
                                                                                          ------------          ------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                 (14,288,117)           13,992,786
                                                                                          ------------          ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                              6,294,065             5,427,530
        Class L                                                                             31,743,433            45,089,849
        Class Y                                                                              8,255,286             5,037,261
        Class S                                                                            (22,777,661)          (30,164,164)
                                                                                          ------------          ------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                         23,515,123            25,390,476
                                                                                          ------------          ------------
        TOTAL INCREASE IN NET ASSETS                                                        25,617,686            25,762,075
NET ASSETS:
        Beginning of year                                                                  240,365,515           214,603,440
                                                                                          ------------          ------------
        End of year (including undistributed net investment income of $0 and
           $35,835, respectively)                                                         $265,983,201          $240,365,515
                                                                                          ============          ============

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       CLASS A
                                                                                       -------
                                                                               YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                              12/31/01(a)    12/31/00      12/31/99       12/31/98+
                                                                              -----------   ----------    ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $   9.98        $  9.98       $ 10.31       $ 10.25
                                                                              --------        -------       -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                           0.49***       0.63***        0.50***       0.52***
  Net realized and unrealized gain (loss) on investments                          0.10          (0.03)        (0.24)         0.05
                                                                              --------        -------       -------       -------
       Total income from investment operations                                    0.59           0.60          0.26          0.57
                                                                              --------        -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                                                     (0.54)         (0.60)        (0.58)        (0.50)
  From net realized gains                                                            -              -         (0.01)        (0.01)
                                                                              --------        -------       -------       -------
       Total distributions                                                       (0.54)         (0.60)        (0.59)        (0.51)
                                                                              --------        -------       -------       -------
NET ASSET VALUE, END OF PERIOD                                                $  10.03       $   9.98        $ 9.98       $ 10.31
                                                                              ========       ========       =======       =======
TOTAL RETURN@                                                                     5.94%          6.04%         2.51%         5.75%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                            $11,473        $ 5,359          $134         $ 129
  Net expenses to average daily net assets                                        0.99%          0.99%         1.05%         1.20%
  Net investment income to average daily net assets                               4.67%          6.08%         4.81%         4.95%
  Portfolio turnover rate                                                           24%            55%           59%           44%

                                                                                          CLASS L
                                                                                          -------
                                                                             YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                                             12/31/01(a)     12/31/00      12/31/99+
                                                                            -----------     ---------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $    9.95       $   9.92       $ 10.42
                                                                             ---------       --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                           0.51***        0.63***       0.38***
  Net realized and unrealized gain (loss) on investments                          0.10              -         (0.23)
                                                                             ---------       --------       -------
       Total income from investment operations                                    0.61           0.63          0.15
                                                                             ---------       --------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                     (0.55)         (0.60)        (0.64)
  From net realized gains                                                            -              -         (0.01)
                                                                             ---------       --------       -------
       Total distributions                                                       (0.55)         (0.60)        (0.65)
                                                                             ---------       --------       -------
NET ASSET VALUE, END OF PERIOD                                                 $ 10.01         $ 9.95      $   9.92
                                                                             =========       ========      ========
TOTAL RETURN@                                                                     6.16%      6.37%             1.48%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                            $77,789        $45,694      $  1,524
  Net expenses to average daily net assets                                        0.74%          0.74%         0.75% *
  Net investment income to average daily net assets                               4.96%          6.14%         5.39% *
  Portfolio turnover rate                                                           24%            55%           59% **

  *   ANNUALIZED.

  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.

  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.

  ++  AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.

  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.

  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

 (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.02, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.02, AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.20%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT
     THIS CHANGE IN PRESENTATION.

  The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          CLASS Y
                                                                                         --------
                                                                YEAR ENDED  YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                12/31/01(a)  12/31/00      12/31/99     12/31/98+
                                                                ----------  ----------    ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 9.99       $ 9.96       $ 10.31      $ 10.24
                                                               ---------       --------       -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.53***      0.65***       0.57***      0.57***
  Net realized and unrealized gain (loss) on investments            0.10        (0.01)        (0.27)        0.06
                                                               ---------       --------       -------    -------

       Total income from investment operations                      0.63         0.64          0.30         0.63
                                                               ---------       --------       -------     ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       (0.57)       (0.61)        (0.64)       (0.55)
  From net realized gains                                              -            -         (0.01)       (0.01)
                                                               ---------       --------       -------     ------

       Total distributions                                         (0.57)       (0.61)        (0.65)       (0.56)
                                                               ---------       --------       -------     ------

NET ASSET VALUE, END OF PERIOD                                  $  10.05       $ 9.99        $ 9.96      $ 10.31
                                                                ========       ======       =======       ======
TOTAL RETURN@                                                       6.35%        6.44%         3.04%        6.12%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $  14,773      $ 6,644       $ 1,808        $ 269
  Net expenses to average daily net assets                          0.59%        0.58%         0.61%        0.74%
  Net investment income to average daily net assets                 5.08%        6.26%         5.45%        5.40%
  Portfolio turnover rate                                             24%          55%           59%          44%

                                                                                   CLASS S (1)
                                                                                   -----------
                                                               YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                               12/31/01(a)    12/31/00     12/31/99     12/31/98      12/31/97
                                                              -----------    ----------   ----------   ----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    10.01   $     9.97    $    10.30   $    10.23    $    10.11
                                                              ----------   ----------    ----------   -----------   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.54***      0.63***      0.56***       0.56          0.65***
  Net realized and unrealized gain (loss) on investments            0.10         0.02        (0.24)         0.08          0.04
                                                              ----------    ---------    ---------    ---------     ----------
       Total income from investment operations                      0.64         0.65         0.32          0.64          0.69
                                                              ----------    ---------    ---------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       (0.57)       (0.61)       (0.64)        (0.56)        (0.57)
  From net realized gains                                              -            -        (0.01)        (0.01)           -
                                                              ----------    ---------    ---------    ----------    ----------
       Total distributions                                         (0.57)       (0.61)       (0.65)        (0.57)        (0.57)
                                                              ----------    ---------   -----------    ---------    ----------
NET ASSET VALUE, END OF PERIOD                                $    10.08    $   10.01   $     9.97     $   10.30    $    10.23
                                                              ==========    =========   ===========    =========    ==========
TOTAL RETURN@                                                      6.42%        6.48%         3.10%         6.29%         6.84%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                             $161,988     $182,669      $211,137     $283,673      $200,268
  Ratio of expenses to average daily net assets:
     Before expense waiver                                         0.54%        0.54%         0.54%        0.55%         0.55%
     After expense waiver#                                           N/A          N/A           N/A          N/A         0.54%
  Net investment income to average daily net assets                5.19%        6.15%         5.34%        5.58%         6.22%
  Portfolio turnover rate                                            24%          55%           59%          44%           48%

  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.

  +   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.

  (1) CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.

  # COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.

  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED
      DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.02, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.02, AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.20%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

  The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND - PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL CORE BOND
FUND?

The objectives and policies of the Fund are to:

- achieve a high total rate of return consistent with prudent investment risk and the preservation of capital

- invest primarily in a diversified portfolio of investment grade, fixed income securities

- maintain a duration that matches (within 10%) the duration of the Lehman Brothers Aggregate Bond Index

- diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion


HOW DID THE FUND PERFORM IN 2001?

For the 12 months ending December 31, 2001, the Fund's Class S shares returned 7.92%, slightly behind the 8.44% return of the Lehman Brothers Aggregate Bond Index.


WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Overall, it was a pretty good year for the bond market, with sharply falling short-term interest rates being one important determinant of performance. To the six rate cuts the Federal Reserve Board made in the first half of the year, it added five more in the second half, taking the target federal funds rate from 6.50% down to 1.75%. At the end of the summer, amid signs that the economy could be starting a recovery phase, there was a sense that the Fed might be near the end of its easing cycle. However, September 11 changed everything. To help reassure the financial markets, the Fed stepped in with a surprise cut of 50 basis points on September 17, the day the U.S. equity markets reopened following the tragedy. Three more reductions followed in the fourth quarter, totaling another 125 basis points.

Longer-term rates, over which the Fed has little direct control, were less responsive to the central bank's actions. This resulted in a yield curve that went from being inverted in many maturities at the beginning of the year to a fairly steep configuration at the end of 2001. The yield curve depicts the relationship of the yields of Treasury securities with different maturities, usually from three months out to 30 years. When the curve is steep, the yields of longer-dated securities are significantly higher than those of securities with shorter maturities. Longer-term yields remained relatively high because the Fed's aggressive easing caused bond investors to anticipate an economic recovery and possibly higher inflation. Nonetheless, the overall climate of falling rates gave us the interest rate wind at our backs for most of the period.


HOW DID YOU POSITION THE FUND DURING THE PERIOD?

Throughout the first half of the period, we had been anticipating a stronger economy as a result of the Fed's rate-cutting activities. Given our optimism about the economy, we attempted to increase the Fund's exposure to corporate securities. Our thinking was that as the economy improved, corporate profits would increase, leading to widespread credit quality upgrades and narrowing spreads in the corporate market.

We remained committed to this strategy in the second half. Despite strong cash flows into the Fund that made it difficult to maintain our target allocations, we increased the corporate sector from 48.6% of assets at the end of July to 51.4% of assets on December 31. September 11 temporarily derailed our scenario, causing spreads to widen, especially in sensitive industries such as gaming, hotels, and airlines. However, we viewed this as an opportunity to redouble our efforts to add to our corporate holdings. As before, we tried to focus on quality securities in economically sensitive industries that we thought would benefit most from an improving economy.

Overall, our decision to increase exposure to the corporate market worked well, as corporates were the top-performing sector for the year. Despite our efforts to select corporate holdings with care, though, a few of them detracted significantly from the Fund's performance. Our Crown Cork & Seal position ran into trouble due to asbestos litigation. The Fund also owned some equipment trust certificates in Midway Airlines that did poorly, in part because of the suddenly dimmer prospects for the entire airline industry. Thomas & Betts, a maker of electrical components, struggled due to earnings disappointments. We did, however, completely avoid the fallout from the Enron debacle.

We also raised the Fund's allocation in mortgage-backed securities from 23.8% in January to 33.4% on the final day of the period. Mortgage-backed securities do best when interest rates are relatively stable, and we believed that after considerable volatility during the period, there would be a stretch of relative tranquility for rates. September 11 certainly delayed that outcome by triggering a flurry of rate cuts near the end of the year, but we continued to believe that our thinking on the mortgage market would eventually be rewarded.


WHAT IS YOUR OUTLOOK?

With interest rates near the low end of their historical range, softening oil prices, and the federal government attempting to boost economic activity with tax rebates and other fiscal tactics, we are fairly confident that a recovery is not too far off. After widening sharply immediately after September 11, corporate spreads narrowed nicely as the year drew to a close, and we expect this trend to continue in 2002 as earnings begin to recover.

For the time being, care is still the watchword in selecting corporate securities, as there could be more disappointments for certain companies and industries. Additionally, we must admit to feeling a little uncomfortable about sharing what appears to be the consensus outlook for the economy. However, we believe that monetary stimulus of the magnitude we saw in 2001 makes a recovery highly probable.



DURATION DIVERSIFICATION (12/31/01)
     MASSMUTUAL CORE BOND FUND
   AVERAGE DURATION = 4.70 YEARS

[CHART]

< 1 YEAR                 7.0%
1-3 YEARS               18.1%
3-5 YEARS               37.4%
5-10 YEARS              30.6%
10-20 YEARS              6.9%


QUALITY STRUCTURE (12/31/01)
 MASSMUTUAL CORE BOND FUND

[CHART]

U.S. GOVERNMENTS CASH EQUIVALENTS Aaa/AAA           48.8%
Aa/AA                                                3.2%
A/A                                                 19.7%
Baa/BBB                                             26.9%
Ba/BB                                                1.0%
B/B                                                  0.2%
Caa                                                  0.2%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Core Bond Fund Class S and the Lehman Brothers Aggregate Bond Index

  MASSMUTUAL CORE BOND FUND
  TOTAL RETURN

                                                                 FIVE YEAR             SINCE INCEPTION
                                        ONE YEAR               AVERAGE ANNUAL           AVERAGE ANNUAL
                                    1/1/01 - 12/31/01        1/1/97 - 12/31/01       10/3/94 - 12/31/01
Class S                                    7.92%                    6.90%                    7.71%
-------------------------------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index                       8.44%                    7.43%                    8.14%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                                       LEHMAN BROTHERS
             CLASS S                   AGGREGATE
10/3/1994    $10,000                   $10,000
    12/94    $10,020                   $10,038
    12/95    $11,940                   $11,892
    12/96    $12,274                   $12,324
    12/97    $13,474                   $13,514
    12/98    $14,612                   $14,688
    12/99    $14,309                   $14,567
    12/00    $15,880                   $16,261
    12/01    $17,138                   $17,634

Hypothetical Investments in MassMutual Core Bond Fund Class A, Class Y and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                                      SINCE INCEPTION
                                    ONE YEAR           AVERAGE ANNUAL
                                1/1/01 - 12/31/01     1/1/98 - 12/31/01
Class A                               7.32%                 5.69%
Class Y                               7.84%                 6.11%
-----------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index                            8.44%                 6.88%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                                             LEHMAN BROTHERS
                CLASS A        CLASS Y       AGGREGATE
1/1/1998        $10,000        $10,000       $10,000
   12/98        $10,775        $10,825       $10,869
   12/99        $10,513        $10,591       $10,779
   12/00        $11,629        $11,758       $12,033
   12/01        $12,480        $12,679       $13,049

Hypothetical Investments in MassMutual Core Bond Fund Class L and the Lehman Brothers Aggregate Bond Index

  MASSMUTUAL CORE BOND FUND
  TOTAL RETURN

                                                       SINCE INCEPTION
                                     ONE YEAR          AVERAGE ANNUAL
                                 1/1/01 - 12/31/01    5/3/99 - 12/31/01
Class L                                7.62%                 6.22%
-----------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index                             8.44%                 7.17%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                              LEHMAN BROTHERS
                CLASS L       AGGREGATE
5/3/1999        $10,000       $10,000
    6/99         $9,845        $9,881
   12/99         $9,848        $9,936
    6/00        $10,238       $10,332
   12/00        $10,917       $11,091
    6/01        $11,255       $11,493
   12/01        $11,749       $12,028


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES

MASSMUTUAL CORE BOND FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001


                                                PRINCIPAL                     MARKET
                                                  AMOUNT                      VALUE
                                                 --------                    -------
BONDS & NOTES -- 83.4%

ASSET BACKED SECURITIES -- 1.5%
America West Airlines, Inc.
   Series 1996-1, Class A
   6.850% 07/02/2009                          $ 4,074,495               $  3,960,328
Community Program Loan
   Trust Series 1987-A,
   Class A4
   4.500% 10/01/2018                            1,156,165                  1,102,929
Conseco Finance
   Securitizations Corp.
   Series 2001-1, Class A4
   6.210% 07/01/2032                            3,780,000                  3,848,834
Conseco Finance
   Securitizations Corp.
   Series 2001-C, Class AI4
   6.190% 03/15/2030                            4,000,000                  4,040,904
Metlife Capital Equipment
   Loan Trust Series 1997-A,
   Class A
   6.850% 05/20/2008                            1,398,782                  1,449,431
Railcar Trust Series
   1992-1, Class A
   7.750% 06/01/2004                              594,143                    623,339
Textron Financial Corp.
   Series 1998-A, Class A2+
   5.890% 01/15/2005                            1,055,809                  1,063,870
Travelers Funding Limited
   Series 1A, Class A1+
   6.300% 02/18/2014                            3,100,000                  2,881,419
                                                                        ------------
TOTAL ASSET BACKED
SECURITIES
(COST $19,039,744)                                                        18,971,054
                                                                        ============

CORPORATE DEBT -- 51.4%
AirTouch
   Communications, Inc.
   6.650% 05/01/2008                            3,000,000                  3,070,830
Albertson's, Inc.
   8.000% 05/01/2031                            2,500,000                  2,766,875
Alcan Aluminum Limited
   6.250% 11/01/2008                            2,500,000                  2,576,700
Alliance Pipeline LP+
   6.996% 12/31/2019                            2,479,717                  2,422,262
American Airlines Pass-
   Through Trusts Series
   1994-A, Class A4*
   9.780% 11/26/2011                            1,508,056                  1,457,838
American General
   Finance Corp.
   5.875% 07/14/2006                            2,800,000                  2,841,149
Anheuser-Busch
   Companies, Inc.*
   6.800% 01/15/2031                          $ 5,000,000               $  5,244,450
Archer-Daniels-Midland Co.*
   7.000% 02/01/2031                            5,030,000                  5,160,428
Arrow Electronics, Inc.
   8.700% 10/01/2005                            3,000,000                  3,075,573
Arrow Electronics, Inc.
   9.150% 10/01/2010                            2,000,000                  2,015,652
AT&T Corp.+
   8.000% 11/15/2031                            5,020,000                  5,251,472
AT&T Wireless
   Services, Inc.*
   7.350% 03/01/2006                            5,825,000                  6,146,424
AT&T-Liberty Media Group*
   8.250% 02/01/2030                            5,300,000                  5,013,222
Avnet, Inc.
   8.000% 11/15/2006                            4,090,000                  4,063,620
Avnet, Inc.
   8.200% 10/17/2003                            3,590,000                  3,681,401
Bank One Corp.
   6.000% 08/01/2008                            3,000,000                  3,008,220
Barrick Gold Corp.
   7.500% 05/01/2007                            4,000,000                  4,178,560
Bemis Co., Inc.
   6.500% 08/15/2008                            2,485,000                  2,541,186
BHP Finance (USA)
   Limited
   6.420% 03/01/2026                            3,500,000                  3,602,060
Boeing Capital Corp.
   7.100% 09/27/2005                            2,000,000                  2,100,680
Bombardier Capital, Inc.+
   6.000% 01/15/2002                            4,000,000                  4,003,816
Boston Scientific Corp.*
   6.625% 03/15/2005                            6,300,000                  6,297,732
Brascan Corp.
   8.125% 12/15/2008                            5,000,000                  4,988,650
BRE Properties, Inc.
   7.450% 01/15/2011                            2,500,000                  2,517,675
Bristol-Myers Squibb Co.
   5.750% 10/01/2011                            4,900,000                  4,833,311
British Telecom PLC
   7.875% 12/15/2005                            3,000,000                  3,218,520
Capital One Bank
   Series BKNT
   8.250% 06/15/2005                            2,500,000                  2,553,375
Capitol Records, Inc.+
   8.375% 08/15/2009                            5,500,000                  5,853,182
Cardinal Health, Inc.
   6.750% 02/15/2011                            4,000,000                  4,145,160
Carlisle Companies, Inc.
   6.700% 05/15/2008                          $ 4,500,000               $  4,235,805
Cendant Corp.+
   6.875% 08/15/2006                            1,000,000                    969,870
CenturyTel, Inc. Series E
   6.150% 01/15/2005                            2,000,000                  2,021,900
Champion
   International Corp.
   6.400% 02/15/2026                            2,500,000                  2,550,325
Cinergy Corp.
   6.250% 09/01/2004                            3,820,000                  3,872,716
Clear Channel
   Communications, Inc.
   6.875% 06/15/2018                            1,000,000                    925,910
CNF, Inc.
   8.875% 05/01/2010                            2,500,000                  2,527,378
Coltec Industries, Inc.
   7.500% 04/15/2008                            4,300,000                  4,227,588
The Columbia Gas
   System, Inc.
   6.610% 11/28/2002                            3,000,000                  3,090,600
Comcast Cable
   Communications, Inc.
   6.375% 01/30/2006                            2,860,000                  2,942,111
Comcast Cable
   Communications, Inc.
   8.375% 05/01/2007                            2,500,000                  2,773,500
Cominco Limited
   6.875% 02/15/2006                            3,000,000                  2,912,454
Commercial Credit Co.*
   7.750% 03/01/2005                            3,000,000                  3,235,890
Computer Sciences Corp.*
   6.750% 06/15/2006                            5,000,000                  5,196,900
ConAgra Foods, Inc.
   6.000% 09/15/2006                            3,500,000                  3,574,340
ConAgra Foods, Inc.
   7.000% 10/01/2028                            3,000,000                  3,016,560
Consolidated Natural
   Gas Co. Series C
   6.250% 11/01/2011                            2,695,000                  2,619,810
Continental Airlines,
   Inc. Series 1996-2B
   8.560% 07/02/2014                            1,436,536                  1,323,782
Continental Airlines,
   Inc. Series 1996-B
   7.820% 10/15/2013                            1,628,456                  1,487,969
Countrywide Home
   Loans, Inc.
   5.500% 08/01/2006                            2,000,000                  1,994,980
Cox Communications, Inc.
   7.750% 08/15/2006                            3,000,000                  3,242,010


    The accompanying notes are an integral part of the financial statements.

                                                PRINCIPAL                     MARKET
                                                  AMOUNT                      VALUE
                                                 --------                    -------
Cox Communications, Inc.*
   7.750% 11/01/2010                          $ 4,673,000               $  5,026,326
Crown Cork & Seal Co., Inc.
   6.750% 12/15/2003                            3,550,000                  1,828,250
Crown Cork & Seal Co., Inc.
   7.125% 09/01/2002                            3,300,000                  2,244,000
CSX Corp.
   7.050% 05/01/2002                            3,000,000                  3,041,220
CSX Corp.
   7.250% 05/01/2027                            4,000,000                  4,174,760
Cytec Industries, Inc.*
   6.750% 03/15/2008                            5,180,000                  4,851,174
DaimlerChrysler NA
   Holding Corp.*
   6.400% 05/15/2006                            5,050,000                  5,043,233
Dana Corp.
   6.250% 03/01/2004                            2,500,000                  2,275,000
Dominion Resources, Inc.
   7.820% 09/15/2004                            3,200,000                  3,424,224
Donnelley (R.R.) &
   Sons Co.
   6.625% 04/15/2029                            3,750,000                  3,380,625
Dover Corp.
   6.250% 06/01/2008                            2,000,000                  2,002,880
DPL, Inc.
   8.250% 03/01/2007                            3,120,000                  3,328,666
Duke Capital Corp.
   7.500% 10/01/2009                            3,850,000                  4,063,752
Duke Energy Field
   Services Corp.*
   7.875% 08/16/2010                            5,000,000                  5,232,550
Dynegy Holdings, Inc.
   6.875% 04/01/2011                            3,000,000                  2,523,480
Emerald Investment
   Grade CBO Limited+
   7.210% 05/24/2011                            3,000,000                  2,985,000
Enterprise Products
   Operating LP
   7.500% 02/01/2011                            4,995,000                  5,062,982
ERAC USA Finance Co.+
   6.750% 05/15/2007                            4,500,000                  4,521,330
ERAC USA Finance Co.+
   6.625% 05/15/2006                            1,800,000                  1,822,734
Exxon Mobil Corp.*
   8.625% 08/15/2021                            4,500,000                  5,683,140
FBG Finance Limited+
   7.875% 06/01/2016                            3,000,000                  3,319,740
Federated Department
   Stores, Inc.
   7.450% 07/15/2017                            1,500,000                  1,530,804
FedEx Corp.
   6.875% 02/15/2006                            4,545,000                  4,691,076
First Industrial LP
   7.000% 12/01/2006                          $ 2,250,000               $  2,320,875
FirstEnergy Corp.
   5.500% 11/15/2006                            2,040,000                  2,011,093
Florida Gas
   Transmission Co.+
   8.630% 11/01/2004                            2,000,000                  1,867,160
FNMA (Benchmark Bond)*
   6.250% 05/15/2029                            2,200,000                  2,190,716
Ford Motor Corp.
   7.450% 07/16/2031                            7,119,000                  6,531,896
Ford Motor Credit Co.
   5.750% 02/23/2004                           11,650,000                 11,658,504
Ford Motor Credit Co.*
   7.375% 10/28/2009                            7,000,000                  6,910,960
Forte CDO (Cayman)
   Limited Series A3-A+
   7.011% 04/12/2013                            1,500,000                  1,488,900
General American
   Transportation Corp.
   6.750% 03/01/2006                            3,000,000                  2,526,090
General American
   Transportation Corp.
   8.625% 12/01/2004                            2,500,000                  2,352,825
General Mills, Inc.
   8.900% 06/15/2006                            2,250,000                  2,531,025
General Motors
   Acceptance Corp.*
   6.125% 09/15/2006                            9,780,000                  9,677,799
General Motors
   Acceptance Corp.*
   6.875% 09/15/2011                            5,000,000                  4,890,250
Georgia-Pacific Corp.
   7.500% 05/15/2006                            2,000,000                  1,982,951
The Goodyear Tire &
   Rubber Co.
   8.125% 03/15/2003                            1,225,000                  1,256,948
The Goodyear Tire &
   Rubber Co.
   8.500% 03/15/2007                            3,535,000                  3,556,054
Hearst-Argyle
   Television, Inc.
   7.000% 11/15/2007                            2,000,000                  1,926,620
Hershey Foods Corp.*
   7.200% 08/15/2027                            5,000,000                  5,351,700
Hilton Hotels Corp.
   7.000% 07/15/2004                            1,500,000                  1,509,330
Houghton Mifflin Co.
   7.000% 03/01/2006                            2,325,000                  2,356,085
Household Finance Corp.
   6.375% 10/15/2011                           10,150,000                  9,829,666
Household Finance Corp.
   6.500% 11/15/2008                            2,400,000                  2,404,848
Household Finance Corp.
   6.500% 01/24/2006                          $ 2,500,000               $  2,570,225
Humana, Inc.*
   7.250% 08/01/2006                            5,000,000                  5,031,800
ICI Wilmington, Inc.
   7.050% 09/15/2007                            2,000,000                  2,031,660
Idex Corp.
   6.875% 02/15/2008                            5,500,000                  5,111,755
Imcera Group, Inc.*
   6.000% 10/15/2003                            1,000,000                  1,026,950
Interpool, Inc.
   7.350% 08/01/2007                            2,000,000                  1,818,916
Interpublic Group of
   Companies, Inc.
   7.875% 10/15/2005                            4,000,000                  4,245,200
Jones Apparel Group, Inc.
   7.875% 06/15/2006                            3,000,000                  3,104,070
KeySpan Corp.*
   6.150% 06/01/2006                            5,000,000                  5,117,195
KeySpan Gas East Corp.
   Series MTNA
   6.900% 01/15/2008                              649,000                    681,506
Kimco Realty Corp.
   Series MTNB
   7.860% 11/01/2007                            3,700,000                  3,920,602
Koninklijke KPN NV
   8.000% 10/01/2010                            3,500,000                  3,547,075
Kraft Foods, Inc.
   6.500% 11/01/2031                            1,285,000                  1,255,753
The Kroger Co.
   7.000% 05/01/2018                            1,800,000                  1,786,806
Lafarge Corp.
   6.375% 07/15/2005                            2,000,000                  2,024,000
Leucadia National Corp.
   7.750% 08/15/2013                            2,500,000                  2,549,400
Marriott International, Inc.
   SeriesE+
   7.000% 01/15/2008                            4,950,000                  4,979,680
Marsh & McLennan
   Companies, Inc.
   7.125% 06/15/2009                            2,000,000                  2,121,940
Masco Corp.
   6.750% 03/15/2006                            5,000,000                  5,142,333
Meritor Automotive, Inc.
   6.800% 02/15/2009                            4,000,000                  3,667,720
Midway Airlines Corp.
   Pass-Through Certificates,
   Class B
   8.140% 01/02/2013                            2,603,219                  2,082,575
Miller (Herman), Inc.
   7.125% 03/15/2011                            3,000,000                  2,898,570


    The accompanying notes are an integral part of the financial statements.

                                                PRINCIPAL                     MARKET
                                                  AMOUNT                      VALUE
                                                 --------                    -------
Millipore Corp.
7.500% 04/01/2007                             $ 3,750,000               $  3,656,812
Morgan Stanley Dean
   Witter & Co.*
   5.625% 01/20/2004                            5,500,000                  5,706,085
Motorola, Inc.
   6.500% 11/15/2028                            2,650,000                  2,169,316
Motorola, Inc.
   6.750% 02/01/2006                            3,000,000                  3,010,410
Newmont Mining Corp.*
   8.625% 04/01/2002                            2,000,000                  2,023,160
News America Holdings, Inc.
   9.250% 02/01/2013                            3,000,000                  3,447,180
Norfolk Southern Corp.*
   7.050% 05/01/2037                            5,000,000                  5,217,600
Nortel Networks Limited
   6.125% 02/15/2006                            1,040,000                    865,592
North Finance (Bermuda)
   Limited+
   7.000% 09/15/2005                            2,000,000                  2,092,560
Nova Chemicals Corp.
   7.000% 05/15/2006                            4,500,000                  4,245,318
Park Place
   Entertainment Corp.
   7.500% 09/01/2009                            2,175,000                  2,118,952
Park Place
   Entertainment Corp.
   8.500% 11/15/2006                              550,000                    574,783
Precision Castparts Corp.
   8.750% 03/15/2005                            4,951,000                  5,233,157
Qwest Capital Funding, Inc.*
   5.875% 08/03/2004                            5,000,000                  4,949,485
Qwest Capital Funding, Inc.+
   7.750% 02/15/2031                            5,545,000                  5,347,487
Raytheon Co.
   6.300% 03/15/2005                            2,000,000                  2,045,160
Raytheon Co.
   6.500% 07/15/2005                            3,000,000                  3,081,510
Raytheon Co.
   6.750% 08/15/2007                            2,500,000                  2,570,800
Reed Elsevier, Inc.*
   6.125% 08/01/2006                            5,300,000                  5,392,909
Reliant Energy Finance
   Co. II LP+
   7.400% 11/15/2002                              500,000                    513,957
Reliant Energy Resources
   Corp. Series B
   8.125% 07/15/2005                            4,750,000                  5,045,892
Republic Services, Inc.
   7.125% 05/15/2009                            3,750,000                  3,855,477
Rock-Teen Co.
   8.200% 08/15/2011                            2,500,000                  2,409,214
Ryder System, Inc.
   6.600% 11/15/2005                            3,800,000                  3,718,414
Sabre Holdings Corp.
   7.350% 08/01/2011                          $ 1,000,000               $    916,970
Scholastic Corp.
   7.000% 12/15/2003                            3,000,000                  3,136,260
The Schwab
   (Charles) Corp.
   6.250% 01/23/2003                            2,500,000                  2,573,545
Sears, Roebuck
   Acceptance Corp.
   6.750% 09/15/2005                            3,500,000                  3,601,465
Simon Property Group LP
   7.375% 01/20/2006                            3,850,000                  3,976,607
Simon Property Group, Inc.
   6.875% 11/15/2006                            1,500,000                  1,539,090
Solutia, Inc.
   6.720% 10/15/2037                            3,570,000                  3,479,965
Sony Capital Corp.+
   4.950% 11/01/2006                            3,305,000                  3,206,974
Southern Natural Gas Co.
   7.350% 02/15/2031                            3,980,000                  3,742,155
Sprint Capital Corp.
   6.125% 11/15/2008                            2,000,000                  1,945,360
Sprint Capital Corp.
   6.900% 05/01/2019                            2,000,000                  1,870,640
Sprint Capital Corp.
   7.125% 01/30/2006                            3,795,000                  3,956,288
Sunoco, Inc.
   6.750% 04/01/2011                            2,710,000                  2,683,821
SuperValu, Inc.*
   7.875% 08/01/2009                            7,000,000                  6,522,320
Telefonica Europe BV
   7.350% 09/15/2005                            3,900,000                  4,121,325
Temple-Inland, Inc.
   Series MTND*
   8.125% 12/15/2006                            5,320,000                  5,873,174
Textron Financial Corp.
   Series MTNE
   5.950% 03/15/2004                            4,985,000                  5,068,349
Thomas & Betts Corp.*
   8.250% 01/15/2004                            2,500,000                  2,300,000
The Thomson Corp.
   6.200% 01/05/2012                            2,650,000                  2,536,951
Time Warner
   Companies, Inc.*
   7.570% 02/01/2024                            6,195,000                  6,407,674
Times Mirror Co.
   7.450% 10/15/2009                            3,600,000                  3,773,551
TRW, Inc.*
   8.750% 05/15/2006                            6,000,000                  6,437,658
TTX Co.+
   6.290% 05/15/2002                            5,000,000                  5,068,125
Tyco International
   Group SA
   6.375% 02/15/2006                            4,000,000                  4,085,344
Tyco International
   Group SA
   6.375% 10/15/2011                          $ 5,105,000               $  4,993,711
Union Tank Car Co.
   6.790% 05/01/2010                            4,800,000                  4,673,614
United Air Lines, Inc.
   10.110% 02/19/2006                             612,981                    562,324
UPM-Kymmene OYJ Corp.+
   7.450% 11/26/2027                            5,000,000                  4,986,915
US Airways, Inc., Class B
   7.500% 04/15/2008                            1,316,681                  1,134,426
US West Capital
   Funding Corp.
   6.125% 07/15/2002                            2,000,000                  2,016,520
Verizon Global Funding
   Corp. Series MTNA*
   7.600% 03/15/2007                            5,000,000                  5,400,100
VF Corp.
   8.100% 10/01/2005                            1,750,000                  1,894,526
Vulcan Materials Co.
   6.000% 04/01/2009                            4,000,000                  3,859,982
Wells Fargo Financial, Inc.
   6.125% 02/15/2006                            4,795,000                  4,981,669
Westvaco Corp.
   8.400% 06/01/2007                            3,750,000                  4,132,950
Weyerhaeuser Co.+
   5.950% 11/01/2008                            4,000,000                  3,838,920
The Williams
   Companies, Inc.
   7.875% 09/01/2021                            1,750,000                  1,769,023
WorldCom, Inc.
   8.250% 05/15/2031                            4,505,000                  4,750,207
WorldCom, Inc.+
   7.375% 01/15/2006                            5,000,000                  5,195,150
WPP Finance (USA) Corp.
   6.625% 07/15/2005                            3,275,000                  3,372,146
York International Corp.
   6.625% 08/15/2006                            2,400,000                  2,442,744
                                                                        ------------

TOTAL CORPORATE DEBT
(COST $627,669,347)                                                      631,397,161
                                                                        ============

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.2%

COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
   Series 1995-MD4,
   Class A1*
   7.100% 08/13/2029                            5,651,943                  6,011,847
Bank of America Large
   Loan Series 2001-FMA,
   Class A2+
   6.490% 12/13/2016                            1,900,000                  1,896,734


    The accompanying notes are an integral part of the financial statements.

                                                PRINCIPAL                     MARKET
                                                  AMOUNT                      VALUE
                                                 --------                    -------
CS First Boston Mortgage
   Securities Corp. Series
   1998-C2, Class A1
   5.960% 11/11/2030                          $ 2,434,410               $  2,502,970
Merrill Lynch Mortgage
   Investors, Inc. Series
   1998-C1, Class A1
   6.310% 11/15/2026                            2,969,910                  3,062,348
Morgan Stanley Dean
   Witter Capital I Series
   2001-280, Class A1+
   6.148% 02/03/2011                            3,773,810                  3,854,883
Prudential Home Mortgage
   Securities Series 1993-26,
   Class A6
   6.750% 07/25/2008                              960,822                    973,726
Residential Accredit Loans,
   Inc. Series 1996-QS5,
   Class M2
   8.000% 09/25/2026                            3,458,467                  3,590,304
Residential Accredit Loans,
   Inc. Series 2000-QS8,
   Class A4
   8.000% 07/25/2030                            5,000,000                  5,320,770
Residential Funding
   Mortgage Securities I
   Series 1998-S9,
   Class 1A1
   6.500% 04/25/2013                            1,510,343                  1,529,222
Salomon Brothers
   Mortgage Securities
   Series 1997-TZH,
   Class B+
   7.491% 03/25/2022                            3,000,000                  3,178,758
Starwood Commercial
   Mortgage Trust Series
   1999-C1A, Class B+
   6.920% 02/03/2014                            3,000,000                  3,079,095
Structured Asset Securities
   Corp. Series 1998-ALS2,
   Class 1A
   6.750% 03/25/2029                            4,697,041                  4,820,339
                                                                        ------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $39,261,571)                                                        39,820,996
                                                                        ============

SOVEREIGN DEBT OBLIGATIONS-- 0.4%
Government of Quebec
   Series PJ
   6.125% 01/22/2011                            5,000,000                  5,035,325
                                                                        ------------

TOTAL SOVEREIGN DEBT
OBLIGATIONS
(COST $4,959,965)                                                          5,035,325
                                                                        ============

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 19.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 9.6%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
FHLMC Series 1322,
   Class G
   7.500% 02/15/2007                           $  242,424               $    245,073
FHLMC Series 1337,
   Class D
   6.000% 08/15/2007                              772,706                    782,844
FHLMC Series 1460,
   Class H
   7.000% 05/15/2007                            1,879,471                  1,934,089
FHLMC Series 1490,
   Class PJ
   6.000% 05/15/2007                               41,573                     41,599
FHLMC Series 1667,
   Class PE
   6.000% 03/15/2008                            2,492,105                  2,526,371
FHLMC Series B,
   Class 3
   12.500% 09/30/2013                              43,634                     48,353
FHLMC Series W067,
   Class A
   6.420% 12/01/2005                              746,996                    779,356
                                                                        ------------
                                                                           6,357,685
                                                                        ------------

PASS-THROUGH SECURITIES -- 9.1%
FHLMC
   6.000% 05/01/2031-
           08/01/2031                          14,900,975                 14,588,948

FHLMC
   7.000% 07/01/2029-
           10/01/2031                          45,004,484                 45,892,127

FHLMC
   7.500% 06/01/2015-
           01/01/2031                          19,901,002                 20,592,267

FHLMC
   8.000% 03/01/2015-
           08/01/2015                          13,257,116                 13,874,367

FHLMC
   8.250% 05/01/2017                              800,479                    847,927

FHLMC
   8.500% 11/01/2025-
           03/01/2031                          15,450,198                 16,435,914

FHLMC
   9.000%  03/01/2017                              87,268                     94,139
                                                                        ------------
                                                                         112,325,689
                                                                        ------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                      118,683,374
                                                                        ============

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 4.8%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
FNMA Series 1989-20,
   Class A
   6.750% 04/25/2018                          $ 3,514,818               $  3,648,030
FNMA Series 1993-221,
   Class D
   6.000% 12/25/2008                            2,500,000                  2,567,175
                                                                        ------------
                                                                           6,215,205
                                                                        ------------

PASS-THROUGH SECURITIES -- 4.3%
FNMA
   6.000% 10/01/2028-
           02/01/2029                          10,291,463                 10,107,660
FNMA
   7.500% 06/01/2031-
           10/01/2031                           8,984,763                  9,271,107
FNMA
   8.000% 05/01/2013-
           01/01/2032                          29,241,716                 30,648,741
FNMA
   8.500%  08/01/2026                           2,239,705                  2,401,389
                                                                        ------------
                                                                          52,428,897
                                                                        ------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                                        58,644,102
                                                                        ============

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 4.6%

PASS-THROUGH SECURITIES
GNMA
   6.500% 09/15/2023-
           11/15/2028                          28,462,766                 28,636,257
GNMA
   7.000% 08/15/2023-
           11/15/2023                           2,270,035                  2,333,143
GNMA
   7.250% 07/20/2021-
           07/20/2022                          10,387,467                 10,681,743
GNMA
   7.500% 01/15/2017-
           06/15/2017                           3,141,896                  3,281,495
GNMA
   8.000% 02/15/2004-
           11/15/2030                          10,635,711                 11,175,453
GNMA
   9.000% 12/15/2004-
           10/15/2009                              58,935                     62,917
                                                                        ------------
                                                                          56,171,008
                                                                        ------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $231,435,687)                                                      233,498,484
                                                                        ============


    The accompanying notes are an integral part of the financial statements.

                                                PRINCIPAL                     MARKET
                                                  AMOUNT                      VALUE
                                                 --------                    -------
U.S. TREASURY OBLIGATIONS -- 7.9%
U.S. Treasury Bonds -- 6.0%
U.S. Treasury Bond
7.125% 02/15/2023                             $ 4,350,000             $    5,064,357
U.S. Treasury Bond*
   7.500% 11/15/2016                           34,190,000                 40,429,675
U.S. Treasury Bond*
   8.875% 08/15/2017                           21,800,000                 28,959,992
                                                                      --------------
                                                                          74,454,024
                                                                      --------------

U.S. TREASURY NOTES -- 1.9%
U.S. Treasury Note
   5.500% 05/15/2009                            7,880,000                  8,160,686
U.S. Treasury Note
   5.750% 08/15/2010                           15,000,000                 15,735,900
                                                                      --------------
                                                                          23,896,586
                                                                      --------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $95,218,825)                                                        98,350,610
                                                                      ==============

TOTAL BONDS & NOTES
(COST $1,017,585,139)                                                  1,027,073,630
                                                                      ==============

SHORT-TERM INVESTMENTS -- 21.8%

CASH EQUIVALENTS -- 4.3%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                            3,492,457                  3,492,457
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                            1,247,306                  1,247,306
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                            4,989,224                  4,989,224
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                            3,739,978                  3,739,978
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                            2,244,073                  2,244,073
First Union II Bank Note
   1.680% 03/12/2002                               41,685                     41,685
Fleet National Bank Note
   1.950% 04/30/2002                              547,194                    547,194
GMAC Bank Note
   1.790% 03/08/2002                              112,641                    112,641
Merrill Lynch Bank Note
   1.620% 04/05/2002                            2,245,151                  2,245,151
Merrill Lynch Bank Note
   1.640% 11/26/2002                              997,845                    997,845
Merrimac Money
   Market Fund                                 31,554,546                 31,554,546
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                              748,384                    748,384
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                            $ 494,612             $      494,612
US Bank
   1.590% 11/06/2002                              748,384                    748,384
                                                                      --------------
                                                                          53,203,480
                                                                      --------------

COMMERCIAL PAPER -- 17.5%
Autoliv ASP, Inc.
   3.650% 01/31/2002                            8,445,000                  8,419,313
Baxter International, Inc.
   1.830% 02/22/2002                            8,180,000                  8,158,378
Burlington Resources, Inc.
   2.250% 01/02/2002                            2,890,000                  2,889,819
Burlington Resources, Inc.
   2.450% 01/16/2002                            4,990,000                  4,984,906
Burlington Resources, Inc.
   2.500% 01/04/2002                            4,880,000                  4,878,983
Carolina Power & Light Co.
   3.000% 01/09/2002                            5,675,000                  5,671,217
Carolina Power & Light Co.
   3.000% 01/28/2002                            7,000,000                  6,984,250
ConAgra Foods, Inc.
   2.750% 01/17/2002                            3,800,000                  3,795,356
ConAgra Foods, Inc.
   3.000% 01/23/2002                            7,350,000                  7,336,525
Conoco, Inc.
   1.980% 03/28/2002                            7,000,000                  6,966,890
The Disney (Walt) Co.
   2.500% 02/11/2002                            4,370,000                  4,357,558
The Disney (Walt) Co.
   2.700% 01/14/2002                            4,120,000                  4,115,983
The Disney (Walt) Co.
   2.700% 02/07/2002                            6,530,000                  6,511,879
Dominion Resources, Inc.
   2.650% 02/08/2002                            2,570,000                  2,562,811
Eaton Corp.
   2.000% 01/25/2002                            4,730,000                  4,723,693
Eaton Corp.
   2.950% 02/27/2002                            7,790,000                  7,753,614
General Motors
   Acceptance Corp.
   2.550% 02/01/2002                            7,000,000                  6,984,629
KeySpan Corp.
   2.000% 02/13/2002                            5,215,000                  5,202,542
KeySpan Corp.
   2.030% 02/12/2002                            7,000,000                  6,983,422
Kinder Morgan, Inc.
   2.950% 01/08/2002                            8,060,000                  8,055,377
Kinder Morgan, Inc.
   3.000% 01/18/2002                            4,500,000                  4,493,625
Kinder Morgan, Inc.
   3.000% 02/15/2002                            5,375,000                  5,354,844
National Fuel Gas
   2.000% 02/20/2002                          $ 6,212,000             $    6,194,744
NSTAR
   1.780% 02/06/2002                            6,545,000                  6,533,350
Pearson, Inc.
   2.650% 01/15/2002                            7,645,000                  7,637,122
Public Service Co. of
   Colorado
   2.850% 01/02/2002                            1,665,000                  1,664,868
Qwest Capital Funding, Inc.
   3.050% 01/03/2002                            7,265,000                  7,263,769
Qwest Capital Funding, Inc.
   3.050% 01/24/2002                            1,465,000                  1,462,145
Qwest Capital Funding, Inc.
   3.100% 01/14/2002                            2,490,000                  2,487,213
Qwest Capital Funding, Inc.
   3.150% 01/30/2002                            4,155,000                  4,144,457
Safeway, Inc.
   2.900% 01/22/2002                            8,263,000                  8,249,022
Safeway, Inc.
   3.680% 02/05/2002                            5,620,000                  5,599,893
Safeway, Inc.
   3.800% 01/11/2002                            4,095,000                  4,090,677
Toyota Motor Credit Corp.
   1.740% 02/25/2002                            3,800,000                  3,789,898
Tyco International Group
   2.100% 01/10/2002                            8,360,000                  8,355,611
UOP
   2.800% 02/28/2002                            6,000,000                  5,972,933
UOP
   2.830% 02/14/2002                            5,000,000                  4,982,706
UOP
   2.900% 01/29/2002                            5,735,000                  5,722,065
Viacom, Inc.
   2.700% 01/07/2002                            4,700,000                  4,697,885
                                                                      --------------
                                                                         216,033,972
                                                                      --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                      269,237,452
                                                                      ==============

TOTAL INVESTMENTS -- 105.2%
(COST $1,286,822,591)***                                               1,296,311,082

OTHER ASSETS/
(LIABILITIES) -- (5.2%)                                                  (64,200,137)
                                                                      ==============

NET ASSETS -- 100.0%                                                  $1,232,110,945
                                                                      ==============

NOTES TO PORTFOLIO OF INVESTMENTS
* All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).
**  Represents investment of security lending collateral. (Note 2).
*** Aggregate cost for Federal tax purposes. (Note 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                              DECEMBER 31, 2001
                                                                                                              -----------------
ASSETS:
        Investments, at value (cost $1,017,585,139) (NOTE 2)                                                    $1,027,073,630
        Short-term investments, at amortized cost (NOTE 2)                                                         269,237,452
                                                                                                                --------------
            Total Investments (including securities on loan with market values of $51,671,989)                   1,296,311,082
        Cash                                                                                                           113,289
        Receivables from:
            Investments sold                                                                                        55,900,089
            Fund shares sold                                                                                         3,116,619
            Interest                                                                                                16,293,221
                                                                                                                --------------
                 Total assets                                                                                    1,371,734,300
                                                                                                                --------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                                   83,404,147
            Fund shares repurchased                                                                                  1,961,987
            Securities on loan (NOTE 2)                                                                             53,203,480
            Settlement of investments purchased on a commitment basis (Note 2)                                         310,000
            Directors' fees and expenses (NOTE 3)                                                                       12,015
            Affiliates (NOTE 3):
                 Investment management fees                                                                            493,898
                 Administration fees                                                                                   139,311
                 Service fees                                                                                           36,617
        Accrued expenses and other liabilities                                                                          61,900
                                                                                                                --------------
                 Total liabilities                                                                                 139,623,355
                                                                                                                --------------
        NET ASSETS                                                                                              $1,232,110,945
                                                                                                                ==============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                                         $1,224,502,482
        Distributions in excess of net investment income                                                                (7,121)
        Accumulated net realized loss on investments and forward commitments                                        (1,562,907)
        Net unrealized appreciation on investments and forward commitments                                           9,178,491
                                                                                                                --------------
                                                                                                                $1,232,110,945
                                                                                                                ==============

NET ASSETS:
        Class A                                                                                                 $   61,178,707
                                                                                                                ==============
        Class L                                                                                                 $  174,895,943
                                                                                                                ==============
        Class Y                                                                                                 $  108,395,402
                                                                                                                ==============
        Class S                                                                                                 $  887,640,893
                                                                                                                ==============

SHARES OUTSTANDING:
        Class A                                                                                                      5,684,075
                                                                                                                ==============
        Class L                                                                                                     16,208,454
                                                                                                                ==============
        Class Y                                                                                                     10,021,439
                                                                                                                ==============
        Class S                                                                                                     81,807,724
                                                                                                                ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                 $        10.76
                                                                                                                ==============
        Class L                                                                                                 $        10.79
                                                                                                                ==============
        Class Y                                                                                                 $        10.82
                                                                                                                ==============
        Class S                                                                                                 $        10.85
                                                                                                                ==============


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                  YEAR ENDED
                                                                                                              DECEMBER 31, 2001
                                                                                                              -----------------
INVESTMENT INCOME: (NOTE 2)
        Interest (including securities lending income of $157,706)                                               $67,469,351
                                                                                                                 -----------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                        5,230,219
        Custody fees                                                                                                 129,678
        Shareholder reporting fees                                                                                    54,832
        Audit and legal fees                                                                                          53,138
        Directors' fees (NOTE 3)                                                                                      22,773
                                                                                                                 -----------
                                                                                                                   5,490,640

        Administration fees (NOTE 3):
            Class A                                                                                                  106,666
            Class L                                                                                                  375,861
            Class Y                                                                                                  100,799
            Class S                                                                                                  796,548

        Service fees (NOTE 3):
            Class A                                                                                                   90,950
                                                                                                                 -----------
                 Total expenses                                                                                    6,961,464
                                                                                                                 -----------
                 NET INVESTMENT INCOME                                                                            60,507,887
                                                                                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions and forward commitments                                      18,147,164
        Net change in unrealized appreciation (depreciation) on investments and forward commitments                  957,507
                                                                                                                 -----------
                 NET REALIZED AND UNREALIZED GAIN                                                                 19,104,671
                                                                                                                 -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $79,612,558
                                                                                                                 ===========


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED            YEAR ENDED
                                                                                      DECEMBER 31, 2001      DECEMBER 31, 2000
                                                                                      -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                           $   60,507,887          $ 43,440,717
        Net realized gain on investment transactions and forward commitments                18,147,164             1,055,076
        Net change in unrealized appreciation (depreciation) on investments
           and forward commitments                                                             957,507            29,666,877
                                                                                        --------------          ------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            79,612,558            74,162,670
                                                                                        --------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                             (3,052,845)             (626,893)
        Class L                                                                             (8,862,368)           (3,036,758)
        Class Y                                                                             (5,636,224)           (2,429,565)
        Class S                                                                            (46,288,854)          (37,158,889)
                                                                                        --------------          ------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                 (63,840,291)          (43,252,105)
                                                                                        --------------          ------------

        From net realized gains:
        Class A                                                                               (488,874)                    -
        Class L                                                                             (1,385,900)                    -
        Class Y                                                                               (861,584)                    -
        Class S                                                                             (7,056,392)                    -
                                                                                        --------------          ------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                     (9,792,750)                    -
                                                                                        --------------          ------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             49,109,724            12,970,167
        Class L                                                                            109,481,570            63,282,033
        Class Y                                                                             59,901,406            29,765,831
        Class S                                                                            119,384,797           134,915,177
                                                                                        --------------          ------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        337,877,497           240,933,208
                                                                                        --------------          ------------
        TOTAL INCREASE IN NET ASSETS                                                       343,857,014           271,843,773

NET ASSETS:
        Beginning of year                                                                  888,253,931           616,410,158
                                                                                        --------------          ------------
        End of year (including distributions in excess of net investment income of
           $7,121 and undistributed net investment income of
           $803,749, respectively)                                                      $1,232,110,945          $888,253,931
                                                                                        ==============          ============


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   CLASS A
                                                                                                   -------
                                                                             YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                                            12/31/01 (a)    12/31/00       12/31/99     12/31/98++
                                                                            ------------   ----------     ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $  10.65       $  10.12      $  11.06       $ 10.85
                                                                              --------       --------      --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                           0.56***        0.65***       0.62***       0.59***
  Net realized and unrealized gain (loss) on investments                          0.21           0.42         (0.89)         0.25
                                                                              --------       --------      --------       -------
       Total income (loss) from investment operations                             0.77           1.07         (0.27)         0.84
                                                                              --------       --------      --------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                     (0.57)         (0.54)        (0.66)        (0.52)
  From net realized gains                                                        (0.09)             -         (0.01)        (0.11)
                                                                              --------       --------      --------       -------
       Total distributions                                                       (0.66)         (0.54)        (0.67)        (0.63)
                                                                              --------       --------      --------       -------
NET ASSET VALUE, END OF PERIOD                                                $  10.76       $  10.65      $  10.12       $ 11.06
                                                                              ========       ========      ========       =======
TOTAL RETURN@                                                                    7.32%         10.62%       (2.43)%         7.75%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                           $ 61,179       $ 13,435      $    576       $   141
  Net expenses to average daily net assets                                       1.05%          1.04%         1.07%         1.20%
  Net investment income to average daily net assets                              5.03%          6.02%         5.70%         5.26%
  Portfolio turnover rate                                                          68%            39%           61%           51%

                                                                                            CLASS L
                                                                                            -------
                                                                             YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                                            12/31/01 (a)    12/31/00       12/31/99+
                                                                            ------------   ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $  10.66       $  10.11      $  10.97
                                                                              --------       --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                           0.60***        0.66***       0.44***
  Net realized and unrealized gain (loss) on investments                          0.21           0.44         (0.61)
                                                                              --------       --------       -------
       Total income (loss) from investment operations                             0.81           1.10         (0.17)
                                                                              --------       --------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                     (0.59)         (0.55)        (0.68)
  From net realized gains                                                        (0.09)             -         (0.01)
                                                                              --------       --------       -------
       Total distributions                                                       (0.68)         (0.55)        (0.69)
                                                                              --------       --------       -------
NET ASSET VALUE, END OF PERIOD                                                $  10.79       $  10.66      $  10.11
                                                                              ========       ========      ========
TOTAL RETURN@                                                                    7.62%         10.85%       (1.52)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                           $174,896       $ 66,686      $  2,361
  Net expenses to average daily net assets                                       0.80%          0.79%         0.80%*
  Net investment income to average daily net assets                              5.32%          6.21%         6.11%*
  Portfolio turnover rate                                                          68%            39%           61%**

*   ANNUALIZED
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
++  AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.09%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


    The accompanying notes are an integral part of the financial statements.

                                                                                                   CLASS Y
                                                                                                   -------
                                                                             YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                                            12/31/01 (a)    12/31/00       12/31/99      12/31/98+
                                                                            ------------   ----------     ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $  10.68       $  10.12      $  11.06       $ 10.86
                                                                              --------       --------      --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                           0.62***        0.68***       0.68***       0.65***
  Net realized and unrealized gain (loss) on investments                          0.21           0.43         (0.92)         0.25
                                                                              --------       --------      --------       -------
       Total income (loss) from investment operations                             0.83           1.11         (0.24)         0.90
                                                                              --------       --------      --------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                     (0.60)         (0.55)        (0.69)        (0.59)
  From net realized gains                                                        (0.09)             -         (0.01)        (0.11)
                                                                              --------       --------      --------       -------
       Total distributions                                                       (0.69)         (0.55)        (0.70)        (0.70)
                                                                              --------       --------      --------       -------
NET ASSET VALUE, END OF PERIOD                                                $  10.82       $  10.68      $  10.12       $ 11.06
                                                                              ========       ========      ========       =======
TOTAL RETURN@                                                                    7.84%         11.01%       (2.16)%         8.25%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                           $108,395       $ 49,579      $ 19,471       $   400
  Net expenses to average daily net assets                                       0.65%          0.64%         0.65%         0.74%
  Net investment income to average daily net assets                              5.49%          6.37%         6.29%         5.73%
  Portfolio turnover rate                                                          68%            39%           61%           51%

                                                                                         CLASS S (1)
                                                                                         -----------
                                                             YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                            12/31/01 (a)     12/31/00      12/31/99       12/31/98      12/31/97
                                                            ------------   ------------   ----------     ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.70       $  10.14      $  11.06       $  10.81      $  10.45
                                                              --------       --------      --------       --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.63***        0.68***       0.66***        0.67***       0.69***
  Net realized and unrealized gain (loss) on investments          0.21           0.43         (0.89)          0.24          0.33
                                                              --------       --------      --------       --------      --------
       Total income (loss) from investment operations             0.84           1.11         (0.23)          0.91          1.02
                                                              --------       --------      --------       --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (0.60)         (0.55)        (0.68)         (0.56)        (0.64)
  From net realized gains                                        (0.09)             -         (0.01)         (0.10)        (0.02)
                                                              --------       --------      --------       --------      --------
       Total distributions                                       (0.69)         (0.55)        (0.69)         (0.66)        (0.66)
                                                              --------       --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD                                $  10.85       $  10.70      $  10.14       $  11.06      $  10.81
                                                              ========       ========      ========       ========      ========
TOTAL RETURN@                                                    7.92%         10.99%       (2.08)%          8.44%         9.78%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $887,641       $758,554      $594,002       $709,459      $455,931
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.60%          0.59%         0.57%          0.55%         0.55%
     After expense waiver#                                         N/A            N/A           N/A            N/A         0.54%
  Net investment income to average daily net assets              5.61%          6.38%         6.07%          5.92%         6.34%
  Portfolio turnover rate                                          68%            39%           61%            51%           54%

*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
(1) CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
# COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.09%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL DIVERSIFIED BOND FUND?

The objectives and policies of the Fund are to:

- achieve a high total return consistent with prudent investment risk and the preservation of capital

- invest in a diversified portfolio of fixed income securities across the credit quality spectrum, including investment grade and high-yield issues

- maintain duration roughly comparable to that of the Lehman Brothers Aggregate Bond Index, with overall credit quality of at least BBB

- diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's Class S shares returned 7.11%, trailing the 8.44% return of the Lehman Brothers Aggregate Bond Index.

WHAT WAS THE INVESTMENT BACKGROUND DURING
THE PERIOD?

The Federal Reserve Board cut short-term interest rates a total of 11 times during the period, taking the target federal funds rate from 6.50% down to 1.75%. At the end of the summer, amid signs that the economy could be starting a recovery phase, there was a sense that the Fed might be near the end of its easing cycle. However, September 11 changed everything, widening corporate spreads dramatically, especially in the high-yield market. To help reassure investors, the Fed stepped in with a surprise cut of 50 basis points on September 17, the day the U.S. equity markets reopened following the tragedy. Three more reductions followed in the fourth quarter, totaling another 125 basis points.

Longer-term rates, over which the Fed has little direct control, were less responsive to the central bank's actions. This resulted in a yield curve that went from being inverted in many maturities at the beginning of the year to a fairly steep configuration at the end of 2001. The yield curve depicts the relationship of the yields of Treasury securities with different maturities, usually from three months out to 30 years. When the curve is steep, the yields of longer-dated securities are significantly higher than those of securities with shorter maturities. Longer-term yields remained relatively high because the Fed's aggressive easing caused bond investors to anticipate an economic recovery and possibly higher inflation. Nonetheless, the overall climate of falling rates gave us the wind at our backs for most of the period.

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

We anticipated a stronger economy as a result of the Fed's rate-cutting activities. Furthermore, we believed that as the economy improved, corporate profits would increase, leading to widespread credit quality upgrades and narrowing spreads in the corporate market. Given our optimism about the economy, the Fund continued to carry a substantial overweighting of corporate securities relative to the benchmark throughout the second half of the period, ending the year with a 48.2% allocation to the corporate sector, compared with the benchmark's allocation of approximately 26%.

Widening spreads as a result of September 11 undeniably hurt our corporate holdings. However, recognizing that in misfortune there is sometimes opportunity, we added selectively to our corporate exposure in the days following the tragedy. As before, we tried to focus on quality securities in economically sensitive industries that we thought would benefit most from an improving economy.

Our high-yield allocation stayed fairly consistently in the 12% to 15% range during the period. Most of our holdings were BB-rated, the highest credit quality rating in the high-yield universe. Our strategy was to enable the Fund to benefit from the greater leverage of the high-yield market as the economy improves without assuming undue credit risk in what is still a relatively uncertain environment for corporate profits.

Overall, our decision to overweight the corporate sector worked well, as corporates were the top-performing sector for the year. Despite our efforts to select corporate holdings with care, though, a number of them detracted from the Fund's performance. Our Crown Cork & Seal position ran into trouble due to asbestos litigation. We had an underweighted position in the weak telecommunications industry, but AT&T Canada and Global Crossing were two holdings that reflected the problems with overcapacity and weak demand dogging the industry during the period. Fortunately, our risk controls led us to steer clear of Enron, the energy-trading firm that declared bankruptcy in December.

We also kept approximately 32% to 35% of the Fund's assets in mortgage-backed securities throughout the second half of the period. Mortgage-backed securities do best when interest rates are relatively stable, and we believed that after considerable volatility during the period, there would be a stretch of relative tranquility for rates. September 11 certainly delayed that outcome by triggering a flurry of rate cuts near the end of the year, but we continued to believe that our thinking on the mortgage market would eventually be rewarded.

WHAT IS YOUR OUTLOOK?

With interest rates near the low end of their historical range, softening oil prices, and the federal government attempting to boost economic activity with tax rebates and other fiscal tactics, we are fairly confident that a recovery is not too far off. After widening sharply immediately after September 11, corporate spreads narrowed nicely as the year drew to a close, and we expect this trend to continue in 2002 as earnings begin to recover.

For the time being, care is still the watchword in selecting corporate securities, as there could be more disappointments for certain companies and industries. Additionally, we must admit to feeling a little uncomfortable about sharing what appears to be the consensus outlook for the economy. However, we believe that monetary stimulus of the magnitude we saw in 2001 makes a recovery highly probable.

[GRAPHIC]

                      DURATION DIVERSIFICATION (12/31/01)
                           MASSMUTUAL DIVERSIFIED
                                  BOND FUND
                         AVERAGE DURATION=4.67 YEARS

< 1 Year                                                                  12.3%
1-3 Years                                                                 14.7%
3-5 Years                                                                 37.4%
5-10 Years                                                                24.3%
10-20 Years                                                               11.3%

[GRAPHIC]

                        QUALITY STRUCTURE (12/31/01)
                            MASSMUTUAL DIVERSIFED
                                  BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA                                 52.5%
Aa/AA                                                                      1.9%
A/A                                                                       10.3%
Baa/BBB                                                                   22.9%
Ba/BB                                                                      9.8%
B/B                                                                        2.0%
Caa                                                                        0.5%
NR                                                                         0.1%

[GRAPHIC]

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Diversified Bond Fund Class S, Class A, Class Y, Class L and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL DIVERSIFIED BOND FUND
TOTAL RETURN

                                                          SINCE INCEPTION
                                    ONE YEAR               AVERAGE ANNUAL
                                1/1/01 - 12/31/01         5/3/99 - 12/31/01
  Class S                             7.11%                     5.22%
  Class A                             6.69%                     4.81%
  Class Y                             6.96%                     5.14%
  Class L                             6.87%                     5.00%
---------------------------------------------------------------------------

  Lehman Brothers
  Aggregate
  Bond Index                          8.44%                     7.17%

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                                                       LEHMAN
                                                                        BROS.
                          CLASS S    CLASS A    CLASS Y    CLASS L    AGGREGATE
5/3/99                    $10,000    $10,000    $10,000    $10,000    $10,000
  6/99                    $ 9,890    $ 9,880    $ 9,890    $ 9,890    $ 9,881
 12/99                    $ 9,975    $ 9,946    $ 9,974    $ 9,962    $ 9,936
  6/00                    $10,226    $10,175    $10,214    $10,202    $10,332
 12/00                    $10,693    $10,623    $10,687    $10,658    $11,091
  6/01                    $11,072    $10,967    $11,044    $11,015    $11,493
 12/01                    $11,453    $11,334    $11,431    $11,391    $12,028

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL DIVERSIFIED BOND FUND -- PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                     -----------    -----------
EQUITIES -- 0.0%

FINANCIAL SERVICES -- 0.0%

Contifinancial Corp.                                     109,103    $     8,728
                                                                    -----------

TOTAL EQUITIES
(COST $85,910)                                                            8,728
                                                                    -----------
                                                                    -----------

                                                      PRINCIPAL
                                                       AMOUNT
                                                     -----------
BONDS & NOTES -- 91.2%

ASSET BACKED SECURITIES -- 0.3%

Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                                  $   110,000        112,003
                                                                    -----------

TOTAL ASSET BACKED
  SECURITIES
  (COST $110,000)                                                       112,003
                                                                    -----------
                                                                    -----------

CORPORATE DEBT -- 48.2%

AES Corp.
  8.875% 02/15/2011                                      200,000        176,000

Airgas, Inc. Series MTN
  7.140% 03/08/2004                                       20,000         19,181
Airgas, Inc. Series MTN
  7.750% 09/15/2006                                      105,000        100,687
American Standard, Inc.
  7.375% 02/01/2008                                      140,000        140,000
Ametek, Inc.+
  7.200% 07/15/2008                                       85,000         82,617
Amkor Technology, Inc.
  9.250% 05/01/2006                                      100,000         95,500
Archer-Daniels-Midland Co.
  7.000% 02/01/2031                                      200,000        205,186
Arrow Electronics, Inc.
  8.700% 10/01/2005                                      115,000        117,897
Associates Corp. of
  North America*
  5.800% 04/20/2004                                      500,000        519,185
AT&T Canada, Inc.
  7.625% 03/15/2005                                      250,000        163,033
AT&T Corp.+
  8.000% 11/15/2031                                      150,000        156,917
Atmos Energy Corp.
  7.375% 05/15/2011                                      155,000        158,561
Avnet, Inc.
  8.000% 11/15/2006                                      125,000        124,194
Bergen Brunswig Corp.
  7.250% 06/01/2005                                      100,000        100,500
Boeing Capital Corp.*
  7.100% 09/27/2005                                      100,000        105,034
Boston Scientific Corp.*
  6.625% 03/15/2005                                      250,000        249,910
Brand Scaffold Services, Inc.
  10.250% 02/15/2008                                     125,000        117,500
Brascan Corp.
  8.125% 12/15/2008                                      150,000        149,659
Briggs & Stratton Corp.+
  8.875% 03/15/2011                                      100,000        104,027
Bristol-Myers Squibb Co.
  5.750% 10/01/2011                                      125,000        123,299
British Sky Broadcasting PLC
  8.200% 07/15/2009                                      100,000        102,916
Calpine Corp.
  7.750% 04/15/2009                                       75,000         66,750
Calpine Corp.
  8.500% 02/15/2011                                      100,000         89,500
Capitol Records, Inc.+
  8.375% 08/15/2009                                      250,000        266,054
Caraustar Industries, Inc.+
  9.875% 04/01/2011                                       50,000         52,250
Cendant Corp.+
  6.875% 08/15/2006                                       75,000         72,740
Century Communications
  Corp. Zero Coupon
  Series B
  0.000% 01/15/2008                                      125,000         63,750
Cincinnati Milacron, Inc.
  8.375% 03/15/2004                                       75,000         59,250
Cinergy Corp.
  6.250% 09/01/2004                                      150,000        152,070
CNF, Inc.
  8.875% 05/01/2010                                       85,000         85,931
Coca-Cola Enterprises
  6.950% 11/15/2026                                       75,000         77,210
Coltec Industries, Inc.
  7.500% 04/15/2008                                      100,000         98,316
Comcast Cable
  Communications, Inc.
  6.375% 01/30/2006                                      140,000        144,019
Computer Associates
  International, Inc.
  6.375% 04/15/2005                                       75,000         74,320
Computer Sciences Corp.
  6.750% 06/15/2006                                      155,000        161,104
ConAgra Foods, Inc.
  6.000% 09/15/2006                                      135,000        137,867
Consolidated Natural
  Gas Co. Series C
  6.250% 11/01/2011                                       75,000         72,908
Constellation Brands, Inc.+
  8.000% 02/15/2008                                      125,000        126,250
Cox Communications, Inc.
  7.750% 11/01/2010                                      135,000        145,207
Crown Cork & Seal Co., Inc.
  7.125% 09/01/2002                                      150,000        102,000
CSC Holdings, Inc.
  7.625% 04/01/2011                                      250,000        250,553
CSC Holdings, Inc. Series B
  8.125% 08/15/2009                                      100,000        103,189
CSX Corp.
  6.250% 10/15/2008                                      250,000        250,400
Cytec Industries, Inc.
  6.750% 03/15/2008                                      150,000        140,478
Dana Corp.
  6.250% 03/01/2004                                      250,000        227,500
Derby Cycle Corp.++
  10.000% 05/15/2008                                     107,000         21,400
Diageo Capital PLC*
  6.125% 08/15/2005                                      500,000        516,471
Dominion Resources, Inc.
  7.820% 09/15/2004                                      120,000        128,408
DPL, Inc.
  8.250% 03/01/2007                                      140,000        149,363
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                      255,000        266,860
Ecolab, Inc.
  6.875% 02/01/2011                                      135,000        132,357
Elgin National Industries,
  Inc. Series B
  11.000% 11/01/2007                                     125,000        101,250
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                      140,000        141,905
FedEx Corp.
  6.875% 02/15/2006                                      150,000        154,821
FirstEnergy Corp.
  5.500% 11/15/2006                                       55,000         54,221
Ford Motor Corp.
  7.450% 07/16/2031                                      200,000        183,506
Ford Motor Credit Co.
  7.375% 10/28/2009                                      100,000         98,728
Foster's Finance Corp.+
  6.875% 06/15/2011                                      160,000        164,659
General American
  Transportation Corp.
  8.625% 12/01/2004                                      160,000        150,581
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                                      150,000        148,432

     The accompanying notes are an integral part of the financial statements.

                                      38


Georgia Gulf Corp.
  7.625% 11/15/2005                                  $   110,000    $   110,561
Global Crossing
  Holding Limited
  9.500% 11/15/2009                                      100,000         11,000
Hearst-Argyle Television, Inc.
  7.000% 11/15/2007                                       50,000         48,165
Hercules, Inc.
  11.125% 11/15/2007                                      60,000         62,700
Home Depot
  Exchangeable Trust+
  1.000% 02/14/2006                                      100,000         92,375
Host Marriott LP Series E
  8.375% 02/15/2006                                      100,000         95,750
Houghton Mifflin Co.
  7.000% 03/01/2006                                       70,000         70,936
Household Finance Corp.
  6.375% 10/15/2011                                      330,000        319,585
Humana, Inc.
  7.250% 08/01/2006                                      100,000        100,636
Idex Corp.
  6.875% 02/15/2008                                      150,000        139,412
Imax Corp.
  7.875% 12/01/2005                                      250,000        94,375
Interface, Inc.
  7.300% 04/01/2008                                      100,000         86,000
International Game
  Technology
  7.875% 05/15/2004                                      150,000        154,500
Interpublic Group of
  Companies, Inc.
  7.875% 10/15/2005                                      150,000        159,195
JL French Automotive
  Casting Series B
  11.500% 06/01/2009                                     125,000         46,875
Kansas City Southern Railway
  9.500% 10/01/2008                                      125,000        136,250
Kansas Gas & Electric Co.
  7.600% 12/15/2003                                      100,000        100,381
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                      125,000        131,261
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                      130,000        137,751
Koninklijke KPN NV
  8.000% 10/01/2010                                      120,000        121,614
Kraft Foods, Inc.
  6.500% 11/01/2031                                       35,000         34,203
The Kroger Co.
  7.650% 04/15/2007                                      250,000        269,370
Lear Corp. Series B
  7.960% 05/15/2005                                      150,000        152,130
Chemical Co.
  Series A
  9.625% 05/01/2007                                      125,000        126,250
Lyondell Chemical Co.
  Series B
  9.875% 05/01/2007                                      125,000        125,625
Marriott International, Inc.
  Series E+
  7.000% 01/15/2008                                      150,000        150,899
Masco Corp.
  6.750% 03/15/2006                                      155,000        159,412
MGM Mirage, Inc.
  6.950% 02/01/2005                                      150,000        147,627
News America Holdings, Inc.
  8.625% 02/01/2003                                      250,000        261,880
News America Holdings, Inc.
  Zero Coupon+
  0.000% 02/28/2021                                      100,000         48,625
Niagara Mohawk Power
  Corp. Series G
  7.750% 10/01/2008                                      150,000        159,451
Norfolk Southern Corp.
  7.250% 02/15/2031                                      140,000        144,388
Nortel Networks Limited
  6.125% 02/15/2006                                       55,000         45,776
Northwest Airlines, Inc.
  7.875% 03/15/2008                                      250,000        182,500
Pacer International, Inc.
  Series B
  11.750% 06/01/2007                                     125,000         99,375
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                       80,000         83,605
Park Place
  Entertainment Corp.
  8.875% 09/15/2008                                      100,000        101,250
Peabody Energy Corp.
  Series B
  8.875% 05/15/2008                                      150,000        159,000
Petroleos Mexicanos
  Series P
  9.500% 09/15/2027                                      125,000        134,625
Precision Castparts Corp.
  8.750% 03/15/2005                                      100,000        105,699
Pride International, Inc.
  9.375% 05/01/2007                                      100,000        105,250
Progress Energy, Inc.
  6.550% 03/01/2004                                       90,000         93,851
PSEG Energy Holdings, Inc.
  8.625% 02/15/2008                                      150,000        152,455
Qwest Capital Funding, Inc.+
  7.750% 02/15/2031                                      150,000        144,657
Raytheon Co.*
  6.500% 07/15/2005                                      250,000        256,792
Reliant Energy Resources
  Corp. Series B
  8.125% 07/15/2005                                      185,000        196,524
Rogers Cantel, Inc.
  9.375% 06/01/2008                                      100,000        103,000
Servicemaster Co.
  8.450% 04/15/2005                                      130,000        137,911
Simon Property Group LP
  7.375% 01/20/2006                                      100,000        103,289
Smithfield Foods, Inc.
  7.625% 02/15/2008                                      150,000        148,500
Solectron Corp.
  Zero Coupon
  0.000% 05/08/2020                                      165,000         87,244
Sony Capital Corp.+
  4.950% 11/01/2006                                       75,000         72,775
Southern Natural Gas Co.
  7.350% 02/15/2031                                      100,000         94,024
Sprint Capital Corp.*
  5.875% 05/01/2004                                      250,000        255,777
Sprint Capital Corp.
  7.125% 01/30/2006                                      105,000        109,463
Sunoco, Inc.
  6.750% 04/01/2011                                       75,000         74,276
SuperValu, Inc.*
  7.875% 08/01/2009                                      250,000        232,940
Telefonica Europe BV
  7.350% 09/15/2005                                      125,000        132,094
Tembec Industries, Inc.
  8.625% 06/30/2009                                      100,000        104,000
Temple-Inland, Inc.
  Series MTND
  8.125% 12/15/2006                                      100,000        110,398
The Thomson Corp.
  6.200% 01/05/2012                                       70,000         67,014
Time Warner
  Companies, Inc.
  7.570% 02/01/2024                                      140,000        144,806
TRW, Inc.*
  8.750% 05/15/2006                                      250,000        268,236
Tyco International Group SA
  6.375% 02/15/2006                                      135,000        137,880
Tyco International Group SA
  6.375% 10/15/2011                                      125,000        122,275
Tyco International Group SA
  6.875% 01/15/2029                                       75,000         71,950
Union Pacific Corp.
  6.625% 02/01/2029                                       75,000         71,421
Unisys Corp.
  7.875% 04/01/2008                                      125,000        121,875
Verizon Global Funding Corp.
  7.750% 12/01/2030                                       75,000         83,186
Viacom, Inc.
  7.875% 07/30/2030                                       75,000         82,796

     The accompanying notes are an integral part of the financial statements.

                                      39


Vintage Petroleum, Inc.
  8.625% 02/01/2009                                  $   150,000    $   151,500
Wabtec Corp.
  9.375% 06/15/2005                                      100,000        100,000
Western Gas Resources, Inc.
  10.000% 06/15/2009                                     125,000        132,500
WorldCom, Inc.
  8.250% 05/15/2031                                      160,000        168,709
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                      135,000        139,005
                                                                    -----------
TOTAL CORPORATE DEBT
  (COST $18,506,010)                                                 18,033,766
                                                                    -----------
                                                                    -----------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 29.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 6.4%

PASS-THROUGH SECURITIES


FHLMC
  6.500% 08/01/2031                                      726,801        727,710
FHLMC
  7.000% 09/01/2031                                      350,000        356,888
FHLMC
  7.500% 06/01/2024-
         04/01/2028                                    1,081,235      1,122,369
FHLMC
  8.500% 03/01/2031                                      165,372        175,810
                                                                    -----------
                                                                      2,382,777
                                                                    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 14.7%

PASS-THROUGH SECURITIES

FNMA
  5.500% 04/01/2029                                      300,283        285,362
FNMA
  6.000% 11/01/2028-
         04/01/2029                                    1,388,807      1,363,608
FNMA
  6.500% 07/01/2016-
         12/01/2031                                    3,307,694      3,316,594
FNMA
  7.500% 04/01/2031-
         06/01/2031                                      529,397        546,269
                                                                    -----------
                                                                      5,511,833
                                                                    -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 8.1%

PASS-THROUGH SECURITIES

GNMA
  6.500% 03/15/2031-
         11/15/2031                                      999,135      1,002,562
GNMA*
  7.000% 10/15/2027-
         05/15/2029                                    1,536,467      1,570,239
GNMA
  8.000% 08/15/2026-
         03/15/2027                                      456,308        479,277
                                                                    -----------
                                                                      3,052,078
                                                                    -----------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $10,911,634)                                                   10,946,688
                                                                    -----------
                                                                    -----------

U.S. TREASURY OBLIGATIONS -- 13.5%

U.S. TREASURY BONDS-- 6.6%

U.S. Treasury Bond*
  6.125% 08/15/2029                                      275,000        291,071
U.S. Treasury Bond*
  7.125% 02/15/2023                                    1,885,000      2,194,555
                                                                    -----------
                                                                      2,485,626
                                                                    -----------

U.S. TREASURY NOTES -- 6.9%

U.S. Treasury Note
  5.000% 02/15/2011                                      560,000        557,900
                                                                    -----------
U.S. Treasury Note
  6.250% 06/30/2002                                    2,000,000      2,044,380
                                                                    -----------
                                                                      2,602,280
                                                                    -----------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $5,133,673)                                                     5,087,906
                                                                    -----------
                                                                    -----------

TOTAL BONDS & NOTES
(COST $34,661,317)                                                   34,180,363
                                                                    -----------
                                                                    -----------

SHORT-TERM INVESTMENTS -- 7.3%

COMMERCIAL PAPER

Carolina Power & Light Co.
  2.450% 01/02/2002                                      560,000        559,962
Kinder Morgan, Inc.
  2.800% 01/09/2002                                      320,000        319,801
Praxair, Inc.
  2.500% 01/04/2002                                      220,000        219,954
Qwest Capital Funding, Inc.
  3.200% 01/08/2002                                      735,000        734,543
Reed Elsevier, Inc.
  2.400% 01/07/2002                                      920,000        919,632
                                                                    -----------
                                                                      2,753,892
                                                                    -----------
                                                                    -----------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   2,753,892
                                                                    -----------

TOTAL INVESTMENTS -- 98.5%
(COST $37,501,119)**                                                 36,942,983

OTHER ASSETS/
(LIABILITIES) -- 1.5%                                                   544,392
                                                                    -----------
                                                                    -----------

NET ASSETS -- 100.0%                                                $37,487,375
                                                                    -----------
                                                                    -----------

NOTES TO PORTFOLIO OF INVESTMENTS

* All or a portion of this security is segregated to cover forward purchase commitments. (NOTE 2).

**   Aggregate cost for Federal tax purposes. (NOTE 7).

+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

++   Security is currently in default.

     The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                             DECEMBER 31, 2001
                                                                             -----------------
ASSETS:
      Investments, at value (cost $34,747,227) (NOTE 2)                         $34,189,091
      Short-term investments, at amortized cost (NOTE 2)                          2,753,892
                                                                                -----------
          Total Investments                                                      36,942,983
      Cash                                                                              592
      Receivables from:
          Investment adviser (NOTE 3)                                                 1,597
          Fund shares sold                                                            4,355
          Interest                                                                  576,362
                                                                                -----------
               Total assets                                                      37,525,889
                                                                                -----------
LIABILITIES:
      Payables for:
          Investments purchased                                                       2,666
          Fund shares repurchased                                                     3,208
          Settlement of investments purchased on a commitment basis (Note 2)          5,003
          Directors' fees and expenses (NOTE 3)                                       1,578
          Affiliates (NOTE 3):
               Investment management fees                                            15,772
               Administration fees                                                    5,248
               Service fees                                                           2,437
      Accrued expenses and other liabilities                                          2,602
                                                                                -----------
               Total liabilities                                                     38,514
                                                                                -----------
      NET ASSETS                                                                $37,487,375
                                                                                -----------
                                                                                -----------
NET ASSETS CONSIST OF:
      Paid-in capital                                                           $38,447,582
      Distributions in excess of net investment income                                 (350)
      Accumulated net realized loss on investments and forward commitments         (396,718)
      Net unrealized depreciation on investments and forward commitments           (563,139)
                                                                                -----------
                                                                                $37,487,375
                                                                                -----------
                                                                                -----------
NET ASSETS:
      Class A                                                                   $ 4,093,886
                                                                                -----------
                                                                                -----------
      Class L                                                                   $ 4,026,040
                                                                                -----------
                                                                                -----------
      Class Y                                                                   $   312,971
                                                                                -----------
                                                                                -----------
      Class S                                                                   $29,054,478
                                                                                -----------
                                                                                -----------
SHARES OUTSTANDING:
      Class A                                                                       422,591
                                                                                -----------
                                                                                -----------
      Class L                                                                       416,744
                                                                                -----------
                                                                                -----------
      Class Y                                                                        32,254
                                                                                -----------
                                                                                -----------
      Class S                                                                     2,990,857
                                                                                -----------
                                                                                -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                   $      9.69
                                                                                -----------
                                                                                -----------
      Class L                                                                   $      9.66
                                                                                -----------
                                                                                -----------
      Class Y                                                                   $      9.70
                                                                                -----------
                                                                                -----------
      Class S                                                                   $      9.71
                                                                                -----------
                                                                                -----------

STATEMENT OF OPERATIONS

                                                                                                        YEAR ENDED
                                                                                                     DECEMBER 31, 2001
                                                                                                     -----------------
INVESTMENT INCOME: (NOTE 2)
      Dividends                                                                                        $       1,473
      Interest                                                                                             2,185,638
                                                                                                          ----------
              Total investment income                                                                      2,187,111
                                                                                                          ----------
EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                                    161,542
      Custody fees                                                                                             9,248
      Shareholder reporting fees                                                                               1,700
      Audit and legal fees                                                                                     1,596
      Directors' fees (NOTE 3)                                                                                   674
                                                                                                          ----------
                                                                                                             174,760
      Administration fees (NOTE 3):
          Class A                                                                                              9,668
          Class L                                                                                              2,694
          Class Y                                                                                                524
          Class S                                                                                             34,719
      Service fees (NOTE 3):
          Class A                                                                                              7,478
                                                                                                          ----------
              Total expenses                                                                                 229,843
      Expenses waived (NOTE 3)                                                                                (7,790)
                                                                                                          ----------
              Net expenses                                                                                   222,053
                                                                                                          ----------
              NET INVESTMENT INCOME                                                                        1,965,058
                                                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions and forward commitments                                   (71,354)
      Net change in unrealized appreciation (depreciation) on investments and forward commitments            206,334
                                                                                                          ----------
              NET REALIZED AND UNREALIZED GAIN                                                               134,980
                                                                                                          ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $2,100,038
                                                                                                          ----------
                                                                                                          ----------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED            YEAR ENDED
                                                                                     DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                     -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                                              $ 1,965,058          $  1,754,649
      Net realized loss on investment transactions and forward commitments                   (71,354)               (6,613)
      Net change in unrealized appreciation (depreciation) on investments
         and forward commitments                                                             206,334                92,937
                                                                                         -----------           -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             2,100,038             1,840,973
                                                                                         -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net investment income:
      Class A                                                                               (211,228)              (19,109)
      Class L                                                                               (221,819)              (18,051)
      Class Y                                                                                (16,805)              (14,978)
      Class S                                                                             (1,577,610)           (1,706,584)
                                                                                         -----------           -----------
          TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                  (2,027,462)           (1,758,722)
                                                                                         -----------           -----------
      Tax return of capital:
      Class A                                                                                      -                  (124)
      Class L                                                                                      -                  (117)
      Class Y                                                                                      -                   (97)
      Class S                                                                                      -               (11,085)
                                                                                         -----------           -----------
          TOTAL TAX RETURN OF CAPITAL                                                              -               (11,423)
                                                                                         -----------           -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
      Class A                                                                              3,846,319               214,970
      Class L                                                                              3,955,013               193,168
      Class Y                                                                                 80,509                82,884
      Class S                                                                              1,916,535             1,732,436
                                                                                         -----------           -----------
          INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                          9,798,376             2,223,458
                                                                                         -----------           -----------
      TOTAL INCREASE IN NET ASSETS                                                         9,870,952             2,294,286

NET ASSETS:
      Beginning of year                                                                   27,616,423            25,322,137
                                                                                         -----------           -----------
      End of year (including distributions in excess of net investment income of
         $350 and $1,259, respectively)                                                  $37,487,375           $27,616,423
                                                                                         -----------           -----------
                                                                                         -----------           -----------

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          CLASS A                                     CLASS L
                                                          -------                                     -------
                                           YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                           12/31/01(a)    12/31/00       12/31/99+     12/31/01(a)    12/31/00       12/31/99+
                                           -----------  ----------    ------------    -----------   ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $   9.57       $   9.56       $  10.00      $   9.57       $   9.56       $  10.00
                                           --------       --------       --------      --------       --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                        0.57 ***       0.62 ***       0.39 ***      0.58 ***       0.64 ***       0.41 ***
  Net realized and unrealized gain (loss)
    on investments                             0.08           0.02          (0.44)         0.07           0.03          (0.45)
                                           --------       --------       --------      --------       --------       --------
       Total income (loss) from
         investment operations                 0.65           0.64          (0.05)         0.65           0.67          (0.04)
                                           --------       --------       --------      --------       --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (0.53)         (0.63)         (0.39)        (0.56)         (0.66)         (0.40)
  Tax return of capital                          --          (0.00)****        --            --          (0.00)****       --
                                           --------       --------       --------      --------       --------       --------
       Total distributions                    (0.53)         (0.63)         (0.39)        (0.56)         (0.66)         (0.40)
                                           --------       --------       --------      --------       --------       --------
NET ASSET VALUE, END OF PERIOD             $   9.69       $   9.57       $   9.56      $   9.66       $   9.57       $   9.56
                                           --------       --------       --------      --------       --------       --------
                                           --------       --------       --------      --------       --------       --------
TOTAL RETURN@                                 6.69%          6.81%        (0.54)% **       6.87%         6.99%        (0.38)% **

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $  4,094       $    312       $    100      $  4,026       $    283       $    101
  Ratio of expenses to average daily
    net assets:
      Before expense waiver                   1.11%          1.12%          1.19% *       0.86%          0.88%          0.94% *
     After expense waiver#                    1.09%          1.11%            N/A         0.84%          0.88%            N/A
  Net investment income to average daily
    net assets                                5.70%          6.27%          5.92% *       5.75%          6.53%           6.17% *
  Portfolio turnover rate                       62%            15%            32% **        62%            15%             32%  **

                                                          CLASS Y                                     CLASS S
                                                          -------                                     -------
                                           YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                           12/31/01(a)    12/31/00       12/31/99+     12/31/01(a)    12/31/00       12/31/99+
                                           -----------  ----------    ------------    -----------   ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  9.58       $   9.56       $  10.00      $   9.59       $   9.56       $  10.00
                                           --------       --------       --------      --------       --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                        0.61 ***       0.65 ***       0.42 ***      0.61 ***       0.66 ***       0.42 ***
  Net realized and unrealized gain (loss)
    on investments                             0.06           0.02          (0.45)         0.07           0.03          (0.44)
                                           --------       --------       --------      --------       --------       --------
       Total income (loss) from
         investment operations                 0.67           0.67          (0.03)         0.68           0.69          (0.02)
                                           --------       --------       --------      --------       --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (0.55)         (0.65)         (0.41)        (0.56)         (0.66)         (0.42)
  Tax return of capital                          --          (0.00)****        --            --          (0.00)****        --
                                           --------       --------       --------      --------       --------       --------
       Total distributions                    (0.55)         (0.65)         (0.41)        (0.56)         (0.66)         (0.42)
                                           --------       --------       --------      --------       --------       --------
NET ASSET VALUE, END OF PERIOD              $  9.70       $   9.58       $   9.56      $   9.71       $   9.59       $   9.56
                                           --------       --------       --------      --------       --------       --------
                                           --------       --------       --------      --------       --------       --------
TOTAL RETURN@                                 6.96%          7.15%        (0.26)% **      7.11%          7.19%         (0.25)% **

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $   313       $    231       $    146      $ 29,054       $ 26,790       $ 24,975
  Ratio of expenses to average daily
    net assets:
      Before expense waiver                   0.71%          0.73%          0.80% *       0.66%          0.69%          0.74% *
     After expense waiver#                    0.69%          0.72%            N/A         0.64%          0.68%            N/A
  Net investment income to average daily
    net assets                                6.10%          6.64%          6.35% *       6.13%          6.71%          6.33% *
  Portfolio turnover rate                       62%            15%            32% **        62%            15%            32% **

*    ANNUALIZED.

**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.

***  PER SHARE AMOUNT CALCULATED USING THE AVERAGE SHARES METHOD.

**** DISTRIBUTIONS FROM TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.

+ FOR THE PERIOD OF MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.

# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND FOR THE YEAR ENDED DECEMBER 31, 2001.

@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

(A) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

MASSMUTUAL BALANCED FUND - PORTFOLIO MANAGER REPORT


NOTE TO SHAREHOLDERS:

Effective March 2001, Michael Farrell, portfolio manager of the MassMutual Balanced Fund's equity portfolio, assumed responsibility for the Fund's asset allocation decisions.


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL BALANCED
FUND?

The objectives and policies of the Fund are to:
- achieve a high total rate of return over an extended period of time consistent with the preservation of capital
- invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
- manage the allocation of investments, under normal circumstances, in three sectors with the following ranges:

     Prime segment no more than 30% of total assets
     Core Bond segment at least 20% and no more than 40% of total assets Core Equity segment at least 50% and no more than 70% of total assets


HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's Class S shares returned - 6.07%, trailing the - 3.23% return of the Lipper Balanced Fund Index. Although the Fund underperformed the Lipper index during the period, all of the underperformance came in the first half of the year. During the second half of 2001, the Fund kept pace with the index, primarily reflecting more timely asset allocation decisions. Looking at the Fund's absolute return, bonds helped stabilize the portfolio, partially offsetting negative returns from the equity side.


HOW DO YOU MAKE DECISIONS ABOUT ASSET ALLOCATION?

Asset allocation is determined by a different model than the one we use for stock selection. The asset allocation model takes a variety of factors into account, including valuations, market sentiment, monetary and fiscal policy, the direction of interest rates and fixed-income spreads, corporate earnings prospects, inflation, seasonal tendencies, and supply/demand factors such as money flows, IPOs, and the strength of the dollar. These factors are weighted and combined to yield an overall opinion about whether we should be bullish, bearish, or neutral about stocks. We give particular emphasis to our sentiment indicators, as historically they have provided some of the most timely signals.


WHAT ASSET ALLOCATION DECISIONS OCCURRED DURING THE PERIOD?

After assuming responsibility for asset allocation in March, we made two adjustments in the first half of the period and two in the second half. On April 6, we reduced the Fund's target stock weighting from 68%, near the upper end of its range, to 65%, based on an essentially neutral picture from our indicators. Bonds remained at 30%, and money market securities rose from 2% to 5%. In June, again faced with a standoff in our indicators--four bullish and four bearish--we continued the migration toward a neutral exposure for stocks, lowering the stock component to 63% while raising bonds to 32%. Money market securities were held steady at 5%. In August we further reduced stocks to a neutral level of 60%, as the most important positive factor--repeated Fed easings--was again offset by a pessimistic outlook for corporate earnings and other negative factors. Money market securities rose to 8% and bonds remained at 32%. Finally, we reversed course and raised the stock component to 63% on September 17, the first day of trading after the terrorist attacks. With the market in panic mode following September 11, our sentiment indicators went to extremes, and we felt that sellers were overreacting, which in retrospect proved to be a good call. Money market securities fell back to 5%, and bonds were unchanged at 32%.

HOW DID THE FUND'S STOCK SELECTION MODEL OPERATE DURING THE PERIOD?

The Fund's strategy continued to emphasize the value sector, which was the right call, as value outperformed growth by a wide margin for the year. Taking its cue from the more reasonable valuations in smaller-cap stocks, the model also overweighted stocks in the Standard & Poor's 500 Index with smaller capitalizations that scored high according to the model's other parameters. For example, the model overweighted check provider Deluxe, as well as H&R Block, Autozone, and Whirlpool. Conversely, the model underweighted richly valued big-cap technology stocks, including Cisco Systems, Yahoo! and Qualcomm. We also underweighted discount retailer Wal-Mart because it was expensive relative to other retailers and other stocks in the S&P 500 Index.

The model performed well for most of the year. Its least effective periods were January, April, and late September to mid-October, when the markets were digesting surprise cuts in interest rates by the Federal Reserve Board, and growth stocks responded with strong rallies, disrupting the outperformance of the value sector.


HOW WAS THE BOND PORTFOLIO POSITIONED?

Our strategy for the year was driven by our anticipation of a stronger economy as a result of the Fed's rate-cutting activities. Given our optimism about the economy, we attempted to increase the Fund's exposure to corporate securities. Our thinking was that as the economy improved, corporate profits would increase, leading to widespread credit quality upgrades and narrowing spreads in the corporate market. In fact, spreads did narrow considerably through the first eight months of the period.

September 11 temporarily derailed our scenario, causing spreads to widen, especially in sensitive industries such as gaming, hotels, and airlines. However, we viewed this as an opportunity to redouble our efforts to add to our corporate holdings. As before, we tried to focus on quality securities in economically sensitive industries that we thought would benefit most from an improving economy.

Overall, our decision to increase exposure to the corporate market worked well, as corporates were the top-performing sector for the year. Despite our efforts to select corporate holdings with care, though, a few of them detracted significantly from the Fund's performance. One of the worst detractors was Crown Cork & Seal, which was hurt by concerns about its potential asbestos liability.

We also raised the Fund's allocation in mortgage-backed securities from 27.3% in January to 33.6% on the final day of the period. Mortgage-backed securities do best when interest rates are relatively stable, and we believed that after considerable volatility during the period, there would be a stretch of relative tranquility for rates. September 11 certainly delayed that outcome by triggering a flurry of rate cuts near the end of the year, but we continued to believe that our thinking on the mortgage market would eventually be rewarded.


WHAT IS YOUR OUTLOOK?

If growth stocks continue to rally as they did in the fourth quarter, our stock selection model could experience some short-term difficulty since it is still tilted toward the value side of the market. However, if the advance becomes a long-term trend, the model will adjust and eventually begin to favor growth stocks again. At this point, I believe that the market has gotten ahead of what is justified by earnings prospects, and we could see more of a trading range for a while. The model, however, does not make bets on what the overall market or the economy will do--it stays focused on a variety of fundamental factors affecting stocks in the S&P 500 Index and relentlessly searches out the most attractive candidates according to those criteria.

Looking at the fixed-income outlook, corporate spreads narrowed after September 11, and we expect this trend to continue in 2002 as earnings begin to recover. For the time being, care is still the watchword in selecting corporate securities, as there could be more disappointments for certain companies and industries. Additionally, we must admit to feeling a little uncomfortable about sharing what appears to be the consensus outlook for an economic recovery. However, we believe that monetary stimulus of the magnitude we saw in 2001 makes a recovery highly probable.

   MASSMUTUAL BALANCED FUND
       ASSET ALLOCATION
(% OF INVESTMENTS) ON 12/31/01

[CHART]

BONDS                    29.8%
COMMON STOCKS            53.3%
SHORT-TERM ISSUES        11.9%


     MASSMUTUAL BALANCED FUND
LARGEST STOCK HOLDINGS (12/31/01)


General Electric Co.
Microsoft Corp.
Pfizer, Inc.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Intel Corp.
International Business Machines Corp.
Exxon Mobil Corp.
Johnson & Johnson
American International Group, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Balanced Fund Class S, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index


 MASSMUTUAL BALANCED FUND
 TOTAL RETURN

                                                         FIVE YEAR          SINCE INCEPTION
                                     ONE YEAR         AVERAGE ANNUAL        AVERAGE ANNUAL
                                1/1/01 - 12/31/01    1/1/97 - 12/31/01    10/3/94 - 12/31/01
   Class S                            -6.07%                4.49%                 7.68%
   -----------------------------------------------------------------------------------------
   Lipper Balanced
   Fund Index                         -3.23%                8.38%                10.63%
   Lehman Brothers
   Aggreate Bond Index                 8.44%                7.43%                 8.14%
   S&P 500 Index                     -11.88%               10.70%                15.33%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                         LIPPER     LEHMAN BROS.
               CLASS S   BALANCED   AGGREGATE      S&P 500 INDEX
10/3/94        $10,000   $10,000    $10,000        $10,000
12/94          $10,027    $9,877    $10,038         $9,999
12/95          $12,164   $12,306    $11,892        $13,756
12/96          $13,725   $13,906    $12,324        $16,913
12/97          $16,294   $16,694    $13,514        $22,553
12/98          $18,494   $19,260    $14,688        $28,998
12/99          $18,202   $20,989    $14,567        $35,099
12/00          $18,201   $21,490    $16,261        $31,906
12/01          $17,096   $20,795    $17,634        $28,117

Hypothetical Investments in MassMutual Balanced Fund Class A, Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

   MASSMUTUAL BALANCED FUND
   TOTAL RETURN

                                                                  SINCE INCEPTION
                                                ONE YEAR           AVERAGE ANNUAL
                                            1/1/01 - 12/31/01    1/1/98 - 12/31/01
   Class A                                        -6.51%                0.63%
   Class Y                                        -6.19%                1.01%
   -------------------------------------------------------------------------------
   Lipper Balanced Fund Index                     -3.23%                5.64%
   Lehman Brothers Aggregate
   Bond Index                                      8.44%                6.88%
   S&P 500 Index                                 -11.88%                5.67%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]


                                                   LIPPER         LEHMAN BROS.
                CLASS A         CLASS Y            BALANCED       AGGREGATE        S&P 500 INDEX
1/1/98          $10,000         $10,000            $10,000        $10,000          $10,000
 12/98          $11,278         $11,323            $11,537        $10,869          $12,858
 12/99          $11,033         $11,123            $12,572        $10,779          $15,563
 12/00          $10,969         $11,098            $12,873        $12,033          $14,147
 12/01          $10,255         $10,411            $12,456        $13,049          $12,467

Hypothetical Investments in MassMutual Balanced Fund Class L, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

   MASSMUTUAL BALANCED FUND
   TOTAL RETURN

                                                                  SINCE INCEPTION
                                                 ONE YEAR          AVERAGE ANNUAL
                                            1/1/01 - 12/31/01    5/3/99 - 12/31/01
   Class L                                        -6.31%              -4.28%
   -------------------------------------------------------------------------------
   Lipper Balanced Fund Index                     -3.23%               1.08%
   Lehman Brothers Aggregate
   Bond Index                                      8.44%               7.17%
   S&P 500 Index                                 -11.88%              -4.31%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                               LIPPER       LEHMAN BROS.
                CLASS L        BALANCED     AGGREGATE       S&P 500 INDEX
5/3/99          $10,000        $10,000      $10,000         $10,000
  6/99          $10,082        $10,118       $9,881         $10,306
 12/99           $9,531        $10,385       $9,936         $11,100
  6/00           $9,481        $10,566      $10,332         $11,053
 12/00           $9,498        $10,634      $11,091         $10,090
  6/01           $9,064        $10,463      $11,493          $9,415
 12/01           $8,899        $10,290      $12,028          $8,892


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE S&P 500 INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL BALANCED FUND - PORTFOLIO OF INVESTMENTS


DECEMBER 31, 2001

                                     NUMBER OF               MARKET
                                      SHARES                  VALUE
                                     --------               --------
EQUITIES -- 61.3%

ADVERTISING -- 0.1%
Omnicom Group, Inc.                      4,100          $    366,335
TMP Worldwide, Inc.*                     1,300                55,770
                                                        ------------
                                                             422,105
                                                        ------------

AEROSPACE & DEFENSE -- 1.0%
Boeing Co.                              23,100               895,818
General Dynamics Corp.                   5,300               422,092
Goodrich (B.F.) Co.                      2,000                53,240
Honeywell International, Inc.           17,650               596,923
Lockheed Martin Corp.                   16,200               756,054
Northrop Grumman Corp.                   1,600               161,296
Rockwell Collins, Inc.                   4,000                78,000
TRW, Inc.                                2,700               100,008
United Technologies Corp.               10,300               665,689
                                                        ------------
                                                           3,729,120
                                                        ------------

AIR TRANSPORTATION -- 0.1%
AMR Corp.*                               4,200                93,114
Delta Air Lines, Inc.                    2,500                73,150
Southwest Airlines Co.                  18,000               332,640
                                                        ------------
                                                             498,904
                                                        ------------

APPAREL, TEXTILES & SHOES -- 0.3%
Gap, Inc.                               18,700               260,678
Liz Claiborne, Inc.                      1,500                74,625
The Limited, Inc.                        3,700                54,464
Nike, Inc. Cl. B                         5,900               331,816
Nordstrom, Inc.                          3,100                62,713
Reebok International Limited*            1,076                28,514
VF Corp.                                 2,500                97,525
                                                        ------------
                                                             910,335
                                                        ------------

AUTOMOTIVE & PARTS -- 0.7%
Cooper Tire & Rubber Co.                 1,600                25,536
Dana Corp.                               1,400                19,432
Delphi Automotive
   Systems Corp.                        14,700               200,802
Ford Motor Corp.                        23,918               375,991
General Motors Corp.                    16,100               782,460
Genuine Parts Co.                        4,000               146,800
Goodyear Tire & Rubber Co.               3,000                71,430
Harley-Davidson, Inc.                    6,900               374,739
Navistar International Corp.             6,400               252,800
Paccar, Inc.                             3,900               255,918
                                                        ------------
                                                           2,505,908
                                                        ------------

BANKING, SAVINGS & LOANS -- 6.3%
AmSouth Bancorp.                        12,500               236,250
Bank of America Corp.                   53,700             3,380,415
Bank of New York Co., Inc.               9,200               375,360
Bank One Corp.                          37,900             1,479,995
BB&T Corp.                               9,300               335,823
Capital One Financial Corp.              2,500               134,875
Charter One Financial, Inc.              5,040               136,836
Citigroup, Inc.                        105,548             5,328,063
Comerica, Inc.                           3,600               206,280
Federal Home Loan
   Mortgage Corp.                       15,600             1,020,240
Federal National Mortgage
   Association                          22,400             1,780,800
Fifth Third Bancorp                     10,288               630,963
Fleet Boston Financial Corp.            23,500               857,750
Golden West Financial Corp.              4,400               258,940
J.P. Morgan Chase & Co.                 41,528             1,509,543
KeyCorp                                  9,200               223,928
National City Corp.                     16,500               482,460
Providian Financial Corp.                7,300                25,915
Regions Financial Corp.                  8,400               252,336
SouthTrust Corp.                        10,500               259,035
State Street Corp.                       7,100               370,975
SunTrust Banks, Inc.                     8,100               507,870
Synovus Financial Corp.                  6,800               170,340
U.S. Bancorp                            40,478               847,205
Union Planters Corp.                     3,000               135,390
Wachovia Corp.                          18,000               564,480
Washington Mutual, Inc.                 18,500               604,950
Wells Fargo & Co.                       21,900               951,555
                                                        ------------
                                                          23,068,572
                                                        ------------

BEVERAGES -- 1.7%
Anheuser-Busch
   Companies, Inc.                      11,900               537,999
The Coca-Cola Co.                       54,500             2,569,675
Coors (Adolph) Co. Cl. B                 9,500               507,300
The Pepsi Bottling
   Group, Inc.                          25,800               606,300
PepsiCo, Inc.                           40,430             1,968,537
                                                        ------------
                                                           6,189,811
                                                        ------------

BROADCASTING, PUBLISHING & PRINTING -- 1.4%
American Greetings
   Corp. Cl. A                           1,400                19,292
AOL Time Warner, Inc.*                  84,161             2,701,568
Comcast Corp. Cl. A*                    18,600               669,600
Dow Jones & Co., Inc.                    2,400               131,352
Knight Ridder, Inc.                        700                45,451
The McGraw-Hill
   Companies, Inc.                       4,100               250,018
Meredith Corp.                             500                17,825
New York Times Co. Cl. A                 3,800               164,350
Tribune Co.                              6,400               239,552
Viacom, Inc. Cl. B*                     15,300               675,495
                                                        ------------
                                                           4,914,503
                                                        ------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.                 47,300               399,212
Masco Corp.                              9,400               230,300
Vulcan Materials Co.                     1,100                52,734
                                                        ------------
                                                             682,246
                                                        ------------

CHEMICALS -- 1.0%
Air Products and
   Chemicals, Inc.                       4,900               229,859
Ashland, Inc.                           12,200               562,176
Du Pont (E.I.) de Nemours
   and Co.                              22,700               964,977
Eastman Chemical Co.                     2,000                78,040
Engelhard Corp.                          3,900               107,952
FMC Corp.*                                 600                35,700
Great Lakes Chemical Corp.               1,000                24,280
International Flavors &
   Fragrances, Inc.                     33,100               983,401
PPG Industries, Inc.                     4,000               206,880
Praxair, Inc.                            3,600               198,900
Rohm & Haas Co.                          4,800               166,224
                                                        ------------
                                                           3,558,389
                                                        ------------

COMMERCIAL SERVICES -- 0.6%
Allied Waste Industries, Inc.*           4,400                61,864
Block (H & R), Inc.                      5,300               236,910
Cendant Corp.*                          34,500               676,545
Concord EFS, Inc.*                      10,800               354,024
Convergys Corp.*                         3,500               131,215
Donnelley (R.R.) & Sons Co.              2,700                80,163
Equifax, Inc.                            1,800                43,470
Moody's Corp.                            3,700               147,482
Paychex, Inc.                            8,400               292,740
PerkinElmer, Inc.                        2,700                94,554
Quintiles Transnational Corp.*           1,400                22,512
Robert Half
   International, Inc.*                  2,200                58,740
Ryder System, Inc.                       1,100                24,365
                                                        ------------
                                                           2,224,584
                                                        ------------

COMMUNICATIONS -- 1.1%
Andrew Corp.*                              800                17,512
Citizens
   Communications Co.*                   3,600                38,376
Lucent Technologies, Inc.               72,800               457,912
Nextel Communications,
   Inc. Cl. A*                          17,200               188,512
Nortel Networks Corp.                   77,800               583,500
SBC Communications, Inc.                69,459             2,720,709


    The accompanying notes are an integral part of the financial statements.

                                     NUMBER OF               MARKET
                                      SHARES                  VALUE
                                     --------               --------
Scientific-Atlanta, Inc.                 4,400          $    105,336
Tellabs, Inc.*                           2,100                31,416
                                                        ------------
                                                           4,143,273
                                                        ------------

COMMUNICATIONS EQUIPMENT -- 0.2%
Motorola, Inc.                          53,200               799,064
                                                        ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                          15,300               570,231
Computer Sciences Corp.*                 2,200               107,756
Parametric Technology Corp.*             2,400                18,744
Sapient Corp.*                           2,800                21,616
Sun Microsystems, Inc.*                 35,000               430,500
Unisys Corp.*                            7,000                87,780
                                                        ------------
                                                           1,236,627
                                                        ------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*               4,100               139,318
                                                        ------------

COMPUTERS & INFORMATION -- 1.7%
Apple Computer, Inc.*                   12,800               280,320
Cisco Systems, Inc.*                   151,604             2,745,548
Compaq Computer Corp.                   39,100               381,616
Comverse Technology, Inc.*               3,600                80,532
Dell Computer Corp.*                    69,100             1,878,138
EMC Corp.*                              49,800               669,312
Gateway, Inc.*                           3,900                31,356
International Game
   Technology*                             800                54,640
Palm, Inc.*                             11,500                44,620
Solectron Corp.*                        18,000               203,040
                                                        ------------
                                                           6,369,122
                                                        ------------

COMPUTERS & OFFICE EQUIPMENT -- 1.8%
Electronic Data Systems Corp.            9,600               658,080
Hewlett-Packard Co.                     41,300               848,302
International Business
   Machines Corp.                       36,700             4,439,232
Pitney Bowes, Inc.                       7,000               263,270
Xerox Corp.                             29,300               305,306
                                                        ------------
                                                           6,514,190
                                                        ------------

CONTAINERS -- 0.3%
Ball Corp.                               4,000               282,800
Bemis Co., Inc.                          1,200                59,016
Pactiv Corp.*                           32,800               582,200
Temple-Inland, Inc.                      1,200                68,076
                                                        ------------
                                                             992,092
                                                        ------------

COSMETICS & PERSONAL CARE -- 1.1%
Alberto-Culver Co. Cl. B                 1,400                62,636
Avon Products, Inc.                      5,100               237,150
The Gillette Co.                        22,800               761,520
Kimberly-Clark Corp.                    11,700               699,660
The Procter & Gamble Co.                29,204             2,310,913
                                                        ------------
                                                           4,071,879
                                                        ------------

DATA PROCESSING & PREPARATION -- 1.0%
Automatic Data
   Processing, Inc.                     13,600               801,040
Deluxe Corp.                            40,000             1,663,200
First Data Corp.                         8,400               658,980
Fiserv, Inc.*                            5,400               228,528
IMS Health, Inc.                         5,700               111,207
NCR Corp.*                               2,100                77,406
                                                        ------------
                                                           3,540,361
                                                        ------------

ELECTRIC UTILITIES -- 1.5%
AES Corp.*                               8,900               145,515
Allegheny Energy, Inc.                   5,300               191,966
Ameren Corp.                             3,100               131,130
American Electric Power Co.              6,800               296,004
Calpine Corp.*                           5,800                97,382
Cinergy Corp.                            3,300               110,319
CMS Energy Corp.                         2,400                57,672
Consolidated Edison, Inc.                4,400               177,584
Constellation Energy
   Group, Inc.                           3,100                82,305
Dominion Resources, Inc.                 5,300               318,530
DTE Energy Co.                           3,200               134,208
Duke Energy Corp.                       17,300               679,198
Edison International*                    8,600               129,860
Entergy Corp.                            5,200               203,372
Exelon Corp.                             6,800               325,584
FirstEnergy Corp.                        4,800               167,904
FPL Group, Inc.                          3,700               208,680
Mirant Corp.*                            6,302               100,958
Niagara Mohawk
   Holdings, Inc.*                       2,700                47,871
PG&E Corp.*                              9,900               190,476
Pinnacle West Capital Corp.                900                37,665
PPL Corp.                                4,400               153,340
Progress Energy, Inc.                    3,826               172,285
Public Service Enterprise
   Group, Inc.                           5,800               244,702
Reliant Energy, Inc.                     8,900               236,028
Southern Co.                            14,600               370,110
Teco Energy, Inc.                        2,200                57,728
TXU Corp.                                5,600               264,040
                                                        ------------
                                                           5,332,416
                                                        ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 4.8%
Altera Corp.*                           11,400               241,908
American Power
   Conversion Corp.*                     2,500                36,200
Analog Devices, Inc.*                    7,700               341,803
Applied Micro Circuits Corp.*            6,600                74,712
Broadcom Corp. Cl. A*                    2,900               118,523
Emerson Electric Co.                     9,100               519,610
General Electric Co.                   212,300             8,508,984
Intel Corp.                            143,700             4,519,365
JDS Uniphase Corp.*                     27,000               235,710
Johnson Controls, Inc.                   1,900               153,425
Kla-Tencor Corp.*                        5,000               247,800
Linear Technology Corp.                  7,800               304,512
LSI Logic Corp.*                         7,900               124,662
Maxim Integrated
   Products, Inc.*                       6,100               320,311
National
   Semiconductor Corp.*                  3,600               110,844
Novellus Systems, Inc.*                  3,100               122,295
Nvidia Corp.*                            6,400               428,160
Rockwell International Corp.             4,000                71,440
Sanmina-SCI Corp.*                       6,300               125,370
Texas Instruments, Inc.                 35,600               996,800
Vitesse Semiconductor Corp.*             3,700                45,991
                                                        ------------
                                                          17,648,425
                                                        ------------

ENERGY -- 3.8%
Amerada Hess Corp.                       1,900               118,750
Anadarko Petroleum Corp.                 3,200               181,920
Apache Corp.                             3,080               153,630
Burlington Resources, Inc.               4,500               168,930
ChevronTexaco Corp.                     29,694             2,660,879
Conoco, Inc.                            13,300               376,390
Devon Energy Corp.                       5,600               216,440
Dynegy, Inc.                             6,800               173,400
El Paso Corp.                           18,803               838,802
EOG Resources, Inc.                      3,200               125,152
Exxon Mobil Corp.                      103,738             4,076,903
Halliburton Co.                          5,000                65,500
Kerr-McGee Corp.                         2,600               142,480
KeySpan Corp.                            3,000               103,950
Kinder Morgan, Inc.                      2,500               139,225
Nabors Industries, Inc.*                 3,100               106,423
Nicor, Inc.                              5,200               216,528
Occidental Petroleum Corp.              19,700               522,641
Peoples Energy Corp.                       800                30,344
Phillips Petroleum Co.                   8,640               520,646
Rowan Companies, Inc.*                   2,100                40,677
Royal Dutch Petroleum Co.
   NY Shares                            27,800             1,362,756
Sempra Energy                            3,500                85,925
Sunoco, Inc.                            14,600               545,164
Unocal Corp.                             5,100               183,957
USX-Marathon Group, Inc.                15,600               468,000
The Williams
   Companies, Inc.                       9,400               239,888
Xcel Energy, Inc.                        3,400                94,316
                                                        ------------
                                                          13,959,616
                                                        ------------

ENTERTAINMENT & LEISURE -- 0.6%
Brunswick Corp.                          2,400                52,224
Carnival Corp.                          20,700               581,256
The Disney (Walt) Co.                   44,000               911,680


    The accompanying notes are an integral part of the financial statements.

                                     NUMBER OF               MARKET
                                      SHARES                  VALUE
                                     --------               --------
Harrah's
   Entertainment, Inc.*                 16,500          $    610,665
                                                        ------------
                                                           2,155,825
                                                        ------------

FINANCIAL SERVICES -- 1.8%
Bear Stearns Companies, Inc.             7,900               463,256
Countrywide Credit
   Industries, Inc.                     10,300               421,991
Franklin Resources, Inc.                 5,300               186,931
Household
   International, Inc.                   9,500               550,430
Huntington Bancshares, Inc.             14,500               249,255
Lehman Brothers
   Holdings, Inc.                        6,500               434,200
MBNA Corp.                              13,900               489,280
Merrill Lynch & Co., Inc.               18,600               969,432
Morgan Stanley Dean
   Witter & Co.                         24,500             1,370,530
PNC Financial Services
   Group, Inc.                           6,100               342,820
Price (T. Rowe) Group, Inc.              2,700                93,771
The Schwab (Charles) Corp.              29,800               461,006
Stillwell Financial, Inc.                4,700               127,934
USA Education, Inc.                      3,700               310,874
                                                        ------------
                                                           6,471,710
                                                        ------------

FOODS -- 0.9%
Archer-Daniels-Midland Co.              18,785               269,565
Campbell Soup Co.                        8,700               259,869
ConAgra Foods, Inc.                     11,100               263,847
General Mills, Inc.                      5,900               306,859
Heinz (H. J.) Co.                        7,200               296,064
Hershey Foods Corp.                      3,100               209,870
Kellogg Co.                             17,800               535,780
The Kroger Co.*                         17,500               365,225
Sara Lee Corp.                          18,400               409,032
Starbucks Corp.*                         8,400               160,020
SuperValu, Inc.                          2,300                50,876
Wrigley (Wm.) Jr. Co.                    5,100               261,987
                                                        ------------
                                                           3,388,994
                                                        ------------

FOREST PRODUCTS & PAPER -- 0.3%
Georgia-Pacific Corp.                    5,016               138,492
International Paper Co.                  8,900               359,115
Mead Corp.                               2,300                71,047
Westvaco Corp.                           2,700                76,815
Weyerhaeuser Co.                         5,000               270,400
Willamette Industries, Inc.              2,500               130,300
                                                        ------------
                                                           1,046,169
                                                        ------------

HEALTHCARE -- 0.6%
HCA, Inc.                               11,900               458,626
Healthsouth Corp.*                       8,400               124,488
Humana, Inc.*                            3,800                44,802
Manor Care, Inc.*                        2,200                52,162
Tenet Healthcare Corp.*                  7,600               446,272
UnitedHealth Group, Inc.                 7,100               502,467
Wellpoint Health
   Networks, Inc.*                       4,000               467,400
                                                        ------------
                                                           2,096,217
                                                        ------------
HOME CONSTRUCTION, FURNISHINGS &
   APPLIANCES -- 0.2%
Centex Corp.                             1,100                62,799
KB Home                                  1,200                48,120
Maytag Corp.                             7,200               223,416
Pulte Homes, Inc.                        1,100                49,137
Whirlpool Corp.                          6,800               498,644
                                                        ------------
                                                             882,116
                                                        ------------

HOUSEHOLD PRODUCTS -- 0.6%
Black & Decker Corp.                     1,900                71,687
The Clorox Co.                          13,100               518,105
Corning, Inc.                           53,000               472,760
Fortune Brands, Inc.                     3,600               142,524
Newell Rubbermaid, Inc.                  2,400                66,168
Sherwin-Williams Co.                     3,700               101,750
Snap-On, Inc.                              600                20,196
The Stanley Works                          800                37,256
Tupperware Corp.                         1,400                26,950
Unilever NV NY Shares                   12,000               691,320
                                                        ------------
                                                           2,148,716
                                                        ------------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                   10,700               513,600
INDUSTRIAL - DIVERSIFIED-- 1.7%
Cooper Industries, Inc.                  6,100               213,012
Danaher Corp.                            3,200               192,992
Eaton Corp.                              1,700               126,497
Illinois Tool Works, Inc.                6,700               453,724
ITT Industries, Inc.                    19,400               979,700
McDermott
   International, Inc.*                 49,700               609,819
Minnesota Mining &
   Manufacturing Co.                     8,100               957,501
Textron, Inc.                            3,000               124,380
Tyco International Limited              42,789             2,520,272
                                                        ------------
                                                           6,177,897
                                                        ------------

INSURANCE -- 2.8%
Aetna, Inc.                              1,800                59,382
AFLAC, Inc.                             14,900               365,944
Allstate Corp.                          18,100               609,970
Ambac Financial Group, Inc.              2,300               133,078
American International
   Group, Inc.                          43,585             3,460,649
Aon Corp.                                5,500               195,360
Chubb Corp.                              2,300               158,700
Cigna Corp.                              5,200               481,780
Cincinnati Financial Corp.               1,500                57,225
Conseco, Inc.*                           6,200                27,652
The Hartford Financial
   Services Group, Inc.                  4,900               307,867
Jefferson-Pilot Corp.                    3,550               164,259
John Hancock Financial
   Services, Inc.                       11,900               491,470
Lincoln National Corp.                  10,400               505,128
Loews Corp.                              5,000               276,900
Marsh & McLennan
   Companies, Inc.                       6,000               644,700
MBIA, Inc.                               5,000               268,150
Metlife, Inc.                           27,800               880,704
MGIC Investment Corp.                    2,300               141,956
Progressive Corp.                        4,200               627,060
Safeco Corp.                             1,200                37,380
Torchmark Corp.                          6,100               239,913
                                                        ------------
                                                          10,135,227
                                                        ------------

LODGING -- 0.1%
Hilton Hotels Corp.                      5,300                57,876
Marriott International,
   Inc. Cl. A                            5,100               207,315
Starwood Hotels & Resorts
   Worldwide, Inc.                       4,100               122,385
                                                        ------------
                                                             387,576
                                                        ------------

MACHINERY & COMPONENTS -- 0.5%
Baker Hughes, Inc.                      10,500               382,935
Caterpillar, Inc.                        9,500               496,375
Cummins, Inc.                            1,000                38,540
Deere & Co.                              5,300               231,398
Dover Corp.                              4,200               155,694
Ingersoll-Rand Co.                       3,700               154,697
Pall Corp.                               2,800                67,368
Parker-Hannifin Corp.                    2,500               114,775
                                                        ------------
                                                           1,641,782
                                                        ------------

MANUFACTURING -- 0.2%
Applied Materials, Inc.*                19,900               797,990
                                                        ------------

MEDICAL SUPPLIES -- 1.2%
Agilent Technologies, Inc.*              3,700               105,487
Allergan, Inc.                           3,000               225,150


    The accompanying notes are an integral part of the financial statements.

                                     NUMBER OF               MARKET
                                      SHARES                  VALUE
                                     --------               --------
Applied Biosystems
   Group-Applera Corp.                   5,900          $    231,693
Bard (C.R.), Inc.                        4,300               277,350
Baxter International, Inc.              13,100               702,553
Becton, Dickinson and Co.                5,400               179,010
Biomet, Inc.                             6,100               188,490
Boston Scientific Corp.*                 8,600               207,432
Guidant Corp.*                           6,200               308,760
Medtronic, Inc.                         25,000             1,280,250
St. Jude Medical, Inc.*                  4,200               326,130
Tektronix, Inc.*                         1,900                48,982
Thermo Electron Corp.*                  11,800               281,548
                                                        ------------
                                                           4,362,835
                                                        ------------

METALS & MINING -- 0.5%
Alcan Aluminum Limited                   4,600               165,278
Alcoa, Inc.                             19,000               675,450
Allegheny Technologies, Inc.             1,900                31,825
Barrick Gold Corp.                      11,056               176,343
Crane Co.                               20,700               530,748
Freeport-McMoran Copper &
   Gold, Inc. Cl. B*                     1,700                22,763
Inco Limited*                            4,100                69,454
Nucor Corp.                              1,900               100,624
Phelps Dodge Corp.                       1,500                48,600
Placer Dome, Inc.                        7,300                79,643
USX-U.S. Steel Group, Inc.               1,700                30,787
Worthington Industries, Inc.             1,900                26,980
                                                        ------------
                                                           1,958,495
                                                        ------------

MISCELLANEOUS -- 0.2%
Standard and Poor's
   Depository Receipts                   5,600               639,688
                                                        ------------

PHARMACEUTICALS -- 7.1%
Abbott Laboratories                     34,400             1,917,800
American Home
   Products Corp.                       28,300             1,736,488
AmerisourceBergen Corp.                  2,700               171,585
Amgen, Inc.*                            23,100             1,303,764
Biogen, Inc.*                            3,400               194,990
Bristol-Myers Squibb Co.                43,400             2,213,400
Chiron Corp.*                            3,900               170,976
Eli Lilly & Co.                         24,900             1,955,646
Forest Laboratories,
   Inc. Cl. A*                           4,000               327,800
Immunex Corp.*                           7,600               210,596
Johnson & Johnson                       65,592             3,876,487
King Pharmaceuticals, Inc.*              5,100               214,863
McKesson HBOC, Inc.                      6,200               231,880
Merck & Co., Inc.                       51,400             3,022,320
Pfizer, Inc.                           137,172             5,466,304
Pharmacia Corp.                         30,595             1,304,877
Schering-Plough Corp.                   31,400             1,124,434
Watson
   Pharmaceutical, Inc.*                 8,600               269,954
                                                        ------------
                                                          25,714,164
                                                        ------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                        6,900               203,067
                                                        ------------

PREPACKAGED SOFTWARE -- 3.2%
BMC Software, Inc.*                      7,000               114,590
Computer Associates
   International, Inc.                  20,700               713,943
Compuware Corp.*                        21,800               257,022
Intuit, Inc.*                            4,200               179,592
Microsoft Corp.*                       115,817             7,672,876
Novell, Inc.*                           63,800               292,842
Oracle Corp.*                          122,944             1,697,857
Peoplesoft, Inc.*                        6,200               249,240
Siebel Systems, Inc.*                    4,400               123,112
Veritas Software Corp.*                  8,377               375,541
                                                        ------------
                                                          11,676,615
                                                        ------------

REAL ESTATE -- 0.2%
Equity Office
   Properties Trust                     16,100               484,288
Equity Residential
   Properties Trust                      5,800               166,518
                                                        ------------
                                                             650,806
                                                        ------------

RESTAURANTS -- 0.2%
Darden Restaurants, Inc.                 3,200               113,280
Tricon Global
   Restaurants, Inc.*                   11,100               546,120
Wendy's International, Inc.              2,500                72,925
                                                        ------------
                                                             732,325
                                                        ------------

RETAIL -- 3.4%
AutoZone, Inc.*                          4,800               344,640
Bed Bath & Beyond, Inc.*                 3,900               132,210
Best Buy Co., Inc.*                      5,500               409,640
Big Lots, Inc.                           2,500                26,000
Circuit City Stores-Circuit
   City Group                            4,500               116,775
Costco Wholesale Corp.*                 10,100               448,238
CVS Corp.                                8,000               236,800
Dillards, Inc. Cl. A                     2,100                33,600
Federated Department
   Stores, Inc.*                         6,900               282,210
The Home Depot, Inc.                    46,400             2,366,864
K Mart Corp.*                           16,000                87,360
Lowe's Companies, Inc.                  16,700               775,047
The May Department
   Stores Co.                            6,800               251,464
Office Depot, Inc.*                     16,800               311,472
Penney (J.C.) Co., Inc.                  6,000               161,400
Sears, Roebuck and Co.                   9,600               457,344
Staples, Inc.*                           8,900               166,430
Target Corp.                            20,300               833,315
TJX Companies, Inc.                      6,500               259,090
Wal-Mart Stores, Inc.                   80,100             4,609,755
                                                        ------------
                                                          12,309,654
                                                        ------------

RETAIL-GROCERY -- 0.1%
Albertson's, Inc.                        9,000               283,410
Winn-Dixie Stores, Inc.                  3,100                44,175
                                                        ------------
                                                             327,585
                                                        ------------

TELEPHONE UTILITIES -- 2.6%
Alltel Corp.                             6,600               407,418
AT&T Corp.                              75,500             1,369,570
AT&T Wireless
   Services, Inc.*                      59,100               849,267
BellSouth Corp.                         42,000             1,602,300
CenturyTel, Inc.                         7,300               239,440
Qwest Communications
   International, Inc.                  27,200               384,336
Sprint Corp. (FON Group)                16,800               337,344
Sprint Corp. (PCS Group)*               20,900               510,169
Verizon
   Communications, Inc.                 60,068             2,850,827
WorldCom, Inc.*                         64,700               910,976
                                                        ------------
                                                           9,461,647
                                                        ------------

TOBACCO -- 0.7%
Philip Morris
   Companies, Inc.                      47,600             2,182,460
UST, Inc.                               14,900               521,500
                                                        ------------
                                                           2,703,960
                                                        ------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                             3,300                53,559
Mattel, Inc.                             9,200               158,240
                                                        ------------
                                                             211,799
                                                        ------------

TRANSPORTATION -- 0.3%
Burlington Northern
   Santa Fe Corp.                        9,500               271,035
CSX Corp.                                1,616                56,641
FedEx Corp.*                             6,000               311,280
Norfolk Southern Corp.                   8,500               155,805
Union Pacific Corp.                      5,300               302,100
                                                        ------------
                                                           1,096,861
                                                        ------------

TOTAL EQUITIES
(COST $223,443,682)                                      223,344,180
                                                        ============

RIGHTS -- 0.0%

COMPUTERS & INFORMATION -- 0.0%
Seagate Technologies, Inc.               5,100                     -
                                                        ------------
TOTAL RIGHTS
(COST $0)                                                          -
                                                        ============


    The accompanying notes are an integral part of the financial statements.

                                     PRINCIPAL               MARKET
                                      AMOUNT                 VALUE
                                     ---------              --------
BONDS & NOTES -- 31.4%

ASSET BACKED SECURITIES -- 0.8%
America West Airlines, Inc.
   Series 1996-1, Class A
   6.850% 07/02/2009                $  905,443          $    880,073
Conseco Finance
   Securitizations Corp.
   Series 2001-1, Class A4
   6.210% 07/01/2032                   500,000               509,105
Metlife Capital Equipment
   Loan Trust Series
   1997-A, Class A

   6.850% 05/20/2008                   419,635               434,829
Railcar Trust
   Series 1992-1, Class A

   7.750% 06/01/2004                   169,755               178,097
Textron Financial Corp.
   Series 1998-A, Class A2+
   5.890% 01/15/2005                   301,660               303,963
Travelers Funding Limited
   Series 1A, Class A1+
   6.300% 02/18/2014                   700,000               650,643
                                                        ------------

TOTAL ASSET BACKED
SECURITIES
(COST $2,999,496)                                          2,956,710
                                                        ============

CORPORATE DEBT -- 17.7%
AirTouch
   Communications, Inc.
   6.650% 05/01/2008                 1,000,000             1,023,610
American Airlines Pass-
   Through Trusts
   Series 1994-A, Class A4
   9.780% 11/26/2011                   754,028               728,919
American General
   Finance Corp.
   5.875% 07/14/2006                   500,000               507,348
Arrow Electronics, Inc.
   8.700% 10/01/2005                   575,000               589,485
AT&T Corp.+
   8.000% 11/15/2031                   475,000               496,902
AT&T-Liberty Media Group
   8.250% 02/01/2030                 1,800,000             1,702,604
Avnet, Inc.
   8.000% 11/15/2006                   450,000               447,097
Avnet, Inc.
   8.200% 10/17/2003                   700,000               717,822
Barrick Gold Corp.
   7.500% 05/01/2007                 1,000,000             1,044,640
BHP Finance (USA) Limited
   6.420% 03/01/2026                 1,000,000             1,029,160
Boeing Capital Corp.
   7.100% 09/27/2005                   500,000               525,170
Bombardier Capital, Inc.+
   6.000% 01/15/2002                 1,000,000             1,000,954
Boston Scientific Corp.
   6.625% 03/15/2005                   500,000               499,820
Brascan Corp.
   8.125% 12/15/2008                   475,000               473,922
Champion
   International Corp.
   6.400% 02/15/2026                 1,000,000             1,020,130
Cinergy Corp.
   6.250% 09/01/2004                   500,000               506,900
Comcast Cable
   Communications, Inc.
   8.375% 05/01/2007                   750,000               832,050
ConAgra Foods, Inc.
   7.000% 10/01/2028                   750,000               754,140
Consolidated Natural
   Gas Co. Series C
   6.250% 11/01/2011                   275,000               267,328
Continental Airlines, Inc.
   Series 1996-2B
   8.560% 07/02/2014                   410,439               378,224
Continental Airlines, Inc.
   Series 1996-B
   7.820% 10/15/2013                   407,114               371,992
Cox Communications, Inc.
   7.750% 11/01/2010                   600,000               645,366
Crown Cork & Seal Co., Inc.
   6.750% 12/15/2003                 1,000,000               515,000
Crown Cork & Seal Co., Inc.
   7.125% 09/01/2002                 1,100,000               748,000
CSX Corp.
   7.050% 05/01/2002                   500,000               506,870
CSX Corp.
   7.250% 05/01/2027                 1,200,000             1,252,428
Dominion Resources, Inc.
   7.820% 09/15/2004                   700,000               749,049
Donnelley (R.R.) & Sons Co.
   6.625% 04/15/2029                 1,000,000               901,500
Dover Corp.
   6.250% 06/01/2008                   500,000               500,720
Duke Capital Corp.
   7.500% 10/01/2009                 1,300,000             1,372,176
Duke Energy Field
   Services Corp.
   7.875% 08/16/2010                   550,000               575,580
Emerald Investment
   Grade CBO Limited+
   7.210% 05/24/2011                 1,000,000               995,000
ERAC USA Finance Co.+
   6.750% 05/15/2007                 1,250,000             1,255,925
Exxon Mobil Corp.
   8.625% 08/15/2021                 1,000,000             1,262,920
FBG Finance Limited+
   7.875% 06/01/2016                 1,000,000             1,106,580
FirstEnergy Corp.
   5.500% 11/15/2006                   200,000               197,166
Ford Motor Corp.
   7.450% 07/16/2031                   850,000               779,900
Ford Motor Credit Co.
   5.750% 02/23/2004                 1,125,000             1,125,821
General American
   Transportation Corp.
   6.750% 03/01/2006                 1,000,000               842,030
General Mills, Inc.
   8.900% 06/15/2006                   500,000               562,450
General Motors
   Acceptance Corp.
   6.125% 09/15/2006                   500,000               494,775
The Goodyear
   Tire & Rubber Co.
   8.500% 03/15/2007                 1,160,000             1,166,909
Hearst-Argyle
   Television, Inc.
   7.000% 11/15/2007                   300,000               288,993
Hershey Foods Corp.
   7.200% 08/15/2027                 1,250,000             1,337,925
Houghton Mifflin Co.
   7.000% 03/01/2006                   400,000               405,348
Household Finance Corp.
   6.375% 10/15/2011                 1,125,000             1,089,495
ICI Wilmington, Inc.
   7.050% 09/15/2007                   500,000               507,915
Interpool, Inc.
   7.350% 08/01/2007                   500,000               454,729
Interpublic Group of
   Companies, Inc.
   7.875% 10/15/2005                   700,000               742,910
KeySpan Gas East Corp.
   Series MTNA
   6.900% 01/15/2008                   670,000               703,558
Kimco Realty Corp.
   Series MTNB
   7.860% 11/01/2007                   675,000               715,245
Koninklijke KPN NV
   8.000% 10/01/2010                   650,000               658,743


    The accompanying notes are an integral part of the financial statements.

                                     PRINCIPAL               MARKET
                                      AMOUNT                 VALUE
                                     ---------              --------
Kraft Foods, Inc.
   6.500% 11/01/2031                $  125,000          $    122,155
The Kroger Co.
   7.000% 05/01/2018                   700,000               694,869
Leucadia National Corp.
   7.750% 08/15/2013                 1,000,000             1,019,760
Marsh & McLennan
   Companies, Inc.
   7.125% 06/15/2009                   500,000               530,485
Meritor Automotive, Inc.
   6.800% 02/15/2009                 1,000,000               916,930
Midway Airlines Corp.
   Pass-Through
   Certificates, Class B
   8.140% 01/02/2013                   470,575               376,460
Millipore Corp.
   7.500% 04/01/2007                 1,000,000               975,150
Newmont Mining Corp.
   8.625% 04/01/2002                 1,000,000             1,011,580
News America
   Holdings, Inc.
   9.250% 02/01/2013                 1,000,000             1,149,060
Norfolk Southern Corp.
   7.050% 05/01/2037                   500,000               521,760
North Finance (Bermuda)
   Limited+
   7.000% 09/15/2005                 1,000,000             1,046,280
Pepsi Bottling
   Holdings, Inc.+
   5.625% 02/17/2009                   500,000               496,619
Progress Energy, Inc.
   6.550% 03/01/2004                   400,000               417,116
Qwest Capital
   Funding, Inc.+
   7.750% 02/15/2031                   500,000               482,190
Raytheon Co.
   6.750% 08/15/2007                   500,000               514,160
Republic Services, Inc.
   7.125% 05/15/2009                 1,000,000             1,028,127
Ryder System, Inc.
   6.600% 11/15/2005                   750,000               733,897
Scholastic Corp.
   7.000% 12/15/2003                   750,000               784,065
The Schwab (Charles) Corp.
   6.250% 01/23/2003                 1,000,000             1,029,418
The Scripps (E.W.) Co.
   6.625% 10/15/2007                 1,000,000             1,021,890
Sony Capital Corp.+
   4.950% 11/01/2006                   300,000               291,102
Sprint Capital Corp.
   6.125% 11/15/2008                   500,000               486,340
Sprint Capital Corp.
   6.900% 05/01/2019                   500,000               467,660
SuperValu, Inc.
   7.875% 08/01/2009                 1,000,000               931,760
Telefonica Europe BV
   7.350% 09/15/2005                   700,000               739,725
Thomas & Betts Corp.
   8.250% 01/15/2004                   500,000               460,000
The Thomson Corp.
   6.200% 01/05/2012                   250,000               239,335
Times Mirror Co.
   7.450% 10/15/2009                 1,300,000             1,362,671
TRW, Inc.
   8.750% 05/15/2006                 2,000,000             2,145,886
Tyco International
   Group SA
   6.375% 02/15/2006                   675,000               689,402
Tyco International
   Group SA
   6.375% 10/15/2011                   500,000               489,100
US Airways, Inc., Class B
   7.500% 04/15/2008                   438,894               378,142
Vulcan Materials Co.
   6.000% 04/01/2009                 1,000,000               964,995
WPP Finance (USA) Corp.
   6.625% 07/15/2005                   675,000               695,023
                                                        ------------

TOTAL CORPORATE DEBT
(COST $64,353,567)                                        64,592,355
                                                        ============

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 1.4%

COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
   Series 1995-MD4,
   Class A1
   7.100% 08/13/2029                 1,265,360             1,345,936
CS First Boston Mortgage
   Securities Corp.
   Series 1998-C2, Class A1
   5.960% 11/11/2030                   608,602               625,742
Merrill Lynch Mortgage
   Investors, Inc.
   Series 1998-C1, Class A1
   6.310% 11/15/2026                   659,980               680,522
Salomon Brothers
   Mortgage Securities
   Series 1997-TZH,
   Class B+
   7.491% 03/25/2022                   750,000               794,690
Starwood Commercial
   Mortgage Trust
   Series 1999-C1A, Class B+
   6.920% 02/03/2014                 1,000,000             1,026,365
Structured Asset Securities
   Corp. Series 1998-ALS2,
   Class 1A
   6.750% 03/25/2029                   782,840               803,390
                                                        ------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $5,167,187)                                          5,276,645
                                                        ============

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 8.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 1.7%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC Series 1322,
   Class G
   7.500% 02/15/2007                   121,212               122,537
FHLMC Series W067,
   Class A
   6.420% 12/01/2005                   194,219               202,632
                                                        ------------
                                                             325,169
                                                        ------------

PASS-THROUGH SECURITIES -- 1.6%
FHLMC
   6.000% 09/01/2016                   963,055               966,965
FHLMC
   6.500% 08/01/2016-
           09/01/2031                3,852,654             3,912,201
FHLMC
   8.000% 06/01/2027                   739,976               776,516
FHLMC
   9.000% 03/01/2017                    43,634                47,070
                                                        ------------
                                                           5,702,752
                                                        ------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                        6,027,921
                                                        ============

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 4.3%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
FNMA Series 1993-221,
   Class D
   6.000% 12/25/2008                 1,000,000             1,026,870
                                                        ------------

PASS-THROUGH SECURITIES -- 4.0%
FNMA
   6.000% 05/01/2016-
           11/01/2028                1,997,968             1,977,997
FNMA
   6.500% 07/01/2016-
           10/01/2031                4,019,502             4,058,686
FNMA
   7.000% 01/01/2031-
           04/01/2031                2,444,329             2,490,160


    The accompanying notes are an integral part of the financial statements.

                                     PRINCIPAL               MARKET
                                      AMOUNT                 VALUE
                                     ---------              --------
FNMA
   7.500% 10/01/2029-
           04/01/2030               $4,721,899          $  4,872,641
FNMA
   8.000% 05/01/2013-
           05/01/2030                1,049,831             1,099,970
                                                        ------------
                                                          14,499,454
                                                        ------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                        15,526,324
                                                        ============

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 2.3%

PASS-THROUGH SECURITIES
GNMA
   6.500% 06/15/2023-
           03/15/2029                6,107,696             6,136,387
GNMA
   7.000% 08/15/2023-
           10/15/2023                  585,057               601,321
GNMA
   7.500% 10/15/2006-
           06/15/2017                  860,642               899,760
GNMA
   8.000% 11/15/2004-
           07/15/2008                  455,228               479,992
GNMA
   9.000% 12/15/2008-
           05/15/2009                  150,639               163,161
                                                        ------------
                                                           8,280,621
                                                        ------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $28,923,944)                                        29,834,866
                                                        ============

U.S. TREASURY OBLIGATIONS -- 3.2%

U.S. TREASURY BONDS -- 2.3%
U.S. Treasury Bond
   7.500% 11/15/2016                 2,075,000             2,453,688
U.S. Treasury Bond**
   8.750% 05/15/2017                 4,450,000             5,846,188
                                                        ------------
                                                           8,299,876
                                                        ------------

U.S. TREASURY NOTES -- 0.8%
U.S. Treasury Note
   6.250% 06/30/2002                 3,000,000             3,066,570
                                                        ------------

U.S. TREASURY STRIPS -- 0.1%
U.S. Treasury Strip-
   Principal Only
   0.000% 08/15/2015                   700,000               314,783
                                                        ------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $10,889,130)                                      $ 11,681,229
                                                        ============

TOTAL BONDS & NOTES
(COST $112,333,324)                                      114,341,805
                                                        ============

SHORT-TERM INVESTMENTS -- 12.5%

CASH EQUIVALENTS -- 5.6%***
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                 1,339,293             1,339,293
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                   478,319               478,319
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                 1,913,275             1,913,275
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                 1,779,346             1,779,346
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                 1,052,301             1,052,301
Fleet National Bank Note
   1.950% 04/30/2002                   600,442               600,442
GMAC Bank Note
   1.790% 03/08/2002                   478,319               478,319
Goldman Sachs Bank Note
   1.680% 02/05/2002                   256,638               256,638
Merrill Lynch Bank Note
   1.620% 04/05/2002                   860,974               860,974
Merrill Lynch Bank Note
   1.640% 11/26/2002                   382,655               382,655
Merrimac Money
   Market Fund                       9,730,371             9,730,371
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                   286,991               286,991
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                   956,638               956,638
US Bank
   1.590% 11/06/2002                   286,991               286,991
                                                        ------------
                                                          20,402,553
                                                        ------------

COMMERCIAL PAPER -- 6.9%
Burlington Resources, Inc.
   2.800% 01/07/2002                 4,000,000             3,998,133
ITT Industries, Inc.
   2.100% 01/16/2002                 1,395,000             1,393,779
Kinder Morgan, Inc.
   2.900% 01/09/2002                 3,855,000             3,852,516
Kinder Morgan, Inc.
   3.100% 01/08/2002                 2,550,000             2,548,463
Public Service Co. of
   Colorado
   2.800% 01/10/2002                 4,100,000             4,097,130
Public Service Co. of
   Colorado
   2.950% 01/03/2002                   340,000               339,944
Qwest Capital Funding, Inc.
   2.750% 01/02/2002                 1,530,000             1,529,883
Qwest Capital Funding, Inc.
   3.100% 01/04/2002                 4,475,000             4,473,844
Reed Elsevier, Inc.
   2.400% 01/11/2002                 2,940,000             2,938,040
                                                        ------------
                                                          25,171,732
                                                        ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                       45,574,285
                                                        ============

TOTAL INVESTMENTS -- 105.2%
(COST $381,351,291)****                                  383,260,270

OTHER ASSETS/
(LIABILITIES) -- (5.2%)                                  (18,842,405)
                                                        ============

NET ASSETS -- 100.0%                                    $364,417,865
                                                        ============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   This security is held as collateral for open futures contracts. (NOTE 2).
***  Represents investment of security lending collateral. (NOTE 2).
**** Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.



    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BALANCED FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                   DECEMBER 31, 2001
                                                                                                   -----------------
ASSETS:
       Investments, at value (cost $335,777,006) (NOTE 2)                                             $337,685,985
       Short-term investments, at amortized cost (NOTE 2)                                               45,574,285
                                                                                                      ------------
           Total Investments (including securities on loan with market values of $19,678,709)          383,260,270
       Cash                                                                                                 19,765
       Receivables from:
           Investments sold                                                                              8,085,136
           Fund shares sold                                                                                643,498
           Interest and dividends                                                                        1,875,555
           Foreign taxes withheld                                                                              855
                                                                                                      ------------
               Total assets                                                                            393,885,079
                                                                                                      ------------

LIABILITIES:
       Payables for:
           Investments purchased                                                                         8,219,221
           Fund shares repurchased                                                                         582,648
           Variation margin on open futures contracts (NOTE 2)                                              50,500
           Securities on loan (NOTE 2)                                                                  20,402,553
           Directors' fees and expenses (NOTE 3)                                                             4,925
           Affiliates (NOTE 3):
               Investment management fees                                                                  147,945
               Administration fees                                                                          29,564
               Service fees                                                                                  4,353
       Accrued expenses and other liabilities                                                               25,505
                                                                                                      ------------
               Total liabilities                                                                        29,467,214
                                                                                                      ------------
       NET ASSETS                                                                                     $364,417,865
                                                                                                      ============

NET ASSETS CONSIST OF:
       Paid-in capital                                                                                $395,051,929
       Distributions in excess of net investment income                                                     (3,342)
       Accumulated net realized loss on investments and futures contracts                              (32,608,289)
       Net unrealized appreciation on investments and futures contracts                                  1,977,567
                                                                                                      ------------
                                                                                                      $364,417,865
                                                                                                      ============

NET ASSETS:
       Class A                                                                                        $  7,168,178
                                                                                                      ============
       Class L                                                                                        $  3,975,878
                                                                                                      ============
       Class Y                                                                                        $  3,087,272
                                                                                                      ============
       Class S                                                                                        $350,186,537
                                                                                                      ============

SHARES OUTSTANDING:
       Class A                                                                                             802,812
                                                                                                      ============
       Class L                                                                                             442,556
                                                                                                      ============
       Class Y                                                                                             333,737
                                                                                                      ============
       Class S                                                                                          38,894,380
                                                                                                      ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
       Class A                                                                                        $       8.93
                                                                                                      ============
       Class L                                                                                        $       8.98
                                                                                                      ============
       Class Y                                                                                        $       9.25
                                                                                                      ============
       Class S                                                                                        $       9.00
                                                                                                      ============


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                      YEAR ENDED
                                                                                                   DECEMBER 31, 2001
                                                                                                   -----------------
INVESTMENT INCOME: (NOTE 2)
       Dividends (net of withholding tax of $14,053)                                                  $  3,407,290
       Interest (including securities lending income of $35,043)                                         9,787,631
                                                                                                      ------------
               Total investment income                                                                  13,194,921
                                                                                                      ------------

EXPENSES (NOTE 2):
       Investment management fees (NOTE 3)                                                               1,873,379
       Custody fees                                                                                         68,723
       Shareholder reporting fees                                                                           23,575
       Audit and legal fees                                                                                 19,715
       Directors' fees (NOTE 3)                                                                              8,218
                                                                                                      ------------
                                                                                                         1,993,610
       Administration fees (NOTE 3):
           Class A                                                                                          22,561
           Class L                                                                                          17,020
           Class Y                                                                                           8,391
           Class S                                                                                         321,076
       Service fees (NOTE 3):
           Class A                                                                                          14,272
                                                                                                      ------------
               Total expenses                                                                            2,376,930
                                                                                                      ------------
               NET INVESTMENT INCOME                                                                    10,817,991
                                                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS):
       Net realized loss on:
           Investment transactions                                                                     (26,692,395)
           Closed futures contracts                                                                     (1,603,669)
                                                                                                      ------------
               Net realized loss                                                                       (28,296,064)
                                                                                                      ------------
       Net change in unrealized appreciation (depreciation) on:
           Investments                                                                                  (8,821,503)
           Open futures contracts                                                                         (171,505)
                                                                                                      ------------
               Net unrealized loss                                                                      (8,993,008)
                                                                                                      ------------
               NET REALIZED AND UNREALIZED LOSS                                                        (37,289,072)
                                                                                                      ------------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $(26,471,081)
                                                                                                      ============


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED          YEAR ENDED
                                                                                 DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                                 -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
       Net investment income                                                        $10,817,991        $  17,911,591
       Net realized gain (loss) on investment transactions and futures contracts    (28,296,064)          93,512,713
       Net change in unrealized appreciation (depreciation) on investments
         and futures contracts                                                       (8,993,008)        (113,991,512)
                                                                                   ------------        -------------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     (26,471,081)          (2,567,208)
                                                                                   ------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
       From net investment income:
       Class A                                                                         (189,282)            (151,018)
       Class L                                                                         (106,742)            (175,115)
       Class Y                                                                          (85,401)             (63,579)
       Class S                                                                      (10,558,363)         (17,478,395)
                                                                                   ------------        -------------
           TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                           (10,939,788)         (17,868,107)
                                                                                   ------------        -------------
       From net realized gains:
       Class A                                                                              (20)            (880,751)
       Class L                                                                              (12)          (1,020,255)
       Class Y                                                                              (10)            (773,537)
       Class S                                                                           (1,047)         (93,079,734)
                                                                                   ------------        -------------
           TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                   (1,089)         (95,754,277)
                                                                                   ------------        -------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
       Class A                                                                        3,573,773            4,506,934
       Class L                                                                         (334,326)           5,803,600
       Class Y                                                                         (184,368)         (55,844,853)
       Class S                                                                      (46,247,736)        (108,859,030)
                                                                                   ------------        -------------
           DECREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                  (43,192,657)        (154,393,349)
                                                                                   ------------        -------------
       TOTAL DECREASE IN NET ASSETS                                                 (80,604,615)        (270,582,941)

NET ASSETS:
       Beginning of year                                                            445,022,480          715,605,421
                                                                                   ------------        -------------
       End of year (including distributions in excess of net investment income of $3,342 and undistributed net investment income of $26,367,
         respectively)                                                             $364,417,865        $ 445,022,480
                                                                                   ============        =============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         CLASS A
                                                                                         -------
                                                               YEAR ENDED        YEAR ENDED    YEAR ENDED       YEAR ENDED
                                                               12/31/01(a)        12/31/00      12/31/99         12/31/98+
                                                               -----------       ----------    ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   9.81         $  13.21       $ 14.20          $ 14.03
                                                                 --------         --------       -------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.20***          0.35***       0.40***          0.41***
    Net realized and unrealized gain (loss) on investments          (0.84)           (0.41)        (0.70)            1.36
                                                                 --------         --------       -------          -------
           Total income (loss) from investment operations           (0.64)           (0.06)        (0.30)            1.77
                                                                 --------         --------       -------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      (0.24)           (0.49)        (0.47)           (0.58)
    Tax return of capital                                              --               --         (0.00)****          --
    From net realized gains                                         (0.00)****       (2.85)        (0.22)           (1.02)
                                                                 --------         --------       -------          -------
           Total distributions                                      (0.24)           (3.34)        (0.69)           (1.60)
                                                                 --------         --------       -------          -------
NET ASSET VALUE, END OF PERIOD                                   $   8.93         $   9.81       $ 13.21          $ 14.20
                                                                 ========         ========       =======          =======
TOTAL RETURN@                                                     (6.51)%          (0.58)%       (2.17)%           12.78%

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                            $  7,168         $  4,095       $   573          $   177
    Net expenses to average daily net assets                        1.16%            1.15%         1.15%            1.20%
    Net investment income to average daily net assets               2.20%            2.64%         2.87%            2.76%
    Portfolio turnover rate                                           85%             100%           19%              30%

                                                                                  CLASS L
                                                                                  -------
                                                               YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                               12/31/01(a)        12/31/00          12/31/99+
                                                               -----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   9.85         $  13.22           $ 14.62
                                                                 --------         --------           -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.23***          0.39***           0.47***
    Net realized and unrealized loss on investments                 (0.85)           (0.42)            (1.15)
                                                                 --------         --------           -------
           Total loss from investment operations                    (0.62)           (0.03)            (0.68)
                                                                 --------         --------           -------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      (0.25)           (0.49)            (0.50)
    Tax return of capital                                              --               --             (0.00)****
    From net realized gains                                         (0.00)****       (2.85)            (0.22)
                                                                 --------         --------           -------
           Total distributions                                      (0.25)           (3.34)            (0.72)
                                                                 --------         --------           -------
NET ASSET VALUE, END OF PERIOD                                   $   8.98         $   9.85           $ 13.22
                                                                 ========         ========           =======
TOTAL RETURN@                                                     (6.31)%          (0.35)%           (4.69)% **

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                            $  3,976           $4,721              $173
    Net expenses to average daily net assets                        0.91%            0.90%             0.89%*
    Net investment income to average daily net assets               2.47%            2.97%             4.97%*
    Portfolio turnover rate                                           85%             100%               19%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** TAX RETURN OF CAPITAL AND DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS
     THAN $0.01 PER SHARE.
+    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
+    FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH
     DECEMBER 31, 1999.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF LESS THAN $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF LESS THAN $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         CLASS Y
                                                                                         -------
                                                               YEAR ENDED        YEAR ENDED    YEAR ENDED       YEAR ENDED
                                                               12/31/01(a)        12/31/00      12/31/99         12/31/98+
                                                               -----------       ----------    ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  10.14         $  13.24       $ 14.20          $ 14.06
                                                                 --------         --------       -------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.25***          0.42***       0.46***          0.48***
    Net realized and unrealized gain (loss) on investments          (0.88)           (0.44)        (0.71)            1.36
                                                                 --------         --------       -------          -------
           Total income (loss) from investment operations           (0.63)           (0.02)        (0.25)            1.84
                                                                 --------         --------       -------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      (0.26)           (0.23)        (0.49)           (0.67)
    Tax return of capital                                              --               --         (0.00)****          --
    From net realized gains                                         (0.00)****       (2.85)        (0.22)           (1.03)
                                                                 --------         --------       -------          -------
           Total distributions                                      (0.26)           (3.08)        (0.71)           (1.70)
                                                                 --------         --------       -------          -------
NET ASSET VALUE, END OF PERIOD                                   $   9.25         $  10.14       $ 13.24          $ 14.20
                                                                 ========         ========       =======          =======
TOTAL RETURN@                                                     (6.19)%          (0.22)%       (1.77)%           13.23%

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                            $  3,087         $  3,587       $59,381           $1,051
    Net expenses to average daily net assets                        0.76%            0.74%         0.75%            0.76%
    Net investment income to average daily net assets               2.62%            3.20%         3.23%            3.21%
    Portfolio turnover rate                                           85%             100%           19%              30%

                                                                                        CLASS S (1)
                                                                                        -----------
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           12/31/01(a)     12/31/00       12/31/99       12/31/98       12/31/97
                                                           -----------    ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   9.88       $  13.25       $  14.20       $  13.59       $  12.34
                                                            --------       --------       --------       --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                       0.26***        0.43***        0.48***        0.49***        0.48
    Net realized and unrealized gain (loss) on investments     (0.86)         (0.41)         (0.70)          1.33           1.82
                                                            --------       --------       --------       --------       --------
           Total income (loss) from investment operations      (0.60)          0.02          (0.22)          1.82           2.30
                                                            --------       --------       --------       --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                 (0.28)         (0.54)         (0.51)         (0.48)         (0.48)
    Tax return of capital                                         --             --          (0.00)****        --             --
    From net realized gains                                    (0.00)****     (2.85)         (0.22)         (0.73)         (0.57)
                                                            --------       --------       --------       --------       --------
           Total distributions                                 (0.28)         (3.39)         (0.73)         (1.21)         (1.05)
                                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                              $   9.00       $   9.88       $  13.25       $  14.20       $  13.59
                                                            ========       ========       ========       ========       ========
TOTAL RETURN@                                                (6.07)%          0.00%        (1.58)%         13.50%         18.72%

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                       $350,187       $432,619       $655,478       $771,763       $655,135
    Ratio of expenses to average daily net assets:
        Before expense waiver                                  0.60%          0.59%          0.57%          0.54%          0.55%
        After expense waiver#                                    N/A            N/A            N/A            N/A          0.54%
    Net investment income to average daily net assets          2.78%          3.28%          3.36%          3.42%          3.57%
    Portfolio turnover rate                                      85%           100%            19%            30%            28%

***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** TAX RETURN OF CAPITAL AND DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS
     THAN $0.01 PER SHARE.
+    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
(1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
# COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF LESS THAN $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF LESS THAN $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND -- PORTFOLIO MANAGER REPORT
(FORMERLY KNOWN AS MASSMUTUAL CORE EQUITY FUND)

NOTE TO SHAREHOLDERS:

Effective December 3, 2001, the MassMutual Core Value Equity Fund added Alliance Capital Management L.P. ("Alliance Capital") as a co-portfolio manager. Bernstein Investment Research and Management ("Bernstein") is the value style investment unit of Alliance Capital, which manages over $400 billion in assets from more than 35 offices worldwide. Bernstein has delivered excellent historical risk-adjusted returns as a core value manager, and we believe the combination of Bernstein and David L. Babson and Company, the Fund's sole portfolio manager for most of 2001, should lead to stronger and more consistent performance.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL CORE VALUE EQUITY FUND?

The objectives and policies of the Fund are to:

-    achieve long-term growth of capital and income

-    utilize a value-oriented portfolio strategy in making investment decisions

-    utilize fundamental analysis to identify companies which

     - have opportunities to reinvest future cash flows at superior returns, including retirement of their own shares

     -    are attractively valued relative to these reinvestment opportunities

     - retain durable advantages in strategic positioning within their competitive industries

- invest in a diversified portfolio of equity securities of larger, well established companies (generally with market capitalization exceeding $2 billion)

WHAT IS THE MANAGEMENT PHILOSOPHY OF THE FUND'S NEW CO-PORTFOLIO MANAGER?

Bernstein's approach to large-cap value investing relies on in-depth fundamental research as the foundation of security selection, coupled with unique portfolio construction designed to control risk and deliver strong, consistent performance over time. The firm's 115 company and industry analysts provide long-term estimates of earnings power and dividend-paying capability. The Investment Policy Group then uses that information to construct the portfolio, ranking securities in the large-cap value universe using a dividend discount model as a measure of expected return. Approximately 150 securities with the highest rankings are selected for the portfolio.

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's Class S shares returned -14.45%, trailing the - 11.88% return of the Standard & Poor's 500 Index and the - 5.59% return of the Russell 1000 Value Index.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is a market capitalization-weighted, unmanaged index of 500 common stocks.

WHY DID THE FUND UNDERPERFORM THE TWO INDICES?

The events of September 11 significantly damaged the Fund's relative performance. Through the first eight months of the year, the Fund was actually ahead of the S&P 500 Index by a small margin. However, we lost approximately 460 basis points to the S&P 500 Index in September, as more than 20% of the Fund's approximately 50 holdings were materially affected by the terrorist attacks. For example, the destruction of the two World Trade Center towers disrupted the operations of most of our financial holdings, including Bank of New York, American Express, Goldman Sachs, Morgan Stanley, Citigroup, Marsh & McLennan, Salomon Smith Barney, Franklin Group, and Bank of America. In addition, travel-related holdings Boeing, Sabre Holdings, and Rockwell Collins also dropped sharply as a direct result of the attacks.

With stocks rebounding nicely in the fourth quarter, the Fund closed some of the performance gap with its benchmarks, gaining 13.00% compared to 10.69% for the S&P 500 Index and 7.37% for the Russell 1000 Value Index. However, this strong run still left us with lagging returns for the year overall. The Russell 1000 Value Index, with its stronger value orientation, tends to outperform the Fund in a down market. Conversely, we normally expect the Fund to outperform the S&P 500 Index in a down market. Clearly, though, circumstances near the end of the third quarter were not normal.

In retrospect, our basic strategy for the year, which was to position the Fund more aggressively in anticipation of a stronger economy driven by the Federal Reserve Board's aggressive lowering of short-term interest rates, worked well except for the fallout from September 11. We believe that stocks tend to exhibit a certain upside "burstiness"--that is, quick, sharp advances--in response to stimulative monetary policy that can leave the overly cautious portfolio manager behind.

WHAT ADJUSTMENTS DID YOU MAKE IN THE FOURTH QUARTER?

With the Fed continuing to slash rates immediately following the terrorist attacks, our view was that the events of September 11 delayed but did not fundamentally alter our expectation of improving economic conditions. Consequently, we were aggressive buyers of a number of stocks that had been sold down to attractive levels late in the third quarter and early in October. Some of these were high-quality technology stocks that normally have valuations exceeding the fund's parameters, such as Sun Microsystems, Oracle, and EMC, all of which turned in solid performances in the fourth quarter. Other purchases, such as Northrop Grumman, Symantec, and Compuware, were stocks that we thought might benefit from the renewed emphasis on defense and security, including information security.

Looking at other purchases, we built a position in Gillette based on our positive assessment of recently appointed CEO Jim Kilts' plans to refocus the company on its core businesses and drive return on invested capital higher. We also added Oxford Health Plans because of the improving economics of health plan providers and the company's solid positioning in its markets. On the other hand, we sold regional Bell operating companies (RBOCs) Verizon and Bellsouth. Our research indicates that the RBOCs were finally beginning to see significant deterioration in their wire line businesses, as more consumers decided that their wireless service could replace, not merely supplement, their wire line service.

WHAT IS YOUR OUTLOOK?

Going forward, we are still optimistic about the expected positive effects of the Fed's easing. However, these benefits could be muted by two recent developments that we believe will have a contractionary effect on the U.S. economy: the Enron bankruptcy and Argentina's default on its debt. Because of the size and scope of Enron's operations, it will take some time to fully unravel exactly what led to the company's collapse. We believe that one result will almost certainly be to make it harder for companies of all kinds to qualify for loans. Argentina's default will probably reinforce that tendency. Conservative lending guidelines could work against the expansionary forces emanating from the Fed's actions. As a result, we ended the year less aggressive than we had been over the summer but still positioned to take advantage of any recovery that might occur.

Furthermore, after two years of relative outperformance, the value sector is more fairly valued than it was when the growth bubble burst early in 2000. We continue to feel, however, that there are plenty of opportunities for portfolio managers who emphasize value-based, research-driven stock selection, as we do.

MASSMUTUAL CORE VALUE EQUITY FUND
LARGEST STOCK HOLDINGS (12/31/01)

Citigroup, Inc.
Exxon Mobil Corp.
WorldCom, Inc.
Weyerhaeuser Co.
McDonald's Corp.
Dow Chemical Co.
Liberty Media Corp. Cl. A
Waste Management, Inc.
Schering-Plough Corp.
Bank of America Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Core Value Equity Fund Class S and the S&P 500 Index

  MASSMUTUAL CORE VALUE EQUITY FUND
  TOTAL RETURN

                                        FIVE YEAR         SINCE INCEPTION
                  ONE YEAR            AVERAGE ANNUAL      AVERAGE ANNUAL
                  1/1/01 - 12/31/01   1/1/97 - 12/31/01   10/3/94 - 12/31/01
  Class S            -14.45%               5.25%              10.34%
----------------------------------------------------------------------------
  S&P 500
  Index              -11.88%              10.70%              15.33%
----------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              Class S    S&P 500 Index
--------------------------------------
    10/3/94   $10,000         $10,000

      12/94    $9,990          $9,999

      12/95   $13,141         $13,756

      12/96   $15,802         $16,913

      12/97   $20,385         $22,553

      12/98   $23,799         $28,998

      12/99   $23,181         $35,099

      12/00   $23,862         $31,906

      12/01   $20,413         $28,117

Hypothetical Investments in MassMutual Core Value Equity Fund Class A, Class Y and S&P 500 Index

  MASSMUTUAL CORE VALUE EQUITY FUND
  TOTAL RETURN

                                                      SINCE INCEPTION
                                   ONE YEAR           AVERAGE ANNUAL
                                 1/1/01 - 12/31/01        1/1/98 - 12/31/01
  Class A                             -14.88%             -0.52%

  Class Y                             -14.59%             -0.11%
----------------------------------------------------------------------------
  S&P 500
  Index                               -11.88%              5.67%
----------------------------------------------------------------------------

                   Class A         Class Y          S&P 500 Index
         1/1/98    $10,000         $10,000                $10,000
          12/98    $11,596         $11,649                $12,858
          12/99    $11,233         $11,333                $15,563
          12/00    $11,505         $11,656                $14,147
          12/01     $9,793          $9,955                $12,467

Hypothetical Investments in MassMutual Core Value Equity Fund Class L and S&P 500 Index

  MASSMUTUAL CORE VALUE EQUITY FUND
  TOTAL RETURN

                                                     SINCE INCEPTION
                                   ONE YEAR           AVERAGE ANNUAL
                                1/1/01 - 12/31/01   5/3/99 - 12/31/01
  Class L                            -14.71%             -7.02%
----------------------------------------------------------------------------
  S&P 500
  Index                              -11.88%             -4.31%

             Class L   S&P 500 Index
-------------------------------------
    5/3/99   $10,000         $10,000

      6/99   $10,207         $10,306

     12/99    $9,237         $11,100

      6/00    $8,859         $11,053

     12/00    $9,490         $10,090

      6/01    $8,704          $9,415

     12/01    $8,095          $8,892

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL CORE VALUE EQUITY FUND -- PORTFOLIO OF INVESTMENTS
(FORMERLY KNOWN AS MASSMUTUAL CORE EQUITY FUND)

DECEMBER 31, 2001

                                                NUMBER OF                 MARKET
                                                 SHARES                    VALUE
                                                ---------                 ------
EQUITIES -- 99.5%

AEROSPACE & DEFENSE -- 5.8%
Boeing Co.                                        726,400              $  28,169,792
Goodrich (B.F.) Co.                                21,500                    572,330
Northrop Grumman Corp.                            234,500                 23,639,945
Raytheon Co.                                       23,300                    756,551
Rockwell Collins, Inc.                          1,739,100                 33,912,450
                                                                       -------------
                                                                          87,051,068
                                                                       -------------
APPAREL, TEXTILES & SHOES -- 0.1%
Jones Apparel Group, Inc.*                         16,000                    530,720
Liz Claiborne, Inc.                                11,100                    552,225
                                                                       -------------
                                                                           1,082,945
                                                                       -------------
AUTOMOTIVE & PARTS -- 0.2%
Autoliv, Inc.                                       9,200                    186,852
Delphi Automotive
   Systems Corp.                                   48,700                    665,242
Ford Motor Corp.                                    1,500                     23,580
Genuine Parts Co.                                  17,000                    623,900
Lear Corp.*                                        14,500                    553,030
Magna International,
   Inc. Cl. A                                       8,000                    507,760
                                                                       -------------
                                                                           2,560,364
                                                                       -------------
BANKING, SAVINGS & LOANS -- 9.8%
AmSouth Bancorp.                                   33,700                    636,930
Bank of America Corp.                             610,300                 38,418,385
Bank One Corp.                                     35,400                  1,382,370
Citigroup, Inc.                                 1,408,400                 71,096,032
Comerica, Inc.                                     12,340                    707,082
Federal Home Loan
   Mortgage Corp.                                  11,000                    719,400
Federal National
   Mortgage Association                            22,800                  1,812,600
Fifth Third Bancorp                               343,300                 21,054,589
Fleet Boston Financial Corp.                       33,900                  1,237,350
Golden West Financial Corp.                        11,200                    659,120
J.P. Morgan Chase & Co.                            24,400                    886,940
KeyCorp                                            29,100                    708,294
National City Corp.                                29,000                    847,960
Regions Financial Corp.                            21,200                    634,728
SunTrust Banks, Inc.                               12,900                    808,830
U.S. Bancorp                                       58,800                  1,230,684
Union Planters Corp.                               13,800                    622,794
Wachovia Corp.                                     42,100                  1,320,256
Washington Mutual, Inc.                            32,500                  1,062,750
Wells Fargo & Co.                                  32,600                  1,416,470
                                                                       -------------
                                                                         147,263,564
                                                                       -------------
BEVERAGES -- 2.0%
Anheuser-Busch
   Companies, Inc.                                653,400           $     29,540,214
BROADCASTING, PUBLISHING & PRINTING -- 5.3%
Liberty Media Corp. Cl. A*                      3,061,400                 42,859,600
New York Times Co. Cl. A                            3,500                    151,375
News Corporation Limited
   Sponsored ADR                                1,144,500                 36,406,545
Viacom, Inc. Cl. B*                                 1,800                     79,470
                                                                       -------------
                                                                          79,496,990
                                                                       -------------
BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.                            23,700                    200,028
Martin Marietta
   Materials, Inc.                                  8,500                    396,100
Masco Corp.                                        10,400                    254,800
Vulcan Materials Co.                               10,400                    498,576
                                                                       -------------
                                                                           1,349,504
                                                                       -------------
CHEMICALS -- 3.4%
Ashland, Inc.                                      12,500                    576,000
Dow Chemical Co.                                1,413,600                 47,751,408
Du Pont (E.I.)
   de Nemours and Co.                              32,000                  1,360,320
FMC Corp.*                                          7,200                    428,400
The Lubrizol Corp.                                 11,700                    410,553
PPG Industries, Inc.                               13,200                    682,704
Praxair, Inc.                                       7,700                    425,425
                                                                       -------------
                                                                          51,634,810
                                                                       -------------
COMMERCIAL SERVICES -- 2.9%
Donnelley (R.R.) &
   Sons Co.                                        19,300                    573,017
Ryder System, Inc.                                 13,800                    305,670
Waste Management, Inc.                          1,334,000                 42,567,940
                                                                       -------------
                                                                          43,446,627
                                                                       -------------
COMMUNICATIONS -- 0.2%
SBC Communications, Inc.                           63,100                  2,471,627
                                                                       -------------
COMMUNICATIONS EQUIPMENT -- 2.6%
Ericsson (LM) Cl. B ADR                         7,357,400                 38,405,628
Motorola, Inc.                                      7,100                    106,642
                                                                       -------------
                                                                          38,512,270
                                                                       -------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.9%
Sun Microsystems, Inc.*                         1,088,500                 13,388,550
                                                                       -------------
COMPUTERS & INFORMATION -- 0.9%
EMC Corp.*                                        874,800                 11,757,312
Quantum Corp.* - DLT &
   Storage Systems*                                35,200                    346,720
Solectron Corp.*                                   17,075         $          192,606
Tech Data Corp.*                                   12,500                    541,000
                                                                       -------------
                                                                          12,837,638
                                                                       -------------
COMPUTERS & OFFICE EQUIPMENT -- 0.2%
Hewlett-Packard Co.                                51,300                  1,053,702
International Business
   Machines Corp.                                   6,200                    749,952
Pitney Bowes, Inc.                                 17,800                    669,458
                                                                       -------------
                                                                           2,473,112
                                                                       -------------
CONTAINERS -- 0.0%
Smurfit-Stone
   Container Corp.*                                 3,600                     57,492
                                                                       -------------
COSMETICS & PERSONAL CARE -- 2.0%
The Gillette Co.                                  886,500                 29,609,100
The Procter & Gamble Co.                           13,800                  1,091,994
                                                                       -------------
                                                                          30,701,094
                                                                       -------------
DATA PROCESSING & PREPARATION -- 1.9%
First Data Corp.                                  372,800                 29,246,160
                                                                       -------------

ELECTRIC UTILITIES -- 1.8%
Alliant Energy Corp.                                3,600                    109,296
Ameren Corp.                                       14,900                    630,270
American Electric Power Co.                        18,100                    787,893
Cinergy Corp.                                      14,975                    500,614
Consolidated Edison, Inc.                          17,100                    690,156
Dominion Resources, Inc.                          409,900                 24,634,990
Entergy Corp.                                       3,700                    144,707
Western Resources, Inc.                             8,000                    137,600
                                                                       -------------
                                                                          27,635,526
                                                                       -------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.8%
AVX Corp.                                           2,300                     54,257
Flextronics
   International Limited*                         269,700                  6,470,103
Hubbell, Inc. Cl. B                                11,100                    326,118
Micron Technology, Inc.*                          662,500                 20,537,500
                                                                       -------------
                                                                          27,387,978
                                                                       -------------
ENERGY -- 11.3%
Anadarko Petroleum Corp.                          392,000                 22,285,200
Apache Corp.                                      413,490                 20,624,881
ChevronTexaco Corp.                               317,400                 28,442,214
Conoco, Inc.                                       21,400                    605,620
Exxon Mobil Corp.                               1,638,300                 64,385,190
Occidental Petroleum Corp.                         19,800                    525,294
Phillips Petroleum Co.                             11,600                    699,016
Ultramar Diamond
   Shamrock Corp.                                   6,500                    321,620


The accompanying notes are an integral part of the financial statements.


                                               NUMBER OF                 MARKET
                                                 SHARES                  VALUE
                                               ---------                 ------
USX-Marathon
 Group, Inc.                                    1,100,000              $  33,000,000
Valero Energy Corp.                                 8,000                    304,960
                                                                       -------------
                                                                         171,193,995
                                                                       -------------
ENTERTAINMENT & LEISURE -- 0.0%
Brunswick Corp.                                    19,900                    433,024
The Disney (Walt) Co.                              13,500                    279,720
                                                                       -------------
                                                                             712,744
                                                                       -------------
FINANCIAL SERVICES -- 4.7%
American Express Co.                                6,500                    231,985
Bear Stearns Companies, Inc.                       10,200                    598,128
Countrywide Credit
   Industries, Inc.                                10,700                    438,379
Franklin Resources, Inc.                          724,900                 25,567,223
The Goldman
   Sachs Group, L.P.                              248,300                 23,029,825
Huntington Bancshares, Inc.                        34,400                    591,336
Lehman Brothers
   Holdings, Inc.                                  12,300                    821,640
Merrill Lynch & Co., Inc.                          18,200                    948,584
Morgan Stanley Dean
   Witter & Co.                                   340,900                 19,069,946
                                                                       -------------
                                                                          71,297,046
                                                                       -------------
FOODS -- 4.3%
Archer-Daniels-Midland Co.                         46,400                    665,840
ConAgra Foods, Inc.                                27,700                    658,429
Heinz (H. J.) Co.                                 791,800                 32,558,816
Hormel Foods Corp.                                  8,900                    239,143
Kellogg Co.                                     1,000,100                 30,103,010
Sara Lee Corp.                                     17,200                    382,356
Tyson Foods, Inc. Cl. A                            48,300                    557,865
                                                                       -------------
                                                                          65,165,459
                                                                       -------------
FOREST PRODUCTS & PAPER -- 3.6%
Boise Cascade Corp.                                13,200                    448,932
Georgia-Pacific Corp.                              22,900                    632,269
International Paper Co.                            22,100                    891,735
Weyerhaeuser Co.                                  962,600                 52,057,408
                                                                       -------------
                                                                          54,030,344
                                                                       -------------
HEALTHCARE -- 2.9%
Health Net, Inc.*                                  25,100                    546,678
Oxford Health Plans, Inc.*                        557,100                 16,790,994
Tenet Healthcare Corp.*                           455,100                 26,723,472
                                                                       -------------
                                                                          44,061,144
                                                                       -------------
HOME CONSTRUCTION,
   FURNISHINGS & APPLIANCES -- 0.2%
KB Home                                            11,700                    469,170
Leggett & Platt, Inc.                              25,900                    595,700
Maytag Corp.                                       16,800                    521,304
Pulte Homes, Inc.                                  12,500              $     558,375
Whirlpool Corp.                                     8,200                    601,306
                                                                       -------------
                                                                           2,745,855
                                                                       -------------
HOUSEHOLD PRODUCTS -- 0.2%
Black & Decker Corp.                               14,800                    558,404
Fortune Brands, Inc.                               15,400                    609,686
Newell Rubbermaid, Inc.                            23,100                    636,867
Sherwin-Williams Co.                               21,000                    577,500
Snap-On, Inc.                                       3,200                    107,712
The Stanley Works                                   3,400                    158,338
                                                                       -------------
                                                                           2,648,507
                                                                       -------------
INDUSTRIAL - DIVERSIFIED -- 0.1%
Cooper Industries, Inc.                            16,000                    558,720
Eaton Corp.                                         7,600                    565,516
                                                                       -------------
                                                                           1,124,236
                                                                       -------------
INSURANCE -- 6.1%
Allstate Corp.                                     29,400                    990,780
American International
   Group, Inc.                                    174,400                 13,847,360
Aon Corp.                                          19,300                    685,536
Chubb Corp.                                        10,100                    696,900
Marsh & McLennan
   Companies, Inc.                                150,800                 16,203,460
Metlife, Inc.                                      22,000                    696,960
MGIC Investment Corp.                              10,200                    629,544
The PMI Group, Inc.                               374,700                 25,108,647
Prudential Financial, Inc.*                       179,800                  5,967,562
Radian Group, Inc.                                630,000                 27,058,500
The St. Paul Companies, Inc.                        7,400                    325,378
                                                                       -------------
                                                                          92,210,627
                                                                       -------------
LODGING -- 0.0%
Hilton Hotels Corp.                                49,400                    539,448
                                                                       -------------
MACHINERY & COMPONENTS -- 0.0%
Parker-Hannifin Corp.                              10,200                    468,282
                                                                       -------------
METALS & MINING -- 0.0%
Massey Energy Co.                                  11,000                    228,030
Nucor Corp.                                         8,600                    455,456
                                                                       -------------
                                                                             683,486
                                                                       -------------
PHARMACEUTICALS -- 5.1%
Abbott Laboratories                                 2,100                    117,075
Johnson & Johnson                                   3,600                    212,760
Merck & Co., Inc.                                 614,900                 36,156,120
Schering-Plough Corp.                           1,141,800                 40,887,858
                                                                       -------------
                                                                          77,373,813
                                                                       -------------
PREPACKAGED SOFTWARE -- 6.6%
Ascential Software Corp.*                       4,589,300                 18,586,665
Compuware Corp.*                                2,782,200                 32,802,138
Oracle Corp.*                                   1,031,700              $  14,247,777
Symantec Corp.*                                   519,700                 34,471,701
                                                                       -------------
                                                                         100,108,281
                                                                       -------------
REAL ESTATE -- 1.6%
Equity Office
   Properties Trust                               810,800                 24,388,864
                                                                       -------------
RESTAURANTS -- 3.3%
McDonald's Corp.                                1,871,100                 49,528,017
Wendy's International, Inc.                        19,300                    562,981
                                                                       -------------
                                                                          50,090,998
                                                                       -------------
RETAIL -- 1.2%
Federated Department
   Stores, Inc.*                                   16,800                    687,120
Rite Aid Corp.*                                 3,388,100                 17,143,786
Sears, Roebuck and Co.                             16,200                    771,768
                                                                       -------------
                                                                          18,602,674
                                                                       -------------
RETAIL - GROCERY -- 0.0%
Albertson's, Inc.                                  23,500                    740,015
                                                                       -------------
TELEPHONE UTILITIES -- 4.2%
AT&T Corp.                                         95,400                  1,730,556
BellSouth Corp.                                    49,200                  1,876,980
Qwest Communications
   International, Inc.                             16,200                    228,906
Verizon
   Communications, Inc.                            62,900                  2,985,234
WorldCom, Inc.*                                 3,978,100                 56,011,648
                                                                       -------------
                                                                          62,833,324
                                                                       -------------
TOBACCO -- 0.1%
Philip Morris
   Companies, Inc.                                 35,100                  1,609,335
                                                                       -------------
TRANSPORTATION -- 0.1%
Burlington Northern
   Santa Fe Corp.                                  25,100                    716,103
Union Pacific Corp.                                13,800                    786,600
                                                                       -------------
                                                                           1,502,703
                                                                       -------------
TRAVEL -- 2.0%
Sabre Holdings Corp.*                             694,900                 29,429,015
                                                                       -------------
TOTAL EQUITIES
(COST $1,529,374,134)                                                  1,501,697,728
                                                                       -------------


The accompanying notes are an integral part of the financial statements.


                                     65


                                                PRINCIPAL              MARKET
                                                 AMOUNT                 VALUE
                                                ---------              ------
SHORT-TERM INVESTMENTS -- 4.8%
CASH EQUIVALENTS**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                         $  4,701,763              $   4,701,763
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                            1,679,202                  1,679,202
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                            6,716,803                  6,716,803
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                            6,246,628                  6,246,628
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                            3,694,242                  3,694,242
First Union II Bank Note
   1.680% 03/12/2002                            3,000,434                  3,000,434
Fleet National Bank Note
   1.950% 04/30/2002                              757,121                    757,121
GMAC Bank Note
   1.790% 03/08/2002                            1,924,378                  1,924,378
Goldman Sachs Bank Note
   1.680% 02/05/2002                            2,762,477                  2,762,477
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                            1,520,259                  1,520,259
Merrill Lynch Bank Note
   1.620% 04/05/2002                            3,022,560                  3,022,560
Merrill Lynch Bank Note
   1.640% 11/26/2002                            1,343,362                  1,343,362
Merrimac Money
   Market Fund                                 28,883,165                 28,883,165
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                            1,007,521                  1,007,521
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                            3,358,402                  3,358,402
US Bank
   1.590% 11/06/2002                            1,007,521                  1,007,521
                                                                       -------------
                                                                          71,625,838
                                                                       -------------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                    $  71,625,838
                                                                       -------------
TOTAL INVESTMENTS -- 104.3%
(COST $1,600,999,972)***                                               1,573,323,566
OTHER ASSETS/
(LIABILITIES) -- (4.3%)
                                                                         (64,661,448)
                                                                       -------------
NET ASSETS -- 100.0%
                                                                      $1,508,662,118
                                                                       =============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR -  American Depository Receipt.
 *   Non-income producing security.
 ** Represents investment of security lending collateral. (NOTE 2). *** Aggregate cost for Federal tax purposes. (NOTE 7).

The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND -- FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL CORE EQUITY FUND)

STATEMENT OF ASSETS AND LIABILITIES

                                                                        DECEMBER 31, 2001
                                                                        -----------------
ASSETS:

        Investments, at value (cost $1,529,374,134) (NOTE 2)              $ 1,501,697,728
        Short-term investments, at amortized cost (NOTE 2)                     71,625,838
                                                                          ---------------
            Total Investments (including securities on loan with
              market values of $69,524,061)                                 1,573,323,566
        Receivables from:
            Investments sold                                                   24,975,334
            Fund shares sold                                                    1,997,223
            Interest and dividends                                              1,730,561
                                                                          ---------------
                 Total assets                                               1,602,026,684
                                                                          ---------------
LIABILITIES:
        Payables for:
            Investments purchased                                               5,742,395
            Fund shares repurchased                                             5,890,709
            Securities on loan (NOTE 2)                                        71,625,838
            Directors' fees and expenses (NOTE 3)                                  17,647
            Affiliates (NOTE 3):
                 Investment management fees                                       639,330
                 Administration fees                                              102,645
                 Service fees                                                      12,712
        Due to custodian                                                        9,225,075
        Accrued expenses and other liabilities                                    108,215
                                                                          ---------------
                 Total liabilities                                             93,364,566
                                                                          ---------------
        NET ASSETS                                                        $ 1,508,662,118
                                                                          ===============
NET ASSETS CONSIST OF:
        Paid-in capital                                                   $ 1,524,787,483
        Distributions in excess of net investment income                          (10,805)
        Accumulated net realized gain on investments                           11,561,846
        Net unrealized depreciation on investments                            (27,676,406)
                                                                          ---------------
                                                                          $ 1,508,662,118
                                                                          ===============
NET ASSETS:
        Class A                                                           $    21,649,437
                                                                          ===============
        Class L                                                           $    51,479,718
                                                                          ===============
        Class Y                                                           $    14,066,343
                                                                          ===============
        Class S                                                           $ 1,421,466,620
                                                                          ===============
SHARES OUTSTANDING:
        Class A                                                                 2,474,002
                                                                          ===============
        Class L                                                                 5,834,775
                                                                          ===============
        Class Y                                                                 1,590,465
                                                                          ===============
        Class S                                                               160,259,035
                                                                          ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                           $          8.75
                                                                          ===============
        Class L                                                           $          8.82
                                                                          ===============
        Class Y                                                           $          8.84
                                                                          ===============
        Class S                                                           $          8.87
                                                                          ===============

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                             YEAR ENDED
                                                                          DECEMBER 31, 2001
                                                                          -----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $28,881)                         $27,590,076
        Interest (including securities lending income of $220,356)              1,083,820
                                                                            -------------
            Total investment income                                            28,673,896
                                                                            -------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                     8,921,499
        Custody fees                                                              204,436
        Shareholder reporting fees                                                114,241
        Audit and legal fees                                                       94,566
        Directors' fees (NOTE 3)                                                   37,536
                                                                            -------------
                                                                                9,372,278
                                                                            -------------
        Administration fees (NOTE 3):
            Class A                                                                52,927
            Class L                                                               152,499
            Class Y                                                                28,540
            Class S                                                             1,149,228
        Service fees (NOTE 3):
            Class A                                                                41,675
                                                                            -------------
                Total expenses                                                 10,797,147
                                                                            -------------
                NET INVESTMENT INCOME                                          17,876,749
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions                          196,262,097
        Net change in unrealized appreciation
          (depreciation) on investments                                      (519,227,294)
                                                                            -------------
                NET REALIZED AND UNREALIZED LOSS                             (322,965,197)
                                                                            -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(305,088,448)
                                                                            =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                           $    17,876,749       $     29,323,163
        Net realized gain on investment transactions                                        196,262,097            544,484,891
        Net change in unrealized appreciation (depreciation) on investments                (519,227,294)          (539,459,855)
                                                                                        -----------------     -----------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (305,088,448)            34,348,199
                                                                                        -----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                (186,283)              (140,145)
        Class L                                                                                (504,327)              (532,221)
        Class Y                                                                                (159,326)              (284,403)
        Class S                                                                             (17,076,376)           (28,404,462)
                                                                                        -----------------     -----------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                  (17,926,312)           (29,361,231)
                                                                                        -----------------     -----------------
        From net realized gains:
        Class A                                                                              (4,213,375)            (2,666,730)
        Class L                                                                              (9,804,567)            (9,015,961)
        Class Y                                                                              (2,912,087)            (5,071,290)
        Class S                                                                            (283,389,666)          (476,095,131)
                                                                                        -----------------     -----------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                    (300,319,695)          (492,849,112)
                                                                                        -----------------     -----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                              16,747,966             12,596,994
        Class L                                                                              27,944,182             46,681,662
        Class Y                                                                                 588,961              3,613,048
        Class S                                                                             (54,559,153)          (312,628,118)
                                                                                        -----------------     -----------------
            DECREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                          (9,278,044)          (249,736,414)
                                                                                        -----------------     -----------------
        TOTAL DECREASE IN NET ASSETS                                                       (632,612,499)          (737,598,558)

NET ASSETS:
        Beginning of year                                                                 2,141,274,617          2,878,873,175
                                                                                        -----------------     -----------------
        End of year (including distributions in excess of net investment income of
           $10,805 and $1,259, respectively)                                             $1,508,662,118         $2,141,274,617
                                                                                        =================     ================

The accompanying notes are an integral part of the financial statements.


                                                                                      CLASS A
                                                              ---------------------------------------------------------
                                                              YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                               12/31/01       12/31/00        12/31/99        12/31/98+
                                                              ----------     ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                              $12.73         $16.31         $18.40         $18.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.06***        0.09***        0.17***        0.19***
  Net realized and unrealized gain (loss) on investments           (1.94)          0.28          (0.75)          2.60
                                                                --------       --------        --------       --------
       Total income (loss) from investment operations              (1.88)          0.37          (0.58)          2.79
                                                                --------       --------        --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       (0.09)         (0.19)         (0.28)         (0.43)
  From net realized gains                                          (2.01)         (3.76)         (1.23)         (1.98)
                                                                --------       --------        --------       --------
       Total distributions                                         (2.10)         (3.95)         (1.51)         (2.41)
                                                                --------       --------        --------       --------
NET ASSET VALUE, END OF PERIOD                                     $8.75         $12.73         $16.31          $18.40
                                                                ========       ========        ========       ========
TOTAL RETURN@                                                     (14.88)%         2.42%         (3.13)%        15.96%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $21,649        $12,084         $1,841           $227
  Net expenses to average daily net assets                          1.10%          1.09%          1.10%          1.20%
  Net investment income to average daily net assets                 0.54%          0.56%          0.92%          1.01%
  Portfolio turnover rate                                             99%            69%            10%          12%

                                                                                         CLASS L
                                                                  -------------------------------------------------
                                                                         YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                                                          12/31/01       12/31/00      12/31/99+
                                                                  -------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 12.80        $ 16.35        $ 19.36
                                                                           --------       --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                        0.09 ***       0.13***        0.20***
  Net realized and unrealized gain (loss) on investments                      (1.96)          0.29          (1.68)
                                                                           --------       --------       --------
       Total income (loss) from investment operations                         (1.87)          0.42          (1.48)
                                                                           --------       --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                  (0.10)         (0.21)         (0.30)
  From net realized gains                                                     (2.01)         (3.76)         (1.23)
                                                                           --------       --------       --------
       Total distributions                                                    (2.11)         (3.97)         (1.53)
                                                                           --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                               $ 8.82        $ 12.80        $ 16.35
                                                                           ========       ========       ========
TOTAL RETURN@                                                                (14.71)%         2.74%         (7.63)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                      $   51,480     $   41,293     $    2,380
  Net expenses to average daily net assets                                     0.85%          0.84%          0.84%*
  Net investment income to average daily net assets                            0.77%          0.82%          1.68%*
  Portfolio turnover rate                                                        99%            69%            10%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.


The accompanying notes are  an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      CLASS Y
                                                              ---------------------------------------------------------
                                                              YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                               12/31/01       12/31/00        12/31/99        12/31/98+
                                                              ----------     ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                              $12.82         $16.35         $18.39         $18.03
                                                               ----------    ----------      ---------       --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.10  ***      0.18 ***       0.23 ***       0.27 ***
  Net realized and unrealized gain (loss) on investments           (1.96)          0.26          (0.73)          2.63
                                                               ----------    ----------      ---------       --------
       Total income (loss) from investment operations              (1.86)          0.44          (0.50)          2.90
                                                               ----------    ----------      ---------       --------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       (0.11)         (0.21)         (0.31)         (0.56)
  From net realized gains                                          (2.01)         (3.76)         (1.23)         (1.98)
                                                               ----------    ----------      ---------       --------
       Total distributions                                         (2.12)         (3.97)         (1.54)         (2.54)
                                                               ----------    ----------      ---------       --------
NET ASSET VALUE, END OF PERIOD                                     $8.84         $12.82         $16.35         $18.39
                                                               ==========    ==========      =========       ========
TOTAL RETURN@                                                     (14.59)%         2.85%         (2.71)%        16.49%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $14,066        $19,340        $20,262         $754
  Net expenses to average daily net assets                          0.69%          0.69%          0.69%          0.75%
  Net investment income to average daily net assets                 0.92%          1.16%          1.26%          1.43%
  Portfolio turnover rate                                             99%            69%            10%          12%

                                                                                    CLASS S (1)
                                                     -------------------------------------------------------------------------
                                                     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                      12/31/01       12/31/00        12/31/99        12/31/98        12/31/97
                                                     ----------     ----------      ----------      ----------      ----------
 S>
NET ASSET VALUE, BEGINNING OF PERIOD                      $  12.85       $  16.38        $  18.39        $  17.00        $  14.46
                                                        ----------     ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.11 ***       0.20 ***        0.27 ***        0.31            0.32
  Net realized and unrealized gain (loss)
     on investments                                          (1.96)          0.26           (0.75)           2.49            3.83
                                                        ----------     ----------      ----------      ----------      ----------
       Total income (loss) from investment
       operations                                            (1.85)          0.46           (0.48)           2.80            4.15
                                                        ----------     ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.12)         (0.23)          (0.30)          (0.31)          (0.31)
  From net realized gains                                    (2.01)         (3.76)          (1.23)          (1.10)          (1.30)
                                                        ----------     ----------      ----------      ----------      ----------
       Total distributions                                   (2.13)         (3.99)          (1.53)          (1.41)          (1.61)
                                                        ----------     ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                             $  8.87       $  12.85        $  16.38        $  18.39        $  17.00
                                                        ==========     ==========      ==========      ==========      ==========
TOTAL RETURN@                                               (14.45)%         2.94%          (2.60)%         16.75%          29.01%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                     $1,421,467     $2,068,557      $2,854,390      $3,586,177      $3,197,848
  Ratio of expenses to average daily net assets
     Before expense waiver                                    0.59%          0.59%           0.57%           0.54%           0.55%
     After expense waiver#                                     N/A            N/A             N/A             N/A            0.54%
  Net investment income to average daily net assets           1.01%          1.28%           1.45%           1.67%           1.91%
  Portfolio turnover rate                                       99%            69%             10%             12%             20%

***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
(1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
# COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED ON MAY 1, 1997.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

      The accompanying notes are an integral part of the financial statements.

MASSMUTUAL VALUE EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL VALUE EQUITY FUND?

The objectives and policies of the Fund are to:

-    seek long-term growth of capital

- invest primarily in a diversified portfolio of equity securities of the type found in the Russell 1000 Value Index

-    utilize a value-oriented strategy in making investment decisions

-    utilize fundamental analysis to identify companies which

     - are of high investment quality or possess a unique product, market position or operating characteristics

     - offer above-average levels of profitability or superior growth potential

     -    are attractively valued in the marketplace



HOW DID THE FUND PERFORM DURING 2001?

From the Fund's inception on May 1, 2001, through December 31, 2001, its Class S shares returned - 6.09%, trailing the - 4.41% return of the Russell 1000 Value Index.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Although it was a difficult period for stocks overall, value stocks held up much better than the growth sector did, as a sluggish economy prompted investors to look for stable earnings growth and reasonable valuations. Falling consumer confidence, rising unemployment, and disappointing corporate earnings were consistent themes throughout the period. Stocks were already declining toward their spring lows when September 11 occurred, and U.S. stock markets remained closed for the balance of that week. The added fear and uncertainty triggered by the attacks caused share prices to plummet in the days immediately after the markets reopened on September 17. The tragedy intensified many trends already in place, resulting in sizeable losses in technology and other cyclical market sectors. The Federal Reserve Board responded by making an unscheduled intervention, cutting short-term interest rates by 50 basis points before the markets opened on September 17.

As always, the Fund was managed to be style- and sector-neutral to the benchmark, with the vast majority of the value added coming from stock selection. The Fund was particularly helped in the third quarter by stock selection in the telecommunications sector. Positions in regional Bell operating companies SBC Communications and BellSouth were both beneficial, as these stocks represented a safe haven to investors looking for protection against the increasing likelihood of a recession following the terrorist attacks. On the other hand, an overweighted position in global independent power producer AES hurt performance. The company slashed its earnings estimates in September and saw its share price cut in half in a single day of trading. AES attributed its earnings shortfall to a lack of new acquisition opportunities, weakness in Brazil's currency, and a decline in power prices in the United Kingdom and the United States.

WHAT DEVELOPMENTS WERE SIGNIFICANT IN THE FOURTH QUARTER?

Despite the persistence of disappointing economic news, the markets rallied strongly in the fourth quarter. Investors were motivated by bargain-hunting after the sharp third-quarter declines, as well as continuing reductions in interest rates by the Fed, faster-than-expected military progress in Afghanistan, and more modest declines in corporate earnings. In this environment, the Fund outperformed its benchmark.

Although an underweighted position in information technology detracted from the Fund's performance, it was helped by favorable stock selection in the consumer discretionary sector. An overweighted position in one of the nation's largest homebuilders made a particularly positive contribution to performance. Another positive influence was our position in the world's third-largest supplier of industrial gases, which successfully weathered the adverse pressure of weak global economies and a strong dollar. Furthermore, an announced merger between two energy giants drove their respective share prices higher and helped the Fund's returns.

WHAT IS YOUR OUTLOOK?

We continue to emphasize stocks with strong fundamentals and attractive valuations. One priority is investments that should benefit from improving economic conditions, as we believe the chances are good that the Fed's 11 reductions in short-term interest rates during 2001 will eventually stimulate stronger growth. Balancing the Fund's economically sensitive holdings, however, are a number of more conservative stocks that tend to do well in a variety of economic environments.

MASSMUTUAL VALUE EQUITY FUND
LARGEST STOCK HOLDINGS (12/31/01)

Exxon Mobil Corp.
Citigroup, Inc.
ChevronTexaco Corp.
Bank One Corp.
Bank of America Corp.
Verizon Communications, Inc.
BellSouth Corp.
Federal National Mortgage Association
SBC Communications, Inc.
The Gillette Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Value Equity Fund Class S, Class A, Class Y, Class L and the Russell 1000 Value Index

  MASSMUTUAL VALUE EQUITY FUND
  TOTAL RETURN

                           SINCE INCEPTION
                           5/1/01 - 12/31/01
  Class S                        -6.09%
  Class A                        -6.29%
  Class Y                        -6.12%
  Class L                        -6.21%
--------------------------------------------
  Russell 1000
  Value Index                    -4.41%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]


                                                      Russell 1000
              Class S   Class A   Class Y   Class L   Value Index
    5/1/01    $10,000   $10,000   $10,000   $10,000     $10,000
      6/01     $9,880    $9,880    $9,880    $9,880      $9,998
      9/01     $8,680    $8,660    $8,680    $8,670      $8,903
     12/01     $9,391    $9,371    $9,388    $9,379      $9,559

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 1000 VALUE INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

  MASSMUTUAL VALUE EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001


                                                           NUMBER OF         MARKET
                                                            SHARES            VALUE
                                                          ----------       -----------
EQUITIES -- 93.2%
ADVERTISING -- 0.7%
Omnicom Group, Inc.                                            5,500        $  491,425
                                                                            ----------
AEROSPACE & DEFENSE -- 2.0%
General Dynamics Corp.                                         2,100           167,244
Lockheed Martin Corp.                                         11,400           532,038
Northrop Grumman Corp.                                         5,600           564,536
United Technologies Corp.                                      1,900           122,797
                                                                            ----------
                                                                             1,386,615
                                                                            ----------
AGRIBUSINESS -- 0.2%
Delta & Pine Land Co.                                          5,200           117,676
                                                                            ----------
AIR TRANSPORTATION -- 1.1%
AMR Corp.*                                                     9,100           201,747
Delta Air Lines, Inc.                                          1,000            29,260
Northwest Airlines Corp.*                                     23,100           362,670
Ryanair Holdings PLC*                                          5,900           189,095
                                                                            ----------
                                                                               782,772
                                                                            ----------
AUTOMOTIVE & PARTS -- 0.8%
Group 1 Automotive, Inc.*                                      2,900            82,679
Keystone Automotive
   Industries, Inc.*                                           7,700           130,361
Navistar International Corp.                                   5,600           221,200
SPX Corp.*                                                     1,000           136,900
                                                                            ----------
                                                                               571,140
                                                                            ----------
BANKING, SAVINGS & LOANS -- 17.5%
Bank of America Corp.                                         27,200         1,712,240
Bank One Corp.                                                44,600         1,741,630
Citigroup, Inc.                                               49,900         2,518,952
Commerce Bancorp, Inc.                                        10,400           409,136
Federal Home Loan
    Mortgage Corp.                                            12,800           837,120
Federal National Mortgage
    Association                                               17,900         1,423,050
Fleet Boston Financial Corp.                                  27,300           996,450
Mellon Financial Corp.                                         9,900           372,438
Sovereign Bancorp., Inc.                                      41,200           504,288
U.S. Bancorp                                                  23,200           485,576
Wachovia Corp.                                                 1,500            47,040
Wells Fargo & Co.                                             24,300         1,055,835
                                                                            ----------
                                                                            12,103,755
                                                                            ----------
BEVERAGES -- 0.5%
The Coca-Cola Co.                                              6,900           325,335
                                                                            ----------
BROADCASTING, PUBLISHING & PRINTING -- 2.7%
Clear Channel
    Communications, Inc.*                                      5,600           285,096
Comcast Corp. Cl. A*                                           2,400            86,400
Fox Entertainment Group,
   Inc. Cl. A*                                                22,400           594,272
Liberty Media
   Corp. Cl. A*                                               14,500           203,000
The McGraw-Hill
   Companies, Inc.                                               900            54,882
News Corporation Limited
   Sponsored ADR                                               3,300           104,973
Tribune Co.                                                    1,900            71,117
Viacom, Inc. Cl. B*                                           10,700           472,405
                                                                            ----------
                                                                             1,872,145
                                                                            ----------
BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Masco Corp.                                                    4,300           105,350
                                                                            ----------
CHEMICALS -- 2.0%
Cytec Industries, Inc.*                                        1,700            45,900
Georgia Gulf Corp.                                             1,800            33,300
Lyondell Chemical Co.                                          6,200            88,846
Millennium
   Chemicals, Inc.                                            37,800           476,280
Praxair, Inc.                                                 11,600           640,900
Solutia, Inc.                                                  8,400           117,768
                                                                            ----------
                                                                             1,402,994
                                                                            ----------
COMMERCIAL SERVICES -- 0.7%
Fluor Corp.                                                    6,800           254,320
Republic Services, Inc.*                                      11,200           223,664
                                                                            ----------
                                                                               477,984
                                                                            ----------
COMMUNICATIONS -- 2.4%
Citizens
   Communications Co.*                                        23,700           252,642
Polycom, Inc.*                                                   300            10,320
SBC Communications, Inc.                                      35,400         1,386,618
                                                                            ----------
                                                                             1,649,580
                                                                            ----------
COMMUNICATIONS EQUIPMENT -- 0.8%
Motorola, Inc.                                                35,100           527,202
                                                                            ----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.1%
Enterasys Networks, Inc.*                                      7,500            66,375
                                                                            ----------
COMPUTERS & INFORMATION -- 0.1%
Comverse Technology, Inc.*                                     3,300            73,821
                                                                            ----------
COMPUTERS & OFFICE EQUIPMENT -- 0.4%
Hewlett-Packard Co.                                            1,600            32,864
International Business
   Machines Corp.                                              1,900           229,824
                                                                            ----------
                                                                               262,688
                                                                            ----------
CONTAINERS -- 0.2%
Temple-Inland, Inc.                                            2,300           130,479
                                                                            ----------
COSMETICS & PERSONAL CARE -- 4.0%
Estee Lauder Companies,
    Inc. Cl. A                                                12,500           400,750
The Gillette Co.                                              39,000         1,302,600
Kimberly-Clark Corp.                                          14,300           855,140
The Procter & Gamble Co.                                       2,500           197,825
                                                                            ----------
                                                                             2,756,315
                                                                            ----------
DATA PROCESSING & PREPARATION -- 0.2%
InterCept Group, Inc.*                                         3,200           130,880
                                                                            ----------
ELECTRIC UTILITIES -- 4.4%
AES Corp.*                                                    29,100           475,785
American Electric Power Co.                                    7,300           317,769
Entergy Corp.                                                  6,700           262,037
FirstEnergy Corp.                                             32,000         1,119,360
Northeast Utilities                                            8,800           155,144
SCANA Corp.                                                   12,700           353,441
Southern Co.                                                  14,300           362,505
                                                                            ----------
                                                                             3,046,041
                                                                            ----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.1%
Agere Systems, Inc. Cl. A*                                    13,100            74,539
Arrow Electronics, Inc.*                                       1,300            38,870
General Motors
   Corp. Cl. H*                                                2,800            43,260
Intel Corp.                                                    6,700           210,715
Intersil Corp. Cl. A*                                          1,400            45,150
Kla-Tencor Corp.*                                              3,100           153,636
LSI Logic Corp.*                                               3,900            61,542
Micron Technology, Inc.*                                       4,100           127,100
                                                                            ----------
                                                                               754,812
                                                                            ----------
ENERGY -- 10.7%
ChevronTexaco Corp.                                           19,908         1,783,956
Conoco, Inc.                                                  43,400         1,228,220
Exxon Mobil Corp.                                             65,700         2,582,010
Phillips Petroleum Co.                                        21,600         1,301,616
Suncor Energy, Inc. (CAD)                                      2,600            85,349
Suncor Energy, Inc. (USD)                                     12,700           418,338
                                                                            ----------
                                                                             7,399,489
                                                                            ----------
ENTERTAINMENT & LEISURE -- 0.7%
Harrah's
   Entertainment, Inc.*                                       12,800           473,728
                                                                            ----------
FINANCIAL SERVICES -- 6.6%
American Express Co.                                          14,400           513,936
East West Bancorp, Inc.                                       10,200           262,650
The Goldman Sachs
   Group, L.P.                                                 1,200           111,300
Household International, Inc.                                  2,000           115,880
Mercantile Bankshares Corp.                                    8,700           374,448

       The accompanying notes are an integral part of the financial statements.


                                                           NUMBER OF         MARKET
                                                            SHARES           VALUE
                                                          ----------       -----------
Merrill Lynch & Co., Inc.                                     17,400          $906,888
Morgan Stanley Dean
   Witter & Co.                                               20,000         1,118,800
PNC Financial Services
   Group, Inc.                                                20,400         1,146,480
                                                                            ----------
                                                                             4,550,382
                                                                            ----------
FOODS -- 1.4%
Kraft Foods, Inc.                                             28,700           976,661
                                                                            ----------
FOREST PRODUCTS & PAPER -- 1.5%
Boise Cascade Corp.                                            2,600            88,426
Bowater, Inc.                                                  3,600           171,720
Georgia-Pacific Corp.                                          7,100           196,031
International Paper Co.                                       14,000           564,900
                                                                            ----------
                                                                             1,021,077
                                                                            ----------
HEALTHCARE -- 1.1%
HCA, Inc.                                                      7,700           296,758
Healthsouth Corp.*                                             9,500           140,790
Tenet Healthcare Corp.*                                        5,900           346,448
                                                                            ----------
                                                                               783,996
                                                                            ----------
HOME CONSTRUCTION, FURNISHINGS
   & APPLIANCES -- 1.8%
Centex Corp.                                                  16,500           941,985
Fleetwood Enterprises, Inc.                                   11,800           133,694
Furniture Brands
   International, Inc.*                                        1,300            41,626
Pulte Homes, Inc.                                              2,700           120,609
                                                                            ----------
                                                                             1,237,914
                                                                            ----------
HOUSEHOLD PRODUCTS -- 2.2%
Black & Decker Corp.                                          21,300           803,649
Snap-On, Inc.                                                 20,200           679,932
                                                                            ----------
                                                                             1,483,581
                                                                            ----------
INDUSTRIAL - DIVERSIFIED -- 2.0%
Danaher Corp.                                                  1,700           102,527
Illinois Tool Works, Inc.                                      5,100           345,372
Minnesota Mining &
    Manufacturing Co.                                          6,300           744,723
Tyco International Limited                                     3,100           182,590
                                                                            ----------
                                                                             1,375,212
                                                                            ----------
INSURANCE -- 3.6%
AFLAC, Inc.                                                   12,800           314,368
Allstate Corp.                                                13,600           458,320
Ambac Financial
   Group, Inc.                                                 6,400           370,304
American International
    Group, Inc.                                                9,600           762,240
The Hartford Financial
    Services Group, Inc.                                       3,900           245,037
MBIA, Inc.                                                     5,800           311,054
                                                                            ----------
                                                                             2,461,323
                                                                            ----------
MACHINERY & COMPONENTS -- 1.4%
Ingersoll-Rand Co.                                             6,200           259,222
Kennametal, Inc.                                               1,500            60,405
Parker-Hannifin Corp.                                          5,700           261,687
Weatherford
   International, Inc.*                                        6,700           249,642
York International Corp.                                       4,000           152,520
                                                                            ----------
                                                                               983,476
                                                                            ----------
MANUFACTURING -- 0.5%
American Standard
    Companies*                                                   800            54,584
Avery-Dennison Corp.                                           3,800           214,814
Millipore Corp.                                                1,500            91,050
                                                                            ----------
                                                                               360,448
                                                                            ----------
MEDICAL SUPPLIES -- 0.6%
Guidant Corp.*                                                 3,500           174,300
St. Jude Medical, Inc.*                                          900            69,885
Thermo Electron Corp.*                                         8,000           190,880
                                                                            ----------
                                                                               435,065
                                                                            ----------
METALS & MINING -- 1.3%
Alcan Aluminum Limited                                         6,000           215,580
Alcan, Inc.                                                    5,900           211,234
Alcoa, Inc.                                                    9,400           334,170
Century Aluminum Co.                                           4,900            65,464
Phelps Dodge Corp.                                             2,800            90,720
                                                                            ----------
                                                                               917,168
                                                                            ----------
PHARMACEUTICALS -- 3.2%
American Home
   Products Corp.                                              5,900           362,024
Bristol-Myers Squibb Co.                                      20,300         1,035,300
Cardinal Health, Inc.                                          3,800           245,708
Gilead Sciences, Inc.*                                         2,100           138,012
Idec
   Pharmaceuticals Corp.*                                      1,000            68,930
Pfizer, Inc.                                                   9,700           386,545
                                                                            ----------
                                                                             2,236,519
                                                                            ----------
PREPACKAGED SOFTWARE -- 1.2%
Computer Associates
   International, Inc.                                        10,400           358,696
Microsoft Corp.*                                               5,900           390,993
Sybase, Inc.*                                                  6,800           107,168
                                                                            ----------
                                                                               856,857
                                                                            ----------
REAL ESTATE -- 0.3%
Equity Office
   Properties Trust                                            5,900           177,472
Equity Residential
   Properties Trust                                            2,100            60,291
                                                                            ----------
                                                                               237,763
                                                                            ----------
RESTAURANTS -- 1.3%
McDonald's Corp.                                              33,300           881,451
                                                                            ----------
RETAIL -- 1.7%
Bed Bath & Beyond, Inc.*                                       2,000            67,800
Best Buy Co., Inc.*                                            1,600           119,168
BJ's Wholesale Club, Inc.*                                       600            26,460
Costco Wholesale Corp.*                                        6,700           297,346
Federated Department
   Stores, Inc.*                                               3,600           147,240
The Home Depot, Inc.                                           2,500           127,525
K Mart Corp.*                                                 26,000           141,960
Lowe's Companies, Inc.                                         6,000           278,460
                                                                            ----------
                                                                             1,205,959
                                                                            ----------
RETAIL - GROCERY -- 0.3%
Albertson's, Inc.                                              6,600           207,834
                                                                            ----------
TELEPHONE UTILITIES -- 5.9%
AT&T Corp.                                                    59,800         1,084,772
BellSouth Corp.                                               38,100         1,453,515
Verizon
   Communications, Inc.                                       32,400         1,537,704
                                                                            ----------
                                                                             4,075,991
                                                                            ----------
TOBACCO -- 0.8%
Philip Morris
   Companies, Inc.                                            12,300           563,955
                                                                            ----------
TRANSPORTATION -- 1.0%
Canadian National Railway
   Co. (CAD)                                                     400            19,220
Canadian National Railway
   Co. (USD)                                                   2,300           111,044
Union Pacific Corp.                                            9,400           535,800
                                                                            ----------
                                                                               666,064
                                                                            ----------
TOTAL EQUITIES
(COST $63,031,966)                                                          64,427,297
                                                                            ----------


       The accompanying notes are an integral part of the financial statements.


                                                           PRINCIPAL         MARKET
                                                            AMOUNT           VALUE
                                                          ----------       -----------
SHORT-TERM INVESTMENTS -- 11.7%
CASH EQUIVALENTS -- 5.0%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                                      $  225,593          $225,593
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                                          80,569            80,569
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                                         322,276           322,276
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                                         299,717           299,717
Den Danske Bank
   EurodollarTime Deposit
   1.560% 01/02/2002                                         177,252           177,252
First Union II Bank Note
   1.680% 03/12/2002                                         161,138           161,138
Fleet National Bank Note
   1.950% 04/30/2002                                         162,632           162,632
GMAC Bank Note
   1.790% 03/08/2002                                          80,569            80,569
Goldman Sachs Bank Note
   1.680% 02/05/2002                                         161,138           161,138
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                                          80,569            80,569
Merrill Lynch Bank Note
   1.620% 04/05/2002                                         145,023           145,023
Merrill Lynch Bank Note
   1.640% 11/26/2002                                          64,455            64,455
Merrimac Money
   Market Fund                                             1,217,899         1,217,899
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                                          48,341            48,341
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                                         161,138           161,138
US Bank
   1.590% 11/06/2002                                          48,341            48,341
                                                                           -----------
                                                                             3,436,650
                                                                           -----------

REPURCHASE AGREEMENT -- 6.4%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002(a)                                       4,423,256         4,423,256
                                                                           -----------
U.S. TREASURY BILLS -- 0.3%
U.S. Treasury Bill***
   1.655% 03/21/2002                                         250,000           249,092
                                                                           -----------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                          8,108,998
                                                                           -----------
TOTAL INVESTMENTS -- 104.9%
(COST $71,140,964)****                                                      72,536,295
OTHER ASSETS/
(LIABILITIES)-- (4.9%)                                                      (3,417,885)
                                                                           -----------
NET ASSETS -- 100.0%                                                       $69,118,410
                                                                           -----------
                                                                           -----------

NOTES TO PORTFOLIO OF INVESTMENTS

 ADR - American Depository Receipt.

 *     Non-income producing security.

 **    Represents investment of security lending collateral. (NOTE 2).

 ***   This security is held as collateral for open futures contracts.
       (NOTE 2).

 ****  Aggregate cost for Federal tax purposes. (NOTE 7).

 (a) Maturity value of $4,423,600. Collateralized by U.S. Government Agency obligation with a rate of 3.510%, maturity date of 07/15/2008, and aggregate market value, including accrued interest of $4,645,133.

       The accompanying notes are an integral part of the financial statements.

MASSMUTUAL VALUE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES


                                                                                                                  DECEMBER 31, 2001
                                                                                                                  -----------------
ASSETS:

        Investments, at value (cost $63,031,966) (NOTE 2)                                                            $64,427,297
        Short-term investments, at amortized cost (NOTE 2)                                                             8,108,998
                                                                                                                     -----------
            Total Investments (including securities on
              loan with market values of $3,310,805)                                                                  72,536,295
        Cash                                                                                                               1,098
        Receivables from:
            Investments sold                                                                                              17,502
            Investment adviser (NOTE 3)                                                                                    1,713
            Fund shares sold                                                                                             284,168
            Interest and dividends                                                                                        79,634
            Foreign taxes withheld                                                                                           117
                                                                                                                     -----------
                 Total assets                                                                                         72,920,527
                                                                                                                     -----------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                        237,775
            Fund shares repurchased                                                                                       41,010
            Variation margin on open futures contracts (NOTE 2)                                                           31,465
            Securities on loan (NOTE 2)                                                                                3,436,650
            Directors' fees and expenses (NOTE 3)                                                                            392
            Affiliates (NOTE 3):
                 Investment management fees                                                                               38,737
                 Administration fees                                                                                       6,463
                 Service fees                                                                                              4,912
        Accrued expenses and other liabilities                                                                             4,713
                                                                                                                     -----------
                 Total liabilities                                                                                     3,802,117
                                                                                                                     -----------
        NET ASSETS                                                                                                   $69,118,410
                                                                                                                     -----------
                                                                                                                     -----------
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                              $69,999,288
        Distributions in excess of net investment income                                                                    (191)
        Accumulated net realized loss on investments, futures contracts and foreign currency translations             (2,348,673)
        Net unrealized appreciation on investments, futures contracts, foreign currency and
           other assets and liabilities                                                                                1,467,986
                                                                                                                     -----------
                                                                                                                     $69,118,410
                                                                                                                     -----------
                                                                                                                     -----------
NET ASSETS:
        Class A                                                                                                      $ 8,880,725
                                                                                                                     -----------
                                                                                                                     -----------
        Class L                                                                                                      $ 2,657,624
                                                                                                                     -----------
                                                                                                                     -----------
        Class Y                                                                                                      $ 5,976,512
                                                                                                                     -----------
                                                                                                                     -----------
        Class S                                                                                                      $51,603,549
                                                                                                                     -----------
                                                                                                                     -----------
SHARES OUTSTANDING:
        Class A                                                                                                          951,155
                                                                                                                     -----------
                                                                                                                     -----------
        Class L                                                                                                          284,426
                                                                                                                     -----------
                                                                                                                     -----------
        Class Y                                                                                                          638,974
                                                                                                                     -----------
                                                                                                                     -----------
        Class S                                                                                                        5,516,821
                                                                                                                     -----------
                                                                                                                     -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                      $      9.34
                                                                                                                     -----------
                                                                                                                     -----------
        Class L                                                                                                      $      9.34
                                                                                                                     -----------
                                                                                                                     -----------
        Class Y                                                                                                      $      9.35
                                                                                                                     -----------
                                                                                                                     -----------
        Class S                                                                                                      $      9.35
                                                                                                                     -----------
                                                                                                                     -----------

       The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS


                                                                                                                 PERIOD ENDED
                                                                                                              DECEMBER 31, 2001*
                                                                                                              ------------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $950)                                                               $   491,736
        Interest (including securities lending income of $1,167)                                                      45,084
                                                                                                                 -----------
                Total investment income                                                                              536,820
                                                                                                                 -----------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                          196,877
        Custody fees                                                                                                  20,038
        Audit and legal fees                                                                                           3,028
        Shareholder reporting fees                                                                                     1,606
        Directors' fees (NOTE 3)                                                                                         660
                                                                                                                 -----------
                                                                                                                     222,209
        Administration fees (NOTE 3):
            Class A                                                                                                    6,179
            Class L                                                                                                    1,337
            Class Y                                                                                                    3,816
            Class S                                                                                                   17,629
        Service fees (NOTE 3):
            Class A                                                                                                    5,547
                                                                                                                 -----------
                Total expenses                                                                                       256,717
        Expenses waived (NOTE 3)                                                                                      (2,477)
                                                                                                                 -----------
                Net expenses                                                                                         254,240
                                                                                                                 -----------
                NET INVESTMENT INCOME                                                                                282,580
                                                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                                               (2,204,806)
            Closed futures contracts                                                                                (143,867)
            Foreign currency transactions                                                                                 58
                                                                                                                 -----------
                Net realized loss                                                                                 (2,348,615)
                                                                                                                 -----------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                            1,395,331
            Open futures contracts                                                                                    72,660
            Translation of assets and liabilities in foreign currencies                                                   (5)
                                                                                                                 -----------
                Net unrealized gain                                                                                1,467,986
                                                                                                                 -----------
                NET REALIZED AND UNREALIZED LOSS                                                                    (880,629)
                                                                                                                 -----------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $  (598,049)
                                                                                                                 -----------
                                                                                                                 -----------


  * FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

       The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                                 PERIOD ENDED
                                                                                                              DECEMBER 31, 2001*
                                                                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                                                  $     282,580
        Net realized loss on investment transactions, futures contracts and
           foreign currency transactions                                                                          (2,348,615)
        Net change in unrealized appreciation (depreciation) on investments, futures contracts
           and translation of assets and liabilities in foreign currencies                                         1,467,986
                                                                                                               -------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    (598,049)
                                                                                                               -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                                      (29,580)
        Class L                                                                                                      (10,945)
        Class Y                                                                                                      (24,022)
        Class S                                                                                                     (219,737)
                                                                                                               -------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                                          (284,284)
                                                                                                               -------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                                                    8,379,781
        Class L                                                                                                    2,577,376
        Class Y                                                                                                    6,371,963
        Class S                                                                                                   52,671,623
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                                               70,000,743
                                                                                                               -------------
        TOTAL INCREASE IN NET ASSETS                                                                              69,118,410

NET ASSETS:
        Beginning of period                                                                                                -
                                                                                                               -------------
        End of period (including distributions in excess of net investment income of $191)                       $69,118,410
                                                                                                               -------------
                                                                                                               -------------


  * FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       CLASS A         CLASS L        CLASS Y          CLASS S
                                                                    ------------    ------------   ------------     ------------
                                                                    PERIOD ENDED    PERIOD ENDED   PERIOD ENDED     PERIOD ENDED
                                                                      12/31/01+       12/31/01+      12/31/01+        12/31/01+
                                                                    ------------    ------------   ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00           $10.00           $10.00           $10.00
                                                                    ------------    ------------   ------------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                                                 0.04***          0.05***          0.06***          0.07***

  Net realized and unrealized loss on investments                      (0.67)           (0.67)           (0.67)           (0.68)
                                                                    ------------    ------------   ------------     ------------
       Total loss from investment operations                           (0.63)           (0.62)           (0.61)           (0.61)
                                                                    ------------    ------------   ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                                           (0.03)           (0.04)           (0.04)           (0.04)
                                                                    ------------    ------------   ------------     ------------
NET ASSET VALUE, END OF PERIOD                                         $9.34            $9.34            $9.35            $9.35
                                                                    ------------    ------------   ------------     ------------
                                                                    ------------    ------------   ------------     ------------
TOTAL RETURN@                                                          (6.29)%**        (6.21)%**        (6.12)%**        (6.09)%**

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                                   $8,881           $2,658           $5,977          $51,604

  Ratio of expenses to average daily net assets:

     Before expense waiver                                              1.29%*           1.05%*           0.90%*           0.87%*

     After expense waiver#                                              1.29%*           1.04%*           0.90%*           0.86%*

  Net investment income to average daily net assets                     0.65%*           0.87%*           0.93%*           1.05%*

  Portfolio turnover rate                                                 62%**            62%**            62% **           62%**


*    ANNUALIZED.

**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.

***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.

+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS)THROUGH DECEMBER 31, 2001.

# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001.

@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

       The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL LARGE CAP VALUE FUND?

The objectives and policies of the Fund are to:
-    achieve long-term capital growth and income
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $5.0 billion)
-    utilize a value-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential
     -    are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's Class S shares returned - 11.20%, slightly beating the - 11.88% return of the S&P 500 Index.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

It was an extremely volatile year for the stock market, with steep declines in the first and third quarters that were only partially offset by rallies in the second and fourth quarters. One constant throughout the period, along with earnings disappointments, was the Federal Reserve Board, which lowered short-term interest rates 11 times in an effort to prevent the economy from entering a recession. The Fed appeared to be reaching the end of its easing cycle in August, but the events of September 11 caused the central bank to redouble its efforts, resulting in four rate cuts in the final four months of the year.

Given our greater emphasis on value, we would normally expect to outperform the S&P 500 Index by a wider margin in such a weak market environment. Several factors prevented this from happening. First, our primary focus is on stocks that we believe represent good long-term values, but we also like our holdings to have solid growth potential. Unfortunately, as the duration and extent of the economic slowdown became clearer, investors took refuge in deep value stocks epitomized by industries such as railroads and steel--mature, capital-intensive businesses that we feel have little appeal as long-term investments. Looking at the current reporting period, however, it was a factor that hurt the Fund's performance.

Second, our portfolio management could have been better in several respects. Lucent Technologies was one costly mistake. The stock had been a core holding for the Fund, and the company possessed tremendous brand recognition, a top-flight client list, enviable global positioning, and excellent research facilities in the form of Bell Labs. Our mistake was not believing our own financial analysis, which told us as early as 2000 that the company was bleeding cash. It was a case of becoming enamored with a company and ignoring the warning signals that our methodology provided for us. We dramatically reduced our exposure to Lucent early in the period, but only after it had inflicted significant damage on the Fund's returns.

American Express was another detractor for the year. While we couldn't have anticipated all of the factors that detracted from the company's business during the year--including losing its headquarters in New York's World Financial Center as a result of the terrorist attacks--we failed to act on the knowledge that the stock was commanding a hefty premium relative to its peers early in 2001. Having said that, we should also point out that when the share price of American Express declined after September 11, we added to our position because it had reached what we thought was a compelling long-term valuation level.

WHAT OTHER ADJUSTMENTS DID YOU MAKE AFTER SEPTEMBER 11?

We took a hard look at the Fund's holdings and divided them into three categories: those that would probably be negatively affected by the events of September 11, those that would experience an essentially neutral impact, and those that might actually benefit. One industry that we decided would benefit was insurance. Although a number of insurance companies were faced with huge claims to pay as a result of September 11, we anticipated greater demand for insurance of all kinds and more pricing power for the better companies. Consequently, we added opportunistically to our positions in the two top reinsurance companies--General Re, owned by Berkshire Hathaway, and Transatlantic Holdings. We also increased the Fund's holdings of insurance broker Aon Corp. American International Group, a leading property and casualty insurer, has been a core holding for some time.

WHAT IS YOUR OUTLOOK?

Our outlook for the overall market is very mixed. Although share prices have come down substantially since the bubble burst early in 2000, earnings have fallen to such an extent that valuations are still unattractive in many cases. Furthermore, there is still the problem of distorted financial statements, which is uniquely exemplified by--but certainly not limited to--bankrupt energy trading firm Enron. As a result, we anticipate that the market indexes will form broad trading ranges for the foreseeable future.

However, we are by no means discouraged about the Fund's prospects. We think there are plenty of opportunities for investors who employ disciplined buy and sell methodologies and, in fact, our philosophy is well suited to the type of environment just described.

MASSMUTUAL LARGE CAP VALUE FUND
LARGEST STOCK HOLDINGS (12/31/01)

Tyco International Limited
American Express Co.
Household International, Inc.
Philip Morris Companies, Inc.
Citigroup, Inc.
Merck & Co., Inc.
American International Group, Inc.
Costco Wholesale Corp.
Wells Fargo & Co.
United Parcel Service, Inc. Cl. B

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Large Cap Value Fund Class S, Class A, Class Y, Class L and the S&P 500 Index.

MASSMUTUAL LARGE CAP VALUE FUND
TOTAL RETURN

                                                             SINCE INCEPTION
                                           ONE YEAR            AVERAGE ANNUAL
                                       1/1/01 - 12/31/01     5/1/00 - 12/31/01
Class S                                     -11.20%               -6.90%
Class A                                     -11.75%               -7.40%
Class Y                                     -11.34%               -7.00%
Class L                                     -11.47%               -7.17%
------------------------------------------------------------------------------
S&P 500 Index                               -11.88%              -12.04%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


                    CLASS S             CLASS A            CLASS Y                CLASS L               S&P 500 INDEX
5/1/2000            $10,000             $10,000            $10,000                $10,000                 $10,000
    6/00             $9,790              $9,780             $9,790                 $9,780                 $10,037
   12/00             $9,992              $9,964             $9,992                 $9,974                  $9,162
    6/01             $9,278              $9,231             $9,268                 $9,241                  $8,549
   12/01             $8,873              $8,794             $8,858                 $8,830                  $8,074

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL LARGE CAP VALUE FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                                  NUMBER OF                 MARKET
                                                   SHARES                   VALUE
                                                   ------                   -----
EQUITIES -- 93.6%
ADVERTISING -- 0.4%
WPP Group PLC
   Sponsored ADR                                   40,700               $  2,193,730
                                                                        ------------
BANKING, SAVINGS & LOANS -- 11.6%
Bank One Corp.                                    187,000                  7,302,350
Citigroup, Inc.                                   399,800                 20,181,904
Golden West Financial Corp.                       167,300                  9,845,605
Lloyds TSB Group PLC
   Sponsored ADR                                  131,800                  5,929,682
Providian Financial Corp.                         146,700                    520,785
Wells Fargo & Co.                                 348,400                 15,137,980
                                                                        ------------
                                                                          58,918,306
                                                                        ------------

BROADCASTING, PUBLISHING & PRINTING -- 0.6%
Gannett Co., Inc.                                  46,200                  3,106,026
                                                                        ------------
BUILDING MATERIALS & CONSTRUCTION -- 4.0%
Martin Marietta
   Materials, Inc.                                 67,000                  3,122,200
Masco Corp.                                       533,700                 13,075,650
Vulcan Materials Co.                               87,100                  4,175,574
                                                                        ------------
                                                                          20,373,424
                                                                        ------------
COMMERCIAL SERVICES -- 1.7%
Dun & Bradstreet Corp.*                            93,950                  3,316,435
Moody's Corp.                                     128,400                  5,118,024
                                                                        ------------
                                                                           8,434,459
                                                                        ------------
COMMUNICATIONS -- 1.8%
Lucent Technologies, Inc.                         203,900                  1,282,531
Tellabs, Inc.*                                    510,400                  7,671,312
                                                                        ------------
                                                                           8,953,843
                                                                        ------------
COMPUTERS & INFORMATION -- 2.2%
Lexmark International
   Group, Inc.*                                   191,600                 11,304,400
                                                                        ------------
COMPUTERS & OFFICE EQUIPMENT -- 1.3%
Hewlett-Packard Co.                               313,700                  6,443,398
                                                                        ------------
CONTAINERS -- 2.1%
Sealed Air Corp.*                                 261,300                 10,666,266
                                                                        ------------
DATA PROCESSING & PREPARATION -- 0.2%
First Data Corp.                                   11,800                    925,710
                                                                        ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.1%
Agere Systems, Inc. Cl. A*                        986,000                  5,610,340
                                                                        ------------
ENERGY-- 5.9%
Conoco, Inc.                                       38,000                  1,075,400
Devon Energy Corp.                                175,300                  6,775,345
EOG Resources, Inc.                               125,200               $  4,896,572
Kinder Morgan, Inc.                               118,800                  6,615,972
Phillips Petroleum Co.                            177,400                 10,690,124
                                                                        ------------
                                                                          30,053,413
                                                                        ------------
FINANCIAL SERVICES -- 15.4%
American Express Co.                              914,100                 32,624,229
AvalonBay
   Communities, Inc.                                7,500                    354,825
Berkshire Hathaway,
   Inc. Cl. A*                                        160                 12,096,000
Household
   International, Inc.                            380,200                 22,028,788
Morgan Stanley Dean
   Witter & Co.                                   141,400                  7,909,916
Stillwell Financial, Inc.                         119,000                  3,239,180
                                                                        ------------
                                                                          78,252,938
                                                                        ------------
FOODS -- 1.7%
Hershey Foods Corp.                                 4,800                    324,960
Kraft Foods, Inc.                                  91,500                  3,113,745
Safeway, Inc.*                                    122,500                  5,114,375
                                                                        ------------
                                                                           8,553,080
                                                                        ------------
INDUSTRIAL - DIVERSIFIED -- 9.6%
Minnesota Mining &
   Manufacturing Co.                               74,900                  8,853,929
Tyco International Limited                        678,624                 39,970,954
                                                                        ------------
                                                                          48,824,883
                                                                        ------------
INSURANCE -- 9.8%
American International
   Group, Inc.                                    219,600                 17,436,240
Aon Corp.                                         179,900                  6,390,048
Chubb Corp.                                        27,400                  1,890,600
Loews Corp.                                       114,400                  6,335,472
Markel Corp.*                                       2,000                    359,300
Principal Financial
   Group, Inc.*                                    10,000                    240,000
Progressive Corp.                                  45,600                  6,808,080
Sun Life Financial Services of
   Canada, Inc.                                    38,600                    833,760
Transatlantic
   Holdings, Inc.                                 103,350                  9,404,850
                                                                        ------------
                                                                          49,698,350
                                                                        ------------
LODGING -- 0.7%
Marriott International,
   Inc. Cl. A                                      93,500                  3,800,775
                                                                        ------------
MACHINERY & COMPONENTS -- 1.1%
Dover Corp.                                       152,100                  5,638,347
                                                                        ------------
MEDICAL SUPPLIES -- 0.5%
Agilent Technologies, Inc.*                        84,734               $  2,415,766
                                                                        ------------
PHARMACEUTICALS -- 7.1%
American Home
   Products Corp.                                  47,300                  2,902,328
Bristol-Myers Squibb Co.                           58,600                  2,988,600
Eli Lilly & Co.                                   122,700                  9,636,858
Merck & Co., Inc.                                 318,600                 18,733,680
Pharmacia Corp.                                    50,500                  2,153,825
                                                                        ------------
                                                                          36,415,291
                                                                        ------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.4%
Eastman Kodak Co.                                  78,100                  2,298,483
                                                                        ------------
PREPACKAGED SOFTWARE -- 0.5%
BMC Software, Inc.*                               124,600                  2,039,702
Novell, Inc.*                                      64,700                    296,973
                                                                        ------------
                                                                           2,336,675
                                                                        ------------
REAL ESTATE -- 1.1%
Centerpoint
   Properties Corp.                               116,199                  5,786,710
                                                                        ------------
RESTAURANTS -- 1.3%
McDonald's Corp.                                  251,800                  6,665,146
                                                                        ------------
RETAIL -- 4.3%
Costco Wholesale Corp.*                           375,800                 16,678,004
Penney (J.C.) Co., Inc.                            54,000                  1,452,600
RadioShack Corp.                                  127,700                  3,843,770
                                                                        ------------
                                                                          21,974,374
                                                                        ------------
TELEPHONE UTILITIES -- 0.0%
Loral Space &
   Communications Limited*                         35,000                    104,650
                                                                        ------------
TOBACCO -- 4.3%
Philip Morris
   Companies, Inc.                                475,800                 21,815,430
                                                                        ------------
TRANSPORTATION -- 2.9%
United Parcel Service,
   Inc. Cl. B                                     268,000                 14,606,000
                                                                        ------------

TOTAL EQUITIES
(COST $499,069,993)                                                      476,170,213
                                                                        ============

                                                                     (CONTINUED)


    The accompanying notes are an integral part of the financial statements.

                                              PRINCIPAL                    MARKET
                                               AMOUNT                       VALUE
                                               ------                       -----
SHORT-TERM INVESTMENTS -- 13.9%
CASH EQUIVALENTS -- 6.7%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                          $ 2,239,295                $ 2,239,295
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                              799,748                    799,748
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                            3,198,993                  3,198,993
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                            2,975,063                  2,975,063
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                            2,259,446                  2,259,446
First Union II Bank Note
   1.680% 03/12/2002                              679,225                    679,225
Fleet National Bank Note
   1.950% 04/30/2002                            2,801,267                  2,801,267
GMAC Bank Note
   1.790% 03/08/2002                              340,769                    340,769
Goldman Sachs Bank Note
   1.680% 02/05/2002                            2,691,770                  2,691,770
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                              799,748                    799,748
Merrill Lynch Bank Note
   1.620% 04/05/2002                            1,439,547                  1,439,547
Merrill Lynch Bank Note
   1.640% 11/26/2002                              639,799                    639,799
Merrimac Money
   Market Fund                                  7,689,166                  7,689,166
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                              479,849                    479,849
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                            4,599,496                  4,599,496
US Bank 1.590%
   11/06/2002                                     479,849                    479,849
                                                                         -----------
                                                                          34,113,030
                                                                         -----------
REPURCHASE AGREEMENT -- 7.2%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002(a)                          $36,785,051               $ 36,785,051
                                                                         -----------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                       70,898,081
                                                                         ===========
TOTAL INVESTMENTS -- 107.5%
(COST $569,968,074)***                                                   547,068,294

OTHER ASSETS/
(LIABILITIES)-- (7.5%)                                                   (38,155,751)
                                                                         ===========
NET ASSETS-- 100.0%                                                     $508,912,543
                                                                         ===========

NOTES TO PORTFOLIO OF INVESTMENTS

ADR - American Depository Receipt.

*   Non-income producing security.

**  Represents investment of security lending collateral. (NOTE 2).

*** Aggregate cost for Federal tax purposes. (NOTE 7).

(a) Maturity value of $36,787,911. Collateralized by U.S. government Agency obligations with rates of 2.396%-7.298%, maturity dates of 03/01/2007-06/15/2031, and aggregate market value including accrued interest of $38,624,335.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $499,069,993) (NOTE 2)                                                         $476,170,213
        Short-term investments, at amortized cost (NOTE 2)                                                           70,898,081
                                                                                                                   ------------
            Total Investments (including securities on loan with market values of $32,810,679)                      547,068,294
        Receivables from:
            Investment adviser (NOTE 3)                                                                                  10,385
            Fund shares sold                                                                                          1,168,732
            Interest and dividends                                                                                      656,393
            Foreign taxes withheld                                                                                          275
                                                                                                                   ------------
                 Total assets                                                                                       548,904,079
                                                                                                                   ------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                     5,286,647
            Fund shares repurchased                                                                                     168,822
            Securities on loan (NOTE 2)                                                                              34,113,030
            Directors' fees and expenses (NOTE 3)                                                                         5,023
            Affiliates (NOTE 3):
                 Investment management fees                                                                             274,748
                 Administration fees                                                                                     75,082
                 Service fees                                                                                            43,635
        Accrued expenses and other liabilities                                                                           24,549
                                                                                                                   ------------
                 Total liabilities                                                                                   39,991,536
                                                                                                                   ------------
        NET ASSETS                                                                                                 $508,912,543
                                                                                                                   ============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                            $557,789,754
        Distributions in excess of net investment income                                                                 (3,620)
        Accumulated net realized loss on investments                                                                (25,973,811)
        Net unrealized depreciation on investments                                                                  (22,899,780)
                                                                                                                   ------------
                                                                                                                   $508,912,543
                                                                                                                   ============
NET ASSETS:
        Class A                                                                                                    $ 73,431,366
                                                                                                                   ============
        Class L                                                                                                    $105,321,605
                                                                                                                   ============
        Class Y                                                                                                    $ 52,286,082
                                                                                                                   ============
        Class S                                                                                                    $277,873,490
                                                                                                                   ============
SHARES OUTSTANDING:
        Class A                                                                                                       8,397,431
                                                                                                                   ============
        Class L                                                                                                      12,028,258
                                                                                                                   ============
        Class Y                                                                                                       5,961,588
                                                                                                                   ============
        Class S                                                                                                      31,663,000
                                                                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                    $       8.74
                                                                                                                   ============
        Class L                                                                                                    $       8.76
                                                                                                                   ============
        Class Y                                                                                                    $       8.77
                                                                                                                   ============
        Class S                                                                                                    $       8.78
                                                                                                                   ============


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                 YEAR ENDED
                                                                                                              DECEMBER 31, 2001
                                                                                                              -----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $982)                                                              $  4,531,993
        Interest (including securities lending income of $55,106)                                                  1,250,101
                                                                                                                ------------
                Total investment income                                                                            5,782,094
                                                                                                                ------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                        2,745,577
        Custody fees                                                                                                  43,129
        Shareholder reporting fees                                                                                    26,050
        Audit and legal fees                                                                                          24,641
        Directors' fees (NOTE 3)                                                                                       8,755
                                                                                                                ------------
                                                                                                                   2,848,152
        Administration fees (NOTE 3):
            Class A                                                                                                  184,095
            Class L                                                                                                  266,735
            Class Y                                                                                                   66,757
            Class S                                                                                                  206,902
        Service fees (NOTE 3):
            Class A                                                                                                  141,874
                                                                                                                ------------
                Total expenses                                                                                     3,714,515
        Expenses waived (NOTE 3)                                                                                     (38,423)
                                                                                                                ------------
                Net expenses                                                                                       3,676,092
                                                                                                                ------------
                NET INVESTMENT INCOME                                                                              2,106,002
                                                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                             (25,679,853)
        Net change in unrealized appreciation (depreciation) on investments                                      (22,045,858)
                                                                                                                ------------
                NET REALIZED AND UNREALIZED LOSS                                                                 (47,725,711)
                                                                                                                ------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $(45,619,709)
                                                                                                                ============


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED           PERIOD ENDED
                                                                                       DECEMBER 31, 2001    DECEMBER 31, 2000*
                                                                                       -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                           $  2,106,002        $  1,290,573
        Net realized loss on investment transactions                                     (25,679,853)            (85,500)
        Net change in unrealized appreciation (depreciation) on investments              (22,045,858)           (853,922)
                                                                                         -----------          ----------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (45,619,709)            351,151
                                                                                         -----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                             (119,564)            (56,538)
        Class L                                                                             (365,544)           (143,802)
        Class Y                                                                             (249,322)            (43,925)
        Class S                                                                           (1,472,499)           (975,641)
                                                                                         -----------          ----------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                (2,206,929)         (1,219,906)
                                                                                         -----------          ----------
        From net realized gains:
        Class A                                                                                    -             (12,071)
        Class L                                                                                    -             (30,758)
        Class Y                                                                                    -              (7,804)
        Class S                                                                                    -            (173,051)
                                                                                         -----------          ----------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                            -            (223,684)
                                                                                         -----------          ----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                           62,856,090          15,765,736
        Class L                                                                           70,089,114          44,253,194
        Class Y                                                                           46,219,938          10,265,863
        Class S                                                                           81,491,234         226,890,451
                                                                                         -----------          ----------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                      260,656,376         297,175,244
                                                                                         -----------          ----------
        TOTAL INCREASE IN NET ASSETS                                                     212,829,738         296,082,805
NET ASSETS:
        Beginning of period                                                              296,082,805                   -
                                                                                         -----------          ----------
        End of period (including distributions in excess of net investment income of $3,620 and undistributed net investment income of
           $70,667, respectively)                                                       $508,912,543        $296,082,805
                                                                                        ============        ============

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 CLASS A                       CLASS L
                                                                                 -------                       -------
                                                                        YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                                         12/31/01       12/31/00+      12/31/01       12/31/00+
                                                                         --------       ---------      --------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $  9.92       $ 10.00      $   9.93       $ 10.00
                                                                          -------       -------      --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                      0.01***       0.03***       0.03***       0.05***
  Net realized and unrealized loss on investments                           (1.18)        (0.06)        (1.17)        (0.07)
                                                                          -------       -------      --------       -------
       Total loss from investment operations                                (1.17         (0.03)        (1.14)        (0.02)
                                                                          -------       -------      --------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                (0.01)        (0.04)        (0.03)        (0.04)
  From net realized gains                                                    -            (0.01)         -            (0.01)
                                                                          -------       -------      --------       -------
       Total distributions                                                  (0.01)        (0.05)        (0.03)        (0.05)
                                                                          -------       -------      --------       -------
NET ASSET VALUE, END OF PERIOD                                            $  8.74       $  9.92      $   8.76       $  9.93
                                                                          =======       =======      ========       =======
TOTAL RETURN@                                                              (11.75)%       (0.36)%**    (11.47)%       (0.26)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                       $73,431       $15,926      $105,322       $44,167
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                   1.25%         1.25%*        1.00%         1.00%*
     After expense waiver#                                                   1.24%          N/A          0.99%          N/A
  Net investment income to average daily net assets                          0.12%         0.53%*        0.37%         0.72%*
  Portfolio turnover rate                                                      20%           11%**         20%          11%**

                                                                                 CLASS Y                       CLASS S
                                                                                 -------                       -------
                                                                        YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                                         12/31/01       12/31/00+      12/31/01       12/31/00+
                                                                         --------       ---------      --------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $  9.94       $ 10.00      $   9.94       $  10.00
                                                                          -------       -------      --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                      0.05***       0.06***       0.06***        0.06***
  Net realized and unrealized loss on investments                           (1.18)        (0.07)        (1.17)         (0.07)
                                                                          -------       -------      --------        -------
       Total loss from investment operations                                (1.13)        (0.01)        (1.11)         (0.01)
                                                                          -------       -------      --------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                (0.04)        (0.04)        (0.05)         (0.04)
  From net realized gains                                                       -         (0.01)            -          (0.01)
                                                                          -------       -------      --------       -------
       Total distributions                                                  (0.04)        (0.05)        (0.05)         (0.05)
                                                                          -------       -------      --------       -------
NET ASSET VALUE, END OF PERIOD                                            $  8.77       $  9.94      $   8.78       $   9.94
                                                                          =======       =======      ========       ========
TOTAL RETURN@                                                              (11.34)%       (0.08)%**    (11.20)%        (0.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                       $52,286       $10,076      $277,873       $225,913
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                   0.85%         0.84%*        0.76%          0.76%
     After expense waiver#                                                   0.84%          N/A          0.75%           N/A
  Net investment income to average daily net assets                          0.52%         0.93%*        0.62%          0.91%*
  Portfolio turnover rate                                                      20%           11%**         20%            11%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INDEXED EQUITY FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL INDEXED EQUITY FUND?

The objectives and policies of the Fund are to:

- achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index

- invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's Class S shares returned -12.33%, slightly trailing the - 11.88% return of the S&P 500 Index.

WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PERIOD?

The S&P 500 Index continued to lose ground in the second half of 2001 after posting a loss in the first half. The third quarter was particularly brutal, as disappointing news on the economy and corporate earnings combined with the shock of September 11 to drive equity share prices sharply lower. The Index declined 14.68% for its biggest drop since 1987, when it lost over 20% on one fateful October day. The index was already testing lows established in the spring when the terrorist attacks occurred. U.S. stock markets remained closed until the following Monday, when panic selling ensued for the next few trading days. Finally, the index turned up near the end of the quarter, as bargain hunters stepped in and panic subsided.

The only sector showing a gain for the third quarter was healthcare, which advanced 2.2%. Technology led the list of declining sectors, losing 32.6% and accounting for almost one-half of the S&P 500 Index's performance during the quarter. The largest sector, financials, fell 13.3%. Stocks with the greatest impact on performance for the quarter included Microsoft, down 29.9%, General Electric, off 23.7%, and AOL Time Warner, down 37.6%.

The fourth quarter saw a strong rebound in the equity markets, as the Federal Reserve Board continued to cut interest rates, prompting many investors to anticipate an economic recovery in 2002. The Fed trimmed interest rates a total of 11 times in 2001, a record for one calendar year. Investors once again aggressively bought growth stocks, sending the technology sector up 33.8% for the quarter. By the end of the quarter, technology had reclaimed the largest weighting in the index, followed closely by financials. Other positive sectors included consumer cyclicals, up 23.9%, and transportation, which gained 20.4%. Transportation stocks were helped in part by a $15 billion bailout package for the airline industry that was engineered by the Bush administration.

Individual holdings meriting mention included Network Appliance, which took top performance honors for the quarter with a gain of 221.6%. Other strong performers were Palm, up 165.8%, and NVIDIA, with a gain of 143.5%. Detractors included Providian Financial, down 82.4%, and Watson Pharmaceuticals, which fell 42.6%. Enron, the energy trading firm that filed for bankruptcy protection early in December, was dropped from the index soon afterward. The stock shed 97.0% for the quarter. Stocks with the biggest impact on the index's performance included Microsoft, up 29.5%, Intel, with a gain of 53.9%, and Citigroup, which rose 24.6%.

The index had nine new companies added in the third quarter and eight more in the fourth quarter, for a total of 30 during 2001, well below 2000's total of 58 changes. REITs--real estate investment trusts--were added to the index for the first time during the period.

WHAT IS YOUR OUTLOOK?

Given the strong fourth quarter rally, it is evident that investors are expecting an imminent recovery in corporate earnings. The burden will now be on corporations to deliver sufficient earnings growth to justify the advance in share prices. At current levels, valuations for many stocks in the index are fairly rich, and investors could run for cover again if the timetable for recovery is unduly delayed. On the positive side, historically low interest rates should have a stimulative effect on consumer and business spending. The big question now is when we will see those rate cuts kick in and provide a meaningful boost to the economy.

  MASSMUTUAL INDEXED EQUITY FUND
  LARGEST STOCK HOLDINGS (12/31/01)

General Electric Co.
Microsoft Corp.
Exxon Mobil Corp.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Pfizer, Inc.
Intel Corp.
International Business Machines Corp.
American International Group, Inc.
Johnson & Johnson

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Indexed Equity Fund Class S, Class A, Class Y and the S&P 500 Index

  MASSMUTUAL INDEXED EQUITY FUND
  TOTAL RETURN

                                            SINCE INCEPTION
                             ONE YEAR        AVERAGE ANNUAL
                         1/1/01 - 12/31/01  3/1/98 - 12/31/01
  Class S                      -12.33%           3.26%
  Class A                      -12.69%           2.76%
  Class Y                      -12.37%           3.18%
-------------------------------------------------------------
  S&P 500 Index                -11.88%           3.72%
-------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            Class S    Class A  Class Y  S&P 500 Index
3/1/1998    $10,000    $10,000  $10,000    $10,000
12/98       $11,833    $11,770  $11,807    $11,862
12/99       $14,250    $14,107  $14,213    $14,358
12/00       $12,901    $12,714  $12,868    $13,052
12/01       $11,311    $11,101  $11,276    $11,502

Hypothetical Investments in MassMutual Indexed Equity Fund Class L and the S&P 500 Index

  MASSMUTUAL INDEXED EQUITY FUND
  TOTAL RETURN

                                               SINCE INCEPTION
                            ONE YEAR           AVERAGE ANNUAL
                         1/1/01 - 12/31/01    7/1/99 - 12/31/01
  Class L                      -12.46%           -6.29%
---------------------------------------------------------------
  S&P 500 Index                -11.88%           -5.73%
---------------------------------------------------------------

               Class L    S&P 500 Index
7/1/1999       $10,000      $10,000
12/99          $10,738      $10,771
6/00           $10,660      $10,725
12/00           $9,705       $9,791
6/01            $9,028       $9,136
12/01           $8,496       $8,628

Hypothetical Investments in MassMutual Indexed Equity Fund Class Z and the S&P 500 Index

  MASSMUTUAL INDEXED EQUITY FUND
  TOTAL RETURN

                                  SINCE INCEPTION
                                  AVERAGE ANNUAL
                                 5/1/01 - 12/31/01
  Class Z                              -7.33%
--------------------------------------------------
  S&P 500 Index                        -7.23%
--------------------------------------------------

            Class Z     S&P 500 Index
5/1/2001     10,000        10,000
6/01          9,820         9,822
9/01          8,373         8,381
12/01         9,267         9,277

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

  MASSMUTUAL INDEXED EQUITY FUND -- PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                                           NUMBER OF         MARKET
                                                             SHARES           VALUE
                                                           ---------         ------
EQUITIES -- 98.2%
ADVERTISING -- 0.3%
Interpublic Group of
   Companies, Inc.                                            34,733        $1,026,013
Omnicom Group, Inc.                                           15,314         1,368,306
TMP Worldwide, Inc.*                                           9,918           425,482
                                                                            ----------
                                                                             2,819,801
                                                                            ----------
AEROSPACE & DEFENSE -- 1.5%
Boeing Co.                                                    73,940         2,867,393
General Dynamics Corp.                                        16,854         1,342,253
Goodrich (B.F.) Co.                                            8,890           236,652
Honeywell International, Inc.                                 69,810         2,360,974
Lockheed Martin Corp.                                         40,207         1,876,461
Northrop Grumman Corp.                                         9,123           919,690
Raytheon Co.                                                  34,900         1,133,203
Rockwell Collins, Inc.                                        15,632           304,824
TRW, Inc.                                                      8,818           326,619
United Technologies Corp.                                     40,831         2,638,908
                                                                            ----------
                                                                            14,006,977
                                                                            ----------
AIR TRANSPORTATION -- 0.2%
AMR Corp.*                                                    14,364           318,450
Delta Air Lines, Inc.                                         11,116           325,254
Southwest Airlines Co.                                        67,065         1,239,361
US Airways Group, Inc.*                                        4,718            29,912
                                                                            ----------
                                                                             1,912,977
                                                                            ----------
APPAREL, TEXTILES & SHOES -- 0.5%
Gap, Inc.                                                     77,203         1,076,210
Jones Apparel Group, Inc.*                                     9,889           328,018
Liz Claiborne, Inc.                                            5,296           263,476
The Limited, Inc.                                             38,259           563,172
Nike, Inc. Cl. B                                              23,683         1,331,932
Nordstrom, Inc.                                                9,638           194,977
Reebok International
   Limited*                                                    6,500           172,250
VF Corp.                                                       8,502           331,663
                                                                            ----------
                                                                             4,261,698
                                                                            ----------
AUTOMOTIVE & PARTS -- 1.0%
Cooper Tire & Rubber Co.                                       5,230            83,471
Dana Corp.                                                    14,069           195,278
Delphi Automotive
   Systems Corp.                                              49,094           670,624
Ford Motor Corp.                                             162,514         2,554,720
General Motors Corp.                                          48,245         2,344,707
Genuine Parts Co.                                             12,512           459,190
Goodyear Tire & Rubber Co.                                    11,176           266,101
Harley-Davidson, Inc.                                         26,536         1,441,170
Navistar International Corp.                                   6,309           249,205
Paccar, Inc.                                                   7,935          $520,695
Visteon Corp.                                                 10,953           164,733
                                                                            ----------
                                                                             8,949,894
                                                                            ----------
BANKING, SAVINGS & LOANS -- 10.1%
AmSouth Bancorp                                               27,794           525,307
Bank of America Corp.                                        136,127         8,569,195
Bank of New York Co., Inc.                                    61,703         2,517,482
Bank One Corp.                                               104,926         4,097,360
BB&T Corp.                                                    35,816         1,293,316
Capital One Financial Corp.                                   17,946           968,187
Charter One Financial, Inc.                                   16,372           444,500
Citigroup, Inc.                                              451,341        22,783,694
Comerica, Inc.                                                17,476         1,001,375
Federal Home Loan
   Mortgage Corp.                                             60,628         3,965,071
Federal National
   Mortgage Association                                       87,079         6,922,780
Fifth Third Bancorp                                           52,488         3,232,211
Fleet Boston Financial Corp.                                  93,715         3,420,597
Golden West Financial Corp.                                   14,179           834,434
J.P. Morgan Chase & Co.                                      171,126         6,220,430
KeyCorp                                                       39,768           967,953
Mellon Financial Corp.                                        39,968         1,503,596
National City Corp.                                           53,971         1,578,112
Northern Trust Corp.                                          20,893         1,258,176
Providian Financial Corp.                                     23,004            81,664
Regions Financial Corp.                                       21,390           642,556
SouthTrust Corp.                                              33,394           823,830
State Street Corp.                                            27,068         1,414,303
SunTrust Banks, Inc.                                          26,934         1,688,762
Synovus Financial Corp.                                       21,999           551,075
U.S. Bancorp                                                 175,134         3,665,555
Union Planters Corp.                                           9,639           435,008
Wachovia Corp.                                               123,048         3,858,785
Washington Mutual, Inc.                                       76,052         2,486,900
Wells Fargo & Co.                                            151,146         6,567,294
Zions Bancorp                                                  9,700           510,026
                                                                            ----------
                                                                            94,829,534
                                                                            ----------
BEVERAGES -- 2.5%
Anheuser-Busch
   Companies, Inc.                                            79,796         3,607,577
Brown-Forman Corp. Cl. B                                       4,921           308,055
The Coca-Cola Co.                                            220,772        10,409,400
Coca-Cola Enterprises, Inc.                                   35,643           675,078
Coors (Adolph) Co. Cl. B                                       3,465           185,031
The Pepsi Bottling
   Group, Inc.                                                23,782           558,877
PepsiCo, Inc.                                                152,166         7,408,963
                                                                            ----------
                                                                            23,152,981
                                                                            ----------
BROADCASTING, PUBLISHING & PRINTING -- 3.3%
American Greetings
   Corp. Cl. A                                                 4,514           $62,203
AOL Time Warner, Inc.*                                       388,194        12,461,027
Clear Channel
   Communications, Inc.*                                      51,421         2,617,843
Comcast Corp. Cl. A*                                          85,286         3,070,296
Dow Jones & Co., Inc.                                          6,357           347,919
Gannett Co., Inc.                                             23,671         1,591,401
Knight Ridder, Inc.                                            7,837           508,856
The McGraw-Hill
   Companies, Inc.                                            18,444         1,124,715
Meredith Corp.                                                 3,689           131,513
New York Times Co. Cl. A                                      13,900           601,175
Tribune Co.                                                   25,295           946,792
Univision Communications,
   Inc. Cl. A*                                                17,500           708,050
Viacom, Inc. Cl. B*                                          157,918         6,972,080
                                                                            ----------
                                                                            31,143,870
                                                                            ----------
BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.                                        7,484            63,165
Masco Corp.                                                   38,492           943,054
Vulcan Materials Co.                                           7,078           339,319
                                                                            ----------
                                                                             1,345,538
                                                                            ----------
CHEMICALS -- 1.2%
Air Products and
   Chemicals, Inc.                                            19,905           933,744
Ashland, Inc.                                                  8,125           374,400
Dow Chemical Co.                                              82,120         2,774,014
Du Pont (E.I.) de Nemours
   and Co.                                                    92,150         3,917,297
Eastman Chemical Co.                                           5,535           215,976
Engelhard Corp.                                                9,025           249,812
Great Lakes Chemical Corp.                                     3,896            94,595
Hercules, Inc.*                                               10,889           108,890
International Flavors &
   Fragrances, Inc.                                            7,382           219,319
PPG Industries, Inc.                                          16,108           833,106
Praxair, Inc.                                                 14,878           822,009
Rohm & Haas Co.                                               21,584           747,454
                                                                            ----------
                                                                            11,290,616
                                                                            ----------
COMMERCIAL SERVICES -- 1.2%
Allied Waste Industries, Inc.*                                16,934           238,092
Block (H & R), Inc.                                           15,648           699,466
Cendant Corp.*                                                85,744         1,681,440
Cintas Corp.                                                  15,600           754,884
Concord EFS, Inc.*                                            46,146         1,512,666
Convergys Corp.*                                              14,771           553,765
Donnelley (R.R.) & Sons Co.                                    8,615           255,779

    The accompanying notes are an integral part of the financial statements.


                                     92

Ecolab, Inc.                                                   9,229          $371,467
Equifax, Inc.                                                 10,049           242,683
Fluor Corp.                 `                                  7,035           263,109
Moody's Corp.                                                 11,486           457,832
Paychex, Inc.                                                 33,906         1,188,066
PerkinElmer, Inc.                                             12,174           426,333
Quintiles
   Transnational Corp.*                                       11,503           184,968
Robert Half
   International, Inc.*                                       13,900           371,130
Ryder System, Inc.                                             4,905           108,646
Waste Management, Inc.                                        57,197         1,825,156
                                                                            ----------
                                                                            11,135,482
                                                                            ----------
COMMUNICATIONS -- 2.4%
ADC
   Telecommunications, Inc.*                                  72,692           334,383
Andrew Corp.*                                                  7,042           154,149
Avaya, Inc.*                                                  28,337           344,295
Ciena Corp.*                                                  28,100           402,111
Citizens
   Communications Co.*                                        21,400           228,124
Lucent Technologies, Inc.                                    306,852         1,930,099
Network Appliance, Inc.*                                      30,338           663,492
Nextel Communications,
   Inc. Cl. A*                                                74,139           812,563
Nortel Networks Corp.                                        281,732         2,112,990
Qualcomm, Inc.*                                               66,509         3,358,704
SBC Communications, Inc.                                     294,309        11,528,083
Scientific-Atlanta, Inc.                                      13,881           332,311
Tellabs, Inc.*                                                36,023           541,426
                                                                            ----------
                                                                            22,742,730
                                                                            ----------
COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                               195,702         2,939,444
                                                                            ----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.6%
Autodesk, Inc.                                                 6,003           223,732
Computer Sciences Corp.*                                      15,096           739,402
Parametric
   Technology Corp.*                                          24,388           190,470
Sapient Corp.*                                                 8,808            67,998
Sun Microsystems, Inc.*                                      278,604         3,437,973
Teradyne, Inc.*                                               17,306           521,603
Unisys Corp.*                                                 24,051           301,600
                                                                            ----------
                                                                             5,482,778
                                                                            ----------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                                     7,740           263,005
                                                                            ----------
COMPUTERS & INFORMATION -- 2.8%
Apple Computer, Inc.*                                         32,275           706,822
Cisco Systems, Inc.*                                         647,687        11,729,612
Compaq Computer Corp.                                        143,099         1,396,646
Comverse Technology, Inc.*                                    17,729           396,598
Dell Computer Corp.*                                         228,148        $6,201,063
EMC Corp.*                                                   191,933         2,579,580
Gateway, Inc.*                                                26,868           216,019
International Game
   Technology*                                                 6,989           477,349
Jabil Circuit, Inc.*                                          15,800           358,976
Lexmark International
   Group, Inc.*                                               11,328           668,352
Palm, Inc.*                                                   46,254           179,466
Solectron Corp.*                                              69,753           786,814
Symbol Technologies, Inc.                                     19,800           314,424
                                                                            ----------
                                                                            26,011,721
                                                                            ----------
COMPUTERS & OFFICE EQUIPMENT -- 2.8%
Electronic Data
   Systems Corp.                                              40,823         2,798,417
Hewlett-Packard Co.                                          173,334         3,560,280
International Business
   Machines Corp.                                            151,102        18,277,298
Pitney Bowes, Inc.                                            23,055           867,099
Xerox Corp.                                                   67,577           704,152
                                                                            ----------
                                                                            26,207,246
                                                                            ----------
CONTAINERS -- 0.1%
Ball Corp.                                                     3,252           229,916
Bemis Co., Inc.                                                3,794           186,589
Pactiv Corp.*                                                 12,098           214,739
Sealed Air Corp.*                                              6,748           275,453
Temple-Inland, Inc.                                            3,693           209,504
                                                                            ----------
                                                                             1,116,201
                                                                            ----------
COSMETICS & PERSONAL CARE -- 2.0%
Alberto-Culver Co. Cl. B                                       3,998           178,871
Avon Products, Inc.                                           20,919           972,733
Colgate-Palmolive Co.                                         48,319         2,790,422
The Gillette Co.                                              95,244         3,181,150
Kimberly-Clark Corp.                                          47,481         2,839,364
The Procter & Gamble Co.                                     113,310         8,966,220
                                                                            ----------
                                                                            18,928,760
                                                                            ----------
DATA PROCESSING & PREPARATION -- 0.8%
Automatic Data
   Processing, Inc.                                           55,308         3,257,641
Deluxe Corp.                                                   5,128           213,222
First Data Corp.                                              34,428         2,700,877
Fiserv, Inc.*                                                 17,501           740,642
IMS Health, Inc.                                              28,425           554,572
NCR Corp.*                                                     6,868           253,154
                                                                            ----------
                                                                             7,720,108
                                                                            ----------
ELECTRIC UTILITIES -- 2.4%
AES Corp.*                                                    45,653           746,427
Allegheny Energy, Inc.                                         8,500           307,870
Ameren Corp.                                                   9,842           416,317
American Electric Power Co.                                   29,908         1,301,895
Calpine Corp.*                                                24,179          $405,965
Cinergy Corp.                                                 16,781           560,989
CMS Energy Corp.                                              14,154           340,121
Consolidated Edison, Inc.                                     17,674           713,323
Constellation Energy
   Group, Inc.                                                13,164           349,504
Dominion Resources, Inc.                                      24,320         1,461,632
DTE Energy Co.                                                11,752           492,879
Duke Energy Corp.                                             68,098         2,673,527
Edison International*                                         28,487           430,154
Entergy Corp.                                                 16,406           641,639
Exelon Corp.                                                  29,674         1,420,791
FirstEnergy Corp.                                             28,687         1,003,471
FPL Group, Inc.                                               15,615           880,686
Mirant Corp.*                                                 39,788           637,404
Niagara Mohawk
   Holdings, Inc.*                                            12,404           219,923
NiSource, Inc.                                                18,085           417,040
PG&E Corp.*                                                   33,081           636,478
Pinnacle West Capital Corp.                                    6,050           253,192
PPL Corp.                                                     13,955           486,332
Progress Energy, Inc.                                         20,021           901,546
Public Service Enterprise
   Group, Inc.                                                20,082           847,260
Reliant Energy, Inc.                                          25,222           668,887
Southern Co.                                                  63,446         1,608,356
Teco Energy, Inc.                                             15,800           414,592
TXU Corp.                                                     24,566         1,158,287
                                                                            ----------
                                                                            22,396,487
                                                                            ----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.3%
Advanced Micro
   Devices, Inc.*                                             31,042           492,326
Altera Corp.*                                                 33,204           703,925
American Power
   Conversion Corp.*                                          18,542           268,117
Analog Devices, Inc.*                                         29,925         1,328,371
Applied Micro
   Circuits Corp.*                                            26,400           298,848
Broadcom Corp. Cl. A*                                         23,300           954,834
Conexant Systems, Inc.*                                       23,684           340,102
Emerson Electric Co.                                          38,554         2,201,433
General Electric Co.                                         871,975        34,948,758
Intel Corp.                                                  589,132        18,528,201
JDS Uniphase Corp.*                                          108,076           943,503
Johnson Controls, Inc.                                         8,451           682,418
Kla-Tencor Corp.*                                             16,428           814,172
Linear Technology Corp.                                       28,649         1,118,457
LSI Logic Corp.*                                              32,242           508,779
Maxim Integrated
   Products, Inc.*                                            29,299         1,538,490
Micron Technology, Inc.*                                      50,380         1,561,780
Molex, Inc.                                                   17,547           543,080


    The accompanying notes are an integral part of the financial statements.


                                      93


National
Semiconductor Corp.*                                          16,412          $505,325
Novellus Systems, Inc.*                                       12,731           502,238
Nvidia Corp.*                                                 13,300           889,770
PMC-Sierra, Inc.*                                             14,879           316,328
Power-One, Inc.*                                               7,100            73,911
Qlogic Corp.*                                                  8,800           391,688
Rockwell International Corp.                                  15,632           279,188
Sanmina-SCI Corp.*                                            46,424           923,838
Texas Instruments, Inc.                                      150,569         4,215,932
Thomas & Betts Corp.                                           4,102            86,757
Vitesse
   Semiconductor Corp.*                                       17,100           213,066
Xilinx, Inc.*                                                 29,368         1,146,820
                                                                            ----------
                                                                            77,320,455
                                                                            ----------
ENERGY -- 6.7%
Amerada Hess Corp.                                             7,560           472,500
Anadarko Petroleum Corp.                                      20,454         1,162,810
Apache Corp.                                                  12,541           625,550
Burlington Resources, Inc.                                    16,380           614,905
ChevronTexaco Corp.                                           92,829         8,318,407
Conoco, Inc.                                                  57,303         1,621,675
Devon Energy Corp.                                            11,700           452,205
Dynegy, Inc.                                                  28,836           735,318
El Paso Corp.                                                 45,535         2,031,316
EOG Resources, Inc.                                           11,700           457,587
Exxon Mobil Corp.                                            599,698        23,568,131
Halliburton Co.                                               36,384           476,630
Kerr-McGee Corp.                                               8,766           480,377
KeySpan Corp.                                                 11,100           384,615
Kinder Morgan, Inc.                                           11,000           612,590
Nabors Industries, Inc.*                                      14,369           493,288
Nicor, Inc.                                                    3,282           136,662
Noble Drilling Corp.*                                         13,500           459,540
Occidental Petroleum Corp.                                    36,551           969,698
Peoples Energy Corp.                                           2,562            97,177
Phillips Petroleum Co.                                        31,752         1,913,376
Rowan Companies, Inc.*                                         9,866           191,104
Royal Dutch Petroleum Co.
   NY Shares                                                 189,215         9,275,319
Schlumberger Limited                                          48,505         2,665,350
Sempra Energy                                                 14,661           359,928
Sunoco, Inc.                                                   7,056           263,471
Transocean Sedco
   Forex, Inc.                                                27,672           935,867
Unocal Corp.                                                  19,029           686,376
USX-Marathon Group, Inc.                                      26,951           808,530
The Williams
   Companies, Inc.                                            46,780         1,193,826
Xcel Energy, Inc.                                             27,987           776,359
                                                                            ----------
                                                                            63,240,487
                                                                            ----------
ENTERTAINMENT & LEISURE -- 0.6%
Brunswick Corp.                                                6,255          $136,109
Carnival Corp.                                                52,768         1,481,725
The Disney (Walt) Co.                                        177,070         3,668,890
Harrah's
   Entertainment, Inc.*                                       10,816           400,300
                                                                            ----------
                                                                             5,687,024
                                                                            ----------
FINANCIAL SERVICES -- 2.9%
American Express Co.                                         115,560         4,124,336
Bear Stearns
   Companies, Inc.                                             8,895           521,603
Countrywide Credit
   Industries, Inc.                                            9,400           385,118
Franklin Resources, Inc.                                      21,030           741,728
Household
   International, Inc.                                        41,536         2,406,596
Huntington Bancshares, Inc.                                   17,321           297,748
Lehman Brothers
   Holdings, Inc.                                             20,318         1,357,242
MBNA Corp.                                                    75,864         2,670,413
Merrill Lynch & Co., Inc.                                     73,270         3,818,832
Morgan Stanley Dean
   Witter & Co.                                               97,599         5,459,688
PNC Financial Services
   Group, Inc.                                                24,513         1,377,631
Price (T. Rowe) Group, Inc.                                   12,713           441,522
The Schwab (Charles) Corp.                                   123,605         1,912,169
Stillwell Financial, Inc.                                     18,794           511,573
USA Education, Inc.                                           13,777         1,157,544
                                                                            ----------
                                                                            27,183,743
                                                                            ----------
FOODS -- 1.7%
Archer-Daniels-Midland Co.                                    53,279           764,554
Campbell Soup Co.                                             33,446           999,032
ConAgra Foods, Inc.                                           47,969         1,140,223
General Mills, Inc.                                           33,351         1,734,586
Heinz (H. J.) Co.                                             32,422         1,333,193
Hershey Foods Corp.                                           12,542           849,093
Kellogg Co.                                                   37,716         1,135,252
The Kroger Co.*                                               74,375         1,552,206
Safeway, Inc.*                                                42,377         1,769,240
Sara Lee Corp.                                                71,436         1,588,022
Starbucks Corp.*                                              33,648           640,994
SuperValu, Inc.                                               11,432           252,876
Sysco Corp.                                                   61,178         1,604,087
Wrigley (Wm.) Jr. Co.                                         17,304           888,906
                                                                            ----------
                                                                            16,252,264
                                                                            ----------
FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                                            7,301           248,307
Georgia-Pacific Corp.                                         19,972           551,427
International Paper Co.                                       43,951         1,773,423
Mead Corp.                                                     7,282           224,941
Westvaco Corp.                                                 7,178          $204,214
Weyerhaeuser Co.                                              20,811         1,125,459
Willamette Industries, Inc.                                   11,296           588,748
                                                                            ----------
                                                                             4,716,519
                                                                            ----------
HEALTHCARE -- 0.8%
Health Management
   Associates, Inc. Cl. A*                                    21,200           390,080
HCA, Inc.                                                     47,385         1,826,218
Healthsouth Corp.*                                            38,081           564,360
Humana, Inc.*                                                 12,196           143,791
Manor Care, Inc.*                                              8,681           205,827
Tenet Healthcare Corp.*                                       29,352         1,723,549
UnitedHealth Group, Inc.                                      26,374         1,866,488
Wellpoint Health
   Networks, Inc.*                                             5,310           620,473
                                                                            ----------
                                                                             7,340,786
                                                                            ----------
HOME CONSTRUCTION, FURNISHINGS
   & APPLIANCES -- 0.2%
Centex Corp.                                                   6,305           359,952
KB Home                                                        5,585           223,958
Leggett & Platt, Inc.                                         14,047           323,081
Maytag Corp.                                                   5,838           181,153
Pulte Homes, Inc.                                              4,573           204,276
Whirlpool Corp.                                                6,729           493,438
                                                                            ----------
                                                                             1,785,858
                                                                            ----------
HOUSEHOLD PRODUCTS -- 0.7%
Black & Decker Corp.                                           8,050           303,726
The Clorox Co.                                                19,315           763,908
Corning, Inc.                                                 77,661           692,736
Fortune Brands, Inc.                                          11,380           450,534
Newell Rubbermaid, Inc.                                       25,271           696,721
Sherwin-Williams Co.                                          11,789           324,197
Snap-On, Inc.                                                  4,103           138,107
The Stanley Works                                              6,255           291,295
Tupperware Corp.                                               4,102            78,963
Unilever NV NY Shares                                         51,910         2,990,535
                                                                            ----------
                                                                             6,730,722
                                                                            ----------
INDUSTRIAL-DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                          9,666           463,968
                                                                            ----------
INDUSTRIAL-DIVERSIFIED -- 2.0%
Cooper Industries, Inc.                                        9,265           323,534
Danaher Corp.                                                 13,250           799,108
Eaton Corp.                                                    5,128           381,574
Illinois Tool Works, Inc.                                     27,633         1,871,307
ITT Industries, Inc.                                           8,755           442,128
McDermott
   International, Inc.*                                        4,606            56,516
Minnesota Mining &
   Manufacturing Co.                                          33,799         3,995,380
Textron, Inc.                                                 13,855           574,428

       The accompanying notes are an integral part of the financial statements.

                                     94


Tyco International Limited                                   174,454       $10,275,341
                                                                            ----------
                                                                            18,719,316
                                                                            ----------
INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                                 50,660           898,708
                                                                            ----------
INSURANCE -- 4.4%
Aetna, Inc.                                                   13,249           437,085
AFLAC, Inc.                                                   48,238         1,184,725
Allstate Corp.                                                65,215         2,197,746
Ambac Financial Group, Inc.                                    8,100           468,666
American International
   Group, Inc.                                               229,208        18,199,115
Aon Corp.                                                     24,452           868,535
Chubb Corp.                                                   16,309         1,125,321
Cigna Corp.                                                   12,688         1,175,543
Cincinnati Financial Corp.                                    11,484           438,115
Conseco, Inc.*                                                29,075           129,675
The Hartford Financial
   Services Group, Inc.                                       22,234         1,396,962
Jefferson-Pilot Corp.                                         13,073           604,888
John Hancock Financial
   Services, Inc.                                             27,979         1,155,533
Lincoln National Corp.                                        15,739           764,443
Loews Corp.                                                   16,648           921,966
Marsh & McLennan
   Companies, Inc.                                            24,576         2,640,691
MBIA, Inc.                                                    11,511           617,335
Metlife, Inc.                                                 67,100         2,125,728
MGIC Investment Corp.                                          8,987           554,678
Progressive Corp.                                              6,329           944,920
Safeco Corp.                                                  13,325           415,074
The St. Paul Companies, Inc.                                  20,075           882,698
Torchmark Corp.                                                9,126           358,926
UnumProvident Corp.                                           18,625           493,749
XL Capital Limited Cl. A                                      11,600         1,059,776
                                                                            ----------
                                                                            41,161,893
                                                                            ----------
LODGING -- 0.2%
Hilton Hotels Corp.                                           26,151           285,569
Marriott International,
   Inc. Cl. A                                                 23,123           939,950
Starwood Hotels & Resorts
   Worldwide, Inc.                                            17,827           532,136
                                                                            ----------
                                                                             1,757,655
                                                                            ----------
MACHINERY & COMPONENTS -- 0.6%
Baker Hughes, Inc.                                            26,983           984,070
Caterpillar, Inc.                                             30,216         1,578,786
Cummins, Inc.                                                  3,773           145,411
Deere & Co.                                                   20,113           878,134
Dover Corp.                                                   17,159           636,084
Ingersoll-Rand Co.                                            16,186           676,737
Pall Corp.                                                     8,718           209,755
Parker-Hannifin Corp.                                         11,898           546,237
                                                                            ----------
                                                                             5,655,214
                                                                            ----------
MANUFACTURING -- 0.4%
Applied Materials, Inc.*                                      70,526        $2,828,093
Avery-Dennison Corp.                                           7,998           452,127
Millipore Corp.                                                4,281           259,857
                                                                             3,540,077
MEDICAL SUPPLIES -- 2.0%
Agilent Technologies, Inc.*                                   42,105         1,200,414
Allergan, Inc.                                                10,929           820,221
Applied Biosystems
   Group-Applera Corp.                                        18,668           733,092
Bard (C.R.), Inc.                                              5,489           354,041
Bausch & Lomb, Inc.                                            5,194           195,606
Baxter International, Inc.                                    52,826         2,833,058
Becton, Dickinson and Co.                                     20,246           671,155
Biomet, Inc.                                                  24,994           772,315
Boston Scientific Corp.*                                      36,820           888,098
Guidant Corp.*                                                25,541         1,271,942
Medtronic, Inc.                                              108,014         5,531,397
St. Jude Medical, Inc.*                                        7,148           555,042
Stryker Corp.                                                 16,301           951,489
Tektronix, Inc.*                                               8,170           210,623
Thermo Electron Corp.*                                        16,375           390,708
Waters Corp.*                                                 11,500           445,625
Zimmer Holdings, Inc.*                                        16,778           512,400
                                                                            ----------
                                                                            18,337,226
                                                                            ----------
METALS & MINING -- 0.7%
Alcan Aluminum Limited                                        27,028           971,116
Alcoa, Inc.                                                   76,966         2,736,141
Allegheny Technologies, Inc.                                   5,947            99,612
Barrick Gold Corp.                                            47,229           753,303
Crane Co.                                                      4,707           120,687
Freeport-McMoran Copper
   & Gold, Inc. Cl. B*                                        11,383           152,418
Inco Limited*                                                 13,721           232,434
Newmont Mining Corp.                                          20,197           385,965
Nucor Corp.                                                    8,250           436,920
Phelps Dodge Corp.                                             5,739           185,944
Placer Dome, Inc.                                             23,178           252,872
USX-U.S. Steel Group, Inc.                                     6,256           113,296
Worthington Industries, Inc.                                   6,352            90,198
                                                                            ----------
                                                                             6,530,906
                                                                            ----------
PHARMACEUTICALS -- 11.4%
Abbott Laboratories                                          138,137         7,701,138
American Home
   Products Corp.                                            117,404         7,203,909
AmerisourceBergen Corp.                                        8,016           509,417
Amgen, Inc.*                                                  91,014         5,136,830
Biogen, Inc.*                                                 11,462           657,346
Bristol-Myers Squibb Co.                                     171,984         8,771,184
Cardinal Health, Inc.                                         39,779         2,572,110
Chiron Corp.*                                                 17,500          w767,200
Eli Lilly & Co.                                               99,995        $7,853,607
Forest Laboratories,
   Inc. Cl. A*                                                15,000         1,229,250
Genzyme Corp.*                                                17,900         1,071,494
Immunex Corp.*                                                47,700         1,321,767
Johnson & Johnson                                            268,700        15,880,170
King Pharmaceuticals, Inc.*                                   19,948           840,409
McKesson HBOC, Inc.                                           24,098           901,265
Medimmune, Inc.*                                              19,769           916,293
Merck & Co., Inc.                                            198,962        11,698,966
Pfizer, Inc.                                                 555,243        22,126,434
Pharmacia Corp.                                              114,242         4,872,421
Schering-Plough Corp.                                        130,686         4,679,866
Sigma-Aldrich Corp.                                            7,951           313,349
Watson
   Pharmaceutical, Inc.*                                       8,671           272,183
                                                                           -----------
                                                                           107,296,608
                                                                           -----------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                             26,647           784,221
                                                                           -----------
PREPACKAGED SOFTWARE -- 5.0%
Adobe Systems, Inc.                                           22,122           686,888
BMC Software, Inc.*                                           19,631           321,359
Citrix Systems, Inc.*                                         16,227           367,704
Computer Associates
   International, Inc.                                        51,139         1,763,784
Compuware Corp.*                                              33,337           393,043
Intuit, Inc.*                                                 18,900           808,164
Microsoft Corp.*                                             473,395        31,371,887
Novell, Inc.*                                                 31,182           143,125
Oracle Corp.*                                                492,328         6,799,050
Peoplesoft, Inc.*                                             26,387         1,060,757
Siebel Systems, Inc.*                                         41,962         1,174,097
Veritas Software Corp.*                                       35,290         1,581,698
                                                                           -----------
                                                                            46,471,556
                                                                           -----------
REAL ESTATE -- 0.2%
Equity Office
   Properties Trust                                           34,800         1,046,784
Equity Residential
   Properties Trust                                           22,900           657,459
                                                                           -----------
                                                                             1,704,243
                                                                           -----------
RESTAURANTS -- 0.4%
Darden Restaurants, Inc.                                      12,419           439,633
McDonald's Corp.                                             112,260         2,971,522
Tricon Global
   Restaurants, Inc.*                                         10,760           529,392
Wendy's International, Inc.                                    8,501           247,974
                                                                           -----------
                                                                             4,188,521
                                                                           -----------

    The accompanying notes are an integral part of the financial statements.


                                      95

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                            ---------         --------
RETAIL -- 6.3%
AutoZone, Inc.*                                               10,536          $756,485
Bed Bath & Beyond, Inc.*                                      27,096           918,554
Best Buy Co., Inc.*                                           17,961         1,337,735
Big Lots, Inc.                                                 7,996            83,158
Circuit City Stores-Circuit
   City Group                                                 16,959           440,086
Costco Wholesale Corp.*                                       40,389         1,792,464
CVS Corp.                                                     33,789         1,000,154
Dillards, Inc. Cl. A                                           7,565           121,040
Dollar General Corp.                                          27,731           413,192
Family Dollar Stores, Inc.                                    12,124           363,478
Federated Department
   Stores, Inc.*                                              14,978           612,600
The Home Depot, Inc.                                         205,087        10,461,488
K Mart Corp.*                                                 52,450           286,377
Kohls Corp.*                                                  28,376         1,998,805
Lowe's Companies, Inc.                                        67,050         3,111,791
The May Department
   Stores Co.                                                 27,887         1,031,261
Office Depot, Inc.*                                           23,359           433,076
Penney (J.C.) Co., Inc.                                       24,861           668,761
RadioShack Corp.                                              17,030           512,603
Sears, Roebuck and Co.                                        30,023         1,430,296
Staples, Inc.*                                                42,456           793,927
Target Corp.                                                  81,310         3,337,776
Tiffany & Co.                                                 10,156           319,609
TJX Companies, Inc.                                           22,930           913,990
Toys R Us, Inc.*                                              18,682           387,465
Walgreen Co.                                                  91,580         3,082,583
Wal-Mart Stores, Inc.                                        391,273        22,517,761
                                                                           -----------
                                                                            59,126,515
                                                                           -----------
RETAIL-GROCERY -- 0.1%
Albertson's, Inc.                                             37,148         1,169,791
Winn-Dixie Stores, Inc.                                       12,955           184,609
                                                                           -----------
                                                                             1,354,400
                                                                           -----------
TELEPHONE UTILITIES -- 4.1%
Alltel Corp.                                                  28,057         1,731,959
AT&T Corp.                                                   314,169         5,699,026
AT&T Wireless
   Services, Inc.*                                           219,526         3,154,589
BellSouth Corp.                                              167,823         6,402,447
CenturyTel, Inc.                                              10,248           336,134
Qwest Communications
   International, Inc.                                       140,721         1,988,388
Sprint Corp. (FON Group)                                      79,848         1,603,348
Sprint Corp. (PCS Group)*                                     85,217         2,080,147
Verizon
   Communications, Inc.                                      237,183        11,256,705
WorldCom, Inc.*                                              263,057         3,703,843
                                                                           -----------
                                                                            37,956,586
                                                                           -----------
TOBACCO -- 1.0%
Philip Morris
   Companies, Inc.                                           188,939         8,662,853
UST, Inc.                                                     14,087          $493,045
                                                                           -----------
                                                                             9,155,898
                                                                           -----------
TOYS, GAMES -- 0.1%
Hasbro, Inc.                                                  12,204           198,071
Mattel, Inc.                                                  36,652           630,414
                                                                           -----------
                                                                               828,485
                                                                           -----------
TRANSPORTATION -- 0.5%
Burlington Northern Santa
   Fe Corp.                                                   33,756           963,059
CSX Corp.                                                     18,086           633,914
FedEx Corp.*                                                  25,712         1,333,939
Norfolk Southern Corp.                                        32,377           593,470
Union Pacific Corp.                                           22,438         1,278,966
                                                                           -----------
                                                                             4,803,348
                                                                           -----------
TRAVEL -- 0.1%
Sabre Holdings Corp.*                                         12,028           509,386
                                                                           -----------
TOTAL EQUITIES
(COST $1,015,542,322)                                                      920,160,436
                                                                           ===========
RIGHTS -- 0.0%
ELECTRIC UTILITIES -- 0.0%
Progress Energy, Inc.                                          6,774              --
                                                                           -----------
TOTAL RIGHTS
(COST $0)                                                                         --
                                                                           -----------

                                                          PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS -- 8.4%
CASH EQUIVALENTS -- 5.2%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                                      $3,174,751         3,174,751
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                                       1,133,840         1,133,840
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                                       4,535,359         4,535,359
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                                       4,217,884         4,217,884
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                                       2,494,448         2,494,448
First Union II Bank Note
   1.680% 03/12/2002                                         287,680           287,680
Fleet National Bank Note
   1.950% 04/30/2002                                         204,199           204,199
GMAC Bank Note
   1.790% 03/08/2002                                         483,840           483,840
Goldman Sachs Bank Note
   1.680% 02/05/2002                                         267,680           267,680
Goldman Sachs MTN Bank
   Note
   2.010% 03/21/2002                                         $48,293           $48,293
Merrill Lynch Bank Note
   1.620% 04/05/2002                                       1,040,913         1,040,913
Merrill Lynch Bank Note
   1.640% 11/26/2002                                         907,072           907,072
Merrimac Money
   Market Fund                                            25,939,367        25,939,367
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                                         680,304           680,304
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                                       2,267,680         2,267,680
US Bank
   1.590% 11/06/2002                                         680,304           680,304
                                                                           -----------
                                                                            48,363,614
                                                                           -----------
REPURCHASE AGREEMENT -- 3.0%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002(a)                                      28,304,660        28,304,660
                                                                           -----------
U.S. TREASURY BILLS -- 0.2%
U.S. Treasury Bill***
   1.550% 01/17/2002                                         250,000           249,828
U.S. Treasury Bill***
   1.600% 01/17/2002                                          45,000            44,968
U.S. Treasury Bill***
   1.650% 01/17/2002                                         570,000           569,582
U.S. Treasury Bill***
   1.650% 01/17/2002                                          30,000            29,978
U.S. Treasury Bill***
   2.150% 01/17/2002                                         950,000           949,092
                                                                           -----------
                                                                             1,843,448
                                                                           -----------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                         78,511,722
                                                                           -----------
TOTAL INVESTMENTS -- 106.6%
(COST $1,094,054,044)****                                                  998,672,158
OTHER ASSETS/
(LIABILITIES)-- (6.6%)                                                     (61,431,867)
                                                                          ------------
NET ASSETS-- 100.0%                                                       $937,240,291
                                                                           ===========

NOTES TO PORTFOLIO OF INVESTMENTS

*    Non-income producing security.
**   Represents investment of security lending collateral. (NOTE 2).
*** This security is held as collateral for open futures contracts. (NOTE 2). **** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $28,306,861. Collateralized by U.S. Government Agency obligations with a rate of 6.500%-7.000%, maturity dates of 04/01/ 2009 - 02/16/2031, and aggregate market value, including accrued interest, of $29,720,632.

    The accompanying notes are an integral part of the financial statements.

 MASSMUTUAL INDEXED EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                   DECEMBER 31, 2001
                                                                   -----------------
ASSETS:
        Investments, at value (cost $1,015,542,322) (NOTE 2)          $920,160,436
        Short-term investments, at amortized cost (NOTE 2)              78,511,722
                                                                    --------------
            Total Investments (including securities on
              loan with market values of $46,345,582)                  998,672,158
        Receivables from:
            Investments sold                                               277,765
            Fund shares sold                                             1,774,286
            Interest and dividends                                       1,012,006
            Foreign taxes withheld                                           2,320
                                                                    --------------
                 Total assets                                        1,001,738,535
                                                                    --------------
LIABILITIES:
        Payables for:
            Investments purchased                                       14,191,910
            Fund shares repurchased                                      1,357,632
            Variation margin on open futures contracts (Note 2)            142,386
            Securities on loan (NOTE 2)                                 48,363,614
            Directors' fees and expenses (NOTE 3)                            9,905
            Affiliates (NOTE 3):
                 Investment management fees                                 78,403
                 Administration fees                                       257,476
                 Service fees                                               44,023
        Accrued expenses and other liabilities                              52,895
                                                                    --------------
                 Total liabilities                                      64,498,244
                                                                    --------------
        NET ASSETS                                                  $  937,240,291
                                                                    ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                             $1,045,696,098
        Undistributed net investment income                                 59,888
        Accumulated net realized loss on investments
          and futures contracts                                        (13,058,144)
        Net unrealized depreciation on investments
          and futures contracts                                        (95,457,551)
                                                                    --------------
                                                                    $  937,240,291
                                                                    ==============
NET ASSETS:
        Class A                                                     $   81,681,601
                                                                    ==============
        Class L                                                     $   40,419,945
                                                                    ==============
        Class Y                                                     $  172,244,107
                                                                    ==============
        Class S                                                     $  642,799,171
                                                                    ==============
        Class Z                                                     $       95,467
                                                                    ==============
SHARES OUTSTANDING:
        Class A                                                          7,741,934
                                                                    ==============
        Class L                                                          3,819,277
                                                                    ==============
        Class Y                                                         16,250,384
                                                                    ==============
        Class S                                                         60,171,514
                                                                    ==============
        Class Z                                                              8,937
                                                                    ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                     $        10.55
                                                                    ==============
        Class L                                                     $        10.58
                                                                    ==============
        Class Y                                                     $        10.60
                                                                    ==============
        Class S                                                     $        10.68
                                                                    ==============
        Class Z                                                     $        10.68
                                                                    ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                 DECEMBER 31, 2001
                                                                 -----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $54,261)                $  11,920,048
        Interest (including securities lending income of $82,143)          454,163
                                                                     -------------
                Total investment income                                 12,374,211
                                                                     -------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                916,376
        Custody fees                                                        93,654
        Shareholder reporting fees                                          59,013
        Audit and legal fees                                                51,439
        Directors' fees (NOTE 3)                                            19,134
                                                                     -------------
                                                                         1,139,616
        Administration fees (NOTE 3):
            Class A                                                        262,924
            Class L                                                        175,570
            Class Y                                                        484,049
            Class S                                                      2,032,226
            Class Z                                                             55*
        Service fees (NOTE 3):
            Class A                                                        137,025
                                                                     -------------
                Total expenses                                           4,231,465
                                                                     -------------
                NET INVESTMENT INCOME                                    8,142,746
                                                                     -------------
        Net realized loss on:
            Investment transactions                                     (9,462,531)
            Closed futures contracts                                    (1,435,314)
                                                                     -------------
                Net realized loss                                      (10,897,845)
                                                                     -------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                               (119,815,858)
            Open futures contracts                                         344,779
                                                                     -------------
                Net unrealized loss                                   (119,471,079)
                                                                     -------------
                NET REALIZED AND UNREALIZED LOSS                      (130,368,924)
                                                                     -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $(122,226,178)
                                                                     =============

  * FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER, 2001.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED           YEAR ENDED
                                                                                       DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                       -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                          $     8,142,746       $     7,378,800
        Net realized gain (loss) on investment transactions and futures contracts          (10,897,845)            8,763,028
        Net change in unrealized appreciation (depreciation) on investments
           and futures contracts                                                          (119,471,079)         (113,116,265)
                                                                                       ---------------       ---------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          (122,226,178)          (96,974,437)
                                                                                       ---------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                               (581,709)             (311,954)
        Class L                                                                               (313,380)             (254,177)
        Class Y                                                                             (1,607,400)           (1,030,635)
        Class S                                                                             (5,696,484)           (5,748,995)
        Class Z                                                                                 (1,104)*                   -
                                                                                       ---------------       ---------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                  (8,200,077)           (7,345,761)
                                                                                       ---------------       ---------------
        From net realized gains:
        Class A                                                                                      -              (537,242)
        Class L                                                                                      -              (377,012)
        Class Y                                                                                      -            (1,512,523)
        Class S                                                                                      -           (11,432,915)
                                                                                       ---------------       ---------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                              -           (13,859,692)
                                                                                       ---------------       ---------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             46,049,417            44,161,643
        Class L                                                                             16,903,599            29,601,615
        Class Y                                                                             75,078,946            80,841,656
        Class S                                                                            (17,576,835)           47,171,712
        Class Z                                                                                104,104*                    -
                                                                                       ---------------       ---------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        120,559,231           201,776,626
                                                                                       ---------------       ---------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (9,867,024)           83,596,736
NET ASSETS:
        Beginning of year                                                                  947,107,315           863,510,579
                                                                                       ---------------       ---------------
        End of year (including undistributed net investment income of $59,888
           and $117,218, respectively)                                                    $937,240,291         $ 947,107,315
                                                                                       ===============       ===============

  * FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              CLASS A
                                                                    -----------------------------------------------------------
                                                                    YEAR ENDED       YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                                                     12/31/01         12/31/00       12/31/99++       02/28/99
                                                                    ----------       ----------     ------------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                $    12.17         $ 13.81        $ 11.81         $  10.00
                                                                    ----------         -------        -------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                   0.06 ***        0.05 ***       0.07 ***        0.06 ***
  Net realized and unrealized gain (loss) on investments                 (1.60)          (1.40)          2.18            1.78
                                                                    ----------         -------        -------         -------
       Total income (loss) from investment operations                    (1.54)          (1.35)          2.25            1.84
                                                                    ----------         -------        -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                             (0.08)          (0.10)         (0.10)          (0.03)
  From net realized gains                                                 -              (0.19)         (0.15)              -
                                                                    ----------         -------        -------         -------
       Total distributions                                               (0.08)          (0.29)         (0.25)          (0.03)
                                                                    ----------         -------        -------         -------
NET ASSET VALUE, END OF PERIOD                                      $    10.55         $ 12.17        $ 13.81         $ 11.81
                                                                    ==========         =======        =======         =======
TOTAL RETURN@                                                           (12.69)%         (9.88)%        19.14%**        18.40%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                 $   81,682         $41,829       $  2,066         $   118
  Net expenses to average daily net assets                                0.86%           0.84%          0.85%*          1.09%
  Net investment income to average daily net assets                       0.52%           0.41%          0.59%*          0.57%
  Portfolio turnover rate                                                    4%             10%            N/A             N/A

                                                                                        CLASS L
                                                                    --------------------------------------------
                                                                    YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                                                     12/31/01         12/31/00        12/31/99+
                                                                    ----------       ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $    12.18         $ 13.80       $  13.11
                                                                    ----------         -------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                   0.08 ***        0.09 ***       0.06 ***
  Net realized and unrealized gain (loss) on investments                 (1.60)          (1.41)          0.90
                                                                    ----------         -------       --------
       Total income (loss) from investment operations                    (1.52)          (1.32)          0.96
                                                                    ----------         -------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                             (0.08)          (0.11)         (0.12)
  From net realized gains                                                 -              (0.19)         (0.15)
                                                                    ----------         -------       --------
       Total distributions                                               (0.08)          (0.30)         (0.27)
                                                                    ----------         -------       --------
NET ASSET VALUE, END OF PERIOD                                      $    10.58         $ 12.18       $  13.80
                                                                    ==========         =======       ========
TOTAL RETURN@                                                           (12.46)%         (9.61)%         7.38% **
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                 $   40,420         $28,623       $  1,772
  Net expenses to average daily net assets                                0.60%           0.59%          0.60% *
  Net investment income to average daily net assets                       0.75%           0.64%          0.90% *
  Portfolio turnover rate                                                    4%             10%           N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM JULY 1, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
++   FOR THE PERIOD FROM MARCH 1, 1999 THROUGH DECEMBER 31, 1999.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 CLASS Y
                                                            ---------------------------------------------------
                                                            YEAR ENDED     YEAR ENDED   PERIOD ENDED   YEAR ENDED
                                                             12/31/01       12/31/00     12/31/99++     02/28/99
                                                            ----------     ----------   ------------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   12.21      $ 13.81       $ 11.79       $   10.00
                                                             ---------      -------       -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.10 ***     0.11 ***      0.11 ***        0.12 ***
  Net realized and unrealized gain (loss) on investments         (1.61)       (1.41)         2.18            1.78
                                                             ---------      -------       -------       ---------
       Total income (loss) from investment operations            (1.51)       (1.30)         2.29            1.90
                                                             ---------      -------       -------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (0.10)       (0.11)        (0.12)          (0.11)
  From net realized gains                                            -        (0.19)        (0.15)              -
                                                             ---------      -------       -------       ---------
       Total distributions                                       (0.10)       (0.30)        (0.27)          (0.11)
                                                             ---------      -------       -------       ---------
NET ASSET VALUE, END OF PERIOD                               $   10.60      $ 12.21       $ 13.81       $   11.79
                                                             =========      =======       =======       =========
TOTAL RETURN@                                                 (12.37)%      (9.46)%        19.46% **       18.98%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $ 172,244      $115,648      $46,253       $    859
  Net expenses to average daily net assets                       0.45%        0.44%         0.44% *         0.52%
  Net investment income to average daily net assets              0.90%        0.80%         1.01% *         1.09%
  Portfolio turnover rate                                           4%          10%           N/A             N/A

                                                                                 CLASS S                               CLASS Z
                                                            YEAR ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED     PERIOD ENDED
                                                             12/31/01     12/31/00     12/31/99++     02/28/99        12/31/01+
NET ASSET VALUE, BEGINNING OF PERIOD                       $   12.29     $  13.88      $  11.82      $  10.00        $  11.66
                                                           ---------     --------      --------      --------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.11 ***     0.11 ***      0.12 ***      0.13 ***        0.09 ***
  Net realized and unrealized gain (loss) on investments       (1.62)       (1.42)         2.19          1.78           (0.95)
                                                           ---------     --------      --------      --------        --------
       Total income (loss) from investment operations          (1.51)       (1.31)         2.31          1.91           (0.86)
                                                           ---------     --------      --------      --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (0.10)       (0.09)        (0.10)        (0.09)          (0.12)
  From net realized gains                                          -        (0.19)        (0.15)         -               -
                                                           ---------     --------      --------      --------        --------
       Total distributions                                     (0.10)       (0.28)        (0.25)        (0.09)          (0.12)
                                                           ---------     --------      --------      --------        --------
NET ASSET VALUE, END OF PERIOD                             $   10.68     $  12.29      $   3.88      $  11.82        $  10.68
                                                           =========     ========      ========      ========        ========
TOTAL RETURN@                                               (12.33)%      (9.47)%        19.61% **     19.13%         (7.33)% **
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $ 642,799     $761,008      $813,419      $426,687           $  95
  Net expenses to average daily net assets                     0.42%        0.42%         0.42% *       0.43%           0.21% *
  Net investment income to average daily net assets            0.92%        0.83%         1.06% *       1.23%           1.20% *
  Portfolio turnover rate                                         4%          10%           N/A           N/A              4% **

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
++   FOR THE PERIOD FROM MARCH 1, 1999 THROUGH DECEMBER 31, 1999.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAN INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

  The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BLUE CHIP GROWTH FUND - PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL BLUE CHIP GROWTH FUND?

The objectives and policies of the Fund are to:
-  seek long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with a market capitalization of at least $200 million)
-  utilize a growth-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential


HOW DID THE FUND PERFORM DURING 2001?

From the Fund's inception on June 1, 2001, through December 31, 2001, its Class S shares returned - 9.00%, trailing the - 7.85% return of the S&P 500 Index.


WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

An extremely weak third quarter was responsible for the Fund's underperformance compared with the benchmark. Rising unemployment and disappointing corporate earnings led to declining share prices in July, August, and early September. Subsequently, the terrorist attacks of September 11 forced the longest recorded closure of the U.S. stock markets, as they remained closed for the remainder of the week following the events of that tragic Tuesday morning. When the markets reopened on September 17, panicky sellers overwhelmed buyers, precipitating one of the worst one-week declines in history. Weighing on investor's minds was the suddenly greater likelihood of a recession in the wake of deteriorating consumer confidence and severe disruptions in the transportation, hospitality, and advertising industries. Against this challenging backdrop, the Fund's emphasis on growth was a liability that caused it to underperform the benchmark.

An overweighting in the technology sector was one factor detracting from our performance. Stock selection within technology was another negative influence, as PC-related holdings such as chip manufacturer Intel were hurt badly amid the worsening outlook for personal computer sales. On the positive side, the Fund benefited from an overweighting in health care, which held up better than the overall market because of its reputation for stable earnings growth.


HOW DID THE FOURTH QUARTER PLAY OUT?

After steadying itself in the final days of the third quarter, the market advanced strongly in the fourth quarter. The Federal Reserve Board was partly responsible for the rally, as the Fed cut short-term interest rates by 50 basis points before the markets opened on September 17 and followed that cut with three more totaling 125 basis points in the fourth quarter. Heeding the market maxim, "Don't fight the Fed," investors bought aggressively, lifting most of the popular stock indices to double-digit gains for the quarter. Despite the strong finish, however, the gains were not enough to offset losses incurred earlier in the year.

Our overweighting in technology was a benefit during the quarter. Bellwethers such as Intel and Microsoft came roaring back after their third-quarter declines to post strong year-end gains. Another factor helping the Fund's relative performance was an underweighting in the financial sector. Sensing that the decline in interest rates might be coming to an end, investors began to rotate funds into other sectors that might benefit more from an improving economy and stable or rising interest rates.

For the entire seven-month period under review, our technology overweighting was a negative influence, as was stock selection in health care and utilities.


WHAT IS YOUR OUTLOOK?

Although we are not expecting a dramatic improvement in the economy, we anticipate a better environment for growth stocks in 2002 as a result of the Fed's proactive stance on interest rates. We will continue to implement our disciplined methodology, which emphasizes both short-term and long-term earnings prospects, as well as reasonable valuations.

MASSMUTUAL BLUE CHIP GROWTH FUND
LARGEST STOCK HOLDINGS (12/31/01)

Microsoft Corp.
General Electric Co.
Pfizer, Inc.
Intel Corp.
Wal-Mart Stores, Inc.
Citigroup, Inc.
American International Group, Inc.
International Business Machines Corp.
AOL Time Warner, Inc.
Johnson & Johnson


GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Blue Chip Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index


MASSMUTUAL BLUE CHIP GROWTH FUND
         TOTAL RETURN

                             SINCE INCEPTION
                            6/1/01 - 12/31/01
Class S                           -9.00%
Class A                           -9.30%
Class Y                           -9.00%
Class L                           -9.10%

S&P 500 Index                     -7.85%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                  CLASS S         CLASS A         CLASS Y         CLASS L          S&P 500 INDEX
6/1/2001          $10,000         $10,000         $10,000         $10,000          $10,000
    6/01           $9,840          $9,830          $9,840          $9,840           $9,757
    9/01           $8,040          $8,030          $8,040          $8,040           $8,325
   12/01           $9,100          $9,070          $9,100          $9,090           $9,215



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL BLUE CHIP GROWTH FUND - PORTFOLIO OF INVESTMENTS


DECEMBER 31, 2001

                                     NUMBER OF                MARKET
                                       SHARES                 VALUE
                                      --------               -------
EQUITIES -- 97.4%

ADVERTISING -- 0.7%
Omnicom Group, Inc.                     32,800          $  2,930,680
                                                        ------------

AEROSPACE & DEFENSE -- 0.1%
Boeing Co.                               7,600               294,728
                                                        ------------

AIR TRANSPORTATION -- 0.1%
Southwest Airlines Co.                  33,200               613,536
                                                        ------------

APPAREL, TEXTILES & SHOES -- 0.1%
Liz Claiborne, Inc.                     12,200               606,950
                                                        ------------

BANKING, SAVINGS & LOANS -- 5.7%
Bank One Corp.                          67,100             2,620,255
Citigroup, Inc.                        183,000             9,237,840
Federal Home Loan
   Mortgage Corp.                       71,200             4,656,480
Federal National Mortgage
   Association                          57,800             4,595,100
Fifth Third Bancorp                     14,200               874,436
Golden West Financial Corp.              3,200               188,320
Mellon Financial Corp.                  24,000               902,880
Northern Trust Corp.                     9,500               572,090
State Street Corp.                      14,000               731,500
                                                        ------------
                                                          24,378,901
                                                        ------------

BEVERAGES -- 2.8%
Anheuser-Busch
   Companies, Inc.                      12,000               542,520
The Coca-Cola Co.                      132,000             6,223,800
PepsiCo, Inc.                          109,520             5,332,529
                                                        ------------
                                                          12,098,849
                                                        ------------

BROADCASTING, PUBLISHING & PRINTING -- 4.8%
AOL Time Warner, Inc.*                 245,400             7,877,340
Clear Channel
   Communications, Inc.*                43,100             2,194,221
Comcast Corp. Cl. A*                    47,900             1,724,400
Cox Communications,
   Inc. Cl. A*                          32,300             1,353,693
Gannett Co., Inc.                        5,900               396,657
The McGraw-Hill
   Companies, Inc.                      33,100             2,018,438
New York Times Co. Cl. A                32,000             1,384,000
Viacom, Inc. Cl. B*                     83,700             3,695,355
                                                        ------------
                                                          20,644,104
                                                        ------------

BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Masco Corp.                             55,600             1,362,200
                                                        ------------

CHEMICALS -- 0.3%
Praxair, Inc.                           24,700             1,364,675
                                                        ------------

COMMERCIAL SERVICES -- 1.2%
Accenture Limited*                      12,400          $    333,808
Cendant Corp.*                          58,500             1,147,185
Cintas Corp.                            21,200             1,025,868
Concord EFS, Inc.*                      38,600             1,265,308
Ecolab, Inc.                            21,820               878,255
Paychex, Inc.                           13,800               483,552
                                                        ------------
                                                           5,133,976
                                                        ------------

COMMUNICATIONS -- 1.5%
American Tower Corp. Cl. A*             24,600               232,962
Ciena Corp.*                            23,000               329,130
Echostar
   Communications Corp.*                21,200               582,364
Juniper Networks, Inc.*                 19,000               360,050
Lucent Technologies, Inc.               39,300               247,197
Network Appliance, Inc.*                36,600               800,442
Qualcomm, Inc.*                         32,300             1,631,150
SBC Communications, Inc.                58,900             2,307,113
Tellium, Inc.*                             700                 4,361
                                                        ------------
                                                           6,494,769
                                                        ------------

COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                          73,600             1,105,472
                                                        ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.3%
Computer Sciences Corp.*                41,500             2,032,670
Sun Microsystems, Inc.*                113,900             1,405,526
Synopsys, Inc.*                         14,200               838,794
Teradyne, Inc.*                         44,500             1,341,230
                                                        ------------
                                                           5,618,220
                                                        ------------

COMPUTERS & INFORMATION -- 2.9%
CDW Computer
   Centers, Inc.*                       12,400               666,004
Cisco Systems, Inc.*                   355,100             6,430,861
Comverse Technology, Inc.*                 200                 4,474
Dell Computer Corp.*                   152,100             4,134,078
EMC Corp.*                              75,640             1,016,602
Symbol Technologies, Inc.               22,600               358,888
                                                        ------------
                                                          12,610,907
                                                        ------------

COMPUTERS & OFFICE EQUIPMENT -- 2.3%
Electronic Data
   Systems Corp.                        25,500             1,748,025
International Business
   Machines Corp.                       68,300             8,261,568
                                                        ------------
                                                          10,009,593
                                                        ------------

COSMETICS & PERSONAL CARE -- 3.3%
Avon Products, Inc.                     48,100             2,236,650
Colgate-Palmolive Co.                   30,400             1,755,600
Estee Lauder Companies,
   Inc. Cl. A                           43,500          $  1,394,610
The Gillette Co.                       148,700             4,966,580
Kimberly-Clark Corp.                    30,900             1,847,820
The Procter & Gamble Co.                26,700             2,112,771
                                                        ------------
                                                          14,314,031
                                                        ------------

DATA PROCESSING & PREPARATION -- 1.2%
Automatic Data
   Processing, Inc.                     43,700             2,573,930
First Data Corp.                        35,100             2,753,595
                                                        ------------
                                                           5,327,525
                                                        ------------

ELECTRIC UTILITIES -- 0.2%
AES Corp.*                              45,500               743,925
                                                        ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 12.9%
Altera Corp.*                           50,500             1,071,610
Analog Devices, Inc.*                   49,300             2,188,427
Chartered Semiconductor
   Manufacturing Limited*               13,500               356,926
Finisar Corp.*                          47,700               485,109
General Electric Co.                   490,700            19,667,256
Integrated Device
   Technology, Inc.*                    36,900               981,171
Intel Corp.                            498,200            15,668,390
International
   Rectifier Corp.*                     33,400             1,164,992
Intersil Corp. Cl. A*                   13,100               422,475
JDS Uniphase Corp.*                     45,800               399,834
Kla-Tencor Corp.*                       36,100             1,789,116
Linear Technology Corp.                 34,900             1,362,496
LSI Logic Corp.*                        43,300               683,274
Micron Technology, Inc.*                78,400             2,430,400
Sony Corp.                              10,500               479,895
Sony Corp. Sponsored ADR                27,600             1,244,760
Taiwan Semiconductor
   Manufacturing Co. Limited
   Sponsored ADR*                       54,100               928,897
Texas Instruments, Inc.                 83,900             2,349,200
Vitesse
   Semiconductor Corp.*                 29,200               363,832
Xilinx, Inc.*                           31,600             1,233,980
                                                        ------------
                                                          55,272,040
                                                        ------------

ENERGY -- 3.6%
ChevronTexaco Corp.                     48,400             4,337,124
Exxon Mobil Corp.                      107,300             4,216,890
Halliburton Co.                         20,800               272,480
Nabors Industries, Inc.*                15,400               528,682
Phillips Petroleum Co.                  24,500             1,476,370
Schlumberger Limited                    28,600             1,571,570


    The accompanying notes are an integral part of the financial statements.

                                     NUMBER OF                MARKET
                                       SHARES                 VALUE
                                      --------               -------
TotalFinaElf SA                         13,000          $  1,856,601
Transocean Sedco
   Forex, Inc.                          32,900             1,112,678
                                                        ------------
                                                          15,372,395
                                                        ------------

ENTERTAINMENT & LEISURE -- 0.2%
The Disney (Walt) Co.                   47,600               986,272
                                                        ------------

FINANCIAL SERVICES -- 2.2%
American Express Co.                    82,400             2,940,856
Household
   International, Inc.                  21,000             1,216,740
Merrill Lynch & Co., Inc.               46,300             2,413,156
Morgan Stanley Dean
   Witter & Co.                         37,000             2,069,780
The Schwab (Charles) Corp.              44,800               693,056
                                                        ------------
                                                           9,333,588
                                                        ------------

FOODS -- 1.0%
Hershey Foods Corp.                     19,900             1,347,230
Kellogg Co.                             18,800               565,880
Kraft Foods, Inc.                       38,000             1,293,140
Sara Lee Corp.                          17,000               377,910
Wrigley (Wm.) Jr. Co.                   18,300               940,071
                                                        ------------
                                                           4,524,231
                                                        ------------

HEALTHCARE -- 0.8%
Human Genome
   Sciences, Inc.*                      23,300               785,676
Tenet Healthcare Corp.*                 34,800             2,043,456
UnitedHealth Group, Inc.                 8,900               629,853
                                                        ------------
                                                           3,458,985
                                                        ------------

HOME CONSTRUCTION, FURNISHINGS
   & APPLIANCES -- 0.3%
Centex Corp.                             8,100               462,429
Leggett & Platt, Inc.                   30,700               706,100
                                                        ------------
                                                           1,168,529
                                                        ------------

HOUSEHOLD PRODUCTS -- 0.1%
Corning, Inc.                           31,100               277,412
                                                        ------------
INDUSTRIAL - DIVERSIFIED -- 2.2%
Danaher Corp.                           34,100             2,056,571
Illinois Tool Works, Inc.               30,200             2,045,144
Minnesota Mining &
   Manufacturing Co.                    12,200             1,442,162
Tyco International Limited              67,000             3,946,300
                                                        ------------
                                                           9,490,177
                                                        ------------

INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                           17,300               306,902
                                                        ------------

INSURANCE -- 2.7%
AFLAC, Inc.                             27,400               672,944
Allstate Corp.                          44,600             1,503,020
American International
   Group, Inc.                         104,700          $  8,313,180
MBIA, Inc.                              22,500             1,206,675
                                                        ------------
                                                          11,695,819
                                                        ------------

INTERNET CONTENT -- 0.2%
BEA Systems, Inc.*                      48,800               752,008
                                                        ------------

MACHINERY & COMPONENTS -- 1.4%
Baker Hughes, Inc.                      64,100             2,337,727
Ingersoll-Rand Co.                      30,600             1,279,386
Parker-Hannifin Corp.                   38,400             1,762,944
Weatherford
   International, Inc.*                 21,300               793,638
                                                        ------------
                                                           6,173,695
                                                        ------------

MANUFACTURING -- 0.8%
Applied Materials, Inc.*                40,400             1,620,040
Lam Research Corp.*                     28,100               652,482
Millipore Corp.                         17,000             1,031,900
                                                        ------------
                                                           3,304,422
                                                        ------------

MEDIA -- 0.1%
Gemstar-TV Guide
   International, Inc.*                 14,900               412,730
                                                        ------------

MEDICAL SUPPLIES -- 3.3%
Agilent Technologies, Inc.*             51,600             1,471,116
Allergan, Inc.                          32,800             2,461,640
Boston Scientific Corp.*                20,500               494,460
Guidant Corp.*                          45,300             2,255,940
Medtronic, Inc.                         93,800             4,803,498
St. Jude Medical, Inc.*                  6,800               528,020
Tektronix, Inc.*                        35,000               902,300
Waters Corp.*                           12,200               472,750
Zimmer Holdings, Inc.*                  20,010               611,105
                                                        ------------
                                                          14,000,829
                                                        ------------

METALS & MINING -- 0.3%
Alcoa, Inc.                             34,900             1,240,695
                                                        ------------

PHARMACEUTICALS -- 16.1%
Abbott Laboratories                     77,500             4,320,625
American Home
   Products Corp.                      104,200             6,393,712
Amgen, Inc.*                            55,000             3,104,200
Bristol-Myers Squibb Co.               138,100             7,043,100
Cardinal Health, Inc.                   34,600             2,237,236
Eli Lilly & Co.                         24,800             1,947,792
Forest Laboratories,
   Inc. Cl. A*                          25,400             2,081,530
Idec Pharmaceuticals Corp.*             23,900             1,647,427
Johnson & Johnson                      128,626             7,601,797
King Pharmaceuticals, Inc.*             17,766               748,482
McKesson HBOC, Inc.                     56,300             2,105,620
Merck & Co., Inc.                       60,000             3,528,000
Millennium
   Pharmaceuticals, Inc.*               25,600          $    627,456
Mylan Laboratories, Inc.                11,440               429,000
Pfizer, Inc.                           441,600            17,597,760
Pharmacia Corp.                         63,300             2,699,745
Protein Design Labs, Inc.*              22,200               731,046
Schering-Plough Corp.                   92,200             3,301,682
Watson
   Pharmaceutical, Inc.*                26,400               828,696
                                                        ------------
                                                          68,974,906
                                                        ------------

PREPACKAGED SOFTWARE -- 8.3%
Adobe Systems, Inc.                     24,400               757,620
Brocade Communications
   Systems, Inc.*                       36,200             1,198,944
Check Point Software
   Technologies Limited*                16,600               662,174
Computer Associates
   International, Inc.                  95,600             3,297,244
Compuware Corp.*                        43,700               515,223
Electronic Arts, Inc.*                  11,400               683,430
Microsoft Corp.*                       328,200            21,749,814
Network Associates, Inc.*               13,100               338,635
Oracle Corp.*                          163,900             2,263,459
Peoplesoft, Inc.*                       49,400             1,985,880
SunGard Data Systems, Inc.*             26,900               778,217
Veritas Software Corp.*                 29,600             1,326,672
                                                        ------------
                                                          35,557,312
                                                        ------------

RESTAURANTS -- 0.8%
Brinker International, Inc.*            33,900             1,008,864
McDonald's Corp.                        85,900             2,273,773
                                                        ------------
                                                           3,282,637
                                                        ------------

RETAIL -- 7.2%
Bed Bath & Beyond, Inc.*                 2,400                81,360
Best Buy Co., Inc.*                     28,900             2,152,472
BJ's Wholesale Club, Inc.*               1,300                57,330
Costco Wholesale Corp.*                 40,300             1,788,514
CVS Corp.                               27,300               808,080
Family Dollar Stores, Inc.              45,100             1,352,098
The Home Depot, Inc.                   114,500             5,840,645
K Mart Corp.*                           51,300               280,098
Kohls Corp.*                            21,300             1,500,372
Lowe's Companies, Inc.                  72,200             3,350,802
Rite Aid Corp.*                         76,300               386,078
Walgreen Co.                            45,400             1,528,164
Wal-Mart Stores, Inc.                  201,300            11,584,815
                                                        ------------
                                                          30,710,828
                                                        ------------

RETAIL - GROCERY -- 0.3%
Albertson's, Inc.                       33,900             1,067,511
Whole Foods Market, Inc.*                8,900               387,684
                                                        ------------
                                                           1,455,195
                                                        ------------


    The accompanying notes are an integral part of the financial statements.

                                     NUMBER OF                MARKET
                                       SHARES                 VALUE
                                      --------               -------
TELEPHONE UTILITIES -- 1.3%
AT&T Corp.                             121,500           $ 2,204,010
AT&T Wireless
   Services, Inc.*                      18,785               269,940
Qwest Communications
   International, Inc.                  79,000             1,116,270
Sprint Corp.
   (PCS Group)*                         24,800               605,368
Triton PCS Holdings,
   Inc. Cl. A*                           6,200               181,970
Vodafone AirTouch PLC
   Sponsored ADR                        49,700             1,276,296
                                                        ------------
                                                           5,653,854
                                                        ------------

TOBACCO -- 1.5%
Philip Morris
   Companies, Inc.                     138,200             6,336,470
                                                        ------------

TRANSPORTATION -- 0.6%
Burlington Northern
   Santa Fe Corp.                       25,400               724,662
Union Pacific Corp.                     29,300             1,670,100
                                                        ------------
                                                           2,394,762
                                                        ------------

TOTAL EQUITIES
(COST $442,685,576)                                      417,789,734
                                                        ============


                                     PRINCIPAL                MARKET
                                       AMOUNT                 VALUE
                                     ---------               -------
SHORT-TERM INVESTMENTS -- 9.8%

CASH EQUIVALENTS -- 7.3%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002               $ 2,040,362             2,040,362
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                   728,701               728,701
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                 2,914,803             2,914,803
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                 2,710,766             2,710,766
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                 1,603,142             1,603,142
First Union II Bank Note
   1.680% 03/12/2002                 1,566,269             1,566,269
Fleet National Bank Note
   1.950% 04/30/2002                   394,294               394,294
GMAC Bank Note
   1.790% 03/08/2002               $   422,033          $    422,033
Goldman Sachs Bank Note
   1.680% 02/05/2002                 2,957,400             2,957,400
Goldman Sachs MTN Bank
   Note
   2.010% 03/21/2002                   703,112               703,112
Merrill Lynch Bank Note
   1.620% 04/05/2002                   311,656               311,656
Merrill Lynch Bank Note
   1.640% 11/26/2002                   582,957               582,957
Merrimac Money
   Market Fund                      11,815,189            11,815,189
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                   437,216               437,216
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                 1,457,401             1,457,401
US Bank
   1.590% 11/06/2002                   437,220               437,220
                                                        ------------
                                                          31,082,521
                                                        ------------

REPURCHASE AGREEMENT -- 2.5%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002(a)                10,879,039            10,879,039
                                                        ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                       41,961,560
                                                        ============

TOTAL INVESTMENTS -- 107.2%
(COST $484,647,136)***                                   459,751,294

OTHER ASSETS/
(LIABILITIES) -- (7.2%)                                  (30,826,466)
                                                        ============

NET ASSETS-- 100.0%                                     $428,924,828
                                                        ============

NOTES TO PORTFOLIO OF INVESTMENTS
    ADR - American Depository Receipt.
  * Non-income producing security.
 ** Represents investment of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $10,879,885. Collateralized by a U.S. Government Agency obligation with a rate of 6.500%, maturity date of 05/25/2026, and aggregate market value, including accrued interest, of $11,422,991.



    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BLUE CHIP GROWTH FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                              DECEMBER 31, 2001
                                                                                                              -----------------
ASSETS:
      Investments, at value (cost $442,685,576) (NOTE 2)                                                         $417,789,734
      Short-term investments, at amortized cost (NOTE 2)                                                           41,961,560
                                                                                                                 ------------
         Total Investments (including securities on loan with market values of $30,009,053)                       459,751,294
                                                                                                                 ------------
      Receivables from:
         Investments sold                                                                                             550,147
         Investment adviser (NOTE 3)                                                                                    1,409
         Fund shares sold                                                                                           1,559,929
         Interest and dividends                                                                                       368,933
                                                                                                                 ------------
            Total assets                                                                                          462,231,712
                                                                                                                 ------------

LIABILITIES:
      Payables for:
         Investments purchased                                                                                        774,735
         Fund shares repurchased                                                                                      826,767
         Securities on loan (NOTE 2)                                                                               31,082,521
         Directors' fees and expenses (NOTE 3)                                                                          3,725
         Affiliates (NOTE 3):
            Investment management fees                                                                                255,164
            Administration fees                                                                                       124,811
            Service fees                                                                                                  314
      Due to custodian                                                                                                212,714
      Accrued expenses and other liabilities                                                                           26,133
                                                                                                                 ------------
            Total liabilities                                                                                      33,306,884
                                                                                                                 ------------
      NET ASSETS                                                                                                 $428,924,828
                                                                                                                 ============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                                            $476,492,511
      Accumulated net investment loss                                                                                  (2,418)
      Accumulated net realized loss on investments and foreign currency translations                              (22,667,365)
      Net unrealized depreciation on investments, foreign currency and other assets and liabilities               (24,897,900)
                                                                                                                 ------------
                                                                                                                 $428,924,828
                                                                                                                 ============

NET ASSETS:
      Class A                                                                                                    $  1,006,039
                                                                                                                 ============
      Class L                                                                                                    $314,290,166
                                                                                                                 ============
      Class Y                                                                                                    $    617,142
                                                                                                                 ============
      Class S                                                                                                    $113,011,481
                                                                                                                 ============

SHARES OUTSTANDING:
      Class A                                                                                                         110,910
                                                                                                                 ============
      Class L                                                                                                      34,575,519
                                                                                                                 ============
      Class Y                                                                                                          67,837
                                                                                                                 ============
      Class S                                                                                                      12,414,010
                                                                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                                                    $       9.07
                                                                                                                 ============
      Class L                                                                                                    $       9.09
                                                                                                                 ============
      Class Y                                                                                                    $       9.10
                                                                                                                 ============
      Class S                                                                                                    $       9.10
                                                                                                                 ============


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                 PERIOD ENDED
                                                                                                              DECEMBER 31, 2001*
                                                                                                              ------------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $1,160)                                                                $  2,309,840
      Interest (including securities lending income of $21,206)                                                        199,293
                                                                                                                  ------------
                     Total investment income                                                                         2,509,133
                                                                                                                  ------------

EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                                            1,829,790
      Custody fees                                                                                                      35,588
      Shareholder reporting fees                                                                                        25,014
      Audit and legal fees                                                                                              23,201
      Directors' fees (NOTE 3)                                                                                           7,515
                                                                                                                  ------------
                                                                                                                     1,921,108
      Administration fees (NOTE 3):
              Class A                                                                                                      719
              Class L                                                                                                  792,972
              Class Y                                                                                                      342
              Class S                                                                                                  106,173
      Service fees (NOTE 3):
              Class A                                                                                                      440
                                                                                                                  ------------
                     Total expenses                                                                                  2,821,754
      Expenses waived (NOTE 3)                                                                                         (15,372)
                                                                                                                  ------------
                    Net expenses                                                                                     2,806,382
                                                                                                                  ------------
                    NET INVESTMENT LOSS                                                                               (297,249)
                                                                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
              Investment transactions                                                                              (22,667,364)
              Foreign currency transactions                                                                                249
                                                                                                                  ------------
                    Net realized loss                                                                              (22,667,115)
                                                                                                                  ------------
      Net change in unrealized appreciation (depreciation) on:
              Investments                                                                                          (24,895,842)
              Translation of assets and liabilities in foreign currencies                                               (2,058)
                                                                                                                  ------------
                    Net unrealized loss                                                                            (24,897,900)
                                                                                                                  ------------
                    NET REALIZED AND UNREALIZED LOSS                                                               (47,565,015)
                                                                                                                  ------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $(47,862,264)
                                                                                                                  ============


* FOR THE PERIOD FROM JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.






    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 PERIOD ENDED
                                                                                                              DECEMBER 31, 2001*
                                                                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment loss                                                                                         $   (297,249)
      Net realized loss on investment transactions and foreign currency transactions                               (22,667,115)
      Net change in unrealized appreciation (depreciation) on investments
           and translation of assets and liabilities in foreign currencies                                         (24,897,900)
                                                                                                                  ------------
              NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 (47,862,264)
                                                                                                                  ------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
      Class A                                                                                                        1,021,750
      Class L                                                                                                      350,562,929
      Class Y                                                                                                          612,193
      Class S                                                                                                      124,590,220
                                                                                                                  ------------
              INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                                              476,787,092
                                                                                                                  ------------
      TOTAL INCREASE IN NET ASSETS                                                                                 428,924,828

NET ASSETS:
      Beginning of period                                                                                                    -
                                                                                                                  ------------
      End of period (including accumulated net investment loss of $2,418)                                         $428,924,828
                                                                                                                  ============


* FOR THE PERIOD FROM JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.







    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          CLASS A            CLASS L            CLASS Y              CLASS S
                                                          -------            -------            -------              -------
                                                        PERIOD ENDED       PERIOD ENDED       PERIOD ENDED         PERIOD ENDED
                                                          12/31/01+          12/31/01+          12/31/01+            12/31/01+
                                                        ------------       ------------       ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.00           $  10.00           $  10.00             $  10.00
                                                          --------           --------           --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                             (0.02)***          (0.01)***          (0.00)*** ++          0.00*** ++
    Net realized and unrealized loss on investments          (0.91)             (0.90)             (0.90)               (0.90)
                                                          --------           --------           --------             --------
           Total loss from investment operations             (0.93)             (0.91)             (0.90)               (0.90)
                                                          --------           --------           --------             --------
NET ASSET VALUE, END OF PERIOD                            $   9.07           $   9.09           $   9.10             $   9.10
                                                          ========           ========           ========             ========
TOTAL RETURN@                                              (9.30)%**          (9.10)%**          (9.00)%**            (9.00)%**

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                     $  1,006           $314,290           $    617             $113,011
    Ratio of expenses to average daily net assets:
        Before expense waiver                                1.39% *            1.14% *            1.02%*               0.89%*
        After expense waiver#                                1.39% *            1.14% *            1.01%*               0.89%*
    Net investment income (loss) to average daily
      net assets                                           (0.39)% *          (0.18)% *          (0.02)%*               0.07%*
    Portfolio turnover rate                                    27%**              27%**              27%**                27%**

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
++  NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.




    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital and future income
- invest primarily in a diversified portfolio of equity securities, which may consist of up to 35% foreign securities (including those of companies in emerging markets)
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2001?

The Fund lost more ground than its benchmark in the second half of the year. For the 12 months ending December 31, 2001, the Fund's Class S shares returned - 25.00%, well behind the - 11.88% return of the S&P 500 Index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Growth stocks stumbled badly in 2001, particularly in the first and third quarters. Weak economic data and corporate earnings disappointments drove share prices sharply lower, while rallies in the second and fourth quarters only partially offset the declines. The September 11 terrorist attacks were another factor working against the growth sector, as they depressed consumer confidence and increased the likelihood of a recession. In response, investors retreated to stocks offering relatively stable earnings growth and more modest valuations.

Unlike many other funds with a growth mandate, we do not routinely change the Fund's strategy to fit the current market environment. Over complete market cycles we believe that this discipline gives us an advantage, but there is no question that our strong growth bias detracted from performance during the current reporting period. In addition, both the Fund and the index were hurt by the underperformance of large-capitalization stocks relative to mid-caps and especially small-caps for the year.

CAN YOU PROVIDE MORE DETAILS ABOUT THE SECOND HALF OF THE PERIOD?

The Fund underperformed the S&P 500 Index during the third quarter. An overweighting in the weak technology sector was one factor detracting from relative performance. Within technology, we emphasized the software industry based on our view that it should be one of the first areas to benefit when corporate information technology spending picks up again. Nonetheless, software holdings such as Microsoft, VERITAS Software, and Rational Software detracted from performance during the quarter.

On the other hand, the Fund's overweighting in health care made a positive contribution to relative performance. Healthcare stocks were one area of investor interest because of their stable earnings growth. Our focus within the sector was on the pharmaceutical industry, where Eli Lilly was a core holding. Although the stock came under selling pressure because of the expiring patent on antidepressant drug Prozac, our judgment was that the negative news about Prozac was essentially already reflected in the stock's price, and we liked Lilly's strong product pipeline. However, specialty pharmaceutical stock Genzyme and HMO Cigna both detracted from performance.

The Fund outperformed the S&P 500 Index in the fourth quarter. Aggressive action by the Federal Reserve Board to cut interest rates following September 11 led investors to anticipate an economic recovery and higher stock prices in 2002. Meanwhile, the waterfall declines in share prices triggered by the terrorist attacks created attractive valuations for many stocks. Consequently, stocks staged a strong rally that began in late September and carried through the end of the year.

Reversing the situation in the previous quarter, our overweighting in technology aided performance. VERITAS Software, a leader in storage software, benefited from an analyst's upgrade and increased interest in information storage solutions in the wake of the terrorist attacks. Storage provider Qlogic was another holding that was helped by this trend. Financial stock Citigroup also contributed positively to performance. Investors liked the company's plans to spin off its Travelers insurance unit, which had been a drag on earnings growth. In the industrial goods sector, Tyco International did well on the basis of strong performance by its business lines in security systems, electronics, and medical supplies. Finally, our stock selection in the media and retailing industries had a positive influence on performance during the quarter.

WHAT IS YOUR OUTLOOK?

We believe that the Fed's aggressive cuts in interest rates will eventually be reflected in improving economic conditions and rebounding corporate earnings. While the timing of these events is uncertain, we feel that there is greater risk in not being positioned to take advantage of them than in being positioned a little early. Stocks tend to move in explosive bursts near the beginning of an advance, and they often anticipate news on earnings and other fundamental factors. As a result, we are comfortable with the Fund's positioning and have tried to emphasize companies that are gaining market share and will emerge from the downturn even stronger than when it began.

MASSMUTUAL GROWTH EQUITY FUND
LARGEST STOCK HOLDINGS (12/31/01)

Tyco International Limited
Viacom, Inc. Cl. B
Pfizer, Inc.
Target Corp.
American Home Products Corp.
First Data Corp.
Veritas Software Corp.
Lowe's Companies, Inc.
Johnson & Johnson
American International Group, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Growth Equity Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MASSMUTUAL GROWTH EQUITY FUND
TOTAL RETURN

                                                    SINCE INCEPTION
                             ONE YEAR                AVERAGE ANNUAL
                         1/1/01 - 12/31/01         5/3/99 - 12/31/01
                         -----------------         -----------------
Class S                      -25.00%                   -3.19%
Class A                      -25.36%                   -3.60%
Class Y                      -25.11%                   -3.27%
Class L                      -25.15%                   -3.35%
-----------------------------------------------------------------------
S&P 500 Index                -11.88%                   -4.31%


  GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              Class S   Class A   Class Y   Class L       S&P 500 Index
   5/3/1999   $10,000   $10,000   $10,000   $10,000          $10,000
       6/99   $10,650   $10,640   $10,650   $10,650          $10,306
      12/99   $12,957   $12,927   $12,957   $12,957          $11,100
       6/00   $13,508   $13,448   $13,498   $13,488          $11,053
      12/00   $12,230   $12,149   $12,219   $12,199          $10,090
       6/01   $10,166   $10,074   $10,145   $10,125           $9,415
      12/01    $9,172    $9,069    $9,151    $9,131           $8,892

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                                 NUMBER OF                  MARKET
                                                  SHARES                    VALUE
                                                  ------                    -----
EQUITIES -- 97.6%
ADVERTISING -- 0.6%
Omnicom Group, Inc.                                30,000                $ 2,680,500
                                                                         -----------
AEROSPACE & DEFENSE -- 0.6%
Northrop Grumman Corp.                             27,900                  2,812,599
                                                                         -----------
APPAREL, TEXTILES & SHOES -- 1.0%
Gap, Inc.                                          56,600                    789,004
Nike, Inc. Cl. B                                   62,350                  3,506,564
                                                                         -----------
                                                                           4,295,568
                                                                         -----------
AUTOMOTIVE & PARTS -- 1.2%
Harley-Davidson, Inc.                              98,040                  5,324,552
                                                                         -----------
BANKING, SAVINGS & LOANS -- 5.2%
Bank of America Corp.                              27,610                  1,738,050
Capital One Financial Corp.                        82,500                  4,450,875
Citigroup, Inc.                                   148,944                  7,518,693
Federal Home Loan
   Mortgage Corp.                                 100,240                  6,555,696
Mellon Financial Corp.                             75,300                  2,832,786
                                                                         -----------
                                                                          23,096,100
                                                                         -----------
BEVERAGES -- 1.1%
Anheuser-Busch
   Companies, Inc.                                 34,100                  1,541,661
Diageo Capital PLC                                 19,930                    227,698
PepsiCo, Inc.                                      61,500                  2,994,435
                                                                         -----------
                                                                           4,763,794
                                                                         -----------
BROADCASTING, PUBLISHING & PRINTING -- 5.7%
AOL Time Warner, Inc.*                            104,090                  3,341,289
Clear Channel
   Communications, Inc.*                          116,430                  5,927,451
Comcast Corp. Cl. A*                               89,320                  3,215,520
Viacom, Inc. Cl. B*                               288,680                 12,745,222
                                                                         -----------
                                                                          25,229,482
                                                                         -----------
CHEMICALS -- 0.7%
Praxair, Inc.                                      58,530                  3,233,783
                                                                         -----------
COMMERCIAL SERVICES -- 1.6%
ARAMARK Corp. Cl. B*                                4,720                    126,968
Cendant Corp.*                                    184,100                  3,610,201
Concord EFS, Inc.*                                 52,500                  1,720,950
eBay, Inc.*                                        25,200                  1,685,880
                                                                         -----------
                                                                           7,143,999
                                                                         -----------
COMMUNICATIONS -- 2.3%
Echostar
   Communications Corp.*                           67,267                  1,847,824
Nokia Corp.
   Sponsored ADR                                  197,700                $ 4,849,581
Qualcomm, Inc.*                                    66,200                  3,343,100
                                                                         -----------
                                                                          10,040,505
                                                                         -----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.3%
Cadence Design
   Systems, Inc.*                                 121,800                  2,669,856
Sun Microsystems, Inc.*                           253,600                  3,129,424
                                                                         -----------
                                                                           5,799,280
                                                                         -----------
COMPUTER PROGRAMMING SERVICES -- 0.6%
VeriSign, Inc.*                                    64,450                  2,451,678
                                                                         -----------
COMPUTERS & INFORMATION -- 2.4%
Cisco Systems, Inc.*                              266,100                  4,819,071
Dell Computer Corp.*                              155,100                  4,215,618
EMC Corp.*                                         16,270                    218,669
Lexmark International
   Group, Inc.*                                    26,000                  1,534,000
                                                                         -----------
                                                                          10,787,358
                                                                         -----------
COMPUTERS & OFFICE EQUIPMENT -- 1.8%
Electronic Data
   Systems Corp.                                   40,000                  2,742,000
International Business
   Machines Corp.                                  44,700                  5,406,912
                                                                         -----------
                                                                           8,148,912
                                                                         -----------
COSMETICS & PERSONAL CARE -- 1.9%
Avon Products, Inc.                                64,400                  2,994,600
Estee Lauder
   Companies, Inc. Cl. A                           28,100                    900,886
The Gillette Co.                                  115,700                  3,864,380
Kimberly-Clark Corp.                               14,100                    843,180
                                                                         -----------
                                                                           8,603,046
                                                                         -----------
DATA PROCESSING & PREPARATION -- 3.5%
Automatic Data
   Processing, Inc.                               100,400                  5,913,560
First Data Corp.                                  123,800                  9,712,110
                                                                         -----------
                                                                          15,625,670
                                                                         -----------
ELECTRIC UTILITIES -- 0.2%
Calpine Corp.*                                     40,070                    672,775
                                                                         -----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.5%
Analog Devices, Inc.*                             109,500                  4,860,705
General Electric Co.                              128,250                  5,140,260
Linear Technology Corp.                           102,300                  3,993,792
Micron Technology, Inc.*                          119,600                  3,707,600
National
   Semiconductor Corp.*                            59,600                  1,835,084
Qlogic Corp.*                                      21,200                $   943,612
STMicroelectronics
   NV, NY Shares                                   86,400                  2,736,288
Taiwan Semiconductor
   Manufacturing Co.
   Limited Sponsored ADR*                         136,222                  2,338,932
Texas Instruments, Inc.                           123,270                  3,451,560
                                                                         -----------
                                                                          29,007,833
                                                                         -----------
ENERGY -- 0.6%
Devon Energy Corp.                                 55,400                  2,141,210
El Paso Corp.                                      15,692                    700,020
                                                                         -----------
                                                                           2,841,230
                                                                         -----------
ENTERTAINMENT & LEISURE -- 0.4%
Carnival Corp.                                     67,400                  1,892,592
                                                                         -----------
FINANCIAL SERVICES -- 5.2%
American Express Co.                              142,900                  5,100,101
The Goldman
   Sachs Group, L.P.                               53,700                  4,980,675
Household
   International, Inc.                             41,100                  2,381,334
Merrill Lynch & Co., Inc.                         100,700                  5,248,484
Morgan Stanley
   Dean Witter & Co.                               83,000                  4,643,020
The Schwab (Charles) Corp.                         42,500                    657,475
                                                                         -----------
                                                                          23,011,089
                                                                         -----------
FOODS -- 0.8%
General Mills, Inc.                                40,600                  2,111,606
Safeway, Inc.*                                     34,600                  1,444,550
                                                                         -----------
                                                                           3,556,156
                                                                         -----------
HEALTHCARE -- 3.0%
HCA, Inc.                                          75,415                  2,906,494
Sanofi-Synthelabo SA                               64,800                  4,834,929
UnitedHealth Group, Inc.                           76,600                  5,420,982
                                                                         -----------
                                                                          13,162,405
                                                                         -----------
INDUSTRIAL - DIVERSIFIED -- 8.5%
Danaher Corp.                                      81,000                  4,885,110
Illinois Tool Works, Inc.                          65,800                  4,455,976
Minnesota Mining &
   Manufacturing Co.                               67,790                  8,013,456
Tyco International Limited                        346,658                 20,418,156
                                                                         -----------
                                                                          37,772,698
                                                                         -----------
INSURANCE -- 5.1%
ACE Limited                                       141,000                  5,661,150
American
   International Group, Inc.                      106,482                  8,454,671
Chubb Corp.                                        11,500                    793,500


    The accompanying notes are an integral part of the financial statements.


                                      113

                                                 NUMBER OF                  MARKET
                                                  SHARES                    VALUE
                                                  ------                    -----
Marsh & McLennan
   Companies, Inc.                                 15,700                $ 1,686,965
Principal Financial
   Group, Inc.*                                    32,080                    769,920
Prudential Financial, Inc.*                        16,970                    563,234
XL Capital Limited Cl. A                           49,300                  4,504,048
                                                                         -----------
                                                                          22,433,488
                                                                         -----------
LODGING -- 0.1%
Starwood Hotels & Resorts
   Worldwide, Inc.                                 11,200                    334,320
                                                                         -----------
MEDICAL SUPPLIES -- 1.7%
Allergan, Inc.                                     29,300                  2,198,965
Applied Biosystems
   Group-Applera Corp.                             71,095                  2,791,901
Baxter International, Inc.                         26,300                  1,410,469
Boston Scientific Corp.*                           50,800                  1,225,296
                                                                         -----------
                                                                           7,626,631
                                                                         -----------
PHARMACEUTICALS -- 14.3%
Abbott Laboratories                               129,400                  7,214,050
American Home
   Products Corp.                                 164,770                 10,110,287
Amgen, Inc.*                                       84,700                  4,780,468
Cardinal Health, Inc.                              55,840                  3,610,614
Eli Lilly & Co.                                    66,600                  5,230,764
Forest
   Laboratories, Inc. Cl. A*                       58,600                  4,802,270
Genentech, Inc.*                                   20,300                  1,101,275
Genzyme Corp.*                                     77,900                  4,663,094
Johnson & Johnson                                 149,200                  8,817,720
Medimmune, Inc.*                                   20,600                    954,810
Pfizer, Inc.                                      311,237                 12,402,794
                                                                         -----------
                                                                          63,688,146
                                                                         -----------
PREPACKAGED SOFTWARE -- 7.0%
Adobe Systems, Inc.                                47,800                  1,484,190
Brocade Communications
   Systems, Inc.*                                  53,800                  1,781,856
Intuit, Inc.*                                      36,300                  1,552,188
Microsoft Corp.*                                  123,160                  8,161,813
Oracle Corp.*                                     314,450                  4,342,555
Peoplesoft, Inc.*                                  52,370                  2,105,274
Rational Software Corp.*                          124,160                  2,421,120
Veritas Software Corp.*                           210,451                  9,432,414
                                                                         -----------
                                                                          31,281,410
                                                                         -----------
RESTAURANTS -- 0.4%
Tricon Global
   Restaurants, Inc.*                              34,000                  1,672,800
                                                                         -----------
RETAIL -- 8.5%
Costco Wholesale Corp.*                           110,060                  4,884,463
CVS Corp.                                          36,900                  1,092,240
The Home Depot, Inc.                               87,300                  4,453,173
Kohls Corp.*                                       54,800               $  3,860,112
Lowe's Companies, Inc.                            191,560                  8,890,300
Staples, Inc.*                                     69,500                  1,299,650
Target Corp.                                      253,000                 10,385,650
Wal-Mart Stores, Inc.                              52,800                  3,038,640
                                                                         -----------
                                                                          37,904,228
                                                                         -----------
TELEPHONE UTILITIES -- 1.9%
AT&T Wireless
   Services, Inc.*                                166,800                  2,396,916
Sprint Corp.
   (PCS Group)*                                   108,630                  2,651,658
Vodafone AirTouch PLC
   Sponsored ADR                                  136,238                  3,498,592
                                                                         -----------
                                                                           8,547,166
                                                                         -----------
TOBACCO -- 0.5%
Philip Morris
   Companies, Inc.                                 43,160                  1,978,886
                                                                         -----------
TRANSPORTATION -- 1.4%
CSX Corp.                                             200                      7,010
FedEx Corp.*                                       66,600                  3,455,208
United Parcel
   Service, Inc. Cl. B                             50,600                  2,757,700
                                                                         -----------
                                                                           6,219,918
                                                                         -----------

TOTAL EQUITIES
(COST $408,140,050)                                                      433,640,597
                                                                         ===========
RIGHTS -- 0.0%
COMPUTERS & INFORMATION -- 0.0%
Seagate Technologies, Inc.                         66,000                          0
                                                                         -----------
TOTAL RIGHTS
   (COST $0)                                                                       0
                                                                         ===========
                                                PRINCIPAL
                                                 AMOUNT
                                                 ------
SHORT-TERM INVESTMENTS -- 16.3%
CASH EQUIVALENTS -- 13.0%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                          $ 3,769,126                  3,769,126
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                            1,346,116                  1,346,116
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                            5,384,466                  5,384,466
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                            5,007,553                  5,007,553
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                          $ 2,961,456               $  2,961,456
First Union II Bank Note
   1.680% 03/12/2002                            2,939,657                  2,939,657
Fleet National Bank Note
   1.950% 04/30/2002                              237,940                    237,940
GMAC Bank Note
   1.790% 03/08/2002                            2,154,789                  2,154,789
Goldman Sachs Bank Note
   1.680% 02/05/2002                            3,507,232                  3,507,232
Goldman Sachs
   MTN Bank Note
   2.010% 03/21/2002                            1,954,217                  1,954,217
Merrill Lynch Bank Note
   1.620% 04/05/2002                            2,423,010                  2,423,010
Merrill Lynch Bank Note
   1.640%11/26/2002                             1,076,893                  1,076,893
Merrimac Money
   Market Fund                                 20,348,187                 20,348,187
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                              807,670                    807,670
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                            2,692,233                  2,692,233
US Bank
   1.590% 11/06/2002                              807,670                    807,670
                                                                        ------------
                                                                          57,418,215
                                                                        ------------
REPURCHASE AGREEMENT -- 3.3%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002(a)                           14,724,074                 14,724,074
                                                                        ------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                       72,142,289
                                                                        ============
TOTAL INVESTMENTS -- 113.9%
(COST $480,282,339)***                                                   505,782,886
OTHER ASSETS/
(LIABILITIES) -- (13.9%)                                                 (61,533,304)
                                                                        ============
NET ASSETS -- 100.0%                                                    $444,249,582
                                                                        ============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*   Non-income producing security.
**  Represents investment of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $14,725,219. Collateralized by U.S. Government Agency obligation with a rate of 5.801%, maturity date of 06/01/2006, and aggregate market value, including accrued interest, of $15,460,277.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                DECEMBER 31, 2001
                                                                                                                -----------------
ASSETS:
        Investments, at value (cost $408,140,050) (NOTE 2)                                                        $ 433,640,597
        Short-term investments, at amortized cost (NOTE 2)                                                           72,142,289
                                                                                                                  -------------
            Total Investments (including securities on loan with market values of $55,617,530)                      505,782,886
        Receivables from:
            Investments sold                                                                                            246,849
            Investment adviser (NOTE 3)                                                                                   2,324
            Fund shares sold                                                                                            825,039
            Interest and dividends                                                                                      242,915
            Foreign taxes withheld                                                                                       11,828
                                                                                                                  -------------
                 Total assets                                                                                       507,111,841
                                                                                                                  -------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                     4,697,643
            Fund shares repurchased                                                                                     347,767
            Securities on loan (NOTE 2)                                                                              57,418,215
            Directors' fees and expenses (NOTE 3)                                                                         4,831
            Affiliates (NOTE 3):
                 Investment management fees                                                                             253,482
                 Administration fees                                                                                     69,867
                 Service fees                                                                                            45,425
        Due to custodian                                                                                                    464
        Accrued expenses and other liabilities                                                                           24,565
                                                                                                                  -------------
                 Total liabilities                                                                                   62,862,259
                                                                                                                  -------------
        NET ASSETS                                                                                                $ 444,249,582
                                                                                                                  =============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                           $ 576,158,924
        Accumulated net investment loss                                                                                 (21,123)
        Accumulated net realized loss on investments and foreign currency translations                             (157,389,106)
        Net unrealized appreciation on investments, foreign currency and other assets and liabilities                25,500,887
                                                                                                                  -------------
                                                                                                                  $ 444,249,582
                                                                                                                  =============
NET ASSETS:
        Class A                                                                                                   $  75,185,825
                                                                                                                  =============
        Class L                                                                                                   $ 112,901,018
                                                                                                                  =============
        Class Y                                                                                                   $  81,552,484
                                                                                                                  =============
        Class S                                                                                                   $ 174,610,255
                                                                                                                  =============
SHARES OUTSTANDING:
        Class A                                                                                                       8,958,695
                                                                                                                  =============
        Class L                                                                                                      13,359,716
                                                                                                                  =============
        Class Y                                                                                                       9,623,420
                                                                                                                  =============
        Class S                                                                                                      20,558,807
                                                                                                                  =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                   $        8.39
                                                                                                                  =============
        Class L                                                                                                   $        8.45
                                                                                                                  =============
        Class Y                                                                                                   $        8.47
                                                                                                                  =============
        Class S                                                                                                   $        8.49
                                                                                                                  =============


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                   YEAR ENDED
                                                                                                                DECEMBER 31, 2001
                                                                                                                -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $29,927)                                                              $  2,363,183
        Interest (including securities lending income of $69,421)                                                       869,113
                                                                                                                   ------------
                 Total investment income                                                                              3,232,296
                                                                                                                   ------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                           2,504,067
        Custody fees                                                                                                    130,762
        Shareholder reporting fees                                                                                       18,643
        Audit and legal fees                                                                                             17,373
        Directors' fees (NOTE 3)                                                                                          7,633
                                                                                                                   ------------
                                                                                                                      2,678,478
        Administration fees (NOTE 3):
            Class A                                                                                                     186,482
            Class L                                                                                                     273,572
            Class Y                                                                                                      91,634
            Class S                                                                                                     132,545
        Service fees (NOTE 3):
            Class A                                                                                                     156,707
                                                                                                                   ------------
                 Total expenses                                                                                       3,519,418
        Expenses waived (NOTE 3)                                                                                       (128,380)
                                                                                                                   ------------
                 Net expenses                                                                                         3,391,038
                                                                                                                   ------------
                 NET INVESTMENT LOSS                                                                                   (158,742)
                                                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                                                (127,296,655)
            Foreign currency transactions                                                                               (41,516)
                                                                                                                   ------------
                 Net realized loss                                                                                 (127,338,171)
                                                                                                                   ------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                              26,615,318
            Translation of assets and liabilities in foreign currencies                                                     881
                                                                                                                   ------------
                 Net unrealized gain                                                                                 26,616,199
                                                                                                                   ------------
                 NET REALIZED AND UNREALIZED LOSS                                                                  (100,721,972)
                                                                                                                   ------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $(100,880,714)
                                                                                                                   ============


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED             YEAR ENDED
                                                                                       DECEMBER 31, 2001      DECEMBER 31, 2000
                                                                                       -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                              $    (158,742)         $    (11,917)
        Net realized loss on investment transactions and
           foreign currency transactions                                                  (127,338,171)           (8,665,913)
        Net change in unrealized appreciation (depreciation) on investments and
           translation of assets and liabilities in foreign currencies                      26,616,199           (20,394,016)
                                                                                         -------------          ------------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           (100,880,714)          (29,071,846)
                                                                                         -------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        Tax return of capital:
        Class A                                                                                      -                  (706)
        Class L                                                                                      -                (1,057)
        Class Y                                                                                      -                  (809)
        Class S                                                                                      -                (2,734)
                                                                                         -------------          ------------
           TOTAL TAX RETURN OF CAPITAL                                                               -                (5,306)
                                                                                         -------------          ------------
        From net realized gains:
        Class A                                                                                      -            (3,107,481)
        Class L                                                                                      -            (4,648,461)
        Class Y                                                                                      -            (3,560,942)
        Class S                                                                                      -           (12,024,945)
                                                                                         -------------          ------------
           TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                               -           (23,341,829)
                                                                                         -------------          ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             45,474,606            49,849,859
        Class L                                                                             67,890,488            70,618,802
        Class Y                                                                             51,093,180            23,039,755
        Class S                                                                             51,958,908           129,194,734
                                                                                         -------------          ------------
           INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                         216,417,182           272,703,150
                                                                                         -------------          ------------
           TOTAL INCREASE IN NET ASSETS                                                    115,536,468           220,284,169
NET ASSETS:
        Beginning of year                                                                  328,713,114           108,428,945
                                                                                         -------------          ------------
        End of year (including accumulated net investment loss of
           $21,123 and $6,804, respectively)                                             $ 444,249,582          $328,713,114
                                                                                         =============          ============


        The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          CLASS A                                  CLASS L
                                                          -------                                  -------
                                          YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                           12/31/01      12/31/00      12/31/99^     12/31/01      12/31/00     12/31/99^
                                           --------      --------      ---------     --------      --------     ---------
NET ASSET VALUE, BEGINNING
    OF PERIOD                              $ 11.24      $ 12.90       $10.00       $  11.29        $ 12.93      $10.00
                                           -------      -------       ------       --------        -------      ------
INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
    Net investment loss                      (0.03)***    (0.05)***    (0.05)***      (0.01)***      (0.01)***   (0.03)***
    Net realized and unrealized gain
        (loss) on investments                (2.82)       (0.70)        2.98          (2.83)         (0.72)       2.99
                                           -------      -------       ------       --------        -------      ------
           Total income (loss) from
              investment operations          (2.85)       (0.75)        2.93          (2.84)         (0.73)       2.96
                                           -------      -------       ------       --------        -------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    Tax return of capital                        -        (0.00)+          -              -          (0.00)+         -
    From net realized gains                      -        (0.91)       (0.03)             -          (0.91)      (0.03)
                                           -------      -------       ------       --------        -------      ------
           Total distributions                   -        (0.91)       (0.03)             -          (0.91)      (0.03)
                                           -------      -------       ------       --------        -------      ------
NET ASSET VALUE, END OF PERIOD             $  8.39      $ 11.24       $12.90       $   8.45        $ 11.29      $12.93
                                           =======      =======       ======       ========        =======      ======
TOTAL RETURN@                               (25.36)%      (6.01)%      29.27%**      (25.15)%        (5.84)%     29.57%**
RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)      $75,186      $44,905       $2,379       $112,901        $69,163      $8,912
    Ratio of expenses to average daily
        net assets:
        Before expense waiver                 1.27%        1.29%        1.50%*         1.02%          1.04%       1.25%*
        After expense waiver#                 1.24%        1.25%         N/A           0.99%          1.00%        N/A
    Net investment loss to average
        daily net assets                     (0.36)%      (0.35)%      (0.68)%*       (0.11)%        (0.11)%     (0.41)%*
    Portfolio turnover rate                    279%         264%         114%**         279%           264%        114%**

                                                         CLASS Y                                     CLASS S
                                                         -------                                     -------
                                       YEAR ENDED      YEAR ENDED    PERIOD ENDED   YEAR ENDED       YEAR ENDED   PERIOD ENDED
                                        12/31/01        12/31/00       12/31/99^     12/31/01         12/31/00      12/31/99^
                                        --------        --------       ---------     --------         --------      ---------
NET ASSET VALUE, BEGINNING
    OF PERIOD                            $ 11.31        $ 12.93       $ 10.00      $  11.32           $  12.93     $ 10.00
                                         -------        -------       -------      --------           --------     -------
INCOME (LOSS) FROM
    INVESTMENT OPERATIONS:
    Net investment income (loss)            0.00+***       0.00+***     (0.02)***      0.01***            0.01***    (0.01)***
    Net realized and unrealized gain
        (loss) on investments              (2.84)         (0.71)         2.98         (2.84)             (0.71)       2.97
                                         -------        -------       -------      --------           --------     -------
           Total income (loss) from
              investment operations        (2.84)         (0.71)         2.96         (2.83)             (0.70)       2.96
                                         -------        -------       -------      --------           --------     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    Tax return of capital                      -          (0.00)+           -             -              (0.00)+         -
    From net realized gains                    -          (0.91)        (0.03)            -              (0.91)      (0.03)
                                         -------        -------       -------      --------           --------     -------
           Total distributions                 -          (0.91)        (0.03)            -              (0.91)      (0.03)
                                         -------        -------       -------      --------           --------     -------
NET ASSET VALUE, END OF PERIOD           $  8.47        $ 11.31       $ 12.93      $   8.49           $  11.32     $ 12.93
                                         =======        =======       =======      ========           ========     =======
TOTAL RETURN@                             (25.11)%        (5.69)%       29.57%**     (25.00)%           (5.61)%      29.57%**
RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)    $81,552        $49,165       $34,170      $174,610           $165,480     $62,968
    Ratio of expenses to average
        daily net assets:
        Before expense waiver               0.87%          0.89%         1.12%*        0.81%              0.83%       0.97%*
        After expense waiver#               0.84%          0.87%          N/A          0.78%              0.80%        N/A
    Net investment income (loss)
        to average daily net assets         0.04%          0.01%        (0.26)%*       0.10%              0.07%      (0.10)%*
    Portfolio turnover rate                  279%           264%          114%**        279%               264%        114%**

*    ANNUALIZED
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
+    NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER
     SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE FOR YEAR ENDED DECEMBER 31, 2001.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL AGGRESSIVE GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL AGGRESSIVE GROWTH FUND?

The objectives and policies of the Fund are to:

-    achieve long-term capital appreciation

- invest primarily in a diversified portfolio of equity securities of companies of any size, in the U.S. and abroad, including larger, more well-established companies and smaller, emerging growth companies

-    utilize a growth-oriented strategy in making investment decisions

-    utilize fundamental analysis to identify companies which

     - are of high investment quality or possess a unique product, market position or operating characteristics

     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2001?

The environment for growth stocks was extreme unfavorable. For the 12 months ending December 31, 2001, the Fund's Class S shares returned - 31.53%, trailing the - 11.88% return of the S&P 500 Index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The second half paralleled the first, with a quarter of extreme weakness, followed by a partial recovery. The third quarter witnessed a sharp decline fueled by continuing earnings disappointments and weak economic data. By early September the benchmark was already testing its spring lows, and the events of September 11 drove share prices sharply lower in the week following the tragedy, with the S&P 500 Index posting its biggest quarterly drop since 1987. As the decline brought valuations into attractive territory, we added opportunistically to the Fund's holdings.

In this hostile climate, the Fund had a negative return and also lost further ground on the benchmark. Among our third-quarter disappointments were two stocks that aided performance during the first half: VERITAS Software and Tiffany, both core holdings for much of the period. Although VERITAS struggled in the face of a sustained period of reduced corporate spending on information technology, we thought the stock might benefit from increased demand for electronic storage and disaster recovery solutions following the terrorist attacks. In the case of Tiffany, the stock was hurt by concerns that slowing consumer spending would hurt sales of luxury goods. However, the company continued to demonstrate an impressive ability to reduce costs and grow operating profits despite a deceleration in revenue growth.

One holding worthy of mention on the positive side was Tenet Healthcare, which aided performance based on the successful implementation of its strategy of acquiring groups of hospitals in close geographical proximity to one another and transforming them into "centers of excellence." In this way, the company has been able to attract top doctors, offer superior patient care, drive down costs, and keep its beds filled.

HOW DID THE FOURTH QUARTER PLAY OUT?

Stocks reversed course in the fourth quarter and surged higher, although not enough to offset the losses incurred earlier in the year. The Fund posted a nice gain for the quarter and also outperformed the benchmark, as many of our holdings that declined in value as a result of the terrorist strikes snapped back strongly once the panic-induced selling subsided.

Bargain-hunting accounted for some of the rally, but the Federal Reserve Board also played a significant role in improving investor sentiment. The Fed stepped in with an unscheduled rate cut of 50 basis points before the U.S. stock markets opened on Monday, September 17, and then added three more cuts before the year ended. Faced with interest rates that were rapidly falling from already-low levels, many investors on the sidelines worried that they might be left behind by surging share prices triggered by easier monetary policy, and they enthusiastically bought stocks. The outlook for the economy also brightened in the fourth quarter, as mortgage rates below 7.00% and zero-percent car financing provided incentives for consumers to keep spending in the housing and auto markets. Although corporate capital spending remained weak and profits continued to deteriorate, there were some positive signs from inventories and order patterns.

Tiffany was one holding that rebounded sharply in the fourth quarter. As investors' perceptions of the economy's prospects improved, so did their expectations for sales of the company's fine jewelry, sterling silver, and crystal. Casino operator MGM Mirage also aided performance. Although the company's casinos experienced an immediate drop-off of business after September 11, a recovery in consumer sentiment, together with drastic reductions in room rates, began to lift occupancy rates and stabilize prices. Technology was a strong sector in the fourth quarter, and storage software maker VERITAS Software was one holding that bounced back nicely. Semiconductor manufacturer Maxim Integrated Products also did well, buoyed by its broad product line and tight control of customers' inventories.

Detractors in the fourth quarter included pharmaceutical company Pfizer, which struggled as investors rotated funds into more aggressive growth opportunities. Walgreen was another weak holding, declining in sympathy with competitor CVS despite meeting its revenue targets, posting strong same-store sales, and maintaining its ambitious expansion schedule.

WHAT IS YOUR OUTLOOK?

We are moving forward with a two-pronged approach to the markets. On the one hand, we own a number of companies known for their stable earnings growth. We also are positioned in stocks poised to benefit significantly from an economic recovery. While we believe that the Fed's repeated cuts in interest rates will eventually have a beneficial effect on the economy, we believe it is prudent to hedge our bets with this dual approach until signs of improvement are more evident.

MASSMUTUAL AGGRESSIVE GROWTH FUND
LARGEST STOCK HOLDINGS (12/31/01)

Nvidia Corp.
Veritas Software Corp.
Citigroup, Inc.
Maxim Integrated Products, Inc.
The Goldman Sachs Group, L.P.
Walgreen Co.
Pfizer, Inc.
Tiffany & Co.
MGM Grand, Inc.
Safeway, Inc.


   GROWTH OF A $10,000 INVESTMENT

   Hypothetical Investments in MassMutual Aggressive Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

  MASSMUTUAL AGGRESSIVE GROWTH FUND
  TOTAL RETURN

                                           SINCE INCEPTION
                          ONE YEAR         AVERAGE ANNUAL
                     1/1/01 - 12/31/01    5/1/00 - 12/31/01
  Class S                  -31.53%             -31.32%
  Class A                  -31.87%             -31.67%
  Class Y                  -31.66%             -31.40%
  Class L                  -31.66%             -31.43%
  ----------------------------------------------------
  S&P 500 Index            -11.88%             -12.04%
  ----------------------------------------------------

   GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

          CLASS S   CLASS A   CLASS Y   CLASS L   S&P 500 INDEX
          -------   -------   -------   -------   -------------
5/1/00    $10,000   $10,000   $10,000   $10,000      $10,000
6/00       $9,780    $9,770    $9,770    $9,780      $10,037
12/00      $7,795    $7,768    $7,794    $7,790       $9,162
6/01       $5,969$    5,934    $5,969    $5,955       $8,549
12/01      $5,337    $5,292    $5,327    $5,323       $8,074


  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

  MASSMUTUAL AGGRESSIVE GROWTH FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                     NUMBER OF         MARKET
                                       SHARES          VALUE
                                      --------        -------
EQUITIES -- 94.9%
AEROSPACE & DEFENSE  -- 1.0%
General Dynamics Corp.                  18,780      $  1,495,639
                                                    ------------
AIR TRANSPORTATION  -- 1.5%
Southwest Airlines Co.                 124,450         2,299,836
                                                    ------------
APPAREL, TEXTILES & SHOES  -- 1.7%
Nike, Inc. Cl. B                        45,130         2,538,111
                                                    ------------
AUTOMOTIVE & PARTS  -- 1.5%
Harley-Davidson, Inc.                   41,600         2,259,296
                                                    ------------
BANKING, SAVINGS & LOANS  -- 7.2%
Bank of New York Co., Inc.              61,965         2,528,172
Capital One Financial Corp.              9,390           506,590
Citigroup, Inc.                        108,780         5,491,214
Federal National
   Mortgage Association                 29,070         2,311,065
                                                    ------------
                                                      10,837,041
                                                    ------------
BEVERAGES  -- 1.2%
The Coca-Cola Co.                       27,200         1,282,480
PepsiCo, Inc.                           11,587           564,171
                                                    ------------
                                                       1,846,651
                                                    ------------
BROADCASTING, PUBLISHING & PRINTING  -- 8.2%
AOL Time Warner, Inc.*                  82,650         2,653,065
Clear Channel
   Communications, Inc.*                64,845         3,301,259
Comcast Corp. Cl. A*                    83,190         2,994,840
Cox Communications,
   Inc. Cl. A*                          45,125         1,891,189
USA Networks, Inc.*                     25,580           698,590
Viacom, Inc. Cl. B*                     18,710           826,046
                                                    ------------
                                                      12,364,989
                                                    ------------
COMMERCIAL SERVICES  -- 4.6%
Concord EFS, Inc.*                      76,440         2,505,703
DeVry, Inc.*                            26,655           758,335
eBay, Inc.*                             17,860         1,194,834
Manpower, Inc.                          52,600         1,773,146
Vedior NV                               55,895           670,366
                                                    ------------
                                                       6,902,384
                                                    ------------
COMPUTER PROGRAMMING SERVICES -- 1.2%
VeriSign, Inc.*                         48,260         1,835,810
                                                    ------------
COMPUTERS & INFORMATION -- 1.1%
Cisco Systems, Inc.*                    94,430         1,710,127
                                                    ------------
COSMETICS & PERSONAL CARE -- 1.9%
Colgate-Palmolive Co.                   29,260      $ 1,689,765
The Procter & Gamble Co.                14,100         1,115,733
                                                    ------------
                                                       2,805,498
                                                    ------------
DATA PROCESSING & PREPARATION  -- 1.4%
Fiserv, Inc.*                           49,260         2,084,683
                                                    ------------
ELECTRICAL EQUIPMENT & ELECTRONICS  -- 12.1%
ARM Holdings PLC*                       54,651           285,546
General Electric Co.                    50,080         2,007,206
Integrated Device
   Technology, Inc.*                    45,390         1,206,920
JDS Uniphase Corp.*                     75,335           657,675
Maxim Integrated
   Products, Inc.*                     103,330         5,425,858
Nvidia Corp.*                          103,555         6,927,829
Xilinx, Inc.*                           48,030         1,875,571
                                                    ------------
                                                      18,386,605
                                                    ------------
ENERGY  -- 4.1%
Anadarko Petroleum Corp.                30,775         1,749,559
El Paso Corp.                           37,895         1,690,496
PanCanadian Energy Corp.                55,011         1,423,135
Schlumberger Limited                    24,455         1,343,802
                                                    ------------
                                                       6,206,992
                                                    ------------
ENTERTAINMENT & LEISURE  -- 0.8%
The Disney (Walt) Co.                   60,710         1,257,911
                                                    ------------
FINANCIAL SERVICES  -- 4.5%
Berkshire Hathaway,
   Inc. Cl. A*                              20         1,512,000
The Goldman Sachs
   Group, L.P.                          57,290         5,313,648
                                                    ------------
                                                       6,825,648
                                                    ------------
FOODS  -- 2.9%
Safeway, Inc.*                          80,175         3,347,306
Sysco Corp.                             39,685         1,040,541
                                                    ------------
                                                       4,387,847
                                                    ------------
HEALTHCARE  -- 1.6%
Tenet Healthcare Corp.*                 42,320         2,485,030
                                                    ------------
INDUSTRIAL - DIVERSIFIED  -- 1.5%
Tyco International Limited              37,505         2,209,045
                                                    ------------
INSURANCE  -- 5.9%
ACE Limited                             46,265         1,857,540
Brown & Brown, Inc.                     22,560           615,888
Hilb, Rogal & Hamilton Co.               3,690           206,825
MGIC Investment Corp.                   48,115         2,969,658
RenaissanceRe
   Holdings Limited                     13,250         1,264,050
XL Capital Limited Cl. A                22,530         2,058,341
                                                    ------------
                                                       8,972,302
                                                    ------------
LODGING  -- 4.0%
Four Seasons Hotels, Inc.               31,555         1,475,512
MGM Grand, Inc.*                       120,900         3,490,383
Starwood Hotels & Resorts
   Worldwide, Inc.                      34,030         1,015,796
                                                    ------------
                                                       5,981,691
                                                    ------------
MANUFACTURING  -- 2.0%
Applied Materials, Inc.*                73,850         2,961,385
                                                    ------------
MEDICAL SUPPLIES  -- 3.8%
Apogent Technologies, Inc.*             58,605         1,512,009
Medtronic, Inc.                         57,160         2,927,164
Waters Corp.*                           17,910           694,013
Zimmer Holdings, Inc.*                  22,470           686,234
                                                    ------------
                                                       5,819,420
                                                    ------------
PHARMACEUTICALS  -- 5.7%
Eli Lilly & Co.                         12,680           995,887
Forest Laboratories,
   Inc. Cl. A*                          15,755         1,291,122
Genentech, Inc.*                        35,505         1,926,146
McKesson HBOC, Inc.                     18,930           707,982
Pfizer, Inc.                            94,795         3,777,581
                                                    ------------
                                                       8,698,718
                                                    ------------
PREPACKAGED SOFTWARE  -- 6.4%
Check Point Software
   Technologies Limited*                 5,945           237,146
Electronic Arts, Inc.*                  22,485         1,347,976
Microsoft Corp.*                        39,570         2,622,304
Veritas Software Corp.*                124,080         5,561,266
                                                    ------------
                                                       9,768,692
                                                    ------------
RETAIL  -- 6.3%
The Home Depot, Inc.                     8,445           430,779
Tiffany & Co.                          115,245         3,626,760
Walgreen Co.                           123,130         4,144,556
Wal-Mart Stores, Inc.                   24,520         1,411,126
                                                    ------------
                                                       9,613,221
                                                    ------------

                                                              (CONTINUED)

The accompanying notes are an integral part of the financial statements.

                                     121

                                     NUMBER OF         MARKET
                                       SHARES          VALUE
                                      --------        -------
TELEPHONE UTILITIES  -- 0.8%
Sprint Corp. (PCS Group)*               50,945      $  1,243,567
                                                    ------------
TOTAL EQUITIES
(COST $142,751,648)                                  143,798,139
                                                    ============
                                    PRINCIPAL
                                     AMOUNT
                                    ---------
BONDS & NOTES  -- 0.9%

CORPORATE DEBT
American Tower Corp. 144A+
   9.375% 02/01/2009                  $375,000           301,875
E*TRADE Group, Inc.
   6.000% 02/01/2007                   370,000           302,013
SBA Communications Corp.
   10.250% 02/01/2009                  905,000           773,775
                                                    ------------
TOTAL BONDS & NOTES
(COST $1,534,939)                                      1,377,663
                                                    ============
SHORT-TERM INVESTMENTS  -- 17.2%

CASH EQUIVALENTS  -- 13.5%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                 1,344,200         1,344,200
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                   480,071           480,071
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                 1,920,286         1,920,286
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                 1,785,866         1,785,866
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                 1,056,157         1,056,157
First Union II Bank Note
   1.680% 03/12/2002                 1,784,491         1,784,491
Fleet National Bank Note
   1.950% 04/30/2002                   603,933           603,933
GMAC Bank Note
   1.790% 03/08/2002                   864,704           864,704
Goldman Sachs Bank Note
   1.680% 02/05/2002                 3,182,803         3,182,803
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                  $213,520        $  213,520
Merrill Lynch Bank Note
   1.620% 04/05/2002                   864,128           864,128
Merrill Lynch Bank Note
   1.640% 11/26/2002                   384,057           384,057
Merrimac Money
   Market Fund                       4,456,863         4,456,863
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                   288,043           288,043
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                   960,143           960,143
US Bank
   1.590% 11/06/2002                   288,043           288,043
                                                    ------------
                                                      20,477,308
                                                    ------------
REPURCHASE AGREEMENT  -- 3.7%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002(a)                 5,613,045         5,613,045
                                                    ------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                   26,090,353
                                                    ============
TOTAL INVESTMENTS  -- 113.0%
(COST $170,376,940)***                               171,266,155
OTHER ASSETS/
(LIABILITIES)  -- (13.0%)                            (19,720,104)
                                                    ============
NET ASSETS  -- 100.0%                               $151,546,051
                                                    ============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investment of security lending collateral. (Note 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Maturity value of $5,613,482. Collateralized by U.S. Government Agency obligation with a rate of 2.48%, maturity date 01/25/30, and aggregate market value, including accrued interest, of $5,894,989.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL AGGRESSIVE GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                   DECEMBER 31, 2001
                                                                   -----------------
ASSETS:
         Investments, at value (cost $144,286,587) (NOTE 2)        $   145,175,802
         Short-term investments, at amortized cost (NOTE 2)             26,090,353
                                                                   ----------------
              Total Investments (including securities on loan
                with market values of $19,819,051)                     171,266,155
         Foreign currency, at value (cost $4,585)                            2,872
         Receivables from:
              Investments sold                                             538,440
              Investment adviser (NOTE 3)                                    1,155
              Fund shares sold                                             479,236
              Interest and dividends                                       123,084
              Foreign taxes withheld                                           110
                                                                   ----------------
                   Total assets                                        172,411,052
                                                                   ----------------
LIABILITIES:
         Payables for:
              Fund shares repurchased                                      238,365
              Securities on loan (NOTE 2)                               20,477,308
              Directors' fees and expenses (NOTE 3)                          2,182
              Affiliates (NOTE 3):
                   Investment management fees                               91,959
                   Administration fees                                      25,846
                   Service fees                                             20,202
         Accrued expenses and other liabilities                              9,139
                                                                   ----------------
                   Total liabilities                                    20,865,001
                                                                   ----------------
         NET ASSETS                                                $   151,546,051
                                                                   ================
NET ASSETS CONSIST OF:
         Paid-in capital                                           $   232,921,550
         Accumulated net investment loss                                    (1,759)
         Accumulated net realized loss on investments
            and foreign currency translations                          (82,262,918)
         Net unrealized appreciation on investments,
            foreign currency and other assets and liabilities              889,178
                                                                   ----------------
                                                                   $   151,546,051
                                                                   ================
NET ASSETS:
         Class A                                                   $    34,746,851
                                                                   ================
         Class L                                                   $    27,980,281
                                                                   ================
         Class Y                                                   $    12,094,923
                                                                   ================
         Class S                                                   $    76,723,996
                                                                   ================
SHARES OUTSTANDING:
         Class A                                                         6,576,833
                                                                   ================
         Class L                                                         5,272,644
                                                                   ================
         Class Y                                                         2,275,971
                                                                   ================
         Class S                                                        14,411,350
                                                                   ================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
         Class A                                                   $          5.28
                                                                   ================
         Class L                                                   $          5.31
                                                                   ================
         Class Y                                                   $          5.31
                                                                   ================
         Class S                                                   $          5.32
                                                                   ================

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                       YEAR ENDED
                                                                   DECEMBER 31, 2001
                                                                   -----------------
INVESTMENT INCOME: (NOTE 2)
         Dividends (net of withholding tax of $7,755)              $      501,633
         Interest (including securities lending income of
           $45,024)                                                       867,639
                                                                   ----------------
                  Total investment income                               1,369,272
                                                                   ----------------
EXPENSES: (NOTE 2)
         Investment management fees (NOTE 3)                              987,284
         Custody fees                                                      36,576
         Shareholder reporting fees                                         7,091
         Audit and legal fees                                               6,619
         Directors' fees (NOTE 3)                                           2,792
                                                                   ----------------
                                                                        1,040,362
         Administration fees (NOTE 3):
              Class A                                                     108,989
              Class L                                                      84,663
              Class Y                                                      14,800
              Class S                                                      67,404
         Service fees (NOTE 3):
              Class A                                                      79,115
                                                                   ----------------
                  Total expenses                                        1,395,333
         Expenses waived (NOTE 3)                                         (22,963)
                                                                   ----------------
                  Net expenses                                          1,372,370
                                                                   ----------------
                  NET INVESTMENT LOSS                                      (3,098)
                                                                   ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
         Net realized loss on:
              Investment transactions                                 (69,048,102)
              Foreign currency transactions                                (7,079)
                                                                   ----------------
                  Net realized loss                                   (69,055,181)
                                                                   ----------------
         Net change in unrealized appreciation (depreciation) on:
              Investments                                              17,915,098
              Translation of assets and liabilities in foreign
                currencies                                                    (37)
                                                                   ----------------
                  Net unrealized gain                                  17,915,061
                                                                   ----------------
                  NET REALIZED AND UNREALIZED LOSS                    (51,140,120)
                                                                   ----------------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(51,143,218)
                                                                   ================

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED          PERIOD ENDED
                                                                   DECEMBER 31, 2001     DECEMBER 31, 2000*
                                                                   -----------------     ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Net investment income (loss)                                $     (3,098)         $    358,320
         Net realized loss on investment transactions and
           foreign currency transactions                              (69,055,181)          (13,233,349)
         Net change in unrealized appreciation (depreciation)
           on investments and translation of assets and
           liabilities in foreign currencies                           17,915,061           (17,025,637)
                                                                     -------------         -------------
              NET DECREASE IN NET ASSETS RESULTING FROM
                 OPERATIONS                                           (51,143,218)          (29,900,666)
                                                                     -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
         From net investment income:
         Class A                                                             --                 (70,421)
         Class L                                                             --                 (50,596)
         Class Y                                                             --                  (6,853)
         Class S                                                             --                (236,062)
                                                                     -------------         -------------
              TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                 --                (363,932)
                                                                     -------------         -------------
         Tax return of capital:
         Class A                                                             --                  (3,610)
         Class L                                                             --                  (2,593)
         Class Y                                                             --                    (351)
         Class S                                                             --                 (12,099)
                                                                     -------------         -------------
              TOTAL TAX RETURN OF CAPITAL                                    --                 (18,653)
                                                                     -------------         -------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
         Class A                                                       14,564,429            37,664,520
         Class L                                                       15,850,753            24,881,918
         Class Y                                                       12,211,598             2,757,855
         Class S                                                       29,082,121            95,959,326
                                                                     -------------         -------------
              INCREASE IN NET ASSETS FROM NET FUND SHARE
                 TRANSACTIONS                                          71,708,901           161,263,619
                                                                     -------------         -------------
         TOTAL INCREASE IN NET ASSETS                                  20,565,683           130,980,368
NET ASSETS:
         Beginning of period                                          130,980,368                  --
                                                                     -------------         -------------
         End of period (including accumulated net investment
           loss of $1,759 and distributions in excess of net
           investment income of $908, respectively)                  $151,546,051          $130,980,368
                                                                     =============         =============

   * FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       CLASS A                            CLASS L
                                                                       -------                            -------
                                                             YEAR ENDED       PERIOD ENDED      YEAR ENDED       PERIOD ENDED
                                                             12/31/01(a)        12/31/00+       12/31/01(a)       12/31/00+
                                                             -----------      ------------      ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   7.75          $   10.00         $   7.77          $  10.00
                                                             -----------      ------------      ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 (0.02)***           0.01***         (0.00)***++        0.03***
   Net realized and unrealized loss on investments              (2.45)             (2.24)           (2.46)            (2.24)
                                                             -----------      ------------      ----------       ------------
        Total loss from investment operations                   (2.47)             (2.23)           (2.46)            (2.21)
                                                             -----------      ------------      ----------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                       -              (0.02)             -               (0.02)
   Tax return of capital                                            -              (0.00)****         -               (0.00)****
                                                             -----------      ------------      ----------       ------------
        Total distributions                                         -              (0.02)             -               (0.02)
                                                             -----------      ------------      ----------       ------------
NET ASSET VALUE, END OF PERIOD                               $   5.28          $    7.75         $   5.31           $  7.77
                                                             ===========      ============      ==========       ============
TOTAL RETURN@                                                  (31.87)%           (22.32)%**       (31.66)%          (22.10)%**

RATIOS / SUPPLEMENTAL DATA:

   Net assets, end of period (000's)                         $ 34,747           $ 32,257         $ 27,980           $21,017
   Ratio of expenses to average daily net assets:
      Before expense waiver                                      1.36%              1.35%*           1.11%             1.12%*
      After expense waiver#                                      1.35%               N/A             1.10%              N/A
   Net investment income (loss) to average daily net assets     (0.33)%             0.14%*          (0.08)%            0.43%*
   Portfolio turnover rate                                        112%                48%**           112%               48%**

                                                                       CLASS Y                            CLASS S
                                                                       -------                            -------
                                                             YEAR ENDED       PERIOD ENDED      YEAR ENDED       PERIOD ENDED
                                                             12/31/01(a)        12/31/00+       12/31/01(a)       12/31/00+
                                                             -----------      ------------      ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  7.77          $   10.00         $   7.77           $ 10.00
                                                             -----------      ------------      ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 (0.00)***++         0.03***          0.01***           0.04***
   Net realized and unrealized loss on investments              (2.46)             (2.24)           (2.46)            (2.24)
                                                             -----------      ------------      ----------       ------------
        Total loss from investment operations                   (2.46)             (2.21)           (2.45)            (2.20)
                                                             -----------      ------------      ----------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                       -              (0.02)               -             (0.03)
   Tax return of capital                                            -              (0.00)****           -             (0.00)****
                                                             -----------      ------------      ----------       ------------
        Total distributions                                         -              (0.02)               -             (0.03)
                                                             -----------      ------------      ----------       ------------
NET ASSET VALUE, END OF PERIOD                                $  5.31          $    7.77         $   5.32           $  7.77
                                                             ===========      ============      ==========       ============
TOTAL RETURN@                                                  (31.66)%           (22.06)%**       (31.53)%          (22.05)%**

RATIOS / SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $ 12,095          $   2,295         $ 76,724          $ 75,412
Ratio of expenses to average daily net assets:
      Before expense waiver                                      0.96%              0.95%*           0.86%             0.87%*
      After expense waiver#                                      0.94%               N/A             0.85%              N/A
Net investment income (loss) to average daily net assets        (0.02)%             0.52%*           0.17%             0.70%*
Portfolio turnover rate                                           112%                48%**           112%               48%**

   *     ANNUALIZED
   **    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
   ***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
   ****  DISTRIBUTIONS FROM TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
   + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
   ++    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
   @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLANS THAT INVESTS IN THE SEPARATE INVESTMENT ACCOUNTS (SAIS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
   # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001.
   (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS AN INCREASE TO NET INVESTMENT LOSS PER SHARE OF LESS THAN $0.01, A DECREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF LESS THAN $0.01 AND AN INCREASE OF THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OTC 100 FUND - PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL OTC 100 FUND?

The objectives and policies of the Fund are to:

- achieve long-term growth of capital through performance that closely tracks that of the NASDAQ 100 Index

- invest at least 80% of its assets in a portfolio of equity securities mirroring the sector and stock weightings of the NASDAQ 100 Index


HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's Class S shares returned -32.62%, about in line with the - 32.55% return of the NASDAQ 100 Index.


WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PERIOD?

Technology stocks, which comprise approximately two-thirds of the benchmark, continued to encounter stiff headwinds in the second half of the year. Rising unemployment, deteriorating consumer confidence, and disappointing corporate earnings resulted in stock prices testing their spring lows when the terrorist attacks of September 11 occurred. The U.S. stock markets closed for the remainder of that week, and when they reopened panic selling ensued. Before the attack, the central question was whether the U.S. would enter a recession. After September 11, the only remaining question appeared to be how long the recession would last. The dominant technology sector plunged 40.3%, accounting for most of the index's performance for the third quarter. Stocks making the biggest impact on performance included Microsoft, down 29.9%, Intel, off 30.1%, and Cisco Systems, which lost 33.1%. The week following September 11 was the worst for the U.S. equity markets since 1933, in the depths of the Great Depression.

The fourth quarter brought a welcome rally. The markets were supported in part by bargain hunters, but a lot of the credit for stemming the losses goes to the Federal Reserve Board. The Fed stepped in on the morning of September 17, before the markets reopened, with a half-point cut in interest rates, and by the end of the year had followed with three more reductions totalling 125 basis points. During the entire period, there were 11 rate reductions adding up to a decline of 475 basis points for the target federal funds rate. Historically, sharply lower interest rates have often produced a strengthening economy and higher stock prices. Anticipating this scenario, investors bought aggressively, boosting the index to a gain of 35.0% in the fourth quarter. Technology stocks once again dominated the index's movements, gaining 42.1%. The capital goods sector also did well, rising 38.3%. The worst returns for the quarter belonged to communication services, which managed a gain of 4.6%.

Individual holdings showing the best performance in the fourth quarter were Network Appliance, up 221.6%, NVIDIA, with a gain of 143.5%, and VERITAS Software, which added 143.1%. The worst performers included Imclone Systems, down 17.8%, and Express Scripts, off 15.5%.

As a result of the annual rebalancing, which took place on December 24, thirteen new issues joined the index, and there were three other additions due to corporate actions during the quarter. For the year, the index had 19 changes, comparable to the 17 alterations during 2000.

WHAT IS YOUR OUTLOOK?

For many investors, the fourth quarter rally undoubtedly revived memories of the glory days of the late 1990s bull market. However, the rally took place mainly in anticipation of better times, not because there was much in the way of concrete evidence that those times were imminent. Comparing share prices to current earnings, valuations are once again fairly rich, especially in the technology sector. This is not the scenario we would like to see at this stage of the cycle. If earnings fail to make significant headway in the months ahead, we could see further testing of the recent lows. At some point, we expect that the Fed's rate cuts will jump-start the economy, but it is difficult to know exactly when that will happen.


    MASSMUTUAL OTC 100 FUND
LARGEST STOCK HOLDINGS (12/31/01)

Microsoft Corp.
Intel Corp.
Cisco Systems, Inc.
Qualcomm, Inc.
Oracle Corp.
Amgen, Inc.
Dell Computer Corp.
Maxim Integrated Products, Inc.
Immunex Corp.
Concord EFS, Inc.



GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual OTC 100 Fund Class S, Class A, Class Y, Class L and the NASDAQ 100 Index

MASSMUTUAL OTC 100 FUND
TOTAL RETURN

                                                    SINCE INCEPTION
                                 ONE YEAR            AVERAGE ANNUAL
                             1/1/01 - 12/31/01     5/1/00 - 12/31/01
Class S                           -32.62%               -41.26%

Class A                           -33.00%               -41.52%

Class Y                           -32.62%               -41.26%

Class L                           -32.68%               -41.34%
--------------------------------------------------------------------
NASDAQ 100 Index                  -32.55%               -40.69%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

               CLASS S      CLASS A      CLASS Y      CLASS L      NASDAQ 100 INDEX
5/1/2000       $10,000      $10,000      $10,000      $10,000      $10,000
    6/00        $9,820       $9,820       $9,820       $9,820       $9,976
   12/00        $6,100       $6,090       $6,100       $6,090       $6,207
    6/01        $4,790       $4,760       $4,780       $4,770       $4,858
   12/01        $4,110       $4,080       $4,110       $4,100       $4,186


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL OTC 100 FUND - PORTFOLIO OF INVESTMENTS


DECEMBER 31, 2001

                                                                NUMBER OF        MARKET
                                                                  SHARES         VALUE
                                                                 --------       -------
EQUITIES -- 98.1%

ADVERTISING -- 0.4%
TMP Worldwide, Inc.*                                                4,133   $   177,306
                                                                            -----------
AUTOMOTIVE & PARTS -- 0.5%
Paccar, Inc.                                                        2,999       196,794
                                                                            -----------

BROADCASTING, PUBLISHING & PRINTING -- 3.2%
Adelphia Communications
   Corp. Cl. A*                                                     6,894       214,955
Charter Communications,
   Inc. Cl. A*                                                     10,661       175,160
Comcast Corp. Cl. A*                                               15,627       562,572
USA Networks, Inc.*                                                12,497       341,293
                                                                            -----------
                                                                              1,293,980
                                                                            -----------

COMMERCIAL SERVICES -- 5.1%
Apollo Group, Inc. Cl. A*                                           4,044       182,020
Cintas Corp.                                                        7,098       343,472
Concord EFS, Inc.*                                                 19,810       649,372
eBay, Inc.*                                                         7,153       478,536
Paychex, Inc.                                                      12,379       433,760
                                                                            -----------
                                                                              2,087,160
                                                                            -----------

COMMUNICATIONS -- 8.0%
ADC
   Telecommunications, Inc.*                                       34,359       158,050
Ciena Corp.*                                                       13,542       193,786
Echostar
   Communications Corp.*                                            8,665       238,028
Juniper Networks, Inc.*                                             7,405       140,325
Network Appliance, Inc.*                                           12,071       263,993
Nextel Communications,
   Inc. Cl. A*                                                     34,241       375,281
PanAmSat Corp.*                                                     7,041       154,057
Qualcomm, Inc.*                                                    32,141     1,623,121
Tellabs, Inc.*                                                      8,146       122,434
                                                                            -----------
                                                                              3,269,075
                                                                            -----------

COMMUNICATIONS EQUIPMENT -- 0.5%
Ericsson (LM) Cl. B ADR                                            35,464       185,122
                                                                            -----------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.8%
Sun Microsystems, Inc.*                                            49,160       606,634
Synopsys, Inc.*                                                     1,928       113,887
                                                                            -----------
                                                                                720,521
                                                                            -----------

COMPUTER PROGRAMMING SERVICES -- 0.9%
Mercury Interactive Corp.*                                          3,070       104,319
VeriSign, Inc.*                                                     6,680       254,107
                                                                            -----------
                                                                                358,426
                                                                            -----------

COMPUTERS & INFORMATION -- 8.0%
Apple Computer, Inc.*                                              17,058   $   373,570
CDW Computer
   Centers, Inc.*                                                   3,095       166,232
Cisco Systems, Inc.*                                               91,357     1,654,475
Comverse Technology, Inc.*                                          6,713       150,170
Dell Computer Corp.*                                               33,474       909,823
                                                                            -----------
                                                                              3,254,270
                                                                            -----------

CONTAINERS -- 0.3%
Smurfit-Stone
   Container Corp.*                                                 8,337       133,142
                                                                            -----------

DATA PROCESSING & PREPARATION -- 0.9%
Fiserv, Inc.*                                                       8,162       345,416
                                                                            -----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 21.3%
Altera Corp.*                                                      18,886       400,761
Applied Micro
   Circuits Corp.*                                                 12,066       136,587
Atmel Corp.*                                                       12,170        96,386
Broadcom Corp. Cl. A*                                               5,909       242,151
Conexant Systems, Inc.*                                             9,808       140,843
Flextronics International
   Limited*                                                        18,411       441,680
Integrated Device
   Technology, Inc.*                                                3,452        91,789
Intel Corp.                                                        81,938     2,576,950
JDS Uniphase Corp.*                                                48,575       424,060
Kla-Tencor Corp.*                                                   7,829       388,005
Linear Technology Corp.                                            14,751       575,879
Maxim Integrated
   Products, Inc.*                                                 15,776       828,398
Microchip Technology, Inc.*                                         3,864       149,691
Molex, Inc.                                                         3,400       105,230
Novellus Systems, Inc.*                                             5,093       200,919
Nvidia Corp.*                                                       5,448       364,471
PMC-Sierra, Inc.*                                                   6,368       135,384
Qlogic Corp.*                                                       3,293       146,571
RF Micro Devices, Inc.*                                             6,610       127,110
Sanmina-SCI Corp.*                                                 19,420       386,458
Vitesse
   Semiconductor Corp.*                                             7,194        89,637
Xilinx, Inc.*                                                      15,448       603,244
                                                                            -----------
                                                                              8,652,204
                                                                            -----------

FOODS -- 0.9%
Starbucks Corp.*                                                   18,481       352,063
                                                                            -----------

HEALTHCARE -- 0.7%
Express Scripts, Inc. Cl. A*                                        2,463       115,170
Human Genome
   Sciences, Inc.*                                                  4,433   $   149,481
                                                                            -----------
                                                                                264,651
                                                                            -----------

INFORMATION RETRIEVAL SERVICES -- 0.4%
Yahoo!, Inc.*                                                       9,546       169,346
                                                                            -----------

INTERNET CONTENT -- 0.5%
BEA Systems, Inc.*                                                 12,850       198,019
                                                                            -----------

MANUFACTURING -- 1.5%
Applied Materials, Inc.*                                           14,717       590,152
                                                                            -----------

MEDIA -- 1.0%
Gemstar-TV Guide
   International, Inc.*                                            15,140       419,378
                                                                            -----------

MEDICAL SUPPLIES -- 1.2%
Biomet, Inc.                                                       12,657       391,101
Cytyc Corp.*                                                        4,269       111,421
                                                                            -----------
                                                                                502,522
                                                                            -----------

MISCELLANEOUS -- 1.2%
Nasdaq-100 Index Tracking
   Stock*                                                          12,608       492,973
                                                                            -----------

PHARMACEUTICALS -- 12.7%
Abgenix, Inc.*                                                      2,857        96,110
Amgen, Inc.*                                                       16,988       958,803
Andrx Group*                                                        2,407       169,477
Biogen, Inc.*                                                       6,335       363,312
Cephalon, Inc.*                                                     1,614       121,994
Chiron Corp.*                                                       9,223       404,336
Genzyme Corp.*                                                      9,274       555,142
Gilead Sciences, Inc.*                                              3,294       216,482
ICOS Corp.*                                                         1,827       104,943
Idec Pharmaceuticals Corp.*                                         5,780       398,415
ImClone Systems, Inc.*                                              2,605       121,028
Immunex Corp.*                                                     26,046       721,735
Invitrogen Corp.*                                                   1,733       107,325
Medimmune, Inc.*                                                    7,994       370,522
Millennium
   Pharmaceuticals, Inc.*                                           8,512       208,629
Protein Design Labs, Inc.*                                          2,946        97,012
Sepracor, Inc.*                                                     2,738       156,230
                                                                            -----------
                                                                              5,171,495
                                                                            -----------

PREPACKAGED SOFTWARE -- 23.1%
Adobe Systems, Inc.                                                 8,104       251,629
Brocade Communications
   Systems, Inc.*                                                   8,123       269,034
Check Point Software
   Technologies Limited*                                            8,294       330,848
Citrix Systems, Inc.*                                               7,775       176,182



    The accompanying notes are an integral part of the financial statements.

                                                                NUMBER OF        MARKET
                                                                  SHARES         VALUE
                                                                 --------       -------
Compuware Corp.*                                                    7,996       $94,273
Electronic Arts, Inc.*                                              4,818       288,839
I2 Technologies, Inc.*                                             15,787       124,717
Intuit, Inc.*                                                       9,313       398,224
Microsoft Corp.*                                                   64,619     4,282,301
Oracle Corp.*                                                      80,846     1,116,483
Peoplesoft, Inc.*                                                  14,919       599,744
Rational Software Corp.*                                            7,072       137,904
Siebel Systems, Inc.*                                              18,881       528,290
Symantec Corp.*                                                     2,496       165,560
Veritas Software Corp.*                                            14,285       640,254
                                                                            -----------
                                                                              9,404,282
                                                                            -----------

RETAIL -- 2.5%
Bed Bath & Beyond, Inc.*                                           13,598       460,972
Costco Wholesale Corp.*                                             8,304       368,532
Staples, Inc.*                                                     10,794       201,848
                                                                            -----------
                                                                              1,031,352
                                                                            -----------

RETAIL - INTERNET -- 0.2%
Amazon.com, Inc.*                                                   8,605        93,106
                                                                            -----------

TELEPHONE UTILITIES -- 1.3%
WorldCom, Inc.*                                                    37,113       522,551
                                                                            -----------

TOTAL EQUITIES
(COST $57,902,959)                                                           39,885,306
                                                                            ===========


                                                                PRINCIPAL        MARKET
                                                                  AMOUNT         VALUE
                                                                 --------       -------
SHORT-TERM INVESTMENTS -- 14.2%

CASH EQUIVALENTS -- 11.7%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                                             $313,177       313,177
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                                              111,849       111,849
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                                              447,396       447,396
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                                              416,078       416,078
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                                              246,068       246,068
First Union II Bank Note
   1.680% 03/12/2002                                              523,698       523,698
Fleet National Bank Note
   1.950% 04/30/2002                                              191,326       191,326
GMAC Bank Note
   1.790% 03/08/2002                                               57,069        57,069
Goldman Sachs Bank Note
   1.680% 02/05/2002                                             $223,698      $223,698
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                                              901,071       901,071
Merrill Lynch Bank Note
   1.620% 04/05/2002                                              201,328       201,328
Merrill Lynch Bank Note
   1.640% 11/26/2002                                               89,479        89,479
Merrimac Money
   Market Fund                                                    690,733       690,733
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                                               67,109        67,109
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                                              223,698       223,698
US Bank
   1.590% 11/06/2002                                               67,109        67,109
                                                                            -----------
                                                                              4,770,886
                                                                            -----------

REPURCHASE AGREEMENT -- 2.0%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002(a)                                              806,240       806,240
                                                                            -----------

U.S. TREASURY BILLS -- 0.5%
U.S. Treasury Bill***
   2.150% 01/17/2002                                              200,000       199,809
                                                                            -----------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                           5,776,935
                                                                            ===========

TOTAL INVESTMENTS -- 112.3%
(COST $63,679,894)****                                                       45,662,241

OTHER ASSETS/
(LIABILITIES) -- (12.3%)                                                     (5,013,571)
                                                                            ===========

NET ASSETS -- 100.0%                                                        $40,648,670
                                                                            ===========

NOTES TO PORTFOLIO OF INVESTMENTS

ADR  - American Depository Receipt.
*    Non-income producing security.
**   Represents investment of security lending collateral. (NOTE 2).
*** This security is held as collateral for open futures contracts. (NOTE 2). **** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $806,303. Collateralized by U. S. Government Agency obligation with a rate of 6.375%, maturity date of 05/20/2022, and aggregate market value, including accrued interest, of $846,554.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OTC 100 FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                     DECEMBER 31, 2001
                                                                                                     -----------------
ASSETS:
            Investments, at value (cost $57,902,959) (NOTE 2)                                            $39,885,306
            Short-term investments, at amortized cost (NOTE 2)                                             5,776,935
                                                                                                         -----------
                    Total Investments (including securities on loan with market values of $4,587,770)     45,662,241
            Receivables from:
                    Investments sold                                                                          70,047
                    Fund shares sold                                                                         136,079
                    Interest and dividends                                                                     2,228
                                                                                                         -----------
                           Total assets                                                                   45,870,595
                                                                                                         -----------

LIABILITIES:
            Payables for:
                    Investments purchased                                                                    103,016
                    Fund shares repurchased                                                                  288,856
                    Variation margin on open futures contracts (NOTE 2)                                       24,105
                    Securities on loan (NOTE 2)                                                            4,770,886
                    Directors' fees and expenses (NOTE 3)                                                      1,238
                    Affiliates (NOTE 3):
                           Investment management fees                                                          6,144
                           Administration fees                                                                17,718
                           Service fees                                                                        7,144
            Accrued expenses and other liabilities                                                             2,818
                                                                                                         -----------
                           Total liabilities                                                               5,221,925
                                                                                                         -----------
            NET ASSETS                                                                                   $40,648,670
                                                                                                         ===========

NET ASSETS CONSIST OF:
            Paid-in capital                                                                              $67,799,396
            Accumulated net investment loss                                                                   (1,091)
            Accumulated net realized loss on investments and futures contracts                            (9,103,440)
            Net unrealized depreciation on investments and futures contracts                             (18,046,195)
                                                                                                         -----------
                                                                                                         $40,648,670
                                                                                                         ===========

NET ASSETS:
            Class A                                                                                      $12,471,988
                                                                                                         ===========
            Class L                                                                                      $ 8,224,615
                                                                                                         ===========
            Class Y                                                                                      $   350,211
                                                                                                         ===========
            Class S                                                                                      $19,601,856
                                                                                                         ===========

SHARES OUTSTANDING:
            Class A                                                                                        3,054,191
                                                                                                         ===========
            Class L                                                                                        2,006,984
                                                                                                         ===========
            Class Y                                                                                           85,306
                                                                                                         ===========
            Class S                                                                                        4,762,447
                                                                                                         ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
            Class A                                                                                      $      4.08
                                                                                                         ===========
            Class L                                                                                      $      4.10
                                                                                                         ===========
            Class Y                                                                                      $      4.11
                                                                                                         ===========
            Class S                                                                                      $      4.12
                                                                                                         ===========


    The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS

                                                                                                        YEAR ENDED
                                                                                                     DECEMBER 31, 2001
                                                                                                     -----------------
INVESTMENT INCOME: (NOTE 2)
            Dividends (net of withholding tax of $168)                                                  $     18,401
            Interest (including securities lending income of $11,262)                                         42,447
                                                                                                        ------------
                           Total investment income                                                            60,848
                                                                                                        ------------

EXPENSES: (NOTE 2)
            Investment management fees (NOTE 3)                                                               51,448
            Custody fees                                                                                      27,837
            Shareholder reporting fees                                                                         1,841
            Audit and legal fees                                                                               1,710
            Directors' fees (NOTE 3)                                                                             703
                                                                                                        ------------
                                                                                                              83,539
            Administration fees (NOTE 3):
                    Class A                                                                                   56,552
                    Class L                                                                                   34,515
                    Class Y                                                                                    1,315
                    Class S                                                                                   72,770
SERVICE FEES (NOTE 3):
                    Class A                                                                                   22,643
                                                                                                        ------------
                           Total expenses                                                                    271,334
            Expenses waived (NOTE 3)                                                                         (15,553)
                                                                                                        ------------
                           Net expenses                                                                      255,781
                                                                                                        ------------
                           NET INVESTMENT LOSS                                                              (194,933)
                                                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS):
            Net realized loss on:
                    Investment transactions                                                               (6,995,927)
                    Closed futures contracts                                                                (337,141)
                                                                                                        ------------
                           Net realized loss                                                              (7,333,068)
                                                                                                        ------------
            Net change in unrealized appreciation (depreciation) on:
                    Investments                                                                           (4,767,554)
                    Open futures contracts                                                                    12,379
                                                                                                        ------------
                           Net unrealized loss                                                            (4,755,175)
                                                                                                        ------------
                           NET REALIZED AND UNREALIZED LOSS                                              (12,088,243)
                                                                                                        ------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $(12,283,176)
                                                                                                        ============


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED            PERIOD ENDED
                                                                                         DECEMBER 31, 2001     DECEMBER 31, 2000*
                                                                                         -----------------     ------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
            Net investment loss                                                            $   (194,933)          $    (84,585)
            Net realized loss on investment transactions and futures contracts               (7,333,068)            (1,728,540)
            Net change in unrealized appreciation (depreciation)
                 on investments and futures contracts                                        (4,755,175)           (13,291,020)
                                                                                           ------------           ------------
                 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       (12,283,176)           (15,104,145)
                                                                                           ------------           ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
            Class A                                                                          10,558,730              6,192,523
            Class L                                                                           7,297,482              3,321,161
            Class Y                                                                             301,964                173,661
            Class S                                                                           7,414,692             32,775,778
                                                                                           ------------           ------------
                 INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                     25,572,868             42,463,123
                                                                                           ------------           ------------
            TOTAL INCREASE IN NET ASSETS                                                     13,289,692             27,358,978

NET ASSETS:
            Beginning of period                                                              27,358,978                      -
                                                                                           ------------           ------------
            End of period (including accumulated net investment loss of $1,091 and
                 $908, respectively)                                                       $ 40,648,670           $ 27,358,978
                                                                                           ============           ============


* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.




    The accompanying notes are an integral part of the financial statements.

                                                               CLASS A                         CLASS L
                                                               -------                         -------
                                                       YEAR ENDED    PERIOD ENDED     YEAR ENDED      PERIOD ENDED
                                                        12/31/01       12/31/00+       12/31/01         12/31/00+
                                                       ----------    ------------     ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    6.08     $   10.00        $    6.09       $   10.00
                                                       ---------     ---------        ---------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment loss                                    (0.04)***     (0.05)***        (0.03)***       (0.04)***
    Net realized and unrealized loss on investments        (1.96)        (3.87)           (1.96)          (3.87)
                                                       ---------     ---------        ---------       ---------
           Total loss from investment operations           (2.00)        (3.92)           (1.99)          (3.91)
                                                       ---------     ---------        ---------       ---------
NET ASSET VALUE, END OF PERIOD                         $    4.08     $    6.08        $    4.10       $    6.09
                                                       =========     =========        =========       =========
TOTAL RETURN@                                           (33.00)%      (39.10)%**       (32.68)%        (39.10)%**

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                  $  12,472     $   4,411        $   8,225       $   2,360
    Ratio of expenses to average daily net assets:
        Before expense waiver                              1.11%         1.11%*           0.86%           0.86%*
        After expense waiver#                              1.07%           N/A            0.82%             N/A
    Net investment loss to average daily net assets      (0.90)%       (0.91)%*         (0.65)%         (0.65)%*
    Portfolio turnover rate                                  45%           30% **           45%             30%**

                                                                CLASS Y                        CLASS S
                                                                -------                        -------
                                                       YEAR ENDED    PERIOD ENDED     YEAR ENDED      PERIOD ENDED
                                                        12/31/01      12/31/00+        12/31/01         12/31/00+
                                                       ----------    ------------     ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  6.10       $ 10.00          $  6.10          $ 10.00
                                                         -------       -------          -------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment loss                                    (0.02)***     (0.03)***        (0.02)***        (0.02)***
    Net realized and unrealized loss on investments        (1.97)        (3.87)           (1.96)           (3.88)
                                                         -------       -------          -------          -------
           Total loss from investment operations           (1.99)        (3.90)           (1.98)           (3.90)
                                                         -------       -------          -------          -------
NET ASSET VALUE, END OF PERIOD                           $  4.11       $  6.10          $  4.12          $  6.10
                                                         =======       =======          =======          =======
TOTAL RETURN@                                             (32.62)%      (39.00)%**       (32.62)%         (39.00)%**

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                         $350     $     121        $  19,602        $  20,466
    Ratio of expenses to average daily net assets:
        Before expense waiver                                0.71%         0.80%*           0.62%            0.69%*
        After expense waiver#                                0.67%           N/A            0.58%              N/A
    Net investment loss to average daily net assets        (0.50)%       (0.54)%*         (0.39)%          (0.39)%*
    Portfolio turnover rate                                    45%           30%**            45%              30%**

*   ANNUALIZED
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH
    DECEMBER 31, 2001.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FOCUSED VALUE FUND -- PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL FOCUSED VALUE FUND?

The objectives and policies of the Fund are to:

-     achieve long-term growth of capital

- invest in a concentrated portfolio of approximately 20 equity securities of small and mid-sized companies (companies with market capitalization, at the time of purchase, of $1 billion to $10 billion)

-     utilize a value-oriented strategy in making investment decisions

-     utilize fundamental analysis to identify companies which

      - are of high investment quality or possess a unique product, market position or operating characteristics

      - offer above-average levels of profitability or superior growth potential

      - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2001?

The Fund significantly outperformed its benchmark during both halves of 2001. For the 12 months ending December 31, 2001, the Fund's Class S shares returned 31.70%, well ahead of the 1.22% return of the Russell 2500 Index.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Strong stock selection was responsible for the Fund's outperformance. Because the Fund is so concentrated--it contained 23 stocks at the end of the third quarter and 22 as of December 31, 2001--it is imperative that we have strong conviction about all of our holdings. Moreover, while we seek to minimize the Fund's turnover costs, changing circumstances often present us with opportunities to upgrade our holdings with selections that represent even better values. In the third quarter of 2001, this opportunity was regrettably the result of the tragedy that occurred on September 11. Like most equity funds, we posted a negative return for the quarter but considered our 10.05% loss acceptable under the circumstances and certainly preferable to the 18.80% decline of the Russell 2500 Index.

Gains in telecommunications service provider CenturyTel and medical equipment maker Guidant helped to offset weaker holdings such as semiconductor equipment manufacturer Teradyne and Cendant, the Fund's second-largest holding at the end of the year, which suffered right after the terrorist attacks from its significant exposure to the travel and hotel industry.

Our response to September 11 was to revisit our earnings forecasts for each holding in light of the new realities. While we made some changes, ultimately we were satisfied with most of our selections. Additions during the third quarter included Carnival and Tiffany. Carnival operates a number of cruise lines under the Holland America, Windstar, Cunard, Seaborn, Costa Crociere, and Airtours Sun Cruise names as well as its flagship line, Carnival Cruise Lines. Tiffany is an upscale jeweler and specialty retailer that we liked for its solid brand equity, strong balance sheet, and attractive growth prospects. On the sell side, we liquidated positions in Office Depot and Motorola because more undervalued alternatives were identified.

WHAT HAPPENED DURING THE FOURTH QUARTER?

In the fourth quarter, stocks found their footing and mounted a strong rally. Driven partly by bargain hunting, the advance was also fueled by the Federal Reserve Board's aggressive lowering of short-term interest rates after September 11. The Fund posted a gain of 17.41% for the quarter, compared with 20.05% for the Russell 2500 Index. The index benefited from the strong performance of growth stocks, as investors began to anticipate a rebounding economy and higher share prices in response to the Fed's easing.

Making significant contributions to the Fund's performance during the fourth quarter were SPX, Teradyne, Tiffany, Cendant, and Carnival. This group represented cyclical companies, holdings with improving fundamentals, and opportunistic purchases after September 11. Stocks detracting from performance included CenturyTel, Chiron, Washington Mutual, and Ford. Of these, we decided that only Ford's prospects justified liquidating the position, as the company's balance sheet, cash flow, and market position were eroded by general economic weakness and the necessity to resort to increasingly aggressive incentives to spur sales. We felt that Washington Mutual was unfairly penalized because of the poor performance of other lenders in the slumping economy. In the case of CenturyTel and Chiron, they reported weak results during the quarter but it seemed to us that their underlying businesses remained intact.

Stocks added during the quarter included specialty retailer Gap, advertising and marketing conglomerate Interpublic Group of Companies, supermarket chain Kroger, and waste disposal firm Waste Management. Along with Ford, we sold Ceridian, Equifax, Mattel, and Valassis Communications.

WHAT IS YOUR OUTLOOK?

While we foresee an economic recovery and better corporate earnings in 2002, there is a high probability that any recovery will be relatively muted. For one thing, the global slowdown currently underway could negatively affect sales of U.S. companies for some months to come. Additionally, U.S. consumers have not reduced their debt and repaired their balance sheets nearly to the extent that is typical during a recession. As a result, it is questionable how strong a spending boost we can expect from consumers to lift the economy out of its current doldrums. Despite this mixed macroeconomic outlook, we will continue to view any stock market volatility as a buying opportunity with the potential to move attractive stocks down to our valuation parameters. Our disciplined management style has generated strong gains for two consecutive years while most other investors suffered significant losses. Although we cannot guarantee that this will always happen, we feel these results are indicative of the value of what we do.

MASSMUTUAL FOCUSED VALUE FUND
LARGEST STOCK HOLDINGS (12/31/01)

AT&T Corp.
Cendant Corp.
Interpublic Group of Companies, Inc.
Washington Mutual, Inc.
Electronic Data Systems Corp.
Chiron Corp.
Maytag Corp.
XTO Energy, Inc.
Citizens Communications Co.
Gap, Inc.


GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Focused Value Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

   MASSMUTUAL FOCUSED VALUE FUND
   TOTAL RETURN

                                                      SINCE INCEPTION
                                    ONE YEAR           AVERAGE ANNUAL
                                 1/1/01 - 12/31/01   5/1/00 - 12/31/01
   Class S                            31.70%             21.94%

   Class A                            31.08%             21.34%

   Class Y                            31.60%             21.81%

   Class L                            31.50%             21.63%
----------------------------------------------------------------------
   Russell 2500 Index                  1.22%              0.78%
----------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                       Class S      Class A   Class Y     Class L    Russell 2500 Index
          5/1/2000     $10,000      $10,000   $10,000     $10,000       $10,000
              6/00      $9,450       $9,440    $9,440      $9,440       $10,146
             12/00     $10,577      $10,541   $10,566     $10,548       $10,009
              6/01     $12,918      $12,838   $12,896     $12,867       $10,393
             12/01     $13,931      $13,817   $13,905     $13,871       $10,131


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

   MASSMUTUAL FOCUSED VALUE FUND -- PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                                   NUMBER OF     MARKET
                                                    SHARES        VALUE
                                                   ---------     ------
EQUITIES -- 92.9%

ADVERTISING -- 5.2%
Interpublic Group of
   Companies, Inc.                                  300,000    $8,862,000
                                                              -----------
APPAREL, TEXTILES & SHOES -- 4.4%
Gap, Inc.                                           540,000     7,527,600
                                                              -----------

AUTOMOTIVE & PARTS -- 4.0%
SPX Corp.*                                           50,000     6,845,000
                                                              -----------
BANKING, SAVINGS & LOANS -- 5.0%
Washington Mutual, Inc.                             260,000     8,502,000
                                                              -----------
COMMERCIAL SERVICES -- 8.8%
Cendant Corp.*                                      470,000     9,216,700
Waste Management, Inc.                              180,700     5,766,137
                                                              -----------
                                                               14,982,837
                                                              -----------
COMMUNICATIONS -- 4.5%
Citizens
   Communications Co.*                              720,000     7,675,200
                                                              -----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 3.0%
Teradyne, Inc.*                                     170,000     5,123,800
                                                              -----------
COMPUTERS & OFFICE EQUIPMENT -- 4.8%
Electronic Data
   Systems Corp.                                    120,000     8,226,000
                                                              -----------
ENERGY -- 4.5%
XTO Energy, Inc.                                    443,000     7,752,500
                                                              -----------
ENTERTAINMENT & LEISURE -- 7.4%
Brunswick Corp.                                     320,000     6,963,200
Carnival Corp.                                      200,000     5,616,000
                                                              -----------
                                                               12,579,200
                                                              -----------
FOODS -- 4.0%
The Kroger Co.*                                     325,000     6,782,750
                                                              -----------
HOME CONSTRUCTION, FURNISHINGS &
   APPLIANCES -- 4.5%
Maytag Corp.                                        250,000     7,757,500
                                                              -----------
MEDICAL SUPPLIES -- 4.4%
Guidant Corp.*                                      150,000     7,470,000
                                                              -----------
PHARMACEUTICALS -- 4.6%
Chiron Corp.*                                       180,000     7,891,200
                                                              -----------
RESTAURANTS -- 3.8%
Tricon Global
   Restaurants, Inc.*                               130,000     6,396,000
                                                              -----------
RETAIL -- 10.2%
Penney (J.C.) Co., Inc.                             270,000     7,263,000
Tiffany & Co.                                       142,200    $4,475,034
Toys R Us, Inc.*                                    270,000     5,599,800
                                                              -----------
                                                               17,337,834
                                                              -----------
TELEPHONE UTILITIES -- 9.8%
AT&T Corp.                                          520,000     9,432,800
CenturyTel, Inc.                                    220,000     7,216,000
                                                              -----------
                                                               16,648,800
                                                              -----------
TOTAL EQUITIES
(COST $132,999,840)                                           158,360,221
                                                              ===========

                                        PRINCIPAL
                                         AMOUNT
                                        ---------

SHORT-TERM INVESTMENTS -- 30.2%

CASH EQUIVALENTS -- 23.3%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                   $2,598,527        2,598,527
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                      928,045          928,045
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                    3,712,182        3,712,182
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                    3,452,329        3,452,329
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                    2,041,700        2,041,700
First Union II Bank Note
   1.680% 03/12/2002                    2,655,541        2,655,541
Fleet National Bank Note
   1.950% 04/30/2002                    2,647,122        2,647,122
GMAC Bank Note
   1.790% 03/08/2002                    1,326,548        1,326,548
Goldman Sachs Bank Note
   1.680% 02/05/2002                    3,841,091        3,841,091
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                    1,421,231        1,421,231
Merrill Lynch Bank Note
   1.620% 04/05/2002                    2,620,482        2,620,482
Merrill Lynch Bank Note
   1.640% 11/26/2002                      742,436          742,436
Merrimac Money
   Market Fund                          6,628,535        6,628,535
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                     $556,827         $556,827
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                    3,856,091        3,856,091
US Bank
   1.590% 11/06/2002                      556,827          556,827
                                                      ------------
                                                        39,585,514
                                                      ------------
REPURCHASE AGREEMENT -- 6.9%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002 (a)                  11,777,365       11,777,365
                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                     51,362,879
                                                      ------------
TOTAL INVESTMENTS -- 123.1%
(COST $184,362,719)***                                 209,723,100
OTHER ASSETS/
(LIABILITIES) -- (23.1%)                               (39,337,524)
                                                      ------------
NET ASSETS -- 100.0%                                  $170,385,576
                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS

*   Non-income producing security.
**  Represents investment of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes.(NOTE 7).
(a) Maturity value of $11,778,281. Collateralized by U.S. Government Agency obligation with a rate of 2.346%, maturity date of 03/15/2031, and aggregate market value, including accrued interest, of $12,366,246.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FOCUSED VALUE FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                       DECEMBER 31, 2001
                                                                       -----------------
ASSETS:
     Investments, at value (cost $132,999,840) (NOTE 2)                   $158,360,221
     Short-term investments, at amortized cost (NOTE 2)                     51,362,879
                                                                          ------------
          Total Investments (including securities on
          loan with market values of $37,435,727)                          209,723,100
     Receivables from:
          Fund shares sold                                                   1,224,416
          Interest and dividends                                                37,279
                                                                          ------------
               Total assets                                                210,984,795
                                                                          ------------
LIABILITIES:
     Payables for:
          Fund shares repurchased                                              873,430
          Securities on loan (NOTE 2)                                       39,585,514
          Directors' fees and expenses (NOTE 3)                                  2,019
          Affiliates (NOTE 3):
               Investment management fees                                       98,097
               Administration fees                                              22,495
               Service fees                                                     11,556
          Accrued expenses and other liabilities                                 6,108
                                                                          ------------
               Total liabilities                                            40,599,219
                                                                          ------------
     NET ASSETS                                                           $170,385,576
                                                                          ============
NET ASSETS CONSIST OF:
     Paid-in capital                                                      $143,466,330
     Distributions in excess of net investment income                           (1,495)
     Accumulated net realized gain on investments                            1,560,360
     Net unrealized appreciation on investments                             25,360,381
                                                                          ------------
                                                                          $170,385,576
                                                                          ============
NET ASSETS:
     Class A                                                              $ 24,562,412
                                                                          ============
     Class L                                                              $ 25,594,216
                                                                          ============
     Class Y                                                              $ 10,136,923
                                                                          ============
     Class S                                                              $110,092,025
                                                                          ============
SHARES OUTSTANDING:
     Class A                                                                 1,831,881
                                                                          ============
     Class L                                                                 1,903,414
                                                                          ============
     Class Y                                                                   753,290
                                                                          ============
     Class S                                                                 8,166,254
                                                                          ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
     Class A                                                              $      13.41
                                                                          ============
     Class L                                                              $      13.45
                                                                          ============
     Class Y                                                              $      13.46
                                                                          ============
     Class S                                                              $      13.48
                                                                          ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                          YEAR ENDED
                                                                      DECEMBER 31, 2001
                                                                      -----------------
INVESTMENT INCOME: (NOTE 2)
     Dividends                                                              $846,727
     Interest (including securities lending income of $31,203)               318,968
                                                                         -----------
               Total investment income                                     1,165,695
                                                                         -----------
EXPENSES: (NOTE 2)
     Investment management fees (NOTE 3)                                     759,494
     Custody fees                                                              7,828
     Audit and legal fees                                                      5,243
     Shareholder reporting fees                                                4,886
     Directors' fees (NOTE 3)                                                  2,263
                                                                         -----------
                                                                             779,714
     Administration fees (NOTE 3):
          Class A                                                             31,968
          Class L                                                             47,344
          Class Y                                                              9,220
          Class S                                                             68,663
     Service fees (NOTE 3):
          Class A                                                             23,900
                                                                         -----------
               Total expenses                                                960,809
     Expenses waived (NOTE 3)                                                 (2,397)
                                                                         -----------
               Net expenses                                                  958,412
                                                                         -----------
               NET INVESTMENT INCOME                                         207,283
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investment transactions                          5,453,149
     Net change in unrealized appreciation (depreciation)
     on investments                                                       22,422,947
                                                                         -----------
               NET REALIZED AND UNREALIZED GAIN                           27,876,096
                                                                         -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $28,083,379
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED             PERIOD ENDED
                                                                            DECEMBER 31, 2001      DECEMBER 31, 2000*
                                                                            -----------------      ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                     $    207,283           $   268,397
     Net realized gain on investment transactions                                 5,453,149               380,438
     Net change in unrealized appreciation (depreciation) on investments         22,422,947             2,937,434
                                                                               ------------           -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   28,083,379             3,586,269
                                                                               ------------           -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income:
     Class A                                                                         (5,932)               (2,060)
     Class L                                                                        (14,425)              (19,225)
     Class Y                                                                        (15,630)               (2,151)
     Class S                                                                       (199,638)             (237,170)
                                                                               ------------           -----------
          TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                           (235,625)             (260,606)
                                                                               ------------           -----------
     From net realized gains:
     Class A                                                                       (611,878)                    -
     Class L                                                                       (633,078)                    -
     Class Y                                                                       (251,527)                    -
     Class S                                                                     (2,757,688)                    -
                                                                               ------------           -----------
          TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                            (4,254,171)                    -
                                                                               ------------           -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class A                                                                     21,916,607               705,012
     Class L                                                                     17,344,495             5,135,894
     Class Y                                                                      8,841,875               479,990
     Class S                                                                     38,375,136            50,667,321
                                                                               ------------           -----------
          INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                86,478,113            56,988,217
                                                                               ------------           -----------
     TOTAL INCREASE IN NET ASSETS                                               110,071,696            60,313,880
NET ASSETS:
     Beginning of period                                                         60,313,880                    -
                                                                               ------------           -----------
     End of period (including distributions in excess of net investment income of $1,495 and undistributed net investment income of
       $7,791, respectively)                                                   $170,385,576           $60,313,880
                                                                               ============           ===========

    * FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               CLASS A                            CLASS L
                                                     --------------------------------------------------------------
                                                     YEAR ENDED        PERIOD ENDED   YEAR ENDED       PERIOD ENDED
                                                      12/31/01           12/31/00+     12/31/01          12/31/00+
                                                     ----------        ------------   ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.51            $10.00       $ 10.51             $10.00
                                                      -------            ------       -------             ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                        (0.04)***          0.02 ***      0.00 ***++         0.04 ***
    Net realized and unrealized gain on
      investments                                        3.30              0.52          3.31               0.51
                                                      -------            ------       -------             ------
           Total income from investment operations       3.26              0.54          3.31               0.55
                                                      -------            ------       -------             ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                          (0.00)****        (0.03)        (0.01)             (0.04)
    From net realized gains                             (0.36)               --         (0.36)                --
                                                      -------            ------       -------             ------
           Total distributions                          (0.36)            (0.03)        (0.37)             (0.04)
                                                      -------            ------       -------             ------
NET ASSET VALUE, END OF PERIOD                         $13.41            $10.51        $13.45             $10.51
                                                      =======            ======       =======             ======
TOTAL RETURN@                                          31.08%             5.41% **     31.50%              5.48% **
RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                 $24,562              $753       $25,594             $5,432
    Ratio of expenses to average daily net assets:
        Before expense waiver                           1.29%             1.31% *       1.04%              1.05% *
        After expense waiver#                           1.29%               N/A         1.04%                N/A
    Net investment income (loss) to average daily
      net assets                                       (0.30)%             0.33% *       0.00% +++          0.59% *
    Portfolio turnover rate                               53%               22% **        53%                22% **

                                                                      CLASS Y                          CLASS S
                                                            --------------------------      ----------------------------
                                                            YEAR ENDED    PERIOD ENDED      YEAR ENDED      PERIOD ENDED
                                                             12/31/01       12/31/00+        12/31/01         12/31/00+
                                                            ----------    ------------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.52      $10.00            $10.53           $10.00
                                                               ------      ------           -------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                        0.02 ***    0.05 ***          0.03 ***         0.06 ***
    Net realized and unrealized gain on investments              3.30        0.52              3.31             0.52
                                                               ------      ------           -------          -------
           Total income from investment operations               3.32        0.57              3.34             0.58
                                                               ------      ------           -------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  (0.02)      (0.05)            (0.03)           (0.05)
    From net realized gains                                     (0.36)         --             (0.36)              --
                                                               ------      ------           -------          -------
           Total distributions                                  (0.38)      (0.05)            (0.39)           (0.05)
                                                               ------      ------           -------          -------
NET ASSET VALUE, END OF PERIOD                                 $13.46      $10.52            $13.48           $10.53
                                                               ======      ======           =======          =======
TOTAL RETURN@                                                  31.60%       5.66% **         31.70%            5.77% **
RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                         $10,137        $502          $110,092          $53,628
    Ratio of expenses to average daily net assets:
        Before expense waiver                                   0.89%       0.91% *           0.79%            0.83% *
        After expense waiver#                                   0.89%         N/A             0.79%              N/A
    Net investment income to average daily net assets           0.14%       0.75% *           0.28%            0.95% *
    Portfolio turnover rate                                       53%         22% **            53%              22% **

*    ANNUALIZED
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
++   NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+++ THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS IS LESS THAN 0.01%.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP VALUE EQUITY FUND - PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SMALL CAP VALUE EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations within the range of market capitalizations of companies in the Russell 2000 Index)
-  utilize a value-oriented strategy in making investment decisions
- utilize fundamental analysis to identify companies which -- are of high investment quality or possess a unique product, market position or operating characteristics
   -- offer above-average levels of profitability or superior growth potential -- are attractively valued in the marketplace


HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's Class S shares returned 3.63%, beating the 2.49% return of the Russell 2000 Index.


WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Both the Fund and its benchmark benefited from investors' preference for small-cap stocks during the period, continuing a trend in place since the large-cap bubble burst early in 2000. Even within the small-cap sector, smaller was better, which hurt our returns to some extent because the portfolio was primarily exposed to the larger end of the small-cap continuum. On the other hand, the Fund's emphasis on value aided performance, as a weak economy and the disappointing earnings reported by many companies in the growth sector led investors to seek out stocks that were more modestly priced relative to their expected rates of growth. Finally, our focus on picking quality stocks of companies generating high returns on equity was helpful. To provide some perspective on this point, the five-year average return on equity of the Fund's holdings was approximately 20%, versus 14% for companies in the benchmark.


HOW DID YOU RESPOND TO THE TREMENDOUS VOLATILITY DURING THE PERIOD?

Our primary goal is to look for the highest-quality companies selling at the most reasonable prices, building the portfolio one stock at a time. We generally purchase stocks with a horizon of five years in mind, although our holding times can vary for many different reasons. We don't attempt to trade the Fund's holdings to take advantage of short-term trends--for example, the rallies we saw in the second and fourth quarters. However, if a rally takes a stock beyond the value parameters we are comfortable with, we will probably sell it. Conversely, when the market declines sharply, as it did in the first and third quarters, we can often buy stocks that would be too expensive for the Fund under normal circumstances. In that sense, we respond to what the broader market is doing. No matter what the market environment is, though, we strive to be very consistent about sticking with our value discipline.


WHAT STOCKS CONTRIBUTED POSITIVELY TO PERFORMANCE?

One of the strongest contributors was RPM, a manufacturer of petroleum-based joint compound, glue, and related products. The stock was helped by lower raw material prices, as crude oil prices came down from their lofty levels of the previous year. RPM's share price had a big dip in September and then rallied strongly through the end of the year. Another stock that helped performance was National Processing, a credit card processing firm. Increasing fears about a recession and the possibility of fewer transactions to process put a temporary dent in this stock's price. However, the overall market's recovery and reasonably strong consumer spending during the Christmas holidays enabled National Processing to recover nicely by the end of December.

Guitar Center, a chain of retail music stores, also performed well. The company recently added the highly regarded Gibson line of guitars to its product line and improved its competitive position due to the closing of some stores by its largest competitor. Finally, the Fund benefited from owning Factset Research Systems, a supplier of financial data and software for portfolio managers. In September the company reported strong earnings for its fourth quarter, which ends in August, and the stock trended higher for the remainder of the period.

Looking at stocks that detracted from performance, one disappointment was Penton Media, which organizes trade shows for various industries. Prospects for reduced business travel for trade shows and other purposes as a result of September 11--together with improving technology for video conferencing--led us to jettison the stock. Inet Technologies, a provider of backbone software for the telecommunications industry, hurt us early in the period as the downward revisions in earnings for telecommunications companies gathered momentum. Finally, although machine tool manufacturer Hardinge declined in the second half of the year and detracted from the Fund's performance, the company actually gained market share and was one of the last in its industry to feel the effects of the slower economy. We therefore maintained the position.

WHAT IS YOUR OUTLOOK?

Given the strong fourth quarter rally, stocks in general have fairly rich valuations. Investors have put a lot of faith in the Federal Reserve Board, which cut short-term interest rates 11 times during the period. There is a lot of research showing that repeated interest rate cuts eventually lead to a stronger economy and higher share prices. However, we question whether consumers are currently in a position to drive a recovery by increasing their spending, as they have done in other recessions. Consumer spending has declined but not to typical recession levels, and personal debt remains high. Some economic indicators, such as retail sales, have been stronger than expected, but others, such as mortgage applications, have been relatively weak. Given this mixed outlook, careful stock selection should be important in the months ahead, and we will continue our search for high-quality companies whose stock price represents solid value relative to projected rates of earnings growth.



MASSMUTUAL SMALL CAP VALUE EQUITY FUND
  LARGEST STOCK HOLDINGS (12/31/01)


OM Group, Inc.
Teleflex, Inc.
La-Z-Boy, Inc.
Robinson (C.H.) Worldwide, Inc.
Eaton Vance Corp.
Lattice Semiconductor Corp.
HCC Insurance Holdings, Inc.
RPM, Inc.
Carlisle Companies, Inc.
Miller (Herman), Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class S and the Russell 2000 Index

MASSMUTUAL SMALL CAP VALUE EQUITY FUND
TOTAL RETURN

                                                      FIVE YEAR         SINCE INCEPTION
                                   ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                              1/1/01 - 12/31/01   1/1/97 - 12/31/01   10/3/94 - 12/31/01
Class S                             3.63%               8.03%               10.85%
----------------------------------------------------------------------------------------
Russell 2000 Index                  2.49%               7.52%               10.85%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

               CLASS S       RUSSELL 2000 INDEX
10/3/1994      $10,000       $10,000
12/94           $9,734        $9,813
12/95          $11,681       $12,604
12/96          $14,346       $14,683
12/97          $19,562       $17,966
12/98          $17,797       $17,509
12/99          $17,841       $21,231
12/00          $20,372       $20,589
12/01          $21,113       $21,101

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class A, Class Y and the Russell 2000 Index

MASSMUTUAL SMALL CAP VALUE EQUITY FUND
TOTAL RETURN

                                                                    SINCE INCEPTION
                                                 ONE YEAR           AVERAGE ANNUAL
                                            1/1/01 - 12/31/01      1/1/98 - 12/31/01
Class A                                            3.12%                 1.37%
Class Y                                            3.56%                 1.78%
----------------------------------------------------------------------------------------
Russell 2000 Index                                 2.49%                 4.10%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

               CLASS A        CLASS Y      RUSSELL 2000 INDEX
1/1/1998       $10,000        $10,000      $10,000
12/98           $9,042         $9,075       $9,745
12/99           $9,009         $9,087      $11,817
12/00          $10,242        $10,361      $11,460
12/01          $10,561        $10,730      $11,745

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class L and the Russell 2000 Index

MASSMUTUAL SMALL CAP VALUE EQUITY FUND
TOTAL RETURN

                                                                   SINCE INCEPTION
                                                  ONE YEAR         AVERAGE ANNUAL
                                            1/1/01 - 12/31/01     5/3/99 - 12/31/01
Class L                                            3.38%                7.51%
----------------------------------------------------------------------------------------
Russell 2000 Index                                 2.49%                6.05%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

               CLASS L        RUSSELL 2000 INDEX
5/3/1999       $10,000        $10,000
6/99           $10,813        $10,605
12/99          $10,297        $11,767
6/00           $11,178        $12,124
12/00          $11,735        $11,411
6/01           $12,156        $12,193
12/01          $12,132        $11,695

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL SMALL CAP VALUE EQUITY FUND - PORTFOLIO OF INVESTMENTS


DECEMBER 31, 2001

                                                NUMBER OF          MARKET
                                                 SHARES            VALUE
                                                ---------          ------
EQUITIES -- 94.2%

ADVERTISING -- 0.3%
Penton Media, Inc.                                288,000    $  1,802,880
                                                             ------------

AIR TRANSPORTATION -- 1.8%
SkyWest, Inc.                                     427,200      10,872,240
                                                             ------------

APPAREL, TEXTILES & SHOES -- 1.9%
Claires Stores, Inc.                              754,700      11,395,970
                                                             ------------

BANKING, SAVINGS & LOANS -- 4.3%
Banknorth Group, Inc.                             261,152       5,881,143
First Republic Bank*                              247,400       5,974,710
Pacific Capital Bancorp                            70,600       1,961,974
Webster Financial Corp.                           398,148      12,553,606
                                                             ------------
                                                               26,371,433
                                                             ------------

BUILDING MATERIALS & CONSTRUCTION -- 0.9%
Elcor Corp.                                       203,300       5,649,707
                                                             ------------

CHEMICALS -- 8.5%
OM Group, Inc.                                    416,400      27,561,516
Spartech Corp.                                    629,200      12,930,060
TETRA
   Technologies, Inc.*                            578,050      11,508,976
                                                             ------------
                                                               52,000,552
                                                             ------------

COMMERCIAL SERVICES -- 7.0%
ABM Industries, Inc.                              390,900      12,254,715
Advo, Inc.*                                       315,100      13,549,300
Arbitron, Inc.*                                   305,700      10,439,655
National
   Processing, Inc.*                              199,700       6,490,250
                                                             ------------
                                                               42,733,920
                                                             ------------

COMMUNICATIONS -- 2.8%
CT Communications, Inc.                           696,100      11,492,611
Inet Technologies, Inc.*                          565,100       5,973,107
                                                             ------------
                                                               17,465,718
                                                             ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.7%
TALX Corp.                                        428,700      10,708,926
                                                             ------------

COMPUTERS & INFORMATION -- 0.9%
Black Box Corp.*                                  107,700       5,695,176
                                                             ------------

DATA PROCESSING & PREPARATION -- 0.8%
Factset Research
   Systems, Inc.                                  144,600       5,053,770
                                                             ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 13.0%
Cognex Corp.*                                     533,200    $ 13,655,252
Garmin Limited*                                   625,600      13,337,792
Lattice
   Semiconductor Corp.*                           834,900      17,173,893
Technitrol, Inc.                                  505,800      13,970,196
Teleflex, Inc.                                    458,200      21,677,442
                                                             ------------
                                                               79,814,575
                                                             ------------

ENTERTAINMENT & LEISURE -- 2.2%
MTR Gaming
   Group, Inc.*                                   835,200      13,363,200
                                                             ------------

FINANCIAL SERVICES -- 6.0%
Chittenden Corp.                                  362,300       9,999,480
Eaton Vance Corp.                                 497,500      17,686,125
Fidelity Bankshares, Inc.                         187,100       2,987,987
Stewart (W.P.) & Co.
   Limited                                        222,100       5,819,020
                                                             ------------
                                                               36,492,612
                                                             ------------

HEALTHCARE -- 2.0%
Community Health
   Systems, Inc.*                                 474,900      12,109,950
                                                             ------------

HOME CONSTRUCTION,
   FURNISHINGS & APPLIANCES -- 6.9%
Crossmann
   Communities, Inc.                              288,400       9,517,200
La-Z-Boy, Inc.                                    853,100      18,614,642
Miller (Herman), Inc.                             599,900      14,193,634
                                                             ------------
                                                               42,325,476
                                                             ------------

HOUSEHOLD PRODUCTS -- 2.6%
RPM, Inc.                                       1,088,700      15,742,602
                                                             ------------

INDUSTRIAL - DIVERSIFIED -- 2.4%
Carlisle Companies, Inc.                          402,400      14,880,752
                                                             ------------

INSURANCE -- 11.1%
Annuity and Life Re
   (Holdings) Limited                             396,000       9,943,560
The Commerce
   Group, Inc.                                    175,900       6,629,671
HCC Insurance
   Holdings, Inc.                                 615,700      16,962,535
IPC Holdings Limited                              344,900      10,209,040
Philadelphia Consolidated
   Holding Corp.*                                 224,600       8,469,666
StanCorp Financial
   Group, Inc.                                     65,200       3,080,700
White Mountains Insurance
   Group, Inc.                                     37,000      12,876,000
                                                             ------------
                                                               68,171,172
                                                             ------------

MACHINERY & COMPONENTS -- 5.4%
Hardinge, Inc.                                    522,350      $4,988,443
Helix Technology Corp.                            459,500      10,361,725
Joy Global, Inc.*                                 416,200       6,992,160
Roper Industries, Inc.                            215,100      10,647,450
                                                             ------------
                                                               32,989,778
                                                             ------------

MEDICAL SUPPLIES -- 3.2%
Biomet, Inc.                                      204,150       6,308,235
Coherent, Inc.*                                   424,600      13,128,632
                                                             ------------
                                                               19,436,867
                                                             ------------

PHARMACEUTICALS -- 1.2%
Pharmaceutical
   Resources, Inc.*                               218,300       7,378,540
                                                             ------------

REAL ESTATE -- 2.0%
Mid-Atlantic Realty Trust                         807,100      12,550,405
                                                             ------------

RETAIL -- 0.7%
Guitar Center, Inc.*                              314,400       4,288,416
                                                             ------------

TRANSPORTATION -- 4.6%
Heartland Express, Inc.*                           47,300       1,313,521
Robinson (C.H.)
   Worldwide, Inc.                                618,400      17,881,037
Swift Transportation
   Co., Inc.*                                     430,310       9,255,968
                                                             ------------
                                                               28,450,526
                                                             ------------

TOTAL EQUITIES
(COST $511,627,463)                                           577,745,163
                                                             ============
SHORT-TERM
INVESTMENTS -- 13.5%

CASH EQUIVALENTS -- 8.3%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                           $3,361,276       3,361,276

Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                            1,200,456       1,200,456

BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                            4,801,822       4,801,822

Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                            4,065,695       4,065,695

Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                            2,641,002       2,641,002

                                                PRINCIPAL          MARKET
                                                 AMOUNT            VALUE
                                                ---------          ------
First Union II Bank Note
   1.680% 03/12/2002                           $  250,911    $    250,911
Fleet National Bank Note
   1.950% 04/30/2002                              582,911         582,911
GMAC Bank Note
   1.790% 03/08/2002                              531,221         531,221
Goldman Sachs Bank
   Note
   1.680% 02/05/2002                              300,910         300,910
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                              359,900         359,900
Merrill Lynch Bank Note
   1.620% 04/05/2002                            2,160,820       2,160,820
Merrill Lynch Bank Note
   1.640% 11/26/2002                              960,364         960,364
Merrimac Money
   Market Fund                                 26,146,345      26,146,345
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                              720,273         720,273
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                            2,400,911       2,400,911
US Bank
   1.590% 11/06/2002                              720,273         720,273
                                                             ============
                                                               51,205,090
                                                             ============

REPURCHASE AGREEMENT -- 5.2%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002(a)                           31,866,095      31,866,095
                                                             ============
TOTAL SHORT-TERM
INVESTMENTS
(At Amortized Cost)                                            83,071,185
                                                             ============

TOTAL INVESTMENTS -- 107.7%
(Cost $594,698,648)***                                        660,816,348

OTHER ASSETS/
(LIABILITIES) -- (7.7%)                                       (47,089,379)
                                                             ============

NET ASSETS -- 100.0%                                         $613,726,969
                                                             ============

NOTES TO PORTFOLIO OF INVESTMENTS
*   Non-income producing security.
**  Represents investment of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7)
(a) Maturity value of $31,868,573. Collateralized by U.S. Government Agency obligations with rates of 2.346% - 4.910%, maturity dates of 04/25/2022 - 11/15/2031, and aggregate market value, including accrued interest, of $33,461,448.


    The accompanying notes are an integral part of the financial statements.








             The remainder of this page is intentionally left blank.

MASSMUTUAL SMALL CAP VALUE EQUITY FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                DECEMBER 31, 2001
                                                                                                -----------------
ASSETS:
     Investments, at value (cost $511,627,463) (Note 2)                                            $577,745,163
     Short-term investments, at amortized cost (Note 2)                                              83,071,185
                                                                                                   ------------
        Total Investments (including securities on loan with market values of $49,435,229)          660,816,348
     Receivables from:
        Investments sold                                                                             10,412,960
        Fund shares sold                                                                              1,950,371
        Interest and dividends                                                                          226,567
                                                                                                   ------------
           Total assets                                                                             673,406,246
                                                                                                   ------------

LIABILITIES:
     Payables for:
        Investments purchased                                                                         7,254,933
        Fund shares repurchased                                                                         831,224
        Securities on loan (Note 2)                                                                  51,205,090
        Directors' fees and expenses (Note 3)                                                             6,753
     Affiliates (Note 3):
           Investment management fees                                                                   288,274
           Administration fees                                                                           53,021
           Service fees                                                                                   4,915
     Accrued expenses and other liabilities                                                              35,067
                                                                                                   ------------
           Total liabilities                                                                         59,679,277
                                                                                                   ------------
           Net assets                                                                              $613,726,969
                                                                                                   ============

NET ASSETS CONSIST OF:
     Paid-in capital                                                                               $553,256,249
     Undistributed net investment income                                                                263,248
     Accumulated net realized loss on investments                                                    (5,910,228)
     Net unrealized appreciation on investments                                                      66,117,700
                                                                                                   ------------
                                                                                                   $613,726,969
                                                                                                   ============

NET ASSETS:
     Class A                                                                                       $  8,360,680
                                                                                                   ============
     Class L                                                                                       $ 42,174,187
                                                                                                   ============
     Class Y                                                                                       $ 15,265,134
                                                                                                   ============
     Class S                                                                                       $547,926,968
                                                                                                   ============

SHARES OUTSTANDING:
     Class A                                                                                            662,528
                                                                                                   ============
     Class L                                                                                          3,334,587
                                                                                                   ============
     Class Y                                                                                          1,206,012
                                                                                                   ============
     Class S                                                                                         43,110,564
                                                                                                   ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
     Class A                                                                                       $      12.62
                                                                                                   ============
     Class L                                                                                       $      12.65
                                                                                                   ============
     Class Y                                                                                       $      12.66
                                                                                                   ============
     Class S                                                                                       $      12.71
                                                                                                   ============


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                            YEAR ENDED
                                                                        DECEMBER 31, 2001
                                                                        -----------------
INVESTMENT INCOME: (NOTE 2)
     Dividends                                                             $  5,990,825
     Interest (including securities lending income of $54,321)                1,012,694
                                                                           ------------
           Total investment income                                            7,003,519
                                                                           ------------
EXPENSES: (NOTE 2)
     Investment management fees (NOTE 3)                                      3,413,014
     Custody fees                                                                65,486
     Shareholder reporting fees                                                  33,294
     Audit and legal fees                                                        29,081
     Directors' fees (Note 3)                                                    12,329
                                                                           ------------
                                                                              3,553,204

     Administration fees (NOTE 3):
         Class A                                                                 22,014
         Class L                                                                114,571
         Class Y                                                                 13,427
         Class S                                                                456,588
     Service fees (Note 3):
         Class A                                                                 16,453
                                                                           ------------
            Total expenses                                                    4,176,257
                                                                           ------------
            NET INVESTMENT INCOME                                             2,827,262
                                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investment transactions                            51,617,726
     Net change in unrealized appreciation (depreciation) on investments    (38,203,575)
                                                                           ------------
            NET REALIZED AND UNREALIZED GAIN                                 13,414,151
                                                                           ------------
     Net increase in net assets resulting from operations                  $ 16,241,413
                                                                           ============




    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED            YEAR ENDED
                                                                                 DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                                 -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                                         $  2,827,262          $  4,006,045
     Net realized gain on investment transactions                                    51,617,726            60,193,996
     Net change in unrealized appreciation (depreciation) on investments            (38,203,575)           15,645,751
                                                                                   ------------          ------------
             NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    16,241,413            79,845,792
                                                                                   ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income:
     Class A                                                                             (9,019)              (21,005)
     Class L                                                                           (121,972)             (130,228)
     Class Y                                                                            (71,793)              (46,246)
     Class S                                                                         (2,612,406)           (3,771,853))
                                                                                   ------------          ------------
             TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                          (2,815,190)           (3,969,332)
                                                                                   ------------          ------------

     From net realized gains:
     Class A                                                                           (698,380)             (482,584)
     Class L                                                                         (3,479,531)           (2,786,103)
     Class Y                                                                         (1,250,796)             (913,850)
     Class S                                                                        (45,156,683)          (73,405,631)
                                                                                   ------------          ------------
             TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                            (50,585,390)          (77,588,168)
                                                                                   ------------          ------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class A                                                                          4,670,925             4,023,642
     Class L                                                                         21,237,725            22,486,011
     Class Y                                                                          8,937,615             3,834,490
     Class S                                                                          1,643,052           (60,721,635)
                                                                                   ------------          ------------
             INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS      36,489,317           (30,377,492)
                                                                                   ------------          ------------
     TOTAL DECREASE IN NET ASSETS                                                      (669,850)          (32,089,200)

NET ASSETS:
     Beginning of year                                                              614,396,819           646,486,019
                                                                                   ------------          ------------
     End of year (including undistributed net investment income of
          $263,248 and $244,395, respectively)                                     $613,726,969          $614,396,819
                                                                                   ============          ============




    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           CLASS A
                                                                                           -------
                                                                   YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                    12/31/01         12/31/00     12/31/99      12/31/98+
                                                                    --------         --------     --------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $13.36           $13.56        $14.07        $17.48
                                                                     ------           ------        ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                      (0.00)+***        0.01***       0.07***       0.03***
    Net realized and unrealized gain (loss) on investments             0.42             1.82         (0.13)        (1.78)
                                                                     ------           ------        ------        ------
           Total income (loss) from investment operations              0.42             1.83         (0.06)        (1.75)
                                                                     ------           ------        ------        ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                        (0.01)           (0.08)        (0.09)        (0.12)
    From net realized gains                                           (1.15)           (1.95)        (0.36)        (1.54)
                                                                     ------           ------        ------        ------
           Total distributions                                        (1.16)           (2.03)        (0.45)        (1.66)
                                                                     ------           ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                       $12.62           $13.36        $13.56        $14.07
                                                                     ======           ======        ======        ======
TOTAL RETURN@                                                         3.12%           13.68%         (0.36)%       (9.58)%

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                $8,361           $4,093        $  262        $  174
    Net expenses to average daily net assets                          1.19%            1.19%         1.22%         1.30%
    Net investment income (loss) to average daily net assets        (0.01)%            0.07%         0.49%         0.19%
    Portfolio turnover rate                                             91%              61%           34%           31%

                                                                                     CLASS L
                                                                                     -------
                                                                  YEAR ENDED        YEAR ENDED    PERIOD ENDED
                                                                   12/31/01          12/31/00      12/31/99++
                                                                   --------          --------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 13.38           $ 13.55        $13.66
                                                                    -------           -------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.03***           0.05***       0.08***
    Net realized and unrealized gain on investments                    0.43              1.82          0.32
                                                                    -------           -------        ------
           Total income from investment operations                     0.46              1.87          0.40
                                                                    -------           -------        ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                        (0.04)            (0.09)        (0.15)
    From net realized gains                                           (1.15)            (1.95)        (0.36)
                                                                    -------           -------        ------
           Total distributions                                        (1.19)            (2.04)        (0.51)
                                                                    -------           -------        ------
NET ASSET VALUE, END OF PERIOD                                      $ 12.65           $ 13.38        $13.55
                                                                    =======           =======        ======
TOTAL RETURN@                                                         3.38%            13.97%         2.97%**

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                               $42,174           $22,795        $1,634
    Net expenses to average daily net assets                          0.94%             0.94%         0.94%*
    Net investment income to average daily net assets                 0.25%             0.34%         0.83%*
    Portfolio turnover rate                                             91%               61%           34%**

*   ANNUALIZED
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
+   NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
++ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.



    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          CLASS Y
                                                                                          -------
                                                                 YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                                  12/31/01         12/31/00       12/31/99      12/31/98+
                                                                  --------         --------       --------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.39          $13.56          $14.06        $17.51
                                                                   -------          ------          ------        ------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                             0.05***         0.08***         0.12***       0.11***
    Net realized and unrealized gain (loss) on investments            0.44            1.79           (0.11)        (1.81)
                                                                   -------          ------          ------        ------
           Total income (loss) from investment operations             0.49            1.87            0.01         (1.70)
                                                                   -------          ------          ------        ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                       (0.07)          (0.09)          (0.15)        (0.21)
    From net realized gains                                          (1.15)          (1.95)          (0.36)        (1.54)
                                                                   -------          ------          ------        ------
           Total distributions                                       (1.22)          (2.04)          (0.51)        (1.75)
                                                                   -------          ------          ------        ------
NET ASSET VALUE, END OF PERIOD                                     $ 12.66          $13.39          $13.56        $14.06
                                                                   =======          ======          ======        ======
TOTAL RETURN@                                                        3.56%          14.02%           0.13%         (9.25)%

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                              $15,265          $7,444          $3,990         $568
    Net expenses to average daily net assets                         0.79%           0.78%           0.80%        0.85%
    Net investment income to average daily net assets                0.40%           0.54%           0.86%        0.67%
    Portfolio turnover rate                                            91%             61%             34%          31%

                                                                                           CLASS S (1)
                                                                                           -----------
                                                            YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                             12/31/01        12/31/00        12/31/99       12/31/98      12/31/97
                                                             --------        --------        --------       --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  13.43        $  13.58        $  14.06       $  16.61      $  13.43
                                                             --------        --------        --------       --------      --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                        0.07***         0.10***         0.14***        0.13          0.13
    Net realized and unrealized gain (loss) on investments       0.43            1.80           (0.11)         (1.67)         4.73
                                                             --------        --------        --------       --------      --------
           Total income (loss) from investment operations        0.50            1.90            0.03          (1.54)         4.86
                                                             --------        --------        --------       --------      --------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  (0.07)          (0.10)          (0.15)         (0.13)        (0.14)
    From net realized gains                                     (1.15)          (1.95)          (0.36)         (0.88)        (1.54)
                                                             --------        --------        --------       --------      --------
           Total distributions                                  (1.22)          (2.05)          (0.51)         (1.01)        (1.68)
                                                             --------        --------        --------       --------      --------
NET ASSET VALUE, END OF PERIOD                               $  12.71        $  13.43        $  13.58       $  14.06      $  16.61
                                                             ========        ========        ========       ========      ========
TOTAL RETURN@                                                   3.63%          14.19%           0.25%          (9.02)%      36.36%

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                        $547,927        $580,065        $640,600       $682,578      $690,378
    Ratio of expenses to average daily net assets:
        Before expense waiver                                   0.69%           0.68%           0.67%          0.64%         0.65%
        After expense waiver#                                     N/A             N/A             N/A            N/A         0.64%
    Net investment income to average daily net assets           0.50%           0.68%           1.03%          0.86%         0.89%
    Portfolio turnover rate                                       91%             61%             34%            31%           31%

*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
(1) CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
+   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
# COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.



    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL MID CAP GROWTH EQUITY FUND?
The objectives and policies of the Fund are to:
-    achieve long-term capital growth
- invest primarily in a diversified portfolio of equity securities having capitalizations in the range of companies included in the S&P Mid Cap 400 Index
- utilize a growth-oriented strategy in making investment decisions o utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2001?
Mid-cap growth stocks struggled during the period. For the 12 months ending December 31, 2001, the Fund's Class S shares returned - 29.52%, trailing the 1.22% return of the Russell 2500 Index. The Fund also finished behind the Russell Midcap Growth Index, which returned - 20.15% during the period.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
The second half of 2001 mirrored the first half, with an extremely weak third quarter followed by a rally in growth stocks to end the period. Rising unemployment and slumping corporate earnings already had stocks on the defensive when the September 11 terrorist attacks occurred. When the equity markets reopened on September 17 after being closed for four trading days, panic selling drove share prices sharply lower. In the final days of the quarter, however, buyers stepped in and stocks began to recover. For the quarter, the Fund lost 27.38% versus a decline of 18.80% for the benchmark.

In positioning the Fund coming into September 11, we allocated a roughly equal percentage of the Fund's assets to stable growth and aggressive growth stocks. Many of our stable growers, particularly within the health care sector, held up well during the quarter's extreme volatility. Nonetheless, the Fund's performance suffered on a relative basis because of our overweightings in technology, telephone services, and consumer services, while an underweighting in the financial services also detracted from our results compared with the benchmark. On the positive side, our relative performance was aided by overweighting health care and underweighting the weak transportation sector, as airline travel was brought to a virtual standstill for several weeks after the terrorist attacks.

We did not significantly change the Fund's composition in response to September
11. Rather, we sold or reduced stocks that we thought were vulnerable, primarily with exposure to commercial airlines or travel. During the third quarter we also raised our technology exposure, emphasizing semiconductors, network management, and security-related names. Furthermore, we increased the Fund's allocation in health care, focusing on pharmacy benefit managers, drug distribution, lab service, and specialty pharmaceuticals, while keeping biotechnology exposure to a minimum.

WHAT HAPPENED IN THE FOURTH QUARTER?
The Federal Reserve Board continued to cut short-term interest rates, for a total of 11 reductions during the entire year. Investors were heartened by the Fed's responsiveness, which triggered a robust rally that began in the final days of September and lasted through the end of the period. Against this more favorable backdrop, the Fund gained 17.81%, while the benchmark returned 20.05%.

Our sector allocations were a net benefit in the fourth quarter, as the Fund's performance was helped by overweightings in technology and consumer services and by underweightings in financial services and utilities. However, our stock selection hurt us in a number of sectors. Additionally, the outperformance of small- and even micro-cap stocks versus mid-caps detracted from our performance against the benchmark. There were a number of smaller, less liquid names in the benchmark that did well but were not owned by the Fund.

Looking at specific holdings, Shaw Group, which provides engineering and construction services to the power generation industry, fell in sympathy with the electric utility sector. Pharmacy benefits managers Express Scripts and Caremark Rx declined on the news that they had lost Oxford Health Plan as a client. On the positive side, some of our better performers were found in technology, including Qlogic, NVIDIA, Finisar, and Networks Associates, all of which gained approximately 100% during the quarter. Consumer services holdings International Game Technology, USA Networks, and Lamar Advertising also did well.

WHAT IS YOUR OUTLOOK?
We believe that investor enthusiasm might have driven share prices higher than is warranted by the fundamental outlook over the near term. Therefore, we look for stocks to pull back and consolidate a bit as they digest their recent gains. Eventually, however, sharply lower interest rates should trigger stronger economic growth and improving corporate earnings. Given the more favorable long-term outlook and uncertain short-term environment, we are comfortable with our dual emphasis on stable growers and aggressive growth stories, with a slight bias toward the latter.

MASSMUTUAL MID CAP GROWTH EQUITY FUND LARGEST STOCK HOLDINGS (12/31/01)

Titan Corp.
Network Associates, Inc.
Lamar Advertising Co.
Concord EFS, Inc.
Polycom, Inc.
L-3 Communications Holdings, Inc.
Biovail Corp.
Electronic Arts, Inc.
Genzyme Corp.
Affiliated Computer Services, Inc. Cl. A

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Mid Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index.

               MASSMUTUAL MID CAP GROWTH EQUITY FUND TOTAL RETURN

                                                        SINCE INCEPTION
                                  ONE YEAR             AVERAGE ANNUAL
                             1/1/01 - 12/31/01         5/3/99 - 12/31/01

  Class S                         -29.52%                    -3.36%
  Class A                         -29.85%                    -3.79%
  Class Y                         -29.67%                    -3.44%
  Class L                         -29.68%                    -3.54%
------------------------------------------------------------------------
  Russell 2500 Index                1.22%                     9.13%


GROWTH   OF  A  $10,000  INVESTMENT  SINCE INCEPTION

            Class S     Class A    Class Y    Class L   Russell 2500 Index
5/3/1999    $10,000     $10,000    $10,000    $10,000              $10,000
    6/99    $10,340     $10,330    $10,340    $10,350              $10,684
   12/99    $13,340     $13,900    $13,940    $13,930              $11,961
    6/00    $14,660     $14,600    $14,670    $14,640              $12,643
   12/00    $12,949     $12,859    $12,949    $12,919              $12,472
    6/01    $10,668     $10,576    $10,657    $10,626              $12,951
   12/01     $9,127      $9,021     $9,108     $9,084              $12,624


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                    NUMBER OF       MARKET
                                                     SHARES         VALUE
                                                    ---------       -----
EQUITIES -- 96.1%

ADVERTISING -- 2.1%
Lamar Advertising Co.*                                  72,200   $  3,056,948
                                                                 ------------
AEROSPACE & DEFENSE -- 2.6%
Engineered Support Systems, Inc.                        19,100        653,411
Lockheed Martin Corp.                                   37,500      1,750,125
Northrop Grumman Corp.                                  15,100      1,522,231
                                                                 ------------
                                                                    3,925,767
                                                                 ------------
BANKING, SAVINGS & LOANS -- 1.0%
Zions Bancorp.                                          28,300      1,488,014
                                                                 ------------

BEVERAGES -- 1.1%
The Pepsi Bottling  Group, Inc.                         68,100      1,600,350
                                                                 ------------

BROADCASTING, PUBLISHING & PRINTING  5.7%
Charter Communications, Inc. Cl. A*                     79,200      1,301,256
Fox Entertainment Group, Inc. Cl. A*                    70,700      1,875,671
Univision Communications, Inc. Cl. A*                   37,300      1,509,158
USA Networks, Inc.*                                     77,400      2,113,794
Westwood One, Inc.*                                     54,500      1,637,725
                                                                 ------------
                                                                    8,437,604
                                                                 ------------
CHEMICALS -- 1.0%
Cabot Microelectronics Corp.*                           18,500      1,466,125
                                                                 ------------

COMMERCIAL SERVICES -- 6.4%
Apollo Group, Inc. Cl. A*                               36,550      1,645,116
Concord EFS, Inc.*                                      91,700      3,005,926
PerkinElmer, Inc.                                       47,000      1,645,940
Quest Diagnostics, Inc.*                                28,700      2,058,077
Service Corp. International*                           229,100      1,143,209
                                                                 ------------
                                                                    9,498,268
                                                                 ------------
COMMUNICATIONS -- 6.1%
L-3 Communications Holdings, Inc.*                      30,600      2,754,000
Polycom, Inc.*                                          82,400      2,807,368
Titan Corp.*                                           139,000      3,468,050
                                                                 ------------
                                                                    9,029,418
                                                                 ------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.8%
Mercury Computer Systems, Inc.*                         30,000      1,173,300
                                                                 ------------

COMPUTER PROGRAMMING SERVICES -- 0.7%
VeriSign, Inc.*                                         29,200      1,110,768
                                                                 ------------

COMPUTERS & INFORMATION -- 2.4%
Extreme Networks, Inc.*                                119,900      1,546,710
International Game Technology*                          29,100      1,987,530
                                                                 ------------
                                                                    3,534,240
                                                                 ------------
DATA PROCESSING & PREPARATION -- 2.9%
Affiliated Computer Services, Inc. Cl. A*               24,000      2,547,120
Fiserv, Inc.*                                           42,650      1,804,948
                                                                 ------------
                                                                    4,352,068
                                                                 ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 12.1%
Celestica, Inc.*                                        18,600        751,254
Fairchild Semiconductor International, Inc. Cl. A*      53,000      1,494,600
Finisar Corp.*                                         107,900      1,097,343
Integrated Device Technology, Inc.*                     42,800      1,138,052
Kla-Tencor Corp.*                                       31,900      1,580,964
Microchip Technology, Inc.*                             40,400      1,565,096
Microtune, Inc.*                                        38,400        900,864
MIPS Technologies, Inc. Cl. B*                          77,600        619,248
Novellus Systems, Inc.*                                 37,600      1,483,320
Nvidia Corp.*                                           35,300      2,361,570
Qlogic Corp.*                                           44,900      1,998,499
RF Micro Devices, Inc.*                                 95,300      1,832,619
Sanmina-SCI Corp.*                                      63,400      1,261,660
                                                                 ------------
                                                                   18,085,089
                                                                 ------------
ENERGY -- 4.2%
BJ Services Co.*                                        56,900      1,846,405
GlobalSantaFe Corp.                                     59,800      1,705,496
Hanover Compressor Co.*                                 39,200        990,192
Murphy Oil Corp.                                        20,200      1,697,608
                                                                 ------------
                                                                    6,239,701
                                                                 ------------
ENTERTAINMENT & LEISURE -- 1.1%
Blockbuster, Inc. Cl. A                                 67,800      1,708,560
                                                                 ------------
FOODS -- 0.8%
Dean Foods Co.*                                         17,700      1,207,140
                                                                 ------------
HEALTHCARE -- 3.7%
Caremark Rx, Inc.*                                      86,800      1,415,708
Health Management Associates, Inc. Cl. A*              106,300      1,955,920
Lincare Holdings, Inc.*                                 76,700      2,197,455
                                                                 ------------
                                                                    5,569,083
                                                                 ------------
INSURANCE -- 4.2%
ACE Limited                                             45,300      1,818,795
Ambac Financial Group, Inc.                             32,600      1,886,236
Everest Re Group Limited                                21,800      1,541,260
Gallagher (Arthur J.) & Co.                             28,500        982,965
                                                                 ------------
                                                                    6,229,256
                                                                 ------------
LODGING -- 0.7%
MGM Mirage, Inc.*                                       36,500      1,053,755
                                                                 ------------

MEDIA -- 0.9%
Cablevision Systems Corp.- Rainbow Media Group*         55,450      1,369,615
                                                                 ------------

MEDICAL SUPPLIES -- 3.4%
Cytyc Corp.*                                            50,600      1,320,660
St. Jude Medical, Inc.*                                 29,100      2,259,615
Stryker Corp.                                           26,600      1,552,642
                                                                 ------------
                                                                    5,132,917
                                                                 ------------
METALS & MINING -- 1.2%
The Shaw Group, Inc.*                                   79,200      1,861,200
                                                                 ------------

PHARMACEUTICALS -- 13.5%
AmerisourceBergen Corp.                                 35,300      2,243,315
Biovail Corp.*                                          46,700      2,626,875
Cephalon, Inc.*                                         19,800      1,496,583
Forest Laboratories, Inc. Cl. A*                        20,200      1,655,390
Genzyme Corp.*                                          42,600      2,550,036
Gilead Sciences, Inc.*                                  22,100      1,452,412
ICOS Corp.*                                             17,800      1,022,432
Idec Pharmaceuticals Corp.*                             27,000      1,861,110
InterMune, Inc.*                                        21,900      1,078,794
King Pharmaceuticals, Inc.*                             38,600      1,626,218
Protein Design Labs, Inc.*                              42,200      1,384,160
Sigma-Aldrich Corp.                                     31,000      1,221,710
                                                                 ------------
                                                                   20,219,035
                                                                 ------------
PREPACKAGED SOFTWARE -- 9.7%
BMC Software, Inc.*                                    145,500      2,381,835
Electronic Arts, Inc.*                                  43,700      2,619,815
Lawson Software, Inc.*                                  10,100        159,075
Network Associates, Inc.*                              123,000      3,179,550
Peregrine Systems, Inc.*                               102,300      1,517,109
SunGard Data Systems, Inc.*                             51,700      1,495,681
Symantec Corp.*                                         22,500      1,492,425


    The accompanying notes are an integral part of the financial statements.

                                      154

                                                    NUMBER OF       MARKET
                                                     SHARES         VALUE
                                                    ---------       -----
Veritas Software Corp.*                                 36,900   $  1,654,227
                                                                 ------------
                                                                   14,499,717
                                                                 ------------
RETAIL -- 3.7%
99 Cents Only Stores*                                   21,400        815,340
AutoZone, Inc.*                                         20,300      1,457,540
Bed Bath & Beyond, Inc.*                                49,100      1,664,490
Penney (J.C.) Co., Inc.                                 56,700      1,525,230
                                                                 ------------
                                                                    5,462,600
                                                                 ------------
RETAIL - INTERNET -- 0.7%
Amazon.com, Inc.*                                       92,400        999,768
                                                                 ------------

TELEPHONE UTILITIES -- 2.7%
Alamosa Holdings, Inc.*                                 97,700      1,165,561
TeleCorp PCS, Inc. Cl. A*                              112,588      1,403,972
Western Wireless Corp. Cl. A*                           53,300      1,505,725
                                                                 ------------
                                                                    4,075,258
                                                                 ------------
TOBACCO -- 0.7%
Reynolds (R.J.) Tobacco Holdings, Inc.                  18,900      1,064,070
                                                                 ------------
TOTAL EQUITIES
(Cost $140,016,544)                                               143,449,634
                                                                 ------------
                                                    PRINCIPAL
                                                     AMOUNT
                                                    ---------
SHORT-TERM INVESTMENTS -- 37.2%

CASH EQUIVALENTS -- 32.4%**
Bank of Montreal Eurodollar Time Deposit
  1.500% 01/02/2002                                 $3,175,444      3,175,444
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.810% 03/18/2002                                  1,134,087      1,134,087
BNP Paribas Eurodollar Time Deposit
  1.960% 01/02/2002                                  4,536,348      4,536,348
Credit Agricole Bank Eurodollar Time Deposit
  1.700% 01/07/2002                                  4,218,804      4,218,804
Den Danske Bank Eurodollar Time Deposit
  1.560% 01/02/2002                                  2,494,992      2,494,992
First Union II Bank Note
  1.680% 03/12/2002                                  6,534,362      6,534,362
Fleet National Bank Note
  1.950% 04/30/2002                                    779,295        779,295
GMAC Bank Note
  1.790% 03/08/2002                                  2,376,103      2,376,103
Goldman Sachs Bank Note
  1.680% 02/05/2002                                  4,118,174      4,118,174
Goldman Sachs MTN Bank Note
  2.010% 03/21/2002                                  5,485,743      5,485,743
Merrill Lynch Bank Note
  1.620% 04/05/2002                                  2,041,357      2,041,357
Merrill Lynch Bank Note
  1.640% 11/26/2002                                    907,270        907,270
Merrimac Money Market Fund                           6,943,105      6,943,105
Morgan Stanley Dean Witter & Co.
  1.610% 05/09/2002                                    680,452        680,452
Toronto Dominion Eurodollar Time Deposit
  2.040% 01/22/2002                                  2,268,174      2,268,174
US Bank
  1.590% 11/06/2002                                    680,452        680,452
                                                                 ------------
                                                                   48,374,162
                                                                 ------------
REPURCHASE AGREEMENT -- 4.8%
Investors Bank & Trust Company
  Repurchase Agreement, dated 12/31/2001, 1.40%,
  due 01/02/2002 (a)                                 7,189,799      7,189,799
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)                                                55,563,961
                                                                 ------------

TOTAL INVESTMENTS  133.3%
(COST $195,580,505)***                                            199,013,595

OTHER ASSETS/(LIABILITIES) -- (33.3%)                             (49,698,554)
                                                                 ------------

NET ASSETS -- 100.0%                                             $149,315,041
                                                                 ============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investment of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $7,190,358. Collateralized by U.S. Government Agency obligations with a rate of 6.984%, maturity date of 08/01/2025, and aggregate market value, including accrued interest, of $7,549,335.

     The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $140,016,544) (NOTE 2)                                                         $143,449,634
        Short-term investments, at amortized cost (NOTE 2)                                                           55,563,961
                                                                                                                   ------------
            Total Investments (including securities on loan with market values of $46,761,020)                      199,013,595
                                                                                                                   ------------
        Receivables from:
           Investments sold                                                                                             407,053
            Fund shares sold                                                                                            668,449
            Interest and dividends                                                                                       47,965
                                                                                                                   ------------
                 Total assets                                                                                       200,137,062
                                                                                                                   ------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                     2,197,384
            Fund shares repurchased                                                                                     109,291
            Securities on loan (NOTE 2)                                                                              48,374,162
            Directors' fees and expenses (NOTE 3)                                                                         2,688
            Affiliates (NOTE 3):
                 Investment management fees                                                                              89,168
                 Administration fees                                                                                     21,778
                 Service fees                                                                                            16,409
        Accrued expenses and other liabilities                                                                           11,141
                                                                                                                   ------------
        Total liabilities                                                                                            50,822,021
                                                                                                                   ------------
        NET ASSETS                                                                                                 $149,315,041
                                                                                                                   ============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                            $238,920,905
        Distributions in excess of net investment income                                                                 (2,108)
        Distributions in excess of net realized gains on investments and foreign currency translations              (93,036,846)
        Net unrealized appreciation on investments                                                                    3,433,090
                                                                                                                   ------------
                                                                                                                   $149,315,041
                                                                                                                   ============
NET ASSETS:
        Class A                                                                                                    $ 27,225,684
                                                                                                                   ============
        Class L                                                                                                    $ 28,351,358
                                                                                                                   ============
        Class Y                                                                                                    $ 12,490,398
                                                                                                                   ============
        Class S                                                                                                    $ 81,247,601
                                                                                                                   ============
SHARES OUTSTANDING:
        Class A                                                                                                       3,329,570
                                                                                                                   ============
        Class L                                                                                                       3,442,075
                                                                                                                   ============
        Class Y                                                                                                       1,512,021
                                                                                                                   ============
        Class S                                                                                                       9,828,094
                                                                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                    $       8.18
                                                                                                                   ============
        Class L                                                                                                    $       8.24
                                                                                                                   ============
        Class Y                                                                                                    $       8.26
                                                                                                                   ============
        Class S                                                                                                    $       8.27
                                                                                                                   ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                  YEAR ENDED
                                                                                                               DECEMBER 31, 2001
                                                                                                               -----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $4,087)                                                              $    370,898
        Interest (including securities lending income of $99,164)                                                      281,200
                                                                                                                  ------------
                Total investment income                                                                                652,098
                                                                                                                  ------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                          1,130,729
        Custody fees                                                                                                    43,774
        Shareholder reporting fees                                                                                       9,975
        Audit and legal fees                                                                                             8,050
        Directors' fees (NOTE 3)                                                                                         3,317
                                                                                                                  ------------
                                                                                                                     1,195,845
        Administration fees (NOTE 3):
            Class A                                                                                                     81,184
            Class L                                                                                                     83,029
            Class Y                                                                                                     29,583
            Class S                                                                                                     78,179
        Service fees (NOTE 3):
            Class A                                                                                                     66,003
                                                                                                                  ------------
                Total expenses                                                                                       1,533,823
                                                                                                                  ------------
        Expenses waived (NOTE 3)                                                                                       (44,923)
                Net expenses                                                                                         1,488,900
                                                                                                                  ------------
                NET INVESTMENT LOSS                                                                                   (836,802)
                                                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                                                (82,002,391)
            Foreign currency transactions                                                                                   11
                                                                                                                  ------------
                Net realized loss                                                                                  (82,002,380)
        Net change in unrealized appreciation (depreciation) on investments                                         15,506,269
                                                                                                                  ------------
                NET REALIZED AND UNREALIZED LOSS                                                                   (66,496,111)
                                                                                                                  ------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $(67,332,913)
                                                                                                                  ============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                               $   (836,802)         $   (906,855)
        Net realized gain (loss) on investment transactions and foreign
           currency transactions                                                           (82,002,380)            5,301,868
        Net change in unrealized appreciation (depreciation) on investments                 15,506,269           (35,037,188)
                                                                                          ------------          ------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           (67,332,913)          (30,642,175)
                                                                                          ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class L                                                                                 (3,186)                    -
        Class Y                                                                                 (6,099)                    -
        Class S                                                                               (117,281)                    -
                                                                                          ------------          ------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                    (126,566)                    -
                                                                                          ------------          ------------
        Tax return of capital:
        Class A                                                                                      -               (14,595)
        Class L                                                                                      -               (17,811)
        Class Y                                                                                      -               (32,728)
        Class S                                                                                      -               (79,805)
                                                                                          ------------          ------------
            TOTAL TAX RETURN OF CAPITAL                                                              -              (144,939)
                                                                                          ------------          ------------
        From net realized gains:
        Class A                                                                                      -            (2,048,007)
        Class L                                                                                      -            (2,499,138)
        Class Y                                                                                      -            (4,592,321)
        Class S                                                                                      -           (11,198,156)
                                                                                          ------------          ------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                              -           (20,337,622)
                                                                                          ------------          ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             11,225,009            30,235,241
        Class L                                                                             10,608,761            28,525,570
        Class Y                                                                            (22,054,968)           16,509,840
        Class S                                                                             (3,590,696)           88,885,337
                                                                                          ------------          ------------
            INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS              (3,811,894)          164,155,988
                                                                                          ------------          ------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (71,271,373)          113,031,252
NET ASSETS:
        Beginning of year                                                                  220,586,414           107,555,162
                                                                                          ------------          ------------
        End of year (including distributions in excess of net investment income of
           $2,108 and accumulated net investment loss of $1,259, respectively)            $149,315,041          $220,586,414
                                                                                          ============          ============

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                                       CLASS L
                                                           -------                                       -------
                                         YEAR ENDED      YEAR ENDED      PERIOD ENDED     YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                          12/31/01        12/31/00         12/31/99+       12/31/01      12/31/00      12/31/99+
                                         ----------      ----------      ------------     ----------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD    $   11.66        $  13.90       $  10.00       $   11.72      $   13.93      $  10.00
                                         ----------      ----------      ------------     ----------    ----------   ------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss                       (0.08)***       (0.13)***      (0.07)***       (0.05)***     (0.09)***      (0.05)***
  Net realized and unrealized
     gain (loss) on investments             (3.40)          (0.84)          3.97           (3.43)        (0.85)          3.98
                                         ----------      ----------      ------------     ----------    ----------   ------------
       Total income (loss) from
       investment operations                (3.48)          (0.97)          3.90           (3.48)        (0.94)          3.93
                                         ----------      ----------      ------------     ----------    ----------   ------------
LESS DISTRIBUTIONS
  TO SHAREHOLDERS:
  From net investment income                    -               -              -           (0.00)****        -              -
  Tax return of capital                         -           (0.01)             -               -         (0.01)             -
  From net realized gains                       -           (1.26)             -               -         (1.26)             -
                                         ----------      ----------      ------------     ----------    ----------   ------------
       Total distributions                      -           (1.27)             -           (0.00)        (1.27)             -
                                         ----------      ----------      ------------     ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD          $    8.18        $  11.66       $   13.90      $    8.24      $  11.72       $  13.93
                                         ==========      ==========      ============     ==========    ==========   ============
TOTAL RETURN@                              (29.85)%         (7.49)%         39.00%**      (29.68)%       (7.26)%        39.30%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $  27,226        $ 25,239       $    682       $  28,351      $ 27,061       $  4,642
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                  1.30%            1.33%         1.36%*          1.05%         1.08%          1.12%*
     After expense waiver#                  1.27%            1.28%           N/A           1.02%         1.03%            N/A
  Net investment loss to average
     daily net assets                     (0.86)%          (0.91)%       (0.86)%*        (0.61)%       (0.65)%        (0.63)%*
  Portfolio turnover rate                    160%             153%          127%**          160%          153%           127%**


                                                           CLASS Y                                       CLASS S
                                                           -------                                       -------
                                         YEAR ENDED      YEAR ENDED      PERIOD ENDED     YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                          12/31/01        12/31/00         12/31/99+       12/31/01      12/31/00      12/31/99+
                                         ----------      ----------      ------------     ----------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD    $   11.75        $  13.94       $  10.00       $   11.75      $  13.94       $  10.00
                                         ----------      ----------      ------------     ----------    ----------   ------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss                       (0.05)***       (0.07)***      (0.04)***       (0.04)***     (0.06)***      (0.02)***
  Net realized and unrealized
     gain (loss) on investments             (3.44)          (0.85)          3.98           (3.43)        (0.86)          3.96
                                         ----------      ----------      ------------     ----------    ----------   ------------
       Total income (loss) from
         investment operations              (3.49)          (0.92)          3.94           (3.47)        (0.92)          3.94
                                         ----------      ----------      ------------     ----------    ----------   ------------
LESS DISTRIBUTIONS
  TO SHAREHOLDERS:
  From net investment income                (0.00)****          -              -           (0.01)            -             -
  Tax return of capital                         -           (0.01)             -               -         (0.01)            -
  From net realized gains                       -           (1.26)             -               -         (1.26)            -
                                         ----------      ----------      ------------     ----------    ----------   ------------
       Total distributions                  (0.00)          (1.27)             -           (0.01)        (1.27)            -
                                         ----------      ----------      ------------     ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD          $    8.26        $  11.75       $  13.94       $    8.27      $  11.75       $  13.94
                                         ==========      ==========      ============     ==========    ==========   ============
TOTAL RETURN@                              (29.67)%         (7.11)%        39.40%**       (29.52)%       (7.11)%        39.40%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $  12,490        $ 48,079       $ 41,952       $  81,248      $120,207       $ 60,279
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                  0.90%           0.92%          0.98%*          0.83%         0.85%          0.89%*
     After expense waiver#                  0.87%           0.88%            N/A           0.80%         0.81%           N/A
  Net investment loss to average
     daily net assets                     (0.49)%         (0.50)%        (0.48)%*        (0.40)%       (0.43)%        (0.32)%*
  Portfolio turnover rate                    160%            153%           127%**          160%          153%           127%**

*    ANNUALIZED
**   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEAR ENDED DECEMBER 31, 2001.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL MID CAP GROWTH EQUITY II FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with capitalizations in the range of companies included in the S&P Mid Cap 400 Index)
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2001?

The Fund again posted a return about in line with its benchmark. For the 12 months ending December 31, 2001, the Fund's Class S shares returned - 0.95%, slightly trailing the - 0.60% return of the S&P Mid Cap 400 Index.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Fund actually did quite well on a relative basis. A weak economy and disappointing corporate earnings led to sharp declines for the growth sector in the first and third quarters that were only partially offset by strong rallies in the second and fourth quarters. September 11, of course, exacerbated the trends already in motion in the weak third quarter. What might be surprising was the Fund's resilience, as it managed to nearly break even in a year when most growth-oriented portfolios were deeply in the red. Our benchmark, on the other hand, is a blend of growth and value stocks, and we normally expect to underperform it when the overall market environment is unfavorable, as it was during the period.

To provide further perspective on this issue, the other yardstick by which we measure the Fund's performance internally is the Russell Midcap Growth Index, which reflects the activity of the mid-cap growth universe. It lost 20.15% during the period. With our conservative growth bias, the Fund's returns often fall between the S&P Mid Cap 400 Index and the Russell Midcap Growth Index, but over complete market cycles our aim is to outperform both benchmarks.

WHAT FACTORS ENABLED THE FUND TO DO SO WELL ON A RELATIVE BASIS?

Our stock selection was strong virtually across the board. In the technology sector, for example, we favored outsourcing providers and downstream users of technology over more direct plays, which aided performance. Sungard Data Systems, a provider of software and services to the financial community, was representative of this group. With its track record of consistent earnings growth and strong balance sheet, Sungard outshone many higher-profile tech stocks whose earnings fizzled during the period. Other positive contributors included Affiliated Computer Systems, which offers business processing and technology outsourcing services to industry and the federal government, and Electronic Arts, a video gaming software company.

Moreover, what we didn't own in technology was just as important as what we did own. A number of stocks in the benchmark--but not in the Fund--had a terrible year, despite sharp rallies in the fourth quarter. These included Palm, Brocade Communications, Vitesse Semiconductor, and Ariba.

In the healthcare sector, our preference for service providers over product-oriented companies also was beneficial, as the relatively stable earnings growth in the services group appealed to investors. Worthy of mention were Omnicare, Wellpoint Health Network, and Lincare Holdings. Another holding aiding performance was Anthem, a provider of accident and health insurance in the Midwest. The company did an initial public offering in the fall, and we bought some then as well as afterwards.

In business services, the Fund was helped by Concord EFS, a provider of electronic transaction authorization, processing and settlement, and fund transfer services. We liked the company's positioning to benefit from the increasing use of point-of-sale terminals and debit card technology.

WHAT FACTORS DETRACTED FROM PERFORMANCE?

Our overweighting in technology compared with the S&P Mid Cap 400 Index had a negative impact on performance. In addition, there were some specific holdings that were a drag on performance. Internet host Exodus Communications was one of our biggest miscalculations. Although we thought we saw value in the stock even as it fell sharply, we underestimated the speed with which the company's customers would disappear amid the dot-com meltdown. Even in this case, our risk controls served us well. Specifically, our policy of avoiding huge bets in individual stocks prevented what could have been a much more painful impact on the Fund's overall performance. In the biotechnology space, Waters Corp was hurt by earnings shortfalls in the first half of the year, although it pared some of those losses in the second half of the period. Finally, branded and generic drug manufacturer Ivax ran into trouble in September after reporting disappointing sales of its generic version of the cancer drug Taxol.

HOW DID YOU RESPOND TO SEPTEMBER 11?

There were no major changes in the Fund's positioning. Throughout the summer, we had started to position the Fund for an economic recovery. Although September 11 might have delayed that scenario by a quarter or two, our feeling was that it would still happen eventually. In preparing the Fund for a stronger economy, however, we were not big buyers of technology stocks, as that sector still looked fairly pricey to us. Instead, we increase exposure in the consumer discretionary sector with stocks like Coach, Starbucks, and Best Buy. We also took a closer look at the defense sector and searched for opportunities beyond the obvious plays there. Rockwell Collins, which has an approximately 50/50 mix of aerospace and defense revenues, was one stock we bought. Although investors initially had concerns about Rockwell's commercial aircraft business--one of the company's biggest customers is Boeing--we thought that side of the business would recover and that the company might also benefit from its defense exposure.

WHAT IS YOUR OUTLOOK?

We believe that the Federal Reserve Board's 11 interest rate reductions in 2001 will probably produce a more favorable environment for mid-cap growth stocks in 2002. On the other hand, we foresee a relatively muted recovery because consumers never really retrenched and made meaningful reductions in their debt during this downturn. Furthermore, a significant recovery in corporate capital spending, which could help revive the earnings growth in the telecommunications industry and many areas of technology, still looks to be months away. However, we see many areas of opportunity and believe that the current environment, with investors' emphasis on growth at a reasonable price--should be a good match for our disciplined management style.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND
LARGEST STOCK HOLDINGS (12/31/01)

Reserve Government Portfolio
Affiliated Computer Services, Inc. Cl. A
Concord EFS, Inc.
Waddell & Reed Financial, Inc. Cl. A
Wellpoint Health Networks, Inc.
Omnicare, Inc.
Gilead Sciences, Inc.
Robert Half International, Inc.
Western Wireless Corp. Cl. A
Whole Foods Market, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Mid Cap Growth Equity II Fund Class S, Class A, Class Y, Class L and the S&P Mid Cap 400 Index.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND
TOTAL RETURN

                                                  SINCE INCEPTION
                             ONE YEAR              AVERAGE ANNUAL
                         1/1/01 - 12/31/01       6/1/00 - 12/31/01
Class S                       -0.95%                  2.56%
Class A                       -1.43%                  2.06%
Class Y                       -1.05%                  2.50%
Class L                       -1.24%                  2.31%
------------------------------------------------------------------
S&P Mid Cap 400
Index                         -0.60%                  5.45%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                                                       S&P MID CAP
                 CLASS S      CLASS A      CLASS Y      CLASS L        400 INDEX
   6/1/2000      $10,000      $10,000      $10,000      $10,000         $10,000
       6/00      $10,340      $10,340      $10,340      $10,340         $10,147
      12/00      $10,510      $10,480      $10,510      $10,500         $10,941
       6/01      $10,470      $10,410      $10,460      $10,440         $11,047
      12/01      $10,410      $10,330      $10,400      $10,370         $10,876

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P MID CAP 400 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                                  NUMBER OF                MARKET
                                                   SHARES                  VALUE
                                                   ------                  -----
EQUITIES -- 93.8%
ADVERTISING -- 2.2%
Catalina Marketing Corp.*                          37,000                $ 1,283,900
Lamar Advertising Co.*                             71,000                  3,006,140
TMP Worldwide, Inc.*                               25,500                  1,093,950
                                                                         -----------
                                                                           5,383,990
                                                                         -----------

AEROSPACE & DEFENSE -- 1.0%
Rockwell Collins, Inc.                            118,000                  2,301,000
                                                                         -----------

APPAREL, TEXTILES & SHOES -- 0.5%
Coach, Inc.*                                       33,000                  1,286,340
                                                                         -----------

BANKING, SAVINGS & LOANS -- 0.6%
Capital One Financial Corp.                        17,500                    944,125
Silicon Valley Bancshares*                         18,000                    481,140
                                                                         -----------
                                                                           1,425,265
                                                                         -----------

BROADCASTING, PUBLISHING & PRINTING -- 1.9%
Charter Communications,
   Inc. Cl. A*                                    135,000                  2,218,050
Cox Radio, Inc. Cl. A*                             64,000                  1,630,720
Entercom
   Communications Corp.*                           14,000                    700,000
                                                                         -----------
                                                                           4,548,770
                                                                         -----------

CHEMICALS -- 0.2%
Cabot
   Microelectronics Corp.*                          7,000                    554,750
                                                                         -----------

COMMERCIAL SERVICES -- 11.5%
Apollo Group, Inc. Cl. A*                          14,000                    630,140
Certegy, Inc.*                                     71,000                  2,429,620
Concord EFS, Inc.*                                171,000                  5,605,380
Convergys Corp.*                                   62,000                  2,324,380
Iron Mountain, Inc.*                               47,000                  2,058,600
KPMG Consulting, Inc.*                            140,000                  2,319,800
Manpower, Inc.                                     84,000                  2,831,640
Republic Services, Inc.*                          149,000                  2,975,530
Robert Half
   International, Inc.*                           137,000                  3,657,900
Viad Corp.                                         52,000                  1,231,360
Weight Watchers
   International, Inc.*                            42,000                  1,420,440
                                                                         -----------
                                                                          27,484,790
                                                                         -----------

COMMUNICATIONS -- 1.5%
L-3 Communications
   Holdings, Inc.*                                 21,500                  1,935,000
Rogers Communications,
   Inc. Cl. B*                                     93,000                  1,562,400
                                                                         -----------
                                                                           3,497,400
                                                                         -----------

COMPUTER PROGRAMMING SERVICES -- 2.2%
Ceridian Corp.*                                    89,000                $ 1,668,750
Mercury Interactive Corp.*                         41,000                  1,393,180
RealNetworks, Inc.*                                50,300                    298,782
VeriSign, Inc.*                                    53,000                  2,016,120
                                                                         -----------
                                                                           5,376,832
                                                                         -----------

COMPUTERS & INFORMATION -- 1.2%
Jabil Circuit, Inc.*                               71,000                  1,613,120
Lexmark International
   Group, Inc.*                                    12,000                    708,000
Symbol Technologies, Inc.                          28,000                    444,640
                                                                         -----------
                                                                           2,765,760
                                                                         -----------

DATA PROCESSING & PREPARATION -- 4.1%
Affiliated Computer Services,
   Inc. Cl. A*                                     62,000                  6,580,060
The BISYS Group, Inc.*                             31,900                  2,041,281
Fiserv, Inc.*                                      27,000                  1,142,640
WebMD Corp.*                                       17,200                    121,432
                                                                         -----------
                                                                           9,885,413
                                                                         -----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.7%
Analog Devices, Inc.*                              24,000                  1,065,360
Celestica, Inc.*                                   39,000                  1,575,210
Garmin Limited*                                    31,500                    671,580
Intersil Corp. Cl. A*                              35,000                  1,128,750
Kla-Tencor Corp.*                                  34,000                  1,685,040
Lattice
   Semiconductor Corp.*                           130,000                  2,674,100
Maxim Integrated
   Products, Inc.*                                 44,000                  2,310,440
Molex, Inc. Cl. A                                  36,000                    973,800
Novellus Systems, Inc.*                            28,000                  1,104,600
Sanmina-SCI Corp.*                                 89,000                  1,771,100
Teleflex, Inc.                                     23,000                  1,088,130
                                                                         -----------
                                                                          16,048,110
                                                                         -----------

ENERGY -- 5.7%
BJ Services Co.*                                  101,000                  3,277,450
Devon Energy Corp.                                 58,500                  2,261,025
Diamond Offshore
   Drilling, Inc.                                  89,000                  2,705,600
EOG Resources, Inc.                                64,000                  2,503,040
Ocean Energy, Inc.                                142,000                  2,726,400
XTO Energy, Inc.                                   11,800                    206,500
                                                                         -----------
                                                                          13,680,015
                                                                         -----------

FINANCIAL SERVICES -- 4.1%
Federated Investors,
   Inc. Cl. B                                      55,000                  1,753,400
Franklin Resources, Inc.                           64,000                  2,257,280
Legg Mason, Inc.                                   19,000                $   949,620
Waddell & Reed Financial,
   Inc. Cl. A                                     150,000                  4,830,000
                                                                         -----------
                                                                           9,790,300
                                                                         -----------

FOODS -- 1.1%
Starbucks Corp.*                                   89,000                  1,695,450
Sysco Corp.                                        35,000                    917,700
                                                                         -----------
                                                                           2,613,150
                                                                         -----------

HEALTHCARE -- 5.5%
DaVita, Inc.*                                      71,000                  1,735,950
Health Management
   Associates, Inc. Cl. A*                         89,000                  1,637,600
Human Genome
   Sciences, Inc.*                                 25,000                    843,000
Laboratory Corp. of America
   Holdings*                                       34,000                  2,748,900
Lincare Holdings, Inc.*                            57,000                  1,633,050
Wellpoint Health
   Networks, Inc.*                                 40,000                  4,674,000
                                                                         -----------
                                                                          13,272,500
                                                                         -----------

INDUSTRIAL - DIVERSIFIED -- 2.0%
Danaher Corp.                                      39,000                  2,352,090
ITT Industries, Inc.                               48,000                  2,424,000
                                                                         -----------
                                                                           4,776,090
                                                                         -----------

INFORMATION RETRIEVAL SERVICES -- 0.9%
ChoicePoint, Inc.*                                 41,000                  2,078,290
                                                                         -----------

INSURANCE -- 6.4%
ACE Limited                                        42,000                  1,686,300
Allmerica Financial Corp.                          43,000                  1,915,650
Anthem, Inc.*                                      50,000                  2,475,000
Nationwide Financial
   Services, Inc.                                   9,000                    373,140
The PMI Group, Inc.                                21,000                  1,407,210
Principal Financial
   Group, Inc.*                                    44,000                  1,056,000
Progressive Corp.                                  17,000                  2,538,100
Protective Life Corp.                              50,000                  1,446,500
Radian Group, Inc.                                 59,000                  2,534,050
                                                                         -----------
                                                                          15,431,950
                                                                         -----------

MACHINERY & COMPONENTS -- 1.5%
Cooper Cameron Corp.*                              31,000                  1,251,160
Smith International, Inc.*                         42,000                  2,252,040
                                                                         -----------
                                                                           3,503,200
                                                                         -----------

MEDICAL SUPPLIES -- 2.8%
Allergan, Inc.                                     26,000                  1,951,300
Apogent Technologies, Inc.*                       107,000                  2,760,600
                                                                         -----------

                                                                     (CONTINUED)


    The accompanying notes are an integral part of the financial statements.

                                                  NUMBER OF                MARKET
                                                   SHARES                  VALUE
                                                   ------                  -----
Waters Corp.*                                      53,000                $ 2,053,750
                                                                         -----------
                                                                           6,765,650
                                                                         -----------

PHARMACEUTICALS -- 13.0%
Abgenix, Inc.*                                     16,000                    538,240
Alkermes, Inc.*                                    54,000                  1,423,440
AmerisourceBergen Corp.                            48,000                  3,050,400
Biovail Corp.*                                     24,000                  1,350,000
Cephalon, Inc.*                                    35,500                  2,683,268
Gilead Sciences, Inc.*                             61,000                  4,008,920
Idec Pharmaceuticals Corp.*                        26,000                  1,792,180
Invitrogen Corp.*                                  25,000                  1,548,250
King Pharmaceuticals, Inc.*                        53,000                  2,232,890
Medimmune, Inc.*                                   60,000                  2,781,000
Omnicare, Inc.                                    174,500                  4,341,560
Protein Design Labs, Inc.*                          7,000                    230,510
Sepracor, Inc.*                                    23,000                  1,312,380
Shire Pharmaceuticals
   Group PLC
   Sponsored ADR*                                  44,000                  1,610,400
Teva Pharmaceutical
   Sponsored ADR                                   28,000                  1,725,640
Vertex
   Pharmaceuticals, Inc.*                          26,000                    639,340
                                                                         -----------
                                                                          31,268,418
                                                                         -----------

PREPACKAGED SOFTWARE -- 4.2%
Adobe Systems, Inc.                                36,000                  1,117,800
Brocade Communications
   Systems, Inc.*                                  18,000                    596,160
Electronic Arts, Inc.*                             41,000                  2,457,950
Informatica Corp.*                                 42,000                    609,420
Internet Security
   Systems, Inc.*                                  28,000                    897,680
Intuit, Inc.*                                      25,500                  1,090,380
Lawson Software, Inc.*                             11,200                    176,400
NetIQ Corp.*                                        1,000                     35,260
Peregrine Systems, Inc.*                           90,000                  1,334,700
Siebel Systems, Inc.*                              18,000                    503,640
SunGard Data Systems, Inc.*                        46,000                  1,330,780
                                                                         -----------
                                                                          10,150,170
                                                                         -----------

RESTAURANTS -- 0.9%
Outback Steakhouse, Inc.*                          60,000                  2,055,000
                                                                         -----------

RETAIL -- 6.8%
Best Buy Co., Inc.*                                39,000                  2,904,720
BJ's Wholesale Club, Inc.*                         42,000                  1,852,200
Dollar Tree Stores, Inc.*                          91,000                  2,812,810
Family Dollar Stores, Inc.                        100,000                  2,998,000
MSC Industrial Direct
   Co. Cl. A*                                      41,800                    825,550
O'Reilly Automotive, Inc.*                         71,000                  2,589,370
TJX Companies, Inc.                                58,000                  2,311,880
                                                                         -----------
                                                                          16,294,530
                                                                         -----------

RETAIL - GROCERY -- 1.4%
Whole Foods Market, Inc.*                          78,000             $    3,397,680
                                                                         -----------

TELEPHONE UTILITIES -- 2.2%
Triton PCS Holdings,
   Inc. Cl. A*                                     60,200                  1,766,870
Western Wireless
   Corp. Cl. A*                                   121,000                  3,418,250
                                                                         -----------
                                                                           5,185,120
                                                                         -----------

TRANSPORTATION -- 0.8%
Expeditors International of
   Washington, Inc.                                23,000                  1,309,850
Robinson (C.H.)
   Worldwide, Inc.                                 18,000                    520,470
                                                                         -----------
                                                                           1,830,320
                                                                         -----------

TRAVEL -- 0.9%
Sabre Holdings Corp.*                              52,500                  2,223,375
                                                                         -----------

TOTAL EQUITIES
(COST $196,609,328)                                                      224,874,178
                                                                         ===========

MUTUAL FUNDS -- 4.9%

FINANCIAL SERVICES
Reserve Government
   Portfolio                                   11,814,604                 11,814,604
                                                                         -----------

TOTAL MUTUAL FUNDS
(COST $11,814,604)                                                        11,814,604
                                                                         ===========
                                                PRINCIPAL
                                                  AMOUNT
                                                  ------
SHORT-TERM INVESTMENTS -- 26.4%

CASH EQUIVALENTS -- 26.1%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                          $ 4,102,653                  4,102,653
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                            1,465,233                  1,465,233
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                            5,860,933                  5,860,933
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                            6,750,668                  6,750,668
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                            3,223,513                  3,223,513
First Union II Bank Note
   1.680% 03/12/2002                            3,553,395                  3,553,395
Fleet National Bank Note
   1.950% 04/30/2002                          $ 1,782,580                $ 1,782,580
GMAC Bank Note
   1.790% 03/08/2002                              968,950                    968,950
Goldman Sachs Bank Note
   1.680% 02/05/2002                            6,281,406                  6,281,406
Goldman Sachs MTN Bank
   Note
   2.010% 03/21/2002                            2,762,621                  2,762,621
Merrill Lynch Bank Note
   1.620% 04/05/2002                            3,037,429                  3,037,429
Merrill Lynch Bank Note
   1.640% 11/26/2002                            2,672,191                  2,672,191
Merrimac Money
   Market Fund                                 14,148,783                 14,148,783
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                            2,079,144                  2,079,144
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                            2,930,466                  2,930,466
US Bank
   1.590% 11/06/2002                              879,140                    879,140
                                                                         -----------
                                                                          62,499,105
                                                                         -----------

REPURCHASE AGREEMENT -- 0.3%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002(a)                              774,977                    774,977
                                                                         -----------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                       63,274,082
                                                                         ===========
TOTAL INVESTMENTS -- 125.1%
(COST $271,698,014)***                                                   299,962,864

OTHER ASSETS/
(LIABILITIES) -- (25.1%)                                                 (60,101,291)
                                                                         ===========
NET ASSETS -- 100.0%                                                    $239,861,573
                                                                         ===========

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt
*   Non-income producing security
**  Represents investment of security lending collateral. (Note 2).
*** Aggregate cost for Federal tax purposes. (Note 7).
(a) Maturity value of $775,038. Collateralized by U.S. Government Agency obligation with a rate of 6.75%, maturity date of 08/20/2025, and aggregate market value, including accrued interest of $813,790.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $208,423,932) (NOTE 2)                                                         $236,688,782
        Short-term investments, at amortized cost (NOTE 2)                                                           63,274,082
                                                                                                                    -----------
            Total Investments (including securities on loan with market values of $60,628,758)                      299,962,864
        Receivables from:
            Investments sold                                                                                          2,692,867
            Fund shares sold                                                                                            682,681
            Interest and dividends                                                                                       51,741
                                                                                                                    -----------
                 Total assets                                                                                       303,390,153
                                                                                                                    -----------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                       469,463
            Fund shares repurchased                                                                                     341,457
            Securities on loan (NOTE 2)                                                                              62,499,105
            Directors' fees and expenses (NOTE 3)                                                                         2,897
            Affiliates (NOTE 3):
                 Investment management fees                                                                             149,080
                 Administration fees                                                                                     46,671
                 Service fees                                                                                             7,577
        Accrued expenses and other liabilities                                                                           12,330
                                                                                                                    -----------
                 Total liabilities                                                                                   63,528,580
                                                                                                                    -----------
        NET ASSETS                                                                                                 $239,861,573
                                                                                                                    ===========
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                            $233,548,123
        Accumulated net investment loss                                                                                  (2,035)
        Accumulated net realized loss on investments                                                                (21,949,365)
        Net unrealized appreciation on investments                                                                   28,264,850
                                                                                                                    -----------
                                                                                                                   $239,861,573
                                                                                                                    ===========
NET ASSETS:
        Class A                                                                                                    $ 14,112,764
                                                                                                                    ===========
        Class L                                                                                                    $136,205,769
                                                                                                                    ===========
        Class Y                                                                                                    $    622,120
                                                                                                                    ===========
        Class S                                                                                                    $ 88,920,920
                                                                                                                    ===========
SHARES OUTSTANDING:
        Class A                                                                                                       1,366,324
                                                                                                                    ===========
        Class L                                                                                                      13,132,193
                                                                                                                    ===========
        Class Y                                                                                                          59,816
                                                                                                                    ===========
        Class S                                                                                                       8,541,022
                                                                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                    $      10.33
                                                                                                                    ===========
        Class L                                                                                                    $      10.37
                                                                                                                    ===========
        Class Y                                                                                                    $      10.40
                                                                                                                    ===========
        Class S                                                                                                    $      10.41
                                                                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                  YEAR ENDED
                                                                                                               DECEMBER 31, 2001
                                                                                                               -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $1,670)                                                              $    569,817
        Interest (including securities lending income of $103,128)                                                     511,507
                                                                                                                   -----------
                Total investment income                                                                              1,081,324
                                                                                                                   -----------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                          1,588,286
        Custody fees                                                                                                    31,430
        Shareholder reporting fees                                                                                      11,653
        Audit and legal fees                                                                                            10,374
        Directors' fees (NOTE 3)                                                                                         4,345
                                                                                                                   -----------
                                                                                                                     1,646,088
        Administration fees (NOTE 3):
            Class A                                                                                                     26,400
            Class L                                                                                                    388,060
            Class Y                                                                                                        631
            Class S                                                                                                     70,599
        Service fees (NOTE 3):
            Class A                                                                                                     20,345
                                                                                                                   -----------
                Total expenses                                                                                       2,152,123
        Expenses waived (NOTE 3)                                                                                        (9,400)
                                                                                                                   -----------
                Net expenses                                                                                         2,142,723
                                                                                                                   -----------
                NET INVESTMENT LOSS                                                                                 (1,061,399)
                                                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                               (17,358,922)
        Net change in unrealized appreciation (depreciation) on investments                                         16,946,542
                                                                                                                   -----------
                NET REALIZED AND UNREALIZED LOSS                                                                      (412,380)
                                                                                                                   -----------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $ (1,473,779)
                                                                                                                   ============


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED           PERIOD ENDED
                                                                                        DECEMBER 31, 2001    DECEMBER 31, 2000*
                                                                                        -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                               $ (1,061,399)         $   (179,380)
        Net realized loss on investment transactions                                       (17,358,922)           (4,590,443)
        Net change in unrealized appreciation (depreciation) on investments                 16,946,542            11,318,308
                                                                                           -----------           -----------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (1,473,779)            6,548,485
                                                                                           -----------           -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             10,718,220             2,806,170
        Class L                                                                              9,674,740           123,212,123
        Class Y                                                                                326,303               261,760
        Class S                                                                                364,150            87,423,401
                                                                                           -----------           -----------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                         21,083,413           213,703,454
                                                                                           -----------           -----------
        TOTAL INCREASE IN NET ASSETS                                                        19,609,634           220,251,939
NET ASSETS:
        Beginning of period                                                                220,251,939                     -
                                                                                           -----------           -----------
        End of period (including accumulated net investment loss of $2,035
           and $908, respectively)                                                        $239,861,573          $220,251,939
                                                                                           ===========           ===========

* FOR THE PERIOD FROM JUNE 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    CLASS A                       CLASS L
                                                                    -------                       -------
                                                           YEAR ENDED     PERIOD ENDED  YEAR ENDED      PERIOD ENDED
                                                           12/31/01       12/31/00+      12/31/01        12/31/00+
                                                           --------       ---------      --------        ---------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.48          $10.00       $  10.50       $  10.00
                                                           -------          ------       --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                        (0.09)***       (0.02)***      (0.06)***      (0.02)***
  Net realized and unrealized gain (loss) on investments     (0.06)           0.50          (0.07)          0.52
                                                           -------          ------       --------       --------
       Total income (loss) from investment operations        (0.15)           0.48          (0.13)          0.50
                                                           -------          ------       --------       --------
NET ASSET VALUE, END OF PERIOD                             $ 10.33          $10.48       $  10.37       $  10.50
                                                           =======          ======       ========       ========
TOTAL RETURN@                                                (1.43)%          4.80%**       (1.24)%         5.00%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $14,113          $2,861       $136,206       $126,876
  Ratio of expenses to average daily net assets:
     Before expense waiver                                    1.35%           1.37%*         1.10%          1.12%*
     After expense waiver#                                    1.35%            N/A           1.10%           N/A
  Net investment loss to average daily net assets            (0.89)%         (0.40)%*       (0.59)%        (0.25)%*
  Portfolio turnover rate                                       49%             37%**          49%            37%**

                                                                          CLASS Y                        CLASS S
                                                                          -------                        -------
                                                                 YEAR ENDED   PERIOD ENDED      YEAR ENDED    PERIOD ENDED
                                                                  12/31/01     12/31/00+         12/31/01      12/31/00+
                                                                  --------     ---------         --------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.51        $10.00          $ 10.51        $ 10.00
                                                                   -----         -----           ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                              (0.05)***     (0.00)++***      (0.03)***      (0.00)++***
  Net realized and unrealized gain (loss) on investments           (0.06)         0.51            (0.07)          0.51
                                                                   -----         -----           ------         ------
       Total income (loss) from investment operations              (0.11)         0.51            (0.10)          0.51
                                                                   -----         -----           ------         ------
NET ASSET VALUE, END OF PERIOD                                    $10.40        $10.51          $ 10.41        $ 10.51
                                                                   =====         =====           ======         ======
TOTAL RETURN@                                                      (1.05)%        5.10%**         (0.95)%         5.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                               $  622        $  267          $88,921        $90,248
  Ratio of expenses to average daily net assets:
     Before expense waiver                                          0.95%         0.97%*           0.86%          0.88%*
     After expense waiver#                                          0.95%          N/A             0.86%           N/A
  Net investment loss to average daily net assets                  (0.48)%       (0.07)%*         (0.34)%        (0.01)%*
  Portfolio turnover rate                                             49%           37%**           49%             37%**

*    ANNUALIZED
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM JUNE 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
++   NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

NOTE TO SHAREHOLDERS:
Effective December 3, 2001, Wellington Management Company, LLP ("Wellington Management") replaced J.P. Morgan Investment Management Inc. ("J.P. Morgan") as one of the MassMutual Small Cap Growth Equity Fund's sub-advisers. Waddell & Reed Asset Management Company ("Waddell & Reed") remains the Fund's other sub-adviser. The commentary about the Fund's performance during the period primarily reflects the views of Waddell & Reed.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SMALL CAP GROWTH EQUITY FUND?
The objectives and policies of the Fund are to:
-    achieve long-term capital appreciation
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with a market capitalization, at the time of purchase, within the range of market capitalizations of companies in the Russell 2000 Index)
- utilize a growth-oriented strategy in making investment decisions o utilize fundamental analysis to identify companies which
    - are of high investment quality or possess a unique product, market position or operating characteristics
    - offer above-average levels of profitability or superior growth potential
HOW DID THE FUND PERFORM DURING 2001?
For the 12 months ending December 31, 2001, the Fund's Class S shares returned - 11.38%, trailing the 2.49% return of the Russell 2000 Index. The Fund also lagged the - 9.23% return of the Russell 2000 Growth Index.

WHAT WAS THE REASON FOR THE CHANGE IN SUB-ADVISERS?
We were concerned about a deterioration in J.P. Morgan's investment performance following the departure of the company's lead portfolio manager for the Fund. In addition, we had continued concerns about the merger with Chase Manhattan and the resulting turnover of senior investment professionals. After a comprehensive search, we selected Wellington Management as a new sub-adviser because of its strong investment results in a variety of market conditions, its length of experience, and its ability to attract top-ranked professionals. In addition, we judged that Wellington Management would provide the best complement to the Fund's other sub-adviser, Waddell & Reed.

WHAT IS WELLINGTON MANAGEMENT'S APPROACH TO THE SMALL-CAP GROWTH MARKET? Wellington Management begins with a universe of approximately 6,000 companies with market capitalizations of $2 billion or less. Using analysts' reviews and specific industry criteria, the group is narrowed to roughly 500 candidates. Detailed company analysis and extensive visits with management are then used to generate a list of the 70 to 100 companies across a range of sectors that Wellington Management believes to have the best investment potential.

Some characteristics that Wellington Management finds particularly appealing include strong and experienced management teams, industry leadership positions, significant insider ownership, high emphasis on core businesses, expected returns of 100%+ over a three-year time horizon, fully funded business plans, and the likelihood of benefiting from favorable supply/demand trends.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?
Although small-cap stocks enjoyed another year of outperformance compared with large- and mid-cap shares, the growth sector struggled again in 2001. Despite 11 cuts in short-term interest rates by the Federal Reserve Board, a persistently weak economy, slumping corporate earnings, and valuations that remained relatively rich even after the market's correction in 2000 combined to drive most growth stocks sharply lower. Investors continued to punish the shares of companies that could offer little earnings visibility while searching out companies with stable earnings growth.

The worst losses occurred in the first and third quarters, while the second and fourth quarters saw growth stocks rally in response to the Fed's rate-cutting. Nevertheless, the market's advancing periods only partially offset the steep losses incurred during the declining phases.

Versus the Russell 2000 Index, the Fund was hurt by its greater emphasis on technology and health care, two of the worst-performing sectors for the year. The Fund's concentration in those two sectors, however, was close to that of the Russell 2000 Growth Index, which consisted of almost 50% technology and health care companies at the end of the period. On the other hand, the Fund was helped by its relatively large cash position, as well as our decision to aggressively pare back exposure to younger companies with strong potential but little to show in the way of actual profits. Some of the stocks that we reduced or eliminated were Rambus, Pinnacle Systems, Aclara Biosciences, Western Wireless, Niku, RCN, and Avanex. All of these stocks detracted from performance but would have inflicted even more damage had we maintained our positions in them throughout the period.

Some holdings that aided performance during the period were American Italian Pasta, O'Reilly Automotive, ITT Educational Services, Maximus, and Financial Federal. During the fourth quarter, many of our technology holdings advanced sharply, including Genesis Microchip, Cabot Microelectronics, Affymetrix, Cree, and Lam Research.

WHAT IS YOUR OUTLOOK?
The pull of positive and negative forces was apparent during 2001, as investors seesawed back and fourth between optimism over lower interest rates and pessimism about corporate earnings and the economy. While we think that 2002 could well be an improvement over 2001, we do not see a return any time soon to the kind of unfettered bull markets we saw in the late 1990s. Stock selection should be extremely important going forward, and we think investors will continue to favor companies with the combination of solid growth prospects and the ability to generate reasonably strong current earnings and cash flow.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND LARGEST STOCK HOLDINGS (12/31/01)
  Affymetrix, Inc.
  Digital Insight Corp.
  MSC Industrial Direct Co. Cl. A
  ITT Educational Services, Inc.
  American Italian Pasta Co. Cl. A
  Newfield Exploration Co.
  Acxiom Corp.
  Gentex Corp.
  Cree, Inc.
  Getty Images, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND TOTAL RETURN

                                       SINCE INCEPTION
                    ONE YEAR           AVERAGE ANNUAL
                  1/1/01 - 12/31/01   5/3/99 - 12/31/01
  Class S            -11.38%               8.27%
  Class A            -11.82%               7.71%
  Class Y            -11.47%               8.12%
  Class L            -11.63%               7.96%
  -----------------------------------------------------
  Russell 2000 Index   2.49%               6.05%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            CLASS S     CLASS A    CLASS Y    CLASS L   RUSSELL 2000 INDEX
5/3/1999    $10,000     $10,000    $10,000    $10,000              $10,000
    6/99    $10,930     $10,930    $10,930    $10,930              $10,605
   12/99    $16,091     $16,042    $16,071    $16,055              $11,767
    6/00    $17,092     $16,992    $17,062    $17,036              $12,124
   12/00    $13,947     $13,825    $13,911    $13,881              $11,411
    6/01    $13,377     $13,236    $13,341    $13,301              $12,193
   12/01    $12,361     $12,191    $12,316    $12,266              $11,695

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                                     NUMBER OF      MARKET
                                                      SHARES        VALUE
                                                     ---------      ------
EQUITIES -- 79.2%

ADVERTISING -- 2.1%
Catalina Marketing Corp.*                               70,000   $  2,429,000
Getty Images, Inc.*                                    148,100      3,403,338
                                                                 ------------
                                                                    5,832,338
                                                                 ------------
APPAREL, TEXTILES & SHOES -- 1.6%
AnnTaylor Stores Corp.*                                 49,725      1,740,375
Pacific Sunwear of California*                          88,500      1,807,170
Vans, Inc.*                                             78,185        996,077
                                                                 ------------
                                                                    4,543,622
                                                                 ------------
AUTOMOTIVE & PARTS -- 1.1%
BorgWarner, Inc.                                        23,900      1,248,775
Navistar International Corp.                            15,700        620,150
Visteon Corp.                                           77,500      1,165,600
                                                                 ------------
                                                                    3,034,525
                                                                 ------------
BANKING, SAVINGS & LOANS -- 1.2%
Financial Federal Corp.*                               105,300      3,290,625
                                                                 ------------
BROADCASTING, PUBLISHING & PRINTING -- 2.8%
Emmis Communications Corp.*                             52,600      1,243,464
McClatchy Newspapers, Inc.                              23,800      1,118,600
Pegasus Communications Corp.*                          103,200      1,074,312
Playboy Enterprises, Inc. Cl. B*                       117,400      1,982,886
Radio One, Inc. Cl. D*                                  51,800        932,918
Sinclair Broadcast Group, Inc. Cl. A*                  139,100      1,315,886
                                                                 ------------
                                                                    7,668,066
                                                                 ------------
BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Granite Construction, Inc.                              39,900        960,792
                                                                 ------------
CHEMICALS  2.1%
Cabot Microelectronics Corp.*                           25,400      2,012,950
Cytec Industries, Inc.*                                 51,600      1,393,200
IMC Global, Inc.                                        94,400      1,227,200
Minerals Technologies, Inc.                             24,900      1,161,336
                                                                 ------------
                                                                    5,794,686
                                                                 ------------
COMMERCIAL SERVICES -- 6.8%
Affymetrix, Inc.*                                      114,039      4,304,972
Edison Schools, Inc.*                                   79,700      1,566,105
Gene Logic, Inc.*                                      145,100      2,733,684
ITT Educational Services, Inc.*                         98,300      3,624,321
Maximus, Inc.*                                          54,200      2,279,652
MemberWorks, Inc.*                                      60,400        846,204
PerkinElmer, Inc.                                       74,882      2,622,368
TeleTech Holdings, Inc.*                                55,800        799,614
                                                                 ------------
                                                                   18,776,920
                                                                 ------------
COMMUNICATIONS -- 3.7%
Advanced Fibre Communications, Inc.*                   163,000   $  2,880,210
Allegiance Telecom, Inc.*                              137,100      1,136,559
American Tower Corp. Cl. A*                             55,400        524,638
Corvis Corp.*                                          364,130      1,176,140
Openwave Systems, Inc.*                                100,500        983,895
Sycamore Networks, Inc.*                               157,800        845,808
Tekelec*                                               109,600      1,984,856
Tellium, Inc.*                                         121,000        753,830
                                                                 ------------
                                                                   10,285,936
                                                                 ------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 3.6%
3Com Corp.*                                            265,200      1,691,976
Adaptec, Inc.*                                          80,100      1,161,450
Digital Insight Corp.*                                 172,200      3,850,392
Eclipsys Corp.*                                         74,385      1,245,949
Enterasys Networks, Inc.*                              133,175      1,178,599
FileNET Corp.*                                          38,400        779,136
                                                                 ------------
                                                                    9,907,502
                                                                 ------------
COMPUTER RELATED SERVICES -- 2.1%
Acxiom Corp.*                                          203,500      3,555,145
Checkfree Corp.*                                        63,150      1,136,700
Ingram Micro, Inc. Cl. A*                               65,600      1,136,192
                                                                 ------------
                                                                    5,828,037
                                                                 ------------
COMPUTERS & INFORMATION -- 1.6%
Maxtor Corp.*                                          357,100      2,264,014
Palm, Inc.*                                            269,700      1,046,436
Western Digital Corp.*                                 179,100      1,122,957
                                                                 ------------
                                                                    4,433,407
                                                                 ------------
DATA PROCESSING & PREPARATION -- 1.5%
The BISYS Group, Inc.*                                  11,900        761,481
Factset Research Systems, Inc.                          54,300      1,897,785
Probusiness Services, Inc.*                             41,500         80,200
The TriZetto Group, Inc.*                               62,600        821,312
                                                                 ------------
                                                                    4,260,778
                                                                 ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.3%
Actel Corp.*                                            44,600        887,986
August Technology Corp.*                                83,785        924,986
Credence Systems Corp.*                                 51,300        952,641
Cree, Inc.*                                            115,600      3,405,576
DSP Group, Inc.*                                        32,100        746,646
Fairchild Semiconductor International, Inc. Cl. A*      32,000        902,400
Genesis Microchip, Inc.*                                27,400      1,811,688
Gentex Corp.*                                          130,300      3,482,919
Oak Technology, Inc.*                                   60,400        830,500
Planar Systems, Inc.*                                   43,500        917,850
Plexus Corp.*                                           18,750        498,000
Triquint Semiconductor, Inc.*                          156,300      1,916,238
Visx, Inc.*                                            220,400      2,920,300
                                                                 ------------
                                                                 $ 20,197,730
                                                                 ------------
ENERGY -- 3.8%
Global Industries Limited*                             210,400      1,872,560
Grey Wolf, Inc.*                                       400,100      1,188,297
Helmerich & Payne, Inc.                                 39,100      1,305,158
Newfield Exploration Co.*                              100,600      3,572,306
Sunoco, Inc.                                            30,100      1,123,934
TETRA Technologies, Inc.*                               67,300      1,409,935
                                                                 ------------
                                                                   10,472,190
                                                                 ------------
ENTERTAINMENT & LEISURE -- 2.8%
AMC Entertainment, Inc.*                                76,300        915,600
Blockbuster, Inc. Cl. A                                 30,200        761,040
Callaway Golf Co.                                      121,700      2,330,555
Churchill Downs, Inc.                                   21,200        783,764
Hollywood Media Corp.*                                 246,200      1,622,458
Six Flags, Inc.*                                        92,600      1,424,188
                                                                 ------------
                                                                    7,837,605
                                                                 ------------
FINANCIAL SERVICES -- 3.3%
AMB Property Corp.                                      20,500        533,000
America First Mortgage Investments, Inc.               138,700      1,213,625
E*TRADE Group, Inc.*                                   190,900      1,956,725
Investment Technology Group, Inc.*                      59,700      2,332,479
Medallion Financial Corp.                              146,000      1,153,400
Van der Moolen Holding NV ADR*                          66,000      1,933,800
                                                                 ------------
                                                                    9,123,029

FOODS -- 2.1%
American Italian Pasta Co. Cl. A*                       85,300      3,585,159
Hain Celestial Group, Inc.*                             45,300      1,243,938
Pathmark Stores, Inc.*                                  44,200      1,089,972
                                                                 ------------
                                                                    5,919,069
                                                                 ------------
FOREST PRODUCTS & PAPER -- 0.5%
Bowater, Inc.                                           27,500      1,311,750
                                                                 ------------

HEALTHCARE -- 5.2%
Allscripts Healthcare Solutions, Inc.*                 161,400        522,936
AmSurg Corp.*                                           65,200      1,772,136
Apria Healthcare Group, Inc.*                          101,150      2,527,738
Caremark Rx, Inc.*                                     149,600      2,439,976
Coventry Health Care, Inc.*                             54,800      1,093,260
Humana, Inc.*                                           61,200        721,548
Kindred Healthcare, Inc.*                               13,800        717,600
Lifepoint Hospitals, Inc.*                              34,325      1,168,423
Matria Healthcare, Inc.*                                33,600      1,163,568
Triad Hospitals, Inc.*                                  79,100      2,321,585
                                                                 ------------
                                                                   14,448,770
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

                                      172

                                                     NUMBER OF      MARKET
                                                      SHARES        VALUE
                                                     ---------      ------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.5%
Furniture Brands International, Inc.*                   40,950   $ 1,311,219
                                                                 -----------

INSURANCE -- 0.7%
Annuity and Life Re (Holdings) Limited*                 30,800        773,388
Gallagher (Arthur J.) & Co.                             37,600      1,296,824
                                                                 ------------
                                                                    2,070,212
                                                                 ------------
INTERNET SOFTWARE -- 0.4%
Vignette Corp.*                                        203,400      1,092,258
                                                                 ------------
LODGING -- 0.5%
Intrawest Corp.                                         82,700      1,447,250
                                                                 ------------
MACHINERY & COMPONENTS -- 0.7%
Agco Corp.                                             115,600      1,824,168
                                                                 ------------
MANUFACTURING -- 1.5%
AptarGroup, Inc.                                        68,700      2,406,561
Lam Research Corp.*                                     79,800      1,852,956
                                                                 ------------
                                                                    4,259,517
                                                                 ------------
MEDICAL SUPPLIES -- 2.5%
Aclara BioSciences, Inc.*                              217,900      1,104,753
Biosite Diagnostics, Inc.*                              44,300        813,791
Cambrex Corp.                                           34,000      1,482,400
Sequenom, Inc.*                                         60,700        647,669
Urologix, Inc.*                                        107,300      2,151,365
Varian Medical Systems, Inc.*                           11,000        783,860
                                                                 ------------
                                                                    6,983,838
                                                                 ------------
METALS & MINING -- 0.3%
Precision Castparts Corp.                               33,700        952,025
                                                                 ------------
PHARMACEUTICALS -- 0.6%
Pharmacyclics, Inc.*                                    11,300        112,322
Sangstat Medical Corp.*                                 63,400      1,245,176
Serologicals Corp.*                                      7,900        169,850
                                                                 ------------
                                                                    1,527,348
                                                                 ------------
PREPACKAGED SOFTWARE -- 5.9%
Cerner Corp.*                                           40,300      2,012,179
Citrix Systems, Inc.*                                   70,700      1,602,062
Dendrite International, Inc.*                          191,700      2,689,551
EPIQ Systems, Inc.*                                     13,500        261,225
Hyperion Solutions Corp.*                               40,200        798,372
OTG Software, Inc.*                                    102,400      1,024,000
Peregrine Systems, Inc.*                                75,050      1,112,991
Rational Software Corp.*                                38,700        754,650
Sanchez Computer Associates, Inc.*                      29,700        253,935
Take-Two Interactive Software, Inc.*                   119,200      1,927,464
Transaction Systems Architects, Inc. Cl. A*            171,900      2,107,494
Tripos, Inc.*                                           37,800    $   721,980
Verity, Inc.*                                           56,000      1,134,000
                                                                 ------------
                                                                   16,399,903
                                                                 ------------
REAL ESTATE -- 0.7%
Getty Realty Corp.                                      30,400        573,040
Host Marriott Corp.                                    156,800      1,411,200
                                                                 ------------
                                                                    1,984,240
                                                                 ------------
RESTAURANTS -- 0.6%
P.F. Chang's China Bistro, Inc.*                         5,000        236,500
RARE Hospitality International, Inc.*                   60,300      1,359,162
                                                                 ------------
                                                                    1,595,662
                                                                 ------------
RETAIL -- 5.5%
Borders Group, Inc.*                                   147,000      2,916,480
Circuit City Stores-Circuit City Group                  45,100      1,170,345
Foot Locker, Inc.*                                      92,000      1,439,800
Galyans Trading Co., Inc.*                              91,895      1,308,585
MSC Industrial Direct Co. Cl. A*                       187,200      3,697,200
O'Reilly Automotive, Inc.*                              69,000      2,516,430
Pier 1 Imports, Inc.                                   121,100      2,099,874
                                                                 ------------
                                                                   15,148,714
                                                                 ------------
TELEPHONE UTILITIES -- 0.8%
Western Wireless Corp. Cl. A*                           76,000      2,147,000
                                                                 ------------
TRANSPORTATION -- 2.5%
CNF, Inc.                                               36,000      1,207,800
EGL, Inc.*                                             101,100      1,410,345
Kansas City Southern Industries, Inc.*                 151,600      2,142,108
Swift Transportation Co., Inc.*                         97,700      2,101,527
                                                                 ------------
                                                                    6,861,780
                                                                 ------------
TOTAL EQUITIES
(COST $214,506,950)                                               219,532,511
                                                                 ------------
                                                    PRINCIPAL
                                                     AMOUNT
                                                    ---------
SHORT-TERM INVESTMENTS -- 25.7%

CASH EQUIVALENTS -- 16.3%**
Bank of Montreal Eurodollar Time Deposit
  1.500% 01/02/2002                                $ 2,972,526      2,972,526
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.810% 03/18/2002                                  1,061,616      1,061,616
BNP Paribas Eurodollar Time Deposit
  1.960% 01/02/2002                                  4,246,466      4,246,466
Credit Agricole Bank Eurodollar Time Deposit
  1.700% 01/07/2002                                  3,949,213      3,949,213
Den Danske Bank Eurodollar Time Deposit
  1.560% 01/02/2002                                $ 2,335,556   $  2,335,556
First Union II Bank Note
  1.680% 03/12/2002                                  2,880,800      2,880,800
Fleet National Bank Note
  1.950% 04/30/2002                                  1,482,503      1,482,503
GMAC Bank Note
  1.790% 03/08/2002                                  4,072,788      4,072,788
Goldman Sachs Bank Note
  1.680% 02/05/2002                                  2,923,234      2,923,234
Goldman Sachs MTN Bank Note
  2.010% 03/21/2002                                  1,553,244      1,553,244
Merrill Lynch Bank Note
  1.620% 04/05/2002                                  1,910,910      1,910,910
Merrill Lynch Bank Note
  1.640% 11/26/2002                                    849,293        849,293
Merrimac Money Market Fund                          11,647,623     11,647,623
Morgan Stanley  Dean Witter & Co.
  1.610% 05/09/2002                                    636,970        636,970
Toronto Dominion Eurodollar Time Deposit
  2.040% 01/22/2002                                  2,123,232      2,123,232
US Bank
  1.590% 11/06/2002                                    636,970      636,970
                                                                 ------------
                                                                   45,282,944
                                                                 ------------
REPURCHASE AGREEMENT -- 9.4%
Investors Bank & Trust Company
  Repurchase Agreement, dated 12/31/2001, 1.40%,
  due 01/02/2002(a)                                 26,047,448     26,047,448
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                71,330,392
                                                                 ------------
TOTAL INVESTMENTS -- 104.9%
(COST $285,837,342)***                                            290,862,903

OTHER ASSETS/(LIABILITIES) -- (4.9%)                              (13,604,882)
                                                                 ------------

NET ASSETS -- 100.0%                                             $277,258,021
                                                                 ============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*     Non-income producing security.
**    Represents investment of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7)
(a) Maturity value of $26,049,473. Collateralized by U.S. Government Agency obligations with rates of 6.375% - 7.000%, maturity dates of 01/20/2023 - 03/25/2031, and aggregate market value, including accrued interest, of $27,349,968.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $214,506,950) (NOTE 2)                                                         $219,532,511
        Short-term investments, at amortized cost (NOTE 2)                                                           71,330,392
                                                                                                                   ------------
            Total Investments (including securities on loan with market values of $43,508,768)                      290,862,903
        Cash                                                                                                         32,474,408
        Receivables from:
            Investments sold                                                                                            652,807
            Investment adviser (NOTE 3)                                                                                     374
            Fund shares sold                                                                                            707,521
            Interest and dividends                                                                                      126,780
                                                                                                                   ------------
                 Total assets                                                                                       324,824,793
                                                                                                                   ------------

LIABILITIES:
        Payables for:

            Investments purchased                                                                                     1,541,070
            Fund shares repurchased                                                                                     465,112
            Securities on loan (NOTE 2)                                                                              45,282,944
            Directors' fees and expenses (NOTE 3)                                                                         3,538
            Affiliates (NOTE 3):
                 Investment management fees                                                                             187,227
                 Administration fees                                                                                     50,031
                 Service fees                                                                                            18,504
        Accrued expenses and other liabilities                                                                           18,346
                                                                                                                   ------------
                 Total liabilities                                                                                   47,566,772
                                                                                                                   ------------
        NET ASSETS                                                                                                 $277,258,021
                                                                                                                   ============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                            $331,943,045
        Accumulated net investment loss                                                                                  (2,540)
        Accumulated net realized loss on investments                                                                (59,708,045)
        Net unrealized appreciation on investments                                                                    5,025,561
                                                                                                                   ------------
                                                                                                                   $277,258,021
                                                                                                                   ============
NET ASSETS:
        Class A                                                                                                    $ 32,095,019
                                                                                                                   ============
        Class L                                                                                                    $ 43,838,710
                                                                                                                   ============
        Class Y                                                                                                    $ 44,759,260
                                                                                                                   ============
        Class S                                                                                                    $156,565,032
                                                                                                                   ============
SHARES OUTSTANDING:
        Class A                                                                                                       2,722,214
                                                                                                                   ============
        Class L                                                                                                       3,698,029
                                                                                                                   ============
        Class Y                                                                                                       3,764,144
                                                                                                                   ============
        Class S                                                                                                      13,133,727
                                                                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                    $      11.79
                                                                                                                   ============
        Class L                                                                                                    $      11.85
                                                                                                                   ============
        Class Y                                                                                                    $      11.89
                                                                                                                   ============
        Class S                                                                                                    $      11.92
                                                                                                                   ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                YEAR ENDED
                                                                                                             DECEMBER 31, 2001
                                                                                                             -----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $194)                                                             $    408,324
        Interest (including securities lending income of $118,654)                                                1,630,625
                                                                                                               ------------
                Total investment income                                                                           2,038,949
                                                                                                               ------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                       1,971,172
        Custody fees                                                                                                 56,543
        Shareholder reporting fees                                                                                   16,062
        Audit and legal fees                                                                                         11,591
        Directors' fees (NOTE 3)                                                                                      5,001
                                                                                                               ------------
                                                                                                                  2,060,369

        Administration fees (NOTE 3):
            Class A                                                                                                  99,654
            Class L                                                                                                 138,737
            Class Y                                                                                                  98,976
            Class S                                                                                                 168,552
        Service fees (NOTE 3):
            Class A                                                                                                  61,137
                                                                                                               ------------
                Total expenses                                                                                    2,627,425
        Expenses waived (NOTE 3)                                                                                    (59,149)
                                                                                                               ------------
                Net expenses                                                                                      2,568,276
                                                                                                               ------------
                NET INVESTMENT LOSS                                                                                (529,327)
                                                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                            (55,089,916)
        Net change in unrealized appreciation (depreciation) on investments                                      26,408,577
                                                                                                               ------------
                NET REALIZED AND UNREALIZED LOSS                                                                (28,681,339)
                                                                                                               ------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $(29,210,666)
                                                                                                               ============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income (loss)                                                      $   (529,327)         $    418,768
        Net realized loss on investment transactions                                       (55,089,916)           (4,314,137)
        Net change in unrealized appreciation (depreciation) on investments                 26,408,577           (44,759,810)
                                                                                          ------------          ------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           (29,210,666)          (48,655,179)
                                                                                          ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                      -                (1,376)
        Class L                                                                                      -               (18,692)
        Class Y                                                                                      -               (45,032)
        Class S                                                                                      -              (354,927)
                                                                                          ------------          ------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                           -              (420,027)
                                                                                          ------------          ------------
        Tax return of capital:
        Class A                                                                                      -                   (57)
        Class L                                                                                      -                  (780)
        Class Y                                                                                      -                (1,880)
        Class S                                                                                      -               (14,815)
                                                                                          ------------          ------------
            TOTAL TAX RETURN OF CAPITAL                                                              -               (17,532)
                                                                                          ------------          ------------
        From net realized gains:
        Class A                                                                                      -              (273,791)
        Class L                                                                                      -              (428,083)
        Class Y                                                                                      -              (800,808)
        Class S                                                                                      -            (3,741,961)
                                                                                          ------------          ------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                              -            (5,244,643)
                                                                                          ------------          ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             17,925,787            16,876,476
        Class L                                                                             26,047,180            22,832,520
        Class Y                                                                             15,320,863            33,108,569
        Class S                                                                             27,089,402            92,742,755
                                                                                          ------------          ------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                         86,383,232           165,560,320
                                                                                          ------------          ------------
        TOTAL INCREASE IN NET ASSETS                                                        57,172,566           111,222,939
NET ASSETS:

        Beginning of year                                                                  220,085,455           108,862,516
                                                                                          ------------          ------------
        End of year (including accumulated net investment loss of $2,540 and
           distributions in excess of net investment income of $1,259, respectively)      $277,258,021          $220,085,455
                                                                                          ============          ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CLASS A                                      CLASS L
                                                            -------                                      -------
                                            YEAR ENDED    YEAR ENDED     PERIOD ENDED   YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                             12/31/01      12/31/00        12/31/99+     12/31/01       12/31/00      12/31/99+
                                            ----------    ----------     ------------   ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  13.37     $   15.86       $  10.00      $   13.41     $   15.88      $  10.00
                                            ----------    ----------     ------------   ----------     ----------   ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                          (0.08)***     (0.04)***      (0.03)***      (0.05)***     (0.01)***     (0.01)***
  Net realized and unrealized gain (loss)
     on investments                            (1.50)        (2.08)          6.06          (1.51)        (2.08)         6.06
                                            ----------    ----------     ------------   ----------     ----------   ------------
       Total income (loss) from
         investment operations                 (1.58)        (2.12)          6.03          (1.56)        (2.09)         6.05
                                            ----------    ----------     ------------   ----------     ----------   ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                       -         (0.00)**           -              -         (0.01)        (0.00)****
  Tax return of capital                            -         (0.00)**           -              -         (0.00)****        -
  From net realized gains                          -         (0.37)         (0.17)             -         (0.37)        (0.17)
                                            ----------    ----------     ------------   ----------     ----------   ------------
       Total distributions                         -         (0.37)         (0.17)            -          (0.38)        (0.17)
                                            ----------    ----------     ------------   ----------     ----------   ------------
NET ASSET VALUE, END OF PERIOD              $  11.79     $   13.37       $  15.86      $   11.85     $   13.41      $  15.88
                                            ==========    ==========     =========      ==========     ==========   ============
TOTAL RETURN@                               (11.82)%      (13.82)%         60.42%**     (11.63)%      (13.54)%        60.55%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $ 32,095     $  15,854       $  1,742      $  43,839     $  21,000      $  2,198
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                     1.51%         1.53%          1.79%*         1.26%         1.28%         1.52%*
     After expense waiver#                     1.49%         1.50%            N/A          1.24%         1.25%           N/A
  Net investment loss to average daily
    net assets                               (0.67)%       (0.28)%        (0.39)%*       (0.40)%       (0.03)%       (0.12)%*
  Portfolio turnover rate                       114%           97%            68%**         114%           97%           68%**

                                                            CLASS Y                                      CLASS S
                                            YEAR ENDED    YEAR ENDED     PERIOD ENDED   YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                             12/31/01      12/31/00        12/31/99+     12/31/01       12/31/00      12/31/99+
                                            ----------    ----------     ------------   ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  13.43     $   15.90       $ 10.00       $   13.45     $   15.91      $  10.00
                                            ----------    ----------     ------------   ----------     ----------   ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 (0.03)***      0.02***       0.01***        (0.01)***      0.04***       0.02***
  Net realized and unrealized gain (loss)
     on investments                            (1.51)        (2.10)         6.07           (1.52)        (2.10)         6.07
                                            ----------    ----------     ------------   ----------     ----------   ------------
       Total income (loss) from
         investment operations                 (1.54)        (2.08)         6.08           (1.53)        (2.06)         6.09
                                            ----------    ----------     ------------   ----------     ----------   ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                       -         (0.02)        (0.01)              -         (0.03)        (0.01)
  Tax return of capital                            -         (0.00)****        -               -         (0.00)****        -
  From net realized gains                          -         (0.37)        (0.17)              -         (0.37)        (0.17)
                                            ----------    ----------     ------------   ----------     ----------   ------------
       Total distributions                         -         (0.39)        (0.18)              -         (0.40)        (0.18)
                                            ----------    ----------     ------------   ----------     ----------   ------------
NET ASSET VALUE, END OF PERIOD              $  11.89     $   13.43       $  15.90      $   11.92     $   13.45      $  15.91
                                            ==========    ==========     =========      ==========     ==========   ============
TOTAL RETURN@                                 (11.47)%    (13.44)%         60.71%**     (11.38)%      (13.32)%        60.91%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $ 44,759     $  35,864       $ 12,667      $ 156,565     $ 147,368      $ 92,254
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                     1.11%         1.13%         1.31%*          0.97%         0.99%         1.19%*
     After expense waiver#                     1.09%         1.10%           N/A           0.95%         0.97%           N/A
  Net investment income (loss) to average
    daily net assets                         (0.25)%         0.11%         0.14%*        (0.09)%         0.26%         0.19%*
  Portfolio turnover rate                       114%           97%            68%**         114%           97%           68%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS
     THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND FOR THE YEAR ENDED DECEMBER 31, 2001.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

   The accompanying notes are an integral part of the financial statements.

MASSMUTUAL EMERGING GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL EMERGING GROWTH FUND?

The objectives and policies of the Fund are to:
-    achieve capital appreciation
- invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2001?

The difficult environment for emerging growth stocks continued through the second half of the year. For the 12 months ending December 31, 2001, the Fund's Class S shares returned - 16.10%, compared with 2.49% for the Russell 2000 Index. Over the same period, the Russell 2000 Growth Index returned - 9.23%.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Our aggressive growth style was out of favor with investors for much of the year. Given that our investment universe is limited to the smallest and most speculative small-capitalization stocks, we were not surprised--though certainly not pleased--that the Fund underperformed the Russell indices to the degree that it did. Indeed, wide equity swings are the norm in our part of the market. What we hope to do is to stay fairly close to the Russell 2000 Growth Index in weak market environments and then to outperform it in more favorable environments, as we did in the fourth quarter. Over complete market cycles, our goal is to beat the Russell 2000 Growth Index.

The first half of the period saw the Fund post a negative return due to a weak economy and disappointing corporate earnings. The Federal Reserve Board responded to the situation by lowering short-term interest rates seven times by the end of August, and we began to see some indications in technology inventories and order patterns that the worst might be behind us. Of course, September 11 changed everything, and the Fund went on to post a third-quarter decline of 30.53%. The Russell 2000 Index, a blend of growth and value stocks, gave up 20.79%, while the Russell 2000 Growth Index lost 28.05%, its sharpest quarterly decline since the fourth quarter of 1987. Throughout the year, whenever market conditions deteriorated, investors sought out stocks in the value sector, thereby cushioning declines in the Russell 2000 Index.

In the fourth quarter, the markets reversed course and rallied strongly. The plunge after September 11 had brought the share prices of many fine companies down to attractive levels, and we were aggressive buyers, raising the Fund's technology allocation to more than 30%. Meanwhile, the Fed continued to aggressively reduce interest rates, implementing four cuts in the final four months of the year. Investors began to look ahead to the possibility of an economic recovery in 2002 and piled back into growth stocks. The Fund posted a gain of 30.36% in the fourth quarter, offsetting most but not all of the losses from the previous quarter. By comparison, the Russell 2000 Growth Index added 26.16% and the Russell 2000 Index rebounded 21.09%.

WHICH STOCKS PLAYED A SIGNIFICANT ROLE IN THE FUND'S FOURTH QUARTER PERFORMANCE?

Our technology exposure encompassed a broad range of industries that contributed significantly to performance for the quarter, including hardware, software, and networking. Power Integrations, which designs and manufactures integrated circuits for power management applications, was one holding worthy of mention. The company sells into a number of large end-markets and gained market share against its competitors even in a period of weak overall demand. We also favored the data storage industry because we believe that spending on storage will be a high priority once the economy begins to recover and information technology spending accelerates. McData, a maker of networking switching equipment for data storage applications, was a key holding for the Fund. Although the company experienced weak earnings in the past several quarters, revenue growth remained strong. Software stocks were somewhat disappointing for the period as a whole, but we continued to like Agile Software, Business Objects, NetIQ, and Embarcadero Technologies, all of which performed well in the fourth quarter.

Many of our holdings in health care reversed the pattern evident in technology, helping performance in the weak third quarter but detracting in the final quarter, as investors rotated funds back to the technology sector. Hospital stocks Province Healthcare and Lifepoint Hospitals fell into this category. Likewise, our investments in generic drug makers Barr Laboratories and Taro Pharmaceuticals treaded water in the fourth quarter after benefiting the Fund in the third quarter. We sold longstanding holding Cytyc for valuation reasons and because of our expectation that the company might be entering a period of slower growth.

WHAT IS YOUR OUTLOOK?

After two years of sharply declining share prices, we would not be surprised if the Fund's investors felt discouraged. However, the correction has brought the prices of many emerging growth stocks back to pre-1999 levels. Moreover, we continue to see many promising opportunities in the Internet, wireless communications, and biotechnology industries, to name a few. This combination of solid growth potential and attractive valuations looks more favorable to us than it has for quite a while.

MASSMUTUAL EMERGING GROWTH FUND
LARGEST STOCK HOLDINGS (12/31/01)

Sunrise Assisted Living, Inc.
Overture Services, Inc.
InterCept Group, Inc.
Microtune, Inc.
O2Micro International Limited
Hispanic Broadcasting Corp.
Agile Software Corp.
NetIQ Corp.
Silicon Laboratories, Inc.
Photon Dynamics, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Emerging Growth Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MASSMUTUAL EMERGING GROWTH FUND
TOTAL RETURN

                                          SINCE INCEPTION
                    ONE YEAR              AVERAGE ANNUAL
                1/1/01 - 12/31/01        5/1/00 - 12/31/01
Class S             -16.10%                   -25.24%

Class A             -16.53%                   -25.53%

Class Y             -16.10%                   -25.24%

Class L             -16.37%                   -25.39%
-------------------------------------------------------------
Russell 2000 Index    2.49%                   -0.75%

  GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

        CLASS S        CLASS A        CLASS Y        CLASS L      RUSSELL 2000 INDEX
5/1/00  $10,000        $10,000        $10,000        $10,000          $10,000
6/00    $10,760        $10,760        $10,760        $10,760          $10,238
12/00    $7,330         $7,320         $7,330         $7,330           $9,636
6/01     $6,790         $6,760         $6,790         $6,770          $10,297
12/01    $6,150         $6,110         $6,150         $6,130           $9,876


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL EMERGING GROWTH FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                                 NUMBER OF                  MARKET
                                                  SHARES                    VALUE
                                                 ---------                  ------
EQUITIES -- 98.3%
AIR TRANSPORTATION -- 1.9%
Atlantic Coast Airlines
   Holdings, Inc.*                                 25,850                $   602,046
Atlas Air Worldwide
   Holdings, Inc.*                                 28,100                    411,665
Forward Air Corp.*                                 24,650                    836,128
                                                                          ----------
                                                                           1,849,839
                                                                          ----------

APPAREL, TEXTILES & SHOES -- 4.7%
The Buckle, Inc.*                                  40,700                    907,610
Chico's FAS, Inc.*                                 15,450                    613,365
Coach, Inc.*                                       25,600                    997,888
Global Sports, Inc.*                               28,750                    573,562
Too, Inc.*                                         55,900                  1,537,250
                                                                          ----------
                                                                           4,629,675
                                                                          ----------

BANKING, SAVINGS & LOANS -- 0.8%
Financial Federal Corp.*                           26,400                    825,000
                                                                          ----------

BROADCASTING, PUBLISHING & PRINTING -- 4.5%
Alloy, Inc.*                                       37,500                    807,375
Cox Radio, Inc. Cl. A*                             37,000                    942,760
Entercom
   Communications Corp.*                           15,650                    782,500
Hispanic Broadcasting Corp.*                       67,950                  1,732,725
TiVo, Inc.*                                        28,400                    186,020
                                                                          ----------
                                                                           4,451,380
                                                                          ----------

COMMERCIAL SERVICES -- 7.1%
AMN Healthcare
   Services, Inc.*                                 12,350                    338,390
Coinstar, Inc.*                                    42,550                  1,063,750
Exact Sciences Corp.*                              92,750                    951,615
FreeMarkets, Inc.*                                 24,300                    582,471
Global Payments, Inc.                              10,300                    354,320
MIM Corp.*                                         18,200                    323,960
Overture Services, Inc.*                           80,250                  2,843,257
PDI, Inc.*                                          9,050                    201,996
Pharmaceutical Product
   Development, Inc.*                              10,800                    348,948
                                                                          ----------
                                                                           7,008,707
                                                                          ----------

COMMUNICATIONS -- 6.4%
Allegiance Telecom, Inc.*                          40,850                    338,646
Centillium
   Communications, Inc.*                           49,200                    386,712
Concord
   Communications, Inc.*                           12,500                    258,125
DMC Stratex
   Networks, Inc.*                                137,900                  1,072,862
McDATA Corp. Cl. B*                                41,600                  1,044,576
Metawave
   Communications Corp.*                          192,600                $   600,912
Metro One
   Telecommunications, Inc.*                       19,900                    601,975
Powerwave
   Technologies, Inc.*                             61,350                  1,060,128
Research In Motion Limited*                        36,850                    874,082
Universal Access Global
   Holdings, Inc.*                                 11,000                     51,590
                                                                          ----------
                                                                           6,289,608
                                                                          ----------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Tier Technologies, Inc. Cl. B*                      5,450                    117,502
Vastera, Inc.*                                     11,400                    189,354
                                                                          ----------
                                                                             306,856
                                                                          ----------

COMPUTER PROGRAMMING SERVICES -- 2.8%
Business Objects SA
   Sponsored ADR*                                  19,100                    645,580
Entrust, Inc.*                                     39,700                    404,543
Macromedia, Inc.*                                  18,100                    322,180
Numerical
   Technologies, Inc.*                             18,250                    642,400
Simplex Solutions, Inc.*                            9,700                    164,900
Stellent, Inc.*                                    19,300                    570,508
                                                                          ----------
                                                                           2,750,111
                                                                          ----------

COMPUTER RELATED SERVICES -- 0.6%
CNET Networks, Inc.*                               64,400                    577,668
                                                                          ----------

COMPUTERS & INFORMATION -- 1.1%
Emulex Corp.*                                       8,750                    345,712
Lantronix, Inc.*                                   44,400                    280,608
M-Systems Flash Disk
   Pioneers Limited*                               36,750                    429,607
                                                                          ----------
                                                                           1,055,927
                                                                          ----------

DATA PROCESSING & PREPARATION -- 2.1%
InterCept Group, Inc.*                             51,100                  2,089,990
                                                                          ----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 20.9%
Aeroflex, Inc.*                                    26,900                    509,217
Anaren Microwave, Inc.*                            36,700                    635,644
AXT, Inc.*                                         22,700                    327,561
Elantec Semiconductor, Inc.*                        7,900                    303,360
ESS Technology, Inc.*                              21,100                    448,586
Genesis Microchip, Inc.*                           11,550                    763,686
Integrated Circuit
   Systems, Inc.*                                  15,550                    351,274
Intersil Corp. Cl. A*                              14,000                    451,500
Ixia*                                              27,650                    355,302
Kopin Corp.*                                       51,950                    727,300
Marvell Technology Group
   Limited*                                        33,650                $ 1,205,343
Merix Corp.*                                       34,350                    592,537
Microsemi Corp.*                                   21,750                    645,975
Microtune, Inc.*                                   81,100                  1,902,606
Monolithic System
   Technology, Inc.*                               42,400                    873,440
Multilink Technology Corp.*                        34,800                    225,504
O2Micro International
   Limited*                                        72,400                  1,741,220
Photon Dynamics, Inc.*                             34,000                  1,552,100
Pixelworks, Inc.*                                  34,000                    546,040
PLX Technology, Inc.*                              76,100                    959,621
Power Integrations, Inc.*                          53,850                  1,229,934
Power-One, Inc.*                                   17,000                    176,970
Silicon Laboratories, Inc.*                        46,200                  1,557,402
Sipex Corp.*                                       42,150                    541,627
Sirenza Microdevices, Inc.*                        37,650                    229,289
Transmeta Corp.*                                   45,300                    103,737
Transwitch Corp.*                                  90,900                    409,050
Virage Logic Corp.*                                15,200                    292,296
Xicor, Inc.*                                       83,650                    928,515
                                                                          ----------
                                                                          20,586,636
                                                                          ----------

FINANCIAL SERVICES -- 3.0%
BlackRock, Inc.*                                    5,500                    229,350
Boston Private Financial
   Holdings, Inc.                                   8,500                    187,595
Instinet Group, Inc.*                              60,100                    604,005
Investment Technology
   Group, Inc.*                                    24,225                    946,471
Waddell & Reed
   Financial, Inc. Cl. A                           31,500                  1,014,300
                                                                          ----------
                                                                           2,981,721
                                                                          ----------

FOREST PRODUCTS & PAPER -- 1.3%
School Specialty, Inc.*                            54,250                  1,241,240
                                                                          ----------

HEALTHCARE -- 9.9%
Ameripath, Inc.*                                   29,550                    945,896
AmSurg Corp.*                                      15,650                    425,367
Covance, Inc.*                                     45,450                  1,031,715
Dianon Systems, Inc.*                              18,676                  1,135,501
Lifepoint Hospitals, Inc.*                         21,150                    719,946
Sunrise Assisted Living, Inc.*                    115,200                  3,353,472
Syncor International Corp.*                        10,900                    312,176
U.S. Physical Therapy, Inc.*                       31,200                    504,192
Unilab Corp.*                                      31,300                    785,630
United Surgical Partners
   International, Inc.*                            23,650                    500,198
                                                                          ----------
                                                                           9,714,093
                                                                          ----------


    The accompanying notes are an integral part of the financial statements.

                                                 NUMBER OF                  MARKET
                                                  SHARES                    VALUE
                                                 ---------                  ------
INFORMATION RETRIEVAL SERVICES -- 1.7%
Agile Software Corp.*                              97,650                $ 1,681,533
                                                                         -----------
INTERNET SOFTWARE -- 1.9%
Chordiant Software, Inc.*                          54,700                    432,677
MatrixOne, Inc.*                                   58,600                    761,214
WebEx
   Communications, Inc.*                            7,400                    183,890
webMethods, Inc.*                                  27,400                    459,224
                                                                         -----------
                                                                           1,837,005
                                                                         -----------

LODGING -- 1.3%
Four Seasons Hotels, Inc.                          27,950                  1,306,942
                                                                         -----------

MEDICAL SUPPLIES -- 4.8%
Cholestech Corp.*                                  38,150                    755,752
Cytyc Corp.*                                       26,450                    690,345
Endocare, Inc.*                                    42,400                    760,232
LTX Corp.*                                         25,550                    535,017
Med-Design Corp.*                                  23,300                    459,010
Thoratec
   Laboratories Corp.*                             90,150                  1,532,550
                                                                         -----------
                                                                           4,732,906
                                                                         -----------

PHARMACEUTICALS -- 5.8%
aaiPharma, Inc.*                                   14,200                    357,272
Abgenix, Inc.*                                     28,100                    945,284
Axcan Pharma, Inc.*                                31,800                    451,560
InterMune, Inc.*                                    7,050                    347,283
K-V Pharmaceutical
   Co. Cl. A*                                      10,250                    302,375
Medarex, Inc.*                                     37,750                    677,990
Medicis Pharmaceutical
   Corp. Cl. A*                                    11,100                    716,949
Protein Design Labs, Inc.*                         33,250                  1,094,923
Taro Pharmaceuticals
   Industries Limited*                             20,400                    814,980
                                                                         -----------
                                                                           5,708,616
                                                                         -----------

PREPACKAGED SOFTWARE -- 10.0%
Actuate Software Corp.*                           101,250                    533,588
J.D. Edwards & Co.*                                34,200                    562,590
Embarcadero
   Technologies, Inc.*                             45,250                  1,095,050
HPL Technologies, Inc.*                            41,650                    743,453
Informatica Corp.*                                 71,100                  1,031,661
Internet Security
   Systems, Inc.*                                  31,250                  1,001,875
Magma Design
   Automation, Inc.*                                7,550                    228,614
Mercator Software, Inc.*                           63,200                    528,352
NetIQ Corp.*                                       44,550                  1,570,833
Precise Software Solutions
   Limited*                                        37,900                    783,014
Quest Software, Inc.*                              51,650                  1,141,982
Seebeyond
   Technology Corp.*                               11,400                $   110,580
SonicWALL, Inc.*                                   27,300                    530,712
                                                                         -----------
                                                                           9,862,304
                                                                         -----------

RESTAURANTS -- 1.5%
CKE Restaurants, Inc.*                             44,150                    399,558
P.F. Chang's China
   Bistro, Inc.*                                   23,300                  1,102,090
                                                                         -----------
                                                                           1,501,648
                                                                         -----------

RETAIL -- 0.6%
99 Cents Only Stores*                              14,400                    548,640
                                                                         -----------

RETAIL - INTERNET -- 1.9%
Expedia, Inc. Cl. A*                               33,600                  1,364,496
Travelocity.com, Inc.*                             17,000                    488,070
                                                                         -----------
                                                                           1,852,566
                                                                         -----------

TELEPHONE UTILITIES -- 1.4%
Novatel Wireless, Inc.*                            34,200                     41,724
Triton PCS
   Holdings, Inc. Cl. A*                           15,100                    443,185
Ubiquitel, Inc.*                                   31,200                    232,440
West Corp.*                                        25,750                    642,205
                                                                         -----------
                                                                           1,359,554
                                                                         -----------

TOTAL EQUITIES
(COST $86,351,390)                                                        96,750,165
                                                                          ==========
                                               PRINCIPAL
                                                AMOUNT
                                                ------
SHORT-TERM INVESTMENTS -- 34.4%
CASH EQUIVALENTS -- 32.9%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                           $2,121,262                  2,121,262
Bayerische Hypo-und
   Vereinsbank
   Eurodollar Time Deposit
   1.810% 03/18/2002                              757,593                    757,593
BNP Paribas
   Eurodollar Time Deposit
   1.960% 01/02/2002                            3,030,374                  3,030,374
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                            2,818,248                  2,818,248
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                            1,666,706                  1,666,706
First Union II Bank Note
   1.680% 03/12/2002                            3,872,209                  3,872,209
Fleet National Bank Note
   1.950% 04/30/2002                            2,211,467                  2,211,467
GMAC Bank Note
   1.790% 03/08/2002                           $1,389,127               $  1,389,127
Goldman Sachs Bank Note
   1.680% 02/05/2002                            3,062,290                  3,062,290
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                            2,939,671                  2,939,671
Merrill Lynch Bank Note
   1.620% 04/05/2002                            1,363,665                  1,363,665
Merrill Lynch Bank Note
   1.640% 11/26/2002                              606,075                    606,075
Merrimac Money
   Market Fund                                  4,051,946                  4,051,946
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                              454,556                    454,556
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                            1,515,187                  1,515,187
US Bank
   1.590% 11/06/2002                              454,556                    454,556
                                                                         -----------
                                                                          32,314,932
                                                                         -----------

REPURCHASE AGREEMENT -- 1.5%
Investors Bank & Trust Company
   Repurchase Agreement,
   dated 12/31/2001, 1.40%,
   due 01/02/2002(a)                            1,499,026                  1,499,026
                                                                         -----------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                       33,813,958
                                                                         ===========

TOTAL INVESTMENTS -- 132.7%
(COST $120,165,348)***                                                   130,564,123

OTHER ASSETS/
(LIABILITIES) -- (32.7%)                                                 (32,193,830)
                                                                         ===========

NET ASSETS -- 100.0%                                                    $ 98,370,293
                                                                         ===========

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*   Non-income producing security.
**  Represents investment of security lending collateral. (Note 2).
*** Aggregate cost for Federal tax purposes. (Note 7).
(a) Maturity value of $1,499,143. Collateralized by U.S. Government Agency obligation with a rate of 6.500%, maturity date of 11/15/2030, and aggregate market value, including accrued interest, of $1,573,977.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                              DECEMBER 31, 2001
                                                                                                              -----------------
ASSETS:
        Investments, at value (cost $86,351,390) (Note 2)                                                        $ 96,750,165
        Short-term investments, at amortized cost (Note 2)                                                         33,813,958
                                                                                                                 ------------
            Total Investments (including securities on loan with market values of $31,130,708)                    130,564,123
        Receivables from:
            Investment adviser (Note 3)                                                                                 8,121
            Fund shares sold                                                                                          369,338
            Interest and dividends                                                                                      9,322
            Foreign taxes withheld                                                                                         97
                                                                                                                 ------------
                 Total assets                                                                                     130,951,001
                                                                                                                 ------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                      61,791
            Fund shares repurchased                                                                                   106,722
            Securities on loan (Note 2)                                                                            32,314,932
            Directors' fees and expenses (Note 3)                                                                       1,695
            Affiliates (Note 3):
                 Investment management fees                                                                            63,683
                 Administration fees                                                                                   14,974
                 Service fees                                                                                           7,016
        Accrued expenses and other liabilities                                                                          9,895
                                                                                                                 ------------
                 Total liabilities                                                                                 32,580,708
                                                                                                                 ------------
        NET ASSETS                                                                                               $ 98,370,293
                                                                                                                 ============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                          $141,616,696
        Accumulated net investment loss                                                                                (1,360)
        Accumulated net realized loss on investments                                                              (53,643,818)
        Net unrealized appreciation on investments                                                                 10,398,775
                                                                                                                 ------------
                                                                                                                 $ 98,370,293
                                                                                                                 ============
NET ASSETS:
        Class A                                                                                                  $ 12,760,119
                                                                                                                 ============
        Class L                                                                                                  $ 26,105,742
                                                                                                                 ============
        Class Y                                                                                                  $  3,309,149
                                                                                                                 ============
        Class S                                                                                                  $ 56,195,283
                                                                                                                 ============
SHARES OUTSTANDING:
        Class A                                                                                                     2,088,798
                                                                                                                 ============
        Class L                                                                                                     4,257,720
                                                                                                                 ============
        Class Y                                                                                                       538,161
                                                                                                                 ============
        Class S                                                                                                     9,130,423
                                                                                                                 ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                  $       6.11
                                                                                                                 ============
        Class L                                                                                                  $       6.13
                                                                                                                 ============
        Class Y                                                                                                  $       6.15
                                                                                                                 ============
        Class S                                                                                                  $       6.15
                                                                                                                 ============


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                  YEAR ENDED
                                                                                                               DECEMBER 31, 2001
                                                                                                               -----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $327)                                                              $     82,071
        Interest (including securities lending income of $79,514)                                                    306,072
                                                                                                                  ----------
                Total investment income                                                                              388,143
EXPENSES: (NOTE 2)
        Investment management fees (Note 3)                                                                          667,673
        Custody fees                                                                                                  41,403
        Shareholder reporting fees                                                                                     4,420
        Audit and legal fees                                                                                           4,094
        Directors' fees (Note 3)                                                                                       1,744
                                                                                                                  ----------
                                                                                                                     719,334
        Administration fees (Note 3):
            Class A                                                                                                   33,568
            Class L                                                                                                   65,506
            Class Y                                                                                                    5,699
            Class S                                                                                                   43,717
        Service fees (Note 3):
            Class A                                                                                                   25,096
                                                                                                                  ----------
                Total expenses                                                                                       892,920
        Expenses waived (Note 3)                                                                                     (19,404)
                                                                                                                  ----------
                Net expenses                                                                                         873,516
                NET INVESTMENT LOSS                                                                                 (485,373)
                                                                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                             (39,787,457)
        Net change in unrealized appreciation (depreciation) on investments                                       26,211,134
                                                                                                                  ----------
                NET REALIZED AND UNREALIZED LOSS                                                                 (13,576,323)
                                                                                                                  ----------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $(14,061,696)
                                                                                                                  ==========


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED           PERIOD ENDED
                                                                                        DECEMBER 31, 2001    DECEMBER 31, 2000*
                                                                                        -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                               $   (485,373)         $   (156,564)
        Net realized loss on investment transactions                                       (39,787,457)          (13,856,360)
        Net change in unrealized appreciation (depreciation) on investments                 26,211,134           (15,812,359)
                                                                                           -----------           -----------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            (14,061,696)          (29,825,283)
                                                                                           -----------           -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                              8,786,185             6,360,254
        Class L                                                                             15,283,550            16,433,175
        Class Y                                                                                559,128             4,690,371
        Class S                                                                              7,758,936            82,385,673
                                                                                           -----------           -----------
           INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                          32,387,799           109,869,473
                                                                                           -----------           -----------
        TOTAL INCREASE IN NET ASSETS                                                        18,326,103            80,044,190
                                                                                           -----------           -----------
NET ASSETS:
        Beginning of period                                                                 80,044,190                     -
                                                                                           -----------           -----------
        End of period (including accumulated net investment loss of $1,360
           and $908, respectively)                                                        $ 98,370,293          $ 80,044,190
                                                                                           ===========           ===========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              CLASS A                     CLASS L
                                                              -------                     -------
                                                    YEAR ENDED    PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                                     12/31/01       12/31/00+     12/31/01      12/31/00+
                                                     --------       ---------     --------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  7.31       $ 10.00       $  7.31       $ 10.00
                                                     -------       -------       -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                  (0.06)***     (0.05)***     (0.04)***     (0.03)***
  Net realized and unrealized loss on investments      (1.14)        (2.64)        (1.14)        (2.66)
                                                     -------       -------       -------       -------
       Total loss from investment operations           (1.20)        (2.69)        (1.18)        (2.69)
                                                     -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                       $  6.11       $  7.31       $  6.13       $  7.31
                                                     =======       =======       =======       =======
TOTAL RETURN@                                         (16.53)%      (26.80)%**    (16.37)%      (26.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $12,760       $ 5,197       $26,106       $12,753
  Ratio of expenses to average daily net assets:
     Before expense waiver                              1.44%         1.48%*        1.18%         1.23%*
     After expense waiver#                              1.41%          N/A          1.16%          N/A
  Net investment loss to average daily net assets      (0.96)%       (0.82)%*      (0.71)%       (0.54)%*
  Portfolio turnover rate                                139%          132%**        139%          132%**

                                                                   CLASS Y                          CLASS S
                                                                   -------                          -------
                                                        YEAR ENDED      PERIOD ENDED      YEAR ENDED     PERIOD ENDED
                                                         12/31/01         12/31/00+        12/31/01        12/31/00+
                                                         --------         ---------        --------        ---------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  7.32         $ 10.00          $  7.32          $ 10.00
                                                         -------         -------          -------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                      (0.03)***       (0.02)***        (0.03)***        (0.02)***
  Net realized and unrealized loss on investments          (1.14)          (2.66)           (1.14)           (2.66)
                                                         -------         -------          -------          -------
       Total loss from investment operations               (1.17)          (2.68)           (1.17)           (2.68)
                                                         -------         -------          -------          -------
NET ASSET VALUE, END OF PERIOD                           $  6.15         $  7.32          $  6.15          $  7.32
                                                         =======         =======          =======          =======
TOTAL RETURN@                                             (16.10)%        (26.70)%**       (16.10)%         (26.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                      $ 3,309         $ 3,222          $56,195          $58,872
  Ratio of expenses to average daily net assets:
     Before expense waiver                                  1.04%           1.06%*           0.94%            0.98%*
     After expense waiver#                                  1.01%             N/A            0.91%             N/A*
  Net investment loss to average daily net assets          (0.55)%         (0.35)%*         (0.45)%          (0.29)%*
  Portfolio turnover rate                                    139%            132%**           139%             132%**

*    ANNUALIZED

**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.

***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.

+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001.

@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL  INTERNATIONAL EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL INTERNATIONAL EQUITY FUND?
The objectives and policies of the Fund are to:
-    achieve a high total rate of return over the long term
-    invest in a diversified portfolio of foreign and domestic equity securities
- utilize dominant themes to guide investment decisions with respect to risks of investing in foreign securities (economic, political and social influences that are expected to dictate long-term growth trends)

HOW DID THE FUND PERFORM DURING 2001?
After pulling ahead of its benchmark in the first half of the period, the Fund fell behind in the second half. For the 12 months ending December 31, 2001, the Fund's Class S shares returned - 23.99%, trailing the - 21.44% return of the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE).

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
A weak environment for growth stocks was exacerbated by the September 11 terrorist attacks. Consequently, the Fund's absolute and relative performance both suffered significantly in the third quarter, as investors retreated to the perceived safety of companies offering relatively stable earnings growth and modest valuations. Another factor working against the Fund was the smaller average capitalization of its holdings compared with stocks in the Index. The flight to safety that occurred in the third quarter led investors to favor larger-cap stocks, such as those that dominate the movements of the capitalization-weighted MSCI EAFE Index.

The fourth quarter was a completely different story, as repeated cuts in short-term interest rates by the Federal Reserve Board led many investors in the United States and abroad to anticipate a recovery in the U.S. economy and a better environment for global stock markets. As a result, the Fund gained 16.8% in the fourth quarter, compared with 6.9% for the Index. Unfortunately, those gains were not enough to overtake the Index for the entire period under review.

In absolute terms, international stock markets posted weaker returns than the broader U.S. market in part because of less aggressive easing of monetary policy abroad. Persistent strength in the U.S. dollar was one factor preventing foreign central banks from lowering interest rates in step with the Federal Reserve Board.

HOW DID YOU RESPOND TO THE EVENTS OF SEPTEMBER 11?
In our view, September 11 did not fundamentally alter the long-term outlook for most of our holdings. Therefore, we did not change the basic positioning of the Fund; other than to add at the margin to holdings that we thought were unjustifiably depressed by the terrorist attacks. For example, we increased the Fund's exposure to Brazil-based regional jet manufacturer Embraer. The stock fell sharply along with the share prices of other jet manufacturers on the fear that a decrease in air travel would hurt business for all makers of commercial aircraft. However, we felt that the economics of flying regional jets compared favorably with operating the larger jets currently used on many routes. As airlines looked for ways to cut costs and eliminate unprofitable routes in the wake of September 11, we thought they would likely shift more resources to the regional jet market. We also bought more of some of our video game holdings--for example, Nintendo, a major holding for the Fund.

CAN YOU DESCRIBE THE FUND'S POSITIONING IN ASIA?
We had a slight underweighting in Japan compared with the index, and our exposure there was concentrated primarily in a few sub-themes within our larger New Technologies investment theme. In addition to Nintendo, we owned Sony, Sega, Capcom, Koei, and Konami in the video gaming area. Ushio and Hoya both manufacture semiconductor production equipment, while Hamamatsu Photonics is a world leader in laser technology. Toshiba is a diversified electronics conglomerate that we thought was attractive from a restructuring standpoint.

The Fund remained significantly underweighted in China and Southeast Asia, as it has been since its inception. We felt that there were relatively few high-quality companies in the region, and those that existed were too pricey for our valuation criteria. On the other hand, the Fund carried a significant overweighting in India, where a highly educated workforce and low labor costs created many opportunities we found attractive, especially in the information technology (IT) services industry.

WHICH HOLDINGS HELPED OR DETRACTED MOST FROM PERFORMANCE?
LG Home Shopping, based in South Korea, was one of the most positive contributors. The company is already one of the world's most successful Internet retailers and it recently gained access to a larger consumer base through broadening its cable-based Internet exposure. Dutch semiconductor capital equipment maker ASM International also did well, as the industry began to recover from a cyclical downturn and the company's technological leadership positioned it well for the next expansion phase. In the video game industry, Sega benefited from jettisoning its money-losing console business and refocusing on game software. Finally, we felt that the stock of hair care products company Wella, a restructuring story, was still attractively valued despite its advance during the period.

Detracting from performance was NIIT Limited, an Indian software and IT education company. A scandal with no direct connection to the company drove down share prices across the Indian IT industry, and we added to our position. Biocompatibles International, a British maker of the stents used in cardiovascular surgery, was hurt by a promising product introduction by competitor Johnson & Johnson. We continued to believe there was good value in the stock. Dutch holdings Computer Service Solutions and Magnus also hurt performance, victims of the overall poor climate for technology stocks. Both companies were positioned well in their respective markets, with relatively inexpensive stock prices, and we continued to hold them at the end of the period.

WHAT IS YOUR OUTLOOK?
We believe that the returns of the overall market as reflected in our benchmark could be facing a sustained period of fairly modest returns. However, there are many fine companies outside the benchmark that we feel could be attractive investments. We are committed to identifying these companies and believe that our efforts will be helped by our long-term horizon, strong emphasis on fundamentals, and the perspective provided by our investment themes of New Technologies, Mass Affluence, Restructuring, and Aging.

MASSMUTUAL INTERNATIONAL EQUITY FUND LARGEST COUNTRY WEIGHTINGS (12/31/01)

                                     % of Fund
  United Kingdom                        20.57%
  Japan                                 16.88%
  Netherlands                           15.37%
  France                                11.63%
  Germany                                7.13%
  Brazil                                 6.09%
  India                                  4.61%
  Australia                              2.29%
  Ireland                                1.81%
  Spain                                  1.63%

MASSMUTUAL INTERNATIONAL EQUITY FUND LARGEST STOCK HOLDINGS (12/31/01)
  Nintendo Co. Limited
  Boskalis Westminster
  Embraer -- Empresa Brasileira de Aeronautica SA, Preference
  UBISoft Entertainment SA
  Infogrames Entertainment SA
  Jenoptik AG
  Van der Moolen Holding NV
  Wolters Kluwer NV
  Sega Corp.
  PowderJect Pharmaceuticals PLC

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual International Equity Fund Class S and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND TOTAL RETURN

                                            FIVE YEAR         SINCE INCEPTION
                     ONE YEAR            AVERAGE ANNUAL      AVERAGE ANNUAL
                 1/1/01 - 12/31/01      1/1/97 - 12/31/01   10/3/94 - 12/31/01
Class S              -23.99%                 5.73%                6.02%
------------------------------------------------------------------------------
MSCI EAFE            -21.44%                 0.89%                2.78%


Hypothetical Investments in MassMutual International Equity Fund Class A, Class Y and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND TOTAL RETURN

                                                              SINCE INCEPTION
                                           ONE YEAR           AVERAGE ANNUAL
                                       1/1/01 - 12/31/01     1/1/98 - 12/31/01

Class A                                    -24.37%                2.85%
Class Y                                    -24.10%                3.27%
------------------------------------------------------------------------------
MSCI EAFE                                  -21.44%                0.67%


Hypothetical Investments in MassMutual International Equity Fund Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND TOTAL RETURN


                                                              SINCE INCEPTION
                                           ONE YEAR           AVERAGE ANNUAL
                                       1/1/01 - 12/31/01     5/3/99 - 12/31/01

Class L                                    -24.18%                0.78%
------------------------------------------------------------------------------
MSCI EAFE                                  -21.44%               -7.54%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                     Class S      MSCI EAFE
   10/3/1994         $10,000        $10,000
       12/94          $9,280         $9,897
       12/95          $9,756        $11,007
       12/96         $11,562        $11,672
       12/97         $13,388        $11,879
       12/98         $14,064        $14,254
       12/99         $22,077        $18,098
       12/00         $20,102        $15,534
       12/01         $15,280        $12,203



                     Class A        Class Y      MSCI EAFE
    1/1/1998         $10,000        $10,000        $10,000
       12/98         $10,440        $10,484        $11,999
       12/99         $16,312        $16,463        $15,235
       12/00         $14,795        $14,986        $13,076
       12/01         $11,190        $11,374        $10,272

                     Class L      MSCI EAFE
    5/3/1999         $10,000        $10,000
        6/99         $10,092         $9,855
       12/99         $14,817        $12,035
        6/00         $15,791        $11,546
       12/00         $13,465        $10,330
        6/01         $11,859         $8,820
       12/01         $10,209         $8,115


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE MSCI EAFE IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL INTERNATIONALEQUITY FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                   ---------         -----
EQUITIES -- 99.4%

AEROSPACE & DEFENSE -- 3.3%
Embraer - Empresa Brasileira de Aeronautica
  SA, Preference                                     5,297,000  $   30,262,291
                                                                --------------

AUTOS & HOUSING -- 1.6%
Aucnet, Inc.                                           269,080       2,679,310
Ducati Motor Holding SpA*                            2,862,500       4,613,205
Porsche AG, Preference                                  19,279       7,363,980
                                                                --------------
                                                                    14,656,495
                                                                --------------

BANKING  2.4%
Espirito Santo Financial Group ADR                     460,200       8,058,102
Unibanco-Uniao de Banco Brasileiros SA
  Sponsored GDR                                        622,500      13,881,750
                                                                --------------
                                                                    21,939,852
                                                                --------------

COMPUTER HARDWARE -- 0.1%
Imagineer Co. Limited                                  205,000         891,586
Redbus Interhouse PLC*                               1,624,900         257,709
                                                                --------------
                                                                     1,149,295
                                                                --------------

COMPUTER SOFTWARE/SERVICES -- 4.8%
Alten*                                                 311,890       4,276,542
Computer Service Solutions Holding NV                  798,770       4,765,062
Infosys Technologies Limited                           162,463      13,724,793
NIIT Limited                                         1,661,025       7,726,424
Oberthur Card Systems SA*                              695,299       5,540,699
Unit 4 Agresso NV*                                     997,485       8,570,491
                                                                --------------
                                                                    44,604,011
                                                                --------------

CONSUMER SERVICES -- 3.7%
BTG PLC*                                               993,100      10,869,082
Hays PLC                                             1,938,191       5,867,292
Prosegur, CIA de Seguridad SA                          729,924       9,839,521
Randstad Holdings NV                                   583,400       7,760,445
                                                                --------------
                                                                    34,336,340
                                                                --------------

DIVERSIFIED FINANCIAL  6.9%
3i Group PLC                                           589,196       7,370,371
Collins Stewart Holdings PLC                         1,918,000      10,886,760
ICICI Limited Sponsored ADR                          1,201,500       7,184,970
Julius Baer Holding AG, Cl. B                           36,600      12,344,759
Magnus Holding NV                                    1,414,991       1,826,753
Van der Moolen Holding NV                              846,750      24,314,003
                                                                --------------
                                                                    63,927,616
                                                                --------------

ELECTRIC UTILITIES -- 1.7%
Innogy Holdings PLC                                  2,489,800       6,957,497
Nordex AG*                                           1,467,300       8,884,091
                                                                --------------
                                                                    15,841,588
                                                                --------------

ELECTRICAL EQUIPMENT -- 6.0%
ASM International NV*                                  633,800      12,365,438
Halma PLC                                            8,035,500      18,009,966
Toshiba Corp.                                        3,325,000      11,416,387
Ushio, Inc.                                          1,153,000      13,029,131
                                                                --------------
                                                                    54,820,922
                                                                --------------

ELECTRONICS -- 3.1%
Electrocomponents PLC                                  679,700       5,302,272
Hamamatsu Photonics KK                                 572,000      13,093,252
Keyence Corp.                                           35,100       5,835,715
Sony Corp.                                              87,412       3,995,104
                                                                --------------
                                                                    28,226,343
                                                                --------------

ENTERTAINMENT & LEISURE -- 18.0%
Capcom Co. Limited                                     492,700      13,044,922
Eidos PLC*                                           2,524,700       6,613,957
Infogrames Entertainment SA*                         2,259,920      27,365,371
Koei Co. Limited                                       259,920       7,734,543
Konami Co. Limited                                     215,100       6,384,405
Nintendo Co. Limited                                   251,900      44,110,385
Sega Corp.*                                          1,129,400      22,534,579
UBI Soft Entertainment SA*                             846,457      28,262,268
Village Roadshow Limited, Cl. A Preference          11,894,036       9,869,671
                                                                --------------
                                                                   165,920,101
                                                                --------------

HEALTHCARE/DRUGS -- 11.5%
Elan Corp. PLC Sponsored ADR*                          368,780      16,617,227
NeuroSearch A/S*                                       304,195       4,662,883
NicOx SA*                                              304,990      13,273,561
Novogen Limited*                                     6,788,700      11,155,192
Oxford GlycoSciences PLC*                              448,363       4,241,559
Pliva d.d. GDR+                                      1,312,550      13,103,055
PowderJect Pharmaceuticals PLC*                      2,513,725      20,853,360
Shire Pharmaceuticals Group PLC*                       585,900       7,333,359
SkyePharma PLC*                                     16,234,200      14,471,166
                                                                --------------
                                                                   105,711,362
                                                                --------------

HEALTHCARE/SUPPLIES & SERVICES -- 3.2%
Biocompatibles International PLC*                    4,725,926       7,359,685
Cambridge Antibody Technology Group PLC*               212,400       5,959,965
Fresenius Medical Care AG, Preference                  184,503       8,213,797
Hoya Corp.                                             103,300       6,171,514
Ortivus AB, A Shares*                                  228,600         457,657
Ortivus AB, B Shares*                                  730,410       1,462,281
                                                                --------------
                                                                    29,624,899
                                                                --------------

INDUSTRIAL SERVICES -- 6.2%
Boskalis Westminster                                 1,402,602      37,590,014
ICTS International NV                                  328,100       2,303,262
Technip-Coflexip SA ADR*                              496,8541       6,694,294
                                                                --------------
                                                                    56,587,570
                                                                --------------

INSURANCE -- 2.0%
AXA SA                                                 472,450       9,872,788
Ceres, Inc.                                             27,000         135,000
Ceres, Inc. Preferred Stocks                            66,772         333,860
Ceres, Inc. Preferred Callable Stocks*                 900,000       4,500,000
Ockham Holdings PLC                                  3,050,916       1,987,062
SCOR SA                                                 53,320       1,681,073
                                                                --------------
                                                                    18,509,783
                                                                --------------

MANUFACTURING -- 5.8%
Aalberts Industries NV                                 425,024       8,344,369
FKI PLC                                              2,087,999       5,621,937
GSI Lumonics, Inc.*                                  1,236,800      10,475,696
Jenoptik AG                                          1,417,467      27,008,275
Sauer, Inc.                                            200,000       1,820,000
                                                                --------------
                                                                    53,270,277
                                                                --------------

MEDIA -- 7.3%
Grupo Televisa SA Sponsored GDR*                       265,200      11,451,336
Impresa Sociedade Gestora de Participacoes SA*         166,700         325,048
Reed International PLC                               2,403,761      19,941,120
Sogecable SA*                                          224,300       5,192,455
Wolters Kluwer NV                                    1,048,594      23,901,127
ZEE Telefilms Limited                                2,619,902       6,066,121
                                                                --------------
                                                                    66,877,207
                                                                --------------

                                                                     (CONTINUED)

    The accompanying notes are an integral part of the financial statements.

                                      189


                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                   ---------         -----
NON-DURABLE HOUSEHOLD GOODS -- 1.5%

Wella AG, Preference                                   278,900  $  14,079,988
                                                                --------------

OIL & GAS -- 0.9%
Expro International Group PLC                        1,389,350       7,951,806
                                                                --------------

REAL ESTATE -- 0.7%
Solidere GDR*+                                       1,499,100       6,273,584
                                                                --------------

RETAIL - GENERAL -- 3.1%
Boots Co. PLC                                        2,023,100      17,210,107
Bulgari SpA                                            559,800       4,346,287
Compagnie Financiere Richemont AG, A Units             109,000       2,025,329
LG Home Shopping, Inc.                                  85,000       5,086,409
                                                                --------------
                                                                    28,668,132
                                                                --------------

TELECOMMUNICATIONS -- 3.1%
Cable & Wireless PLC                                   625,990       3,011,075
Matsushita Communication Industrial Co. Limited         87,139       2,360,317
Pace Micro Technology PLC                              220,550       1,123,460
Tele Norte Leste Participacoes SA                  900,093,388      11,881,233
Toyo Communication Equipment Co. Limited               709,000       2,034,050
Videsh Sanchar Nigam Limited ADR                       802,005       7,699,248
                                                                --------------
                                                                    28,109,383
                                                                --------------

TRANSPORTATION -- 2.5%
Hyundai Heavy Industries Co. Limited                   480,680       9,258,618
Smit Internationale NV                                 436,931       9,686,848
Tsakos Energy Navigation Limited*                      334,194       4,284,868
                                                                --------------
                                                                    23,230,334
                                                                --------------

TOTAL EQUITIES
(COST $1,103,343,872)                                              914,579,179
                                                                --------------
                                                                --------------

WARRANTS -- 0.0%

INSURANCE -- 0.0%
Ceres, Inc. Warrants, Series C-1                        30,048         150,240
Ceres, Inc. Warrants, Series D                           2,700          13,500
                                                                --------------
                                                                       163,740
                                                                --------------

TOTAL WARRANTS
(COST $0)                                                              163,740
                                                                --------------
                                                                --------------


                                                   PRINCIPAL
                                                    AMOUNT
                                                   ---------

SHORT-TERM INVESTMENTS  24.5%

CASH EQUIVALENTS -- 23.6%**
Bank of Montreal Eurodollar Time Deposit
  1.500% 01/02/2002                                 14,204,625     14,204,625
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.810% 03/18/2002                                  5,073,080       5,073,080
BNP Paribas Eurodollar Time Deposit
  1.960% 01/02/2002                                 20,292,322      20,292,322
Credit Agricole Bank Eurodollar Time Deposit
  1.700% 01/07/2002                                 18,871,859      18,871,859
Den Danske Bank Eurodollar Time Deposit
  1.560% 01/02/2002                                 11,160,777      11,160,777
First Union II Bank Note
  1.680% 03/12/2002                                 13,205,961      13,205,961
Fleet National Bank Note
  1.950% 04/30/2002                                    890,509         890,509
GMAC Bank Note
  1.790% 03/08/2002                                  4,453,215       4,453,215
Goldman Sachs Bank Note
  1.680% 02/05/2002                                 10,264,376      10,264,376
Goldman Sachs MTN Bank Note
  2.010% 03/21/2002                                  2,264,432       2,264,432
Merrill Lynch Bank Note
  1.620% 04/05/2002                                 14,231,545      14,231,545
Merrill Lynch Bank Note
  1.640% 11/26/2002                                  4,058,464       4,058,464
Merrimac Money  Market Fund                         51,185,778      51,185,778
MetLife Insurance Co. Funding Agreement
  2.190% 08/01/2002                                 30,000,000      30,000,000
Morgan Stanley Dean Witter & Co.
  1.610% 05/09/2002                                  3,043,848       3,043,848
Toronto Dominion Eurodollar Time Deposit
  2.040% 01/22/2002                                 10,146,161      10,146,161
US Bank
  1.590% 11/06/2002                                  3,043,848       3,043,848
                                                                --------------
                                                                   216,390,800
                                                                --------------
REPURCHASE AGREEMENT  0.9%
Investors Bank & Trust Company
  Repurchase Agreement, dated 12/31/2001, 1.40%,
  due 01/02/2002(a)                                  8,359,467       8,359,467
                                                                --------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                224,750,267
                                                                --------------
                                                                --------------

TOTAL INVESTMENTS -- 123.9%
(COST $1,328,094,139)***                                         1,139,493,186

OTHER ASSETS/(LIABILITIES) -- (23.9%)                             (219,632,645)
                                                                --------------
                                                                --------------

NET ASSETS -- 100.0%                                            $  919,860,541
                                                                --------------
                                                                --------------

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
GDR - Global Depository Receipt.
*    Non-income producing security.
**   Represents investment of security lending collateral. (Note 2).
***  Aggregate cost for Federal tax purposes. (Note 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Maturity value of $8,360,117. Collateralized by U.S. Government Agency obligation with a rate of 5.660%, maturity date of 09/02/2006, and aggregate market value, including accrued interest of $8,777,441.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INTERNATIONAL EQUITY FUND - FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

                                                                                                              DECEMBER 31, 2001
                                                                                                              -----------------
ASSETS:

        Investments, at value (cost $1,103,343,872) (NOTE 2)                                                   $  914,742,919
        Short-term investments, at amortized cost (NOTE 2)                                                        224,750,267
                                                                                                               --------------
            Total Investments (including securities on loan with market values of $212,679,776)                 1,139,493,186
        Foreign currency, at value (cost $124,794)                                                                    128,031
        Receivables from:
            Investment adviser (NOTE 3)                                                                                 9,768
            Fund shares sold                                                                                        1,694,552
            Interest and dividends                                                                                  1,056,167
            Foreign taxes withheld                                                                                    226,927
                                                                                                               --------------
                 Total assets                                                                                   1,142,608,631
                                                                                                               --------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                                     841,120
            Open forward foreign currency contracts (NOTE 2)                                                              952
            Fund shares repurchased                                                                                 4,570,242
            Securities on loan (NOTE 2)                                                                           216,390,800
            Directors' fees and expenses (NOTE 3)                                                                      10,606
            Affiliates (NOTE 3):
                 Investment management fees                                                                           669,830
                 Administration fees                                                                                  113,833
                 Service fees                                                                                          23,899
        Accrued expenses and other liabilities                                                                        126,808
                                                                                                               --------------
                 Total liabilities                                                                                222,748,090
                                                                                                               --------------
        NET ASSETS                                                                                             $  919,860,541
                                                                                                               ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                        $1,216,232,884
        Accumulated net investment loss                                                                              (502,009)
        Distributions in excess of net realized gains on investments and
            foreign currency translations                                                                        (107,273,396)
        Net unrealized depreciation on investments, forward foreign currency
            contracts, foreign currency and other assets and liabilities                                         (188,596,938)
                                                                                                               --------------
                                                                                                               $  919,860,541
                                                                                                               ==============
NET ASSETS:
        Class A                                                                                                $   39,762,129
                                                                                                               ==============
        Class L                                                                                                $  106,986,617
                                                                                                               ==============
        Class Y                                                                                                $   51,999,002
                                                                                                               ==============
        Class S                                                                                                $  721,112,793
                                                                                                               ==============
SHARES OUTSTANDING:
        Class A                                                                                                     4,360,932
                                                                                                               ==============
        Class L                                                                                                    11,712,897
                                                                                                               ==============
        Class Y                                                                                                     5,662,201
                                                                                                               ==============
        Class S                                                                                                    78,324,222
                                                                                                               ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                $         9.12
                                                                                                               ==============
        Class L                                                                                                $         9.13
                                                                                                               ==============
        Class Y                                                                                                $         9.18
                                                                                                               ==============
        Class S                                                                                                $         9.21
                                                                                                               ==============


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                  YEAR ENDED
                                                                                                               DECEMBER 31, 2001
                                                                                                               -----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $1,613,433)                                                        $  16,394,066
        Interest (including securities lending income of $1,337,655)                                                2,726,759
                                                                                                                --------------
                Total investment income                                                                            19,120,825
                                                                                                                --------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                         8,586,715
        Custody fees                                                                                                  990,040
        Shareholder reporting fees                                                                                     61,559
        Audit and legal fees                                                                                           52,948
        Directors' fees (NOTE 3)                                                                                       21,207
                                                                                                                --------------
                                                                                                                    9,712,469
        Administration fees (NOTE 3):
            Class A                                                                                                   104,786
            Class L                                                                                                   271,513
            Class Y                                                                                                    63,855
            Class S                                                                                                   966,242
        Service fees (NOTE 3):
            Class A                                                                                                    88,741
                                                                                                                --------------
                Total expenses                                                                                     11,207,606
        Expenses waived (NOTE 3)                                                                                      (67,139)
                                                                                                                --------------
                 Net expenses                                                                                      11,140,467
                                                                                                                --------------
                 NET INVESTMENT INCOME                                                                              7,980,358
                                                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                                               (79,847,228)
            Foreign currency transactions                                                                          (2,811,355)
                                                                                                                --------------
                 Net realized loss                                                                                (82,658,583)
                                                                                                                --------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                          (202,392,289)
            Translation of assets and liabilities in foreign currencies                                               (29,624)
                                                                                                                --------------
                 Net unrealized loss                                                                             (202,421,913)
                                                                                                                --------------
                 NET REALIZED AND UNREALIZED LOSS                                                                (285,080,496)
                                                                                                                --------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $(277,100,138)
                                                                                                                ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED            YEAR ENDED
                                                                                       DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                       -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                           $    7,980,358        $    2,526,562
        Net realized gain (loss) on investment transactions and
           foreign currency transactions                                                   (82,658,583)          203,445,989
        Net change in unrealized appreciation (depreciation) on investments
           and translation of assets and liabilities in foreign currencies                (202,421,913)         (339,916,283)
                                                                                        --------------        --------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          (277,100,138)         (133,943,732)
                                                                                        --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                 (5,606)              (33,329)
        Class L                                                                               (235,664)              (90,359)
        Class Y                                                                               (189,004)              (56,387)
        Class S                                                                             (2,518,415)           (1,719,245)
                                                                                        --------------        --------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                  (2,948,689)           (1,899,320)
                                                                                        --------------        --------------
        From net realized gains:
        Class A                                                                                     --            (5,351,263)
        Class L                                                                                     --           (13,325,459)
        Class Y                                                                                     --            (5,664,528)
        Class S                                                                                     --          (213,688,308)
                                                                                        --------------        --------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                             --          (238,029,558)
                                                                                        --------------        --------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             23,019,102            33,528,538
        Class L                                                                             64,987,385            81,699,020
        Class Y                                                                             31,024,733            31,538,645
        Class S                                                                            (71,754,205)          274,662,750
                                                                                        --------------        --------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                         47,277,015           421,428,953
                                                                                        --------------        --------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (232,771,812)           47,556,343
NET ASSETS:
        Beginning of year                                                                1,152,632,353         1,105,076,010
                                                                                        --------------        --------------
        End of year (including accumulated net investment loss of
           $502,009 and $2,722,323, respectively)                                       $  919,860,541        $1,152,632,353
                                                                                        ==============        ==============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS A
                                                                                            -------
                                                               YEAR ENDED         YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                                12/31/01           12/31/00         12/31/99          12/31/98+
                                                               ----------         ----------       ----------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   12.06         $  16.91         $  11.37          $ 12.81
                                                                ---------         --------         --------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       0.04***         (0.13)***        (0.04)***         0.01***
  Net realized and unrealized gain (loss) on investments            (2.98)           (1.50)            6.39             0.53
                                                                ---------         --------         --------          -------
       Total income (loss) from investment operations               (2.94)           (1.63)            6.35             0.54
                                                                ---------         --------         --------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        (0.00)****       (0.02)           (0.00)****       (0.12)
  From net realized gains                                               -            (3.20)           (0.81)           (1.86)
                                                                ---------         --------         --------          -------
       Total distributions                                          (0.00)           (3.22)           (0.81)           (1.98)
                                                                ---------         --------         --------          -------
NET ASSET VALUE, END OF PERIOD                                  $    9.12         $  12.06         $  16.91          $ 11.37
                                                                =========         ========         ========          =======
TOTAL RETURN@                                                    (24.37)%          (9.30)%           56.25%            4.40%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                             $  39,762         $ 26,246         $    548          $   135
  Ratio of expenses to average daily net assets:
     Before expense waiver                                          1.51%            1.67%            1.55%            1.69%
     After expense waiver#                                          1.50%              N/A              N/A              N/A
  Net investment income (loss) to average daily net assets          0.42%           0.81)%          (0.28)%            0.10%
  Portfolio turnover rate                                             38%              69%              63%              80%

                                                                                    CLASS L
                                                                                    -------
                                                               YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                                12/31/01           12/31/00         12/31/99++
                                                               ----------         ----------      -------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $   12.07         $  16.89         $  12.00
                                                                ---------         --------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       0.07***         (0.06)***        (0.05)***
  Net realized and unrealized gain (loss) on investments            (2.99)           (1.54)            5.78
                                                                ---------         --------         --------
       Total income (loss) from investment operations               (2.92)           (1.60)            5.73
                                                                ---------         --------         --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        (0.02)           (0.02)           (0.03)
  From net realized gains                                               -            (3.20)           (0.81)
                                                                ---------         --------         --------
       Total distributions                                          (0.02)           (3.22)           (0.84)
                                                                ---------         --------         --------
NET ASSET VALUE, END OF PERIOD                                  $    9.13         $  12.07         $  16.89
                                                                =========         ========         ========
TOTAL RETURN@                                                    (24.18)%          (9.12)%           48.17%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                             $ 106,987         $ 67,113         $  7,335
  Ratio of expenses to average daily net assets:
     Before expense waiver                                          1.26%            1.37%            1.26%*
     After expense waiver#                                          1.25%              N/A              N/A
  Net investment income (loss) to average daily net assets          0.66%           0.37)%          (0.54)%*
  Portfolio turnover rate                                             38%              69%              63%**


*    ANNUALIZED
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
++ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS Y
                                                                                -------
                                                      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                       12/31/01        12/31/00       12/31/99        12/31/98+
                                                      ----------      ----------     ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   12.14     $    16.95     $    11.37        $  12.83
                                                      ---------     ----------     ----------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             0.08***        0.00***++     (0.01)***        0.06***
  Net realized and unrealized gain (loss) on
    investments                                           (3.01)         (1.58)          6.44            0.55
                                                      ---------     ----------     ----------        --------
       Total income (loss) from investment
         operations                                       (2.93)         (1.58)          6.43            0.61
                                                      ---------     ----------     ----------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.03)         (0.03)         (0.04)          (0.21)
  From net realized gains                                     -          (3.20)         (0.81)          (1.86)
                                                      ---------     ----------     ----------        --------
       Total distributions                                (0.03)         (3.23)         (0.85)          (2.07)
                                                      ---------     ----------     ----------        --------
NET ASSET VALUE, END OF PERIOD                        $    9.18     $    12.14     $    16.95        $  11.37
                                                      ---------     ----------     ----------        --------
                                                      ---------     ----------     ----------        --------
TOTAL RETURN@                                          (24.10)%        (8.97)%         57.04%           4.84%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $  51,999     $   31,651     $    9,335        $    503
  Ratio of expenses to average daily net assets:
     Before expense waiver                                1.11%           1.18%          1.11%          1.23%
     After expense waiver#                                1.10%            N/A            N/A             N/A
  Net investment income (loss) to average daily
    net assets                                            0.79%          0.02%        (0.09)%           0.43%
  Portfolio turnover rate                                   38%            69%            63%             80%

                                                                                     CLASS S (1)
                                                                                     -----------
                                                      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       12/31/01        12/31/00       12/31/99        12/31/98        12/31/97
                                                      ----------      ----------     ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   12.16     $    16.96     $    11.37        $  12.38        $  11.11
                                                      ---------     ----------     ----------        --------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.08***        0.04***        0.05***         0.10            0.06
  Net realized and unrealized gain (loss) on
    investments                                           (3.00)         (1.61)          6.38            0.51            1.69
                                                      ---------     ----------     ----------        --------        --------
       Total income (loss) from investment
         operations                                       (2.92)         (1.57)          6.43            0.61            1.75
                                                      ---------     ----------     ----------        --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.03)         (0.03)         (0.03)          (0.17)          (0.07)
  From net realized gains                                     -          (3.20)         (0.81)          (1.45)          (0.41)
                                                      ---------     ----------     ----------        --------        --------
       Total distributions                                (0.03)         (3.23)         (0.84)          (1.62)          (0.48)
                                                      ---------     ----------     ----------        --------        --------
NET ASSET VALUE, END OF PERIOD                        $    9.21     $    12.16     $    16.96        $  11.37        $  12.38
                                                      ---------     ----------     ----------        --------        --------
                                                      ---------     ----------     ----------        --------        --------
TOTAL RETURN@                                          (23.99)%        (8.95)%         56.98%           5.05%          15.79%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $ 721,113     $1,027,623     $1,087,858        $640,498        $546,790
  Ratio of expenses to average daily net assets:
     Before expense waiver                                1.08%          1.12%          1.06%           1.04%           1.07%
     After expense waiver                                 1.07%#           N/A            N/A             N/A           1.06%##
  Net investment income to average daily net
    assets                                                0.82%          0.22%          0.42%           0.73%           0.53%
  Portfolio turnover rate                                   38%            69%            63%             80%             83%

***  PER SHARE AMOUNTS CALCULATED ON THE AVERAGE SHARES METHOD.
++   NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
(1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001.
## COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.
+    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIA'S) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHANGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND - PORTFOLIO MANAGER REPORT


NOTE TO SHAREHOLDERS:

The MassMutual Overseas Fund is managed by two sub-advisers: American Century Investment Management, Inc. and Harris Associates L.P.


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL OVERSEAS
FUND?
The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
-  invest in a diversified portfolio of foreign and domestic equity securities
-  utilize a blend of growth and value styles in making investment decisions
- rely primarily on fundamental analysis while also considering the macroeconomic outlook for various regional economies


HOW DID THE FUND PERFORM DURING 2001?

From the Fund's inception on May 1, 2001, through December 31, 2001, its Class S shares returned - 15.70%, trailing the - 14.88% return of the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE).


WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Although the September 11 terrorist attacks directly affected the United States, they also stunned international markets and further weakened already faltering global economies. Across the world, growth slowed, job losses mounted, and consumer confidence waned during the third quarter. In response, central banks lowered interest rates and some countries cut taxes, both of which should bolster growth over the long term. In the short term, however, share prices were extremely weak, especially in cyclical sectors such as technology, consumer durables, and industrial equipment.

The Fund underperformed its benchmark in the third quarter. One limiting factor was a relatively light emphasis on Japanese stocks, which sustained smaller losses than the index did overall after September 11. Also detracting from relative performance was the Fund's generous weighting of small- and mid-cap stocks, which significantly underperformed larger-cap stocks immediately after the terrorist attacks. Looking at individual holdings, U.K.-based insurer Royal & Sun Alliance Insurance Group mirrored a generally weak insurance group, as investors were wary of large claims to be paid resulting from September 11. A number of cyclical holdings also detracted from performance, including industrial turbine maker Rolls-Royce and industrial kitchen equipment manufacturer Enodis, both based in the U.K.

On the positive side, the Fund had a relatively modest weighting in technology, which helped performance. A strong representation in consumer nondurable stocks was another factor that helped relative performance, as investors favored the shares of companies that offer products consumers tend to want regardless of economic conditions, such as food, cigarettes, and medicine. Against this backdrop, British American Tobacco and U.K.-based drug company GlaxoSmithKline performed well. Australian conglomerate Pacific Dunlop was another positive contributor.


WHAT TRANSPIRED DURING THE FOURTH QUARTER?

The world's stock markets recovered in the fourth quarter, buoyed by declining interest rates and indications that the September terrorist attacks had delayed but not completely derailed the chances for an economic recovery. Investors rotated funds from defensive market sectors to those more sensitive to the economy. In this environment, holdings such as South Korea-based Samsung Electronics and Taiwan Semiconductor made strong contributions to the Fund's performance. Other cyclical stocks aiding performance included Finnish paper machinery manufacturer Metso and advertising agency Cordiant, which rebounded as prospects for improving economic growth brightened the outlook for corporate advertising budgets.

Conversely, despite the fact that health care was one of the few sectors showing consistent earnings growth, many health care stocks struggled as investors searched for more aggressive growth opportunities. As a result, France's Aventis and GlaxoSmithKline were among the detractors during the fourth quarter. Consumer products companies that struggled included Japan's Shimano and U.K. firm Somerfield, a food retailer.

WHAT IS YOUR OUTLOOK?

Although many stocks have rebounded substantially from their lows in the third quarter, we believe that most of the Fund's holdings are still selling at a discount to their intrinsic value. While early efforts of the world's economies to recover from their current stagnant state could be unimpressive, we believe that eventually low interest rates and stimulative fiscal policies should take effect and growth should accelerate again. Currently the Fund is well balanced between companies known for their stable growth and those that are poised to benefit most from economic recovery.


      MASSMUTUAL OVERSEAS FUND
LARGEST COUNTRY WEIGHTINGS (12/31/01)

                      % OF FUND
United Kingdom        24.69%
Japan                  9.24%
France                 8.82%
Netherlands            8.06%
Switzerland            5.15%
Italy                  4.49%
Sweden                 4.25%
Finland                4.20%
Australia              3.48%
Germany                3.22%


    MASSMUTUAL OVERSEAS FUND
LARGEST STOCK HOLDINGS (12/31/01)

Diageo Capital PLC
Metso Oyj
Hunter Douglas NV
Pacific Dunlop Limited
Enodis PLC
Michael Page International PLC
Banca Popolare di Verona SCRL
Autoliv ASP, Inc.
Compagnie Generale des Etablissements
   Michelin Cl. B
Grupo Televisa SA Sponsored GDR



GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Overseas Fund Class S, Class A, Class Y, Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL OVERSEAS FUND
TOTAL RETURN

                            SINCE INCEPTION
                             AVERAGE ANNUAL
                            5/1/01 - 12/31/01
Class S                         -15.70%
Class A                         -15.90%
Class Y                         -15.70%
Class L                         -15.80%
---------------------------------------------
MSCI EAFE                       -14.88%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                      CLASS S            CLASS A             CLASS Y               CLASS L                  MSCI EAFE
5/1/2001              $10,000            $10,000             $10,000               $10,000                  $10,000
    6/01               $9,370             $9,360              $9,370                $9,370                   $9,253
    9/01               $7,760             $7,740              $7,750                $7,750                   $7,957
   12/01               $8,430             $8,410              $8,430                $8,420                   $8,512



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE MSCIEAFE IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL OVERSEAS FUND - PORTFOLIO OF INVESTMENTS


DECEMBER 31, 2001

                                     NUMBER OF                MARKET
                                       SHARES                 VALUE
                                      --------               -------
EQUITIES -- 96.4%

AEROSPACE & DEFENSE -- 2.7%
BAE Systems PLC                         74,833            $  337,085
Rolls-Royce PLC                        114,000               276,245
                                                          ----------
                                                             613,330
                                                          ----------

APPAREL, TEXTILES & SHOES -- 1.9%
Chargeurs SA                             3,600               240,240
Giordano International
   Limited                             310,000               137,144
Hennes & Mauritz AB                      2,600                53,786
                                                          ----------
                                                             431,170
                                                          ----------

AUTOS & HOUSING -- 4.3%
Autoliv ASP, Inc.                       19,600               392,386
Bayerische Motoren
   Werke AG                              1,761                61,385
Compagnie Generale
   des Etablissements
   Michelin Cl. B                       11,000               362,870
Honda Motor Co. Limited                  2,000                79,811
Hyundai Motor Co. Limited                2,200                45,055
Lafarge SA                                 566                52,864
                                                          ----------
                                                             994,371
                                                          ----------

BANKING -- 12.1%
Banca Popolare
   di Verona SCRL                       41,000               401,558
Banco Bilbao Vizcaya
   Argentaria SA                         7,000                86,633
Banco Latinoamericano
   de Exportaciones SA Cl. E             6,800               190,740
Bank of Ireland                         13,500               127,772
Barclays PLC                             5,714               189,193
BNP Paribas SA                           3,995               357,482
Credit Suisse Group*                     5,800               247,329
Danske Bank A/S                         10,900               174,913
Dexia                                    1,673                24,057
Kookmin Bank                             3,551               134,633
Lloyds TSB Group PLC                     7,200                78,173
Royal Bank of Scotland
   Group PLC                             3,995                97,216
Svenska
   Handelsbanken AB, Cl. A               7,300               107,172
Unibanco-Uniao de Banco
   Brasileiros SA
   Sponsored GDR                        10,000               223,000
UniCredito Italiano SpA                 12,000                48,187
United Overseas Bank
   Limited                              43,000               295,750
                                                          ----------
                                                           2,783,808
                                                          ----------

BEVERAGES -- 3.8%
Diageo Capital PLC                      47,275            $  540,112
Fomento Economico
   Mexicano SA de CV
   Sponsored ADR                         7,400               255,670
Heineken NV                              1,932                73,263
                                                          ----------
                                                             869,045
                                                          ----------

CHEMICALS -- 2.4%
Air Liquide SA                             447                62,645
Akzo Nobel, Inc.                         4,445               198,479
Givaudan SA Registered                   1,000               304,764
                                                          ----------
                                                             565,888
                                                          ----------

COMPUTER SOFTWARE/SERVICES -- 1.6%
Cap Gemini SA                              730                52,713
Meitec Corp.                            10,300               251,488
Misys PLC                                7,843                37,098
SAP AG                                     200                26,052
                                                          ----------
                                                             367,351
                                                          ----------

CONSUMER SERVICES -- 4.1%
Accor SA                                 2,477                90,048
Adecco SA                                  609                33,104
Amadeus Global Travel
   Distribution SA Cl. A                 5,024                28,986
Capita Group PLC                         4,900                34,962
Fairmont Hotels &
   Resorts, Inc.                           743                17,758
Mandarin Oriental
   International Limited               288,000               120,960
Michael Page
   International PLC                   188,000               424,109
Rentokil Initial PLC                    22,716                91,248
Securitas AB Cl. B                       3,900                73,987
Vivendi Environnement
   Warrants*                               700                   287
Yamato Transport Co.
   Limited                               2,000                37,693
                                                          ----------
                                                             953,142
                                                          ----------

DIVERSIFIED FINANCIAL -- 3.5%
Amvescap PLC                             4,600                66,346
Daiwa Securities Group, Inc.            53,000               278,626
Euronext*                                6,300               119,199
Fortis NV*                               1,600                41,456
HSBC Holdings PLC                        5,600                65,691
ING Groep NV                             1,800                45,900
Julius Baer Holding AG, Cl. B              118                39,800
Nomura Securities Co. Limited            3,000                38,456
UBS AG Registered*                       2,293               115,734
                                                          ----------
                                                             811,208
                                                          ----------

ELECTRIC UTILITIES -- 0.7%
E.ON AG                                  1,905            $   98,682
Korea Electric Power Corp.               3,500                57,822
                                                          ----------
                                                             156,504
                                                          ----------

ELECTRICAL EQUIPMENT -- 0.5%
Canon, Inc.                              3,000               103,235
LG Electronics, Inc.                     1,300                24,545
                                                          ----------
                                                             127,780
                                                          ----------

ELECTRONICS -- 2.8%
Celestica, Inc.*                           500                20,195
Infineon Technologies AG                 1,117                22,825
Koninklijke (Royal) Philips
   Electronics NV NY Shares              4,177               121,592
Murata Manufacturing Co.
   Limited                                 600                35,983
NEC Corp.                                4,000                40,806
Samsung Electronics Co.
   Limited                                 690               146,563
Sanyo Electric Co. Limited              11,000                51,953
Sharp Corp.                              6,000                70,181
Sony Corp.                               2,400               109,690
STMicroelectronics NV                      700                22,469
                                                          ----------
                                                             642,257
                                                          ----------

ENTERTAINMENT & LEISURE -- 2.7%
Nintendo Co. Limited                     2,000               350,221
Shimano, Inc.                           23,500               267,167
                                                          ----------
                                                             617,388
                                                          ----------

FOODS -- 3.4%
Carrefour Supermarche SA                   567                29,483
Compass Group PLC                       19,761               148,115
Nestle SA                                  770               164,175
Somerfield PLC*                        254,000               312,369
Tesco PLC                               16,895                61,226
Unilever NV                              1,076                63,087
                                                          ----------
                                                             778,455
                                                          ----------

HEALTHCARE/DRUGS -- 5.6%
Altana AG                                1,058                52,753
Aventis SA                               3,200               227,223
Biovail Corp.*                           1,582                88,987
GlaxoSmithKline PLC                      4,700               117,860
GlaxoSmithKline PLC ADR                  3,037               151,303
Novartis AG                              3,097               111,920
Novo-Nordisk A/S                         7,039               287,868
Sanofi-Synthelabo SA                     1,930               144,003
Shionogi & Co. Limited                   4,000                68,366
Takeda Chemical Industries
   Limited                               1,000                45,246
                                                          ----------
                                                           1,295,529
                                                          ----------


    The accompanying notes are an integral part of the financial statements.

                                     NUMBER OF                MARKET
                                       SHARES                 VALUE
                                      --------               -------
HEALTHCARE/SUPPLIES & SERVICES -- 2.7%

Gambro AB Cl. A                         52,000            $  324,698
Orbotech Limited*                        7,400               230,510
Smith & Nephew PLC                      11,100                67,043
                                                          ----------
                                                             622,251
                                                          ----------

HOUSEHOLD PRODUCTS -- 3.2%
Henkel KGaA                              2,200               112,240
Hunter Douglas NV                       16,900               453,375
Kao Corp.                                3,000                62,376
Reckitt Benckiser PLC                    6,962               101,325
                                                          ----------
                                                             729,316
                                                          ----------

INDUSTRIAL - DIVERSIFIED -- 1.6%
Siemens AG Registered                    1,100                72,819
Tyco International Limited               4,900               288,610
                                                          ----------
                                                             361,429
                                                          ----------

INDUSTRIAL SERVICES -- 2.9%
Aegis Group PLC                        209,000               282,881
Altran Technologies SA                   1,105                49,931
Autostrade Concessioni
   e Costruzioni SpA                    20,200               140,287
CRH PLC                                  2,936                51,629
Suez SA                                  2,300                69,627
Vinci SA                                 1,500                87,946
                                                          ----------
                                                             682,301
                                                          ----------

INSURANCE -- 2.5%
AFLAC, Inc.                              1,800                44,208
Alleanza Assicurazioni SpA               6,000                65,977
Allianz AG                                 573               135,709
Muenchener
   Rueckversicherungs AG                   378               102,634
Prudential PLC                           4,500                52,133
Riunione Adriatica
   di Sicurta SpA                        6,400                75,389
Royal & Sun Alliance
   Insurance Group PLC                   9,729                55,895
Swiss Reinsurance                          490                49,286
                                                          ----------
                                                             581,231
                                                          ----------

MANUFACTURING -- 7.7%
Bombardier, Inc. Cl. B                   5,700                58,917
Enodis PLC                             311,000               430,237
Kone OYJ Cl. B                           4,600               339,944
Metso OYJ                               44,000               462,282
Pacific Dunlop Limited                 850,000               448,120
Sandvik AB                               1,283                27,459
                                                          ----------
                                                           1,766,959
                                                          ----------

MEDIA -- 9.5%
British Sky Broadcasting
   Group PLC*                            5,600            $   61,616
Cordiant Communications
   Group PLC                           215,000               294,141
Granada PLC                             10,607                22,153
Grupo Televisa SA
   Sponsored GDR*                        8,300               358,394
Independent News &
   Media PLC                           160,000               284,096
John Fairfax Holdings
   Limited                             143,000               281,310
Mediaset SpA                             9,952                72,748
News Corporation Limited
   Sponsored ADR                         2,300                73,163
Pearson PLC                              2,955                34,019
Reed International PLC                  17,500               145,176
Tokyo Broadcasting
   System, Inc.                         11,000               167,023
Wolters Kluwer NV                       14,039               319,998
WPP Group PLC                            6,642                73,467
                                                          ----------
                                                           2,187,304
                                                          ----------

OIL & GAS -- 3.9%
BP PLC                                  21,800               169,425
Centrica PLC                            20,068                64,840
Ente Nazionale
   Idrocarburi SpA                      10,750               134,766
Repsol YPF SA                           17,460               254,642
Suncor Energy, Inc.                      2,500                82,067
Talisman Energy, Inc.                    1,303                49,385
TotalFinaElf SA                          1,000               142,815
                                                          ----------
                                                             897,940
                                                          ----------

REAL ESTATE -- 0.5%
Canary Wharf Group PLC*                  2,644                17,153
Cheung Kong Holdings                     5,000                51,937
Sun Hung Kai Properties
   Limited                               5,000                40,396
                                                          ----------
                                                             109,486
                                                          ----------

RETAIL - GENERAL -- 1.7%
Dixons Group PLC                        16,200                55,407
Great Universal Stores PLC               8,500                79,792
KarstadtQuelle AG                        1,426                56,373
Kingfisher PLC                           7,100                41,437
Marks & Spencer PLC                     13,300                69,878
Next PLC                                 6,689                87,130
                                                          ----------
                                                             390,017
                                                          ----------

RETAIL - GROCERY -- 1.3%
Koninklijke Ahold NV                    10,676            $  310,643
                                                          ----------

RETAIL - SPECIALTY -- 0.1%
The Swatch Group AG*                     1,500                29,724
                                                          ----------

TELECOMMUNICATIONS -- 5.9%
Alcatel SA                               1,220                20,856
BT Group PLC                            15,066                55,476
Cable & Wireless PLC                     8,283                39,842
China Telecom
   (Hong Kong) Limited*                 49,500               174,250
Koninklijke (Royal) KPN NV*              6,354                32,304
Nokia Corp. Sponsored ADR                5,800               142,274
NTT Mobile Communications
   Network, Inc.                             6                70,502
Panafon Hellenic
   Telecom SA                           29,700               153,377
SK Telecom Co. Limited ADR               2,100                45,402
Sonera OYJ                               4,388                22,230
Swisscom AG Registered                     248                68,710
Telecom Italia SpA                      17,900                95,625
Telefonica SA*                           4,400                58,882
Telefonos de Mexico SA de
   CV Cl. L Sponsored ADR                2,677                93,749
Vodafone AirTouch PLC                  108,597               284,101
                                                          ----------
                                                           1,357,580
                                                          ----------

TRANSPORTATION -- 0.8%
Canadian Pacific Railway
   Limited                               1,686                32,877
Exel PLC                                 6,578                75,153
TNT Post Group NV                        3,628                78,495
                                                          ----------
                                                             186,525
                                                          ----------

TOTAL EQUITIES
(COST $23,030,446)                                        22,219,932
                                                          ==========

WARRANTS -- 0.2%

MEDIA -- 0.2%
Vivendi Universal SA                       753                41,232
                                                          ----------

TOTAL WARRANTS
(COST $40,121)                                                41,232
                                                          ==========


    The accompanying notes are an integral part of the financial statements.

                                     PRINCIPAL                MARKET
                                      AMOUNT                  VALUE
                                     ---------               -------
SHORT-TERM INVESTMENTS -- 3.8%

REPURCHASE AGREEMENT
Investors Bank & Trust Company
   Repurchase Agreement, dated
   12/31/2001, 1.40%,
   due 01/02/2002(a)                  $870,433           $   870,433
                                                         -----------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                          870,433
                                                         ===========

TOTAL INVESTMENTS -- 100.4%
(COST $23,941,000)**                                      23,131,597

OTHER ASSETS/
(LIABILITIES)  (0.4%)                                        (92,239)
                                                         ===========

NET ASSETS -- 100.0%                                     $23,039,358
                                                         ===========

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
GDR - Global Depository Receipt.
*   Non-income producing security.
**  Aggregate cost for Federal tax purposes. (Note 7).
(a) Maturity value of $870,501. Collateralized by U.S. Government Agency obligation with a rate of 7.868%, maturity date of 02/01/2023, and aggregate market value, including accrued interest, of $926,576.












             The remainder of this page is intentionally left blank.












    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                              DECEMBER 31, 2001
                                                                                              -----------------
ASSETS:
      Investments, at value (cost $23,070,567) (NOTE 2)                                           $22,261,164
      Short-term investments, at amortized cost (NOTE 2)                                              870,433
         Total Investments                                                                         23,131,597
      Foreign currency, at value (cost $39,276)                                                        39,823
      Receivables from:
         Investments sold                                                                              78,591
         Open forward foreign currency contracts (NOTE 2)                                                 676
         Investment adviser (NOTE 3)                                                                   19,664
         Fund shares sold                                                                               2,611
         Interest and dividends                                                                        13,633
         Foreign taxes withheld                                                                        12,831
                                                                                                  -----------
            Total assets                                                                           23,299,426
                                                                                                  -----------
LIABILITIES:
      Payables for:
         Investments purchased                                                                        223,895
         Fund shares repurchased                                                                          879
         Directors' fees and expenses (NOTE 3)                                                            193
         Affiliates (NOTE 3):
            Investment management fees                                                                 19,163
            Administration fees                                                                         1,179
            Service fees                                                                                  681
      Accrued expenses and other liabilities                                                           14,078
                                                                                                  -----------
            Total liabilities                                                                         260,068
                                                                                                  -----------
      NET ASSETS                                                                                  $23,039,358
                                                                                                  ===========
NET ASSETS CONSIST OF:
      Paid-in capital                                                                             $26,668,061
      Accumulated net investment loss                                                                 (30,821)
      Accumulated net realized loss on investments and foreign currency translations               (2,789,899)
      Net unrealized depreciation on investments, forward foreign currency contracts,
         foreign currency and other assets and liabilities                                          (807,983)
                                                                                                  -----------
                                                                                                  $23,039,358
                                                                                                  ===========

NET ASSETS:
      Class A                                                                                     $ 1,159,232
                                                                                                  ===========
      Class L                                                                                     $   898,956
                                                                                                  ===========
      Class Y                                                                                     $    88,099
                                                                                                  ===========
      Class S                                                                                     $20,893,071
                                                                                                  ===========

SHARES OUTSTANDING:
      Class A                                                                                         137,870
                                                                                                  ===========
      Class L                                                                                         106,768
                                                                                                  ===========
      Class Y                                                                                          10,452
                                                                                                  ===========
      Class S                                                                                       2,477,168
                                                                                                  ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                                     $      8.41
                                                                                                  ===========
      Class L                                                                                     $      8.42
                                                                                                  ===========
      Class Y                                                                                     $      8.43
                                                                                                  ===========
      Class S                                                                                     $      8.43
                                                                                                  ===========


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                 PERIOD ENDED
                                                                                              DECEMBER 31, 2001*
                                                                                              ------------------
INVESTMENT INCOME: (NOTE 2)
            Dividends (net of withholding tax of $28,537)                                         $   227,192
            Interest                                                                                   35,928
                                                                                                  -----------
                          Total investment income                                                     263,120
                                                                                                  -----------

EXPENSES: (NOTE 2)
            Investment management fees (NOTE 3)                                                       150,737
            Custody fees                                                                              116,523
            Shareholder reporting fees                                                                  1,383
            Audit and legal fees                                                                        1,166
            Directors' fees (NOTE 3)                                                                      377
                                                                                                  -----------
                                                                                                      270,186
            Administration fees (NOTE 3):
                    Class A                                                                               759
                    Class L                                                                               399
                    Class Y                                                                                57
                    Class S                                                                             6,441
            Service fees (NOTE 3):
                    Class A                                                                               777
                                                                                                  -----------
                          Total expenses                                                              278,619
            Expenses waived (NOTE 3)                                                                  (32,266)
                                                                                                  -----------
                          Net expenses                                                                246,353
                                                                                                  -----------
                          NET INVESTMENT INCOME                                                        16,767
                                                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS):
            Net realized loss on:
                    Investment transactions                                                        (2,789,899)
                    Foreign currency transactions                                                    (221,672)
                                                                                                  -----------
                          Net realized loss                                                        (3,011,571)
                                                                                                  -----------
            Net change in unrealized appreciation (depreciation) on:
                    Investments                                                                      (809,403)
                    Translation of assets and liabilities in foreign currencies                         1,420
                                                                                                  -----------
                          Net unrealized loss                                                        (807,983)
                                                                                                  -----------
                          NET REALIZED AND UNREALIZED LOSS                                         (3,819,554)
                                                                                                  -----------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $(3,802,787)
                                                                                                  ===========

* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 PERIOD ENDED
                                                                                              DECEMBER 31, 2001*
                                                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
            Net investment income                                                                 $    16,767
            Net realized loss on investment transactions and foreign currency transactions         (3,011,571)
            Net change in unrealized appreciation (depreciation) on investments and
                 translation of assets and liabilities in foreign currencies                         (807,983)
                                                                                                  -----------
                    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           (3,802,787)
                                                                                                  -----------

NET FUND SHARE TRANSACTIONS (NOTE 5):
            Class A                                                                                 1,091,485
            Class L                                                                                   882,901
            Class Y                                                                                   103,000
            Class S                                                                                24,764,759
                                                                                                  -----------
                    INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        26,842,145
                                                                                                  -----------
            TOTAL INCREASE IN NET ASSETS                                                           23,039,358

NET ASSETS:
            Beginning of period                                                                             -
                                                                                                  -----------
            End of period (including accumulated net investment loss of $30,821)                  $23,039,358
                                                                                                  ===========

* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.





    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CLASS A           CLASS L             CLASS Y            CLASS S
                                                            -------           -------             -------            -------
                                                          PERIOD ENDED      PERIOD ENDED        PERIOD ENDED       PERIOD ENDED
                                                            12/31/01+         12/31/01+           12/31/01+         12/31/01+
                                                          ------------      ------------        ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   10.00         $   10.00           $   10.00         $   10.00
                                                            ---------         ---------           ---------         ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                (0.05)***         (0.03)***            0.00 ##***        0.01 ***
    Net realized and unrealized loss on investments             (1.54)            (1.55)              (1.57)            (1.58)
                                                            ---------         ---------           ---------         ---------
           Total loss from investment operations                (1.59)            (1.58)              (1.57)            (1.57)
                                                            ---------         ---------           ---------         ---------
NET ASSET VALUE, END OF PERIOD                              $    8.41         $    8.42           $    8.43         $    8.43
                                                            =========         =========           =========         =========
TOTAL RETURN@                                                (15.90)% **       (15.80)% **         (15.70)%  **      (15.70)% **

RATIOS / SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                       $   1,159         $     899           $      88         $  20,893
    Ratio of expenses to average daily net assets:
        Before expense waiver                                   1.95% *           1.78% *             1.90% *           1.85% *
        After expense waiver#                                   1.73% *           1.56% *             1.69% *           1.63% *
    Net investment income (loss) to average daily
      net assets                                              (0.91)% *         (0.59)% *             0.08% *           0.14% *
    Portfolio turnover rate                                      111% **           111% **             111% **           111% **

*   ANNUALIZED
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARE METHOD.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001.
##  NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.   THE FUND

MassMutual Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Prime Fund ("Prime Fund"), MassMutual Short-Duration Bond Fund ("Short-Duration Bond Fund") formerly known as MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund ("Core Bond Fund"), MassMutual Diversified Bond Fund ("Diversified Bond Fund"), MassMutual Balanced Fund ("Balanced Fund"), MassMutual Core Value Equity Fund ("Core Value Equity Fund") formerly known as MassMutual Core Equity Fund, MassMutual Fundamental Value Fund ("Fundamental Value Fund"), MassMutual Value Equity Fund ("Value Equity Fund"), MassMutual Large Cap Value Fund ("Large Cap Value Fund"), MassMutual Indexed Equity Fund ("Indexed Equity Fund"), MassMutual Blue Chip Growth Fund ("Blue Chip Growth Fund"), MassMutual Large Cap Growth Fund ("Large Cap Growth Fund"), MassMutual Growth Equity Fund ("Growth Equity Fund"), MassMutual Aggressive Growth Fund ("Aggressive Growth Fund"), MassMutual OTC 100 Fund ("OTC 100 Fund"), MassMutual Focused Value Fund ("Focused Value Fund"), MassMutual Small Company Value Fund ("Small Company Value Fund"), MassMutual Small Cap Value Equity Fund ("Small Cap Value Equity Fund"), MassMutual Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund"), MassMutual Mid Cap Growth Equity II Fund ("Mid Cap Growth Equity II Fund"), MassMutual Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), MassMutual Small Company Growth Fund ("Small Company Growth Fund"), MassMutual Emerging Growth Fund ("Emerging Growth Fund"), MassMutual International Equity Fund ("International Equity Fund") and MassMutual Overseas Fund ("Overseas Fund").

The Value Equity Fund and the Overseas Fund commenced operations May 1, 2001. The Blue Chip Growth Fund commenced operations June 1, 2001. Additionally, the Fundamental Value Fund, the Large Cap Growth Fund, the Small Company Value Fund and the Small Company Growth Fund commenced operations on December 31, 2001. The Fundamental Value Fund, the Large Cap Growth Fund, the Small Company Value Fund and the Small Company Growth Fund are not included in this report and are described separately.

During the reporting period, each Fund had four classes of shares: Class A, Class L, Class Y, and Class S. Additionally, the Indexed Equity Fund commenced a Class Z share class on May 1, 2001. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain prior year amounts have been reclassified for consistent financial presentation.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Effective January 1, 2001, each Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. As required, the Funds began amortizing premiums and discounts on debt securities using the daily effective yield method. Prior to this date, discount was computed on a straight line basis and was recognized upon disposition. Acquisition premium was computed using the daily effective yield method and was recognized daily. Market premium was not amortized. The cumulative effect of this accounting change had no impact on total net assets of each Fund, but resulted in the following reclassification of the components of net assets as of December 31, 2000, based on securities held by the Fund as of that date:

-----------------------------------------------------------------------------------------------------
                                                                                       ACCUMULATED
                                                                 NET UNREALIZED       UNDISTRIBUTED
                                                                  APPRECIATION       NET INVESTMENT
                                                                 (DEPRECIATION)          INCOME
                                                                 --------------          ------
Short-Duration Bond Fund                                          $  (5,779)            $  5,779
Core Bond Fund                                                      898,000             (898,000)
Diversified Bond Fund                                               135,233             (135,233)
Balanced Fund                                                        83,025              (83,025)
Aggressive Growth Fund                                                 (246)                 246
-----------------------------------------------------------------------------------------------------

The effect of this change for the year ended December 31, 2001, was as follows:

-----------------------------------------------------------------------------------------------------
                                                 NET               UNREALIZED              NET
                                             INVESTMENT           APPRECIATION          REALIZED
                                               INCOME            (DEPRECIATION)        GAIN (LOSS)
                                               ------            --------------        -----------
Short-Duration Bond Fund                      $(543,933)           $ 557,177           $ (13,244)
Core Bond Fund                                 (962,238)             156,232             806,006
Diversified Bond Fund                           (23,417)            (135,357)            158,774
Balanced Fund                                   (24,524)               4,158              20,366
Aggressive Growth Fund                           22,994               (2,604)            (20,390)
-----------------------------------------------------------------------------------------------------

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

SECURITIES LENDING

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

At December 31, 2001, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

--------------------------------------------------------------------------------------------------
                                                             SECURITIES ON LOAN      COLLATERAL
                                                             ------------------      ----------
Core Bond Fund                                                 $ 51,671,989         $ 53,203,480
Balanced Fund                                                    19,678,709           20,402,553
Core Value Equity Fund                                           69,524,061           71,625,838
Value Equity Fund                                                 3,310,805            3,436,650
Large Cap Value Fund                                             32,810,679           34,113,030
Indexed Equity Fund                                              46,345,582           48,363,614
Blue Chip Growth Fund                                            30,009,053           31,082,521
Growth Equity Fund                                               55,617,530           57,418,215
Aggressive Growth Fund                                           19,819,051           20,477,308
OTC 100 Fund                                                      4,587,770            4,770,886
Focused Value Fund                                               37,435,727           39,585,514
Small Cap Value Equity Fund                                      49,435,229           51,205,090
Mid Cap Growth Equity Fund                                       46,761,020           48,374,162
Mid Cap Growth Equity II Fund                                    60,628,758           62,499,105
Small Cap Growth Equity Fund                                     43,508,768           45,282,944
Emerging Growth Fund                                             31,130,708           32,314,932
International Equity Fund                                       212,679,776          216,390,800
--------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2001, the following amounts were reclassified due to differences between book and tax accounting:

---------------------------------------------------------------------------------------------------
                                                                   ACCUMULATED
                                                                  NET REALIZED        UNDISTRIBUTED
                                                 PAID-IN         GAIN (LOSS) ON      NET INVESTMENT
                                                 CAPITAL           INVESTMENTS        INCOME (LOSS)
                                                 -------           -----------        -------------
Prime Fund                                      $       (2)       $         2           $        -
Short-Duration Bond Fund                           (37,405)          (579,502)             616,907
Core Bond Fund                                    (469,793)        (2,949,741)           3,419,534
Diversified Bond Fund                                    1           (198,547)             198,546
Balanced Fund                                     (123,678)           (51,435)             175,113
Core Value Equity Fund                                   3            (40,020)              40,017
Value Equity Fund                                   (1,455)               (58)               1,513
Large Cap Value Fund                               (41,866)            15,226               26,640
Indexed Equity Fund                                 (9,666)             9,665                    1
Blue Chip Growth Fund                             (294,581)              (250)             294,831
Growth Equity Fund                                (184,148)            39,725              144,423
Aggressive Growth Fund                             (32,317)            30,316                2,001
OTC 100 Fund                                      (194,750)                 -              194,750
Focused Value Fund                                       -            (19,056)              19,056
Small Cap Value Equity Fund                        (23,970)            17,189                6,781
Mid Cap Growth Equity Fund                        (962,510)                (9)             962,519
Mid Cap Growth Equity II Fund                   (1,060,272)                 -            1,060,272
Small Cap Growth Equity Fund                      (528,047)                 1              528,046
Emerging Growth Fund                              (484,920)                (1)             484,921
International Equity Fund                               (2)         2,811,357           (2,811,355)
Overseas Fund                                     (174,084)           221,672              (47,588)
---------------------------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. The Aggressive Growth Fund, the International Equity Fund and the Overseas Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of the obligations for the International Equity Fund and the Overseas Fund under these financial instruments at December 31, 2001 is as follows:

----------------------------------------------------------------------------------------------------
                                                     IN EXCHANGE                       UNREALIZED
 SETTLEMENT       CONTRACTS TO        UNITS OF        FOR U.S.       CONTRACTS AT     APPRECIATION
    DATE         DELIVER/RECEIVE      CURRENCY         DOLLARS           VALUE       (DEPRECIATION)
    ----         ---------------      --------         -------           -----       --------------
INTERNATIONAL EQUITY FUND
BUYS
01/02/02          British Pound         191,276        $277,752        $278,389           $  637
01/03/02          British Pound         126,655         184,334         184,334                0
                                                                                          ------
                                                                                          $  637
                                                                                          ------

SELLS
01/03/02              Euro              139,367         122,503         124,092           (1,589)
                                                                                          ------

OVERSEAS FUND
BUYS
01/02/02         Canadian Dollar         14,939           9,376           9,359              (17)
01/03/02         Canadian Dollar         15,990          10,022          10,017               (5)
01/04/02           Swiss Franc           55,047          32,741          33,155              414
01/03/02              Euro               38,442          33,921          34,229              308
01/04/02              Euro               13,365          11,818          11,900               82
01/02/02          British Pound          11,672         $16,884         $16,988              104
                                                                                          ------
                                                                                          $  886
                                                                                          ------

SELLS
01/02/02              Euro                5,816           5,141           5,179              (38)
01/04/02              Euro                8,536           7,542           7,600              (58)
01/03/02          British Pound          11,599          16,793          16,881              (88)
01/04/02          Japanese Yen        4,368,300          33,304          33,330              (26)
                                                                                          ------
                                                                                          $ (210)
                                                                                          ------

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open obligations for the Core Bond Fund and the Diversified Bond Fund under these forward commitments at December 31, 2001, is as follows:

-----------------------------------------------------------------------------------------------------
        FORWARD           EXPIRATION       AGGREGATE                                   UNREALIZED
      COMMITMENT              OF          FACE VALUE                      MARKET      APPRECIATION
   CONTRACTS TO BUY        CONTRACTS     OF CONTRACTS       COST           VALUE     (DEPRECIATION)
   ----------------        ---------     ------------       ----           -----     --------------
CORE BOND FUND
FHLMC
6.0% 01/01/2017           January-02     $10,000,000     $10,040,625    $10,040,600        $  (25)
6.5% 01/24/2015           January-02      15,000,000      15,291,992     15,304,650        12,658
6.5% 01/01/2032           January-02      14,550,000      14,677,313     14,568,188      (109,125)
FNMA
5.5% 01/17/2017           January-02       8,000,000       7,857,500      7,865,040         7,540
6.0% 01/17/2017           January-02      15,500,000      15,509,688     15,538,750        29,062
6.5% 01/01/2017           January-02       6,500,000       6,621,875      6,625,970         4,095
6.5% 01/01/2031           January-02      32,450,000      32,661,063     32,450,000      (211,063)
GNMA
6.5% 01/01/2032           January-02      10,285,000      10,355,709     10,320,380       (35,329)
7.0% 01/01/2032           January-02      25,000,000      25,539,063     25,531,250        (7,813)
                                                                                        ---------
                                                                                        $(310,000)
                                                                                        ---------

DIVERSIFIED BOND FUND
FHLMC
6.0% 01/01/2017           January-02       1,000,000       1,009,063      1,004,060      $ (5,003)

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Balanced Fund, the Value Equity Fund, the Indexed Equity Fund and the OTC 100 Fund at December 31, 2001, is as follows:

----------------------------------------------------------------------------------------------------
                                                                      NOTIONAL       NET UNREALIZED
      NUMBER OF                                                       CONTRACT        APPRECIATION/
      CONTRACTS                 TYPE             EXPIRATION DATE        VALUE        (DEPRECIATION)
      ---------                 ----             ---------------        -----        --------------
BALANCED FUND
BUYS
20                          S&P 500 Index           03/15/02          $5,746,000        $ 68,588

VALUE EQUITY FUND
BUYS
32                      S&P Barra Value Index       03/15/02           4,416,800          72,660

INDEXED EQUITY FUND
BUYS
56                          S&P 500 Index           03/15/02          16,088,800         (75,665)

OTC 100 FUND
BUYS
6                         NASDAQ 100 Index          03/15/02             950,100         (28,542)

ALLOCATION OF OPERATING ACTIVITY

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures.

Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.


3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEES

Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") with respect to each Fund, MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Prime Fund                            0.35%

Short-Duration Bond Fund              0.40%

Core Bond Fund                        0.48%

Diversified Bond Fund                 0.50%

Balanced Fund                         0.48%

Core Value Equity Fund                0.50%

Value Equity Fund                     0.70%

Large Cap Value Fund                  0.65%

Indexed Equity Fund                   0.10%

Blue Chip Growth Fund                 0.70%

Growth Equity Fund                    0.68%

Aggressive Growth Fund                0.73%

OTC 100 Fund                          0.15%

Focused Value Fund                    0.69%

Small Cap Value Equity Fund           0.58%

Mid Cap Growth Equity Fund            0.70%

Mid Cap Growth Equity II Fund         0.75%

Small Cap Growth Equity Fund          0.82%

Emerging Growth Fund                  0.79%

International Equity Fund             0.85%

Overseas Fund                         1.00%

David L. Babson & Company, Inc. ("DLB") receives a sub-advisory fee equal to an annual rate of 0.05% of the average daily net assets of the Prime Fund, 0.08% of the average daily net assets of the Short-Duration Bond Fund, 0.10% of the average daily net assets of the Core Bond Fund, 0.10% of the average daily net assets of the Diversified Bond Fund and 0.09% of the average daily net assets of the Prime and Core Bond Segments of the Balanced Fund.

DLB continues to provide sub-advisory services for investment and reinvestment of the assets of the Core Equity sector of the Balanced Fund, a portion of the assets of the Core Value Equity Fund and the assets of the Small Cap Value Equity Fund. DLB receives a fee equal to an annual rate of 0.13% of the average daily net assets under management of the Core Value Equity Fund and the Core Equity sector of the Balanced Fund and 0.25% of the average daily net assets of the Small Cap Value Equity Fund.

MassMutual has entered into an investment sub-advisory agreement with its subsidiary OppenheimerFunds, Inc. ("OFI"). This agreement provides that OFI manage the investment and reinvestment of the assets of the International Equity Fund. OFI receives a fee equal to an annual rate of 0.50% of the average net assets of the International Equity Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Alliance Capital Management, LP ("Alliance Capital"), Davis Selected Advisers, L.P. ("Davis"), Deutche Asset Management, Inc. ("DAMI"), Massachusetts Financial Services Company ("MFS"), Janus Capital Corporation ("Janus"), Harris Associates, L.P. ("Harris Associates"), Morgan Stanley Investments, LP ("Morgan Stanley") (formerly known as Miller Anderson & Sherrerd, LLP), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Waddell & Reed Investment Management Company ("Waddell & Reed"), RS Investment Management L.P. ("RS"), Fidelity Management and Research Company ("FMR"), American Century Investment Management, Inc. ("American Century") and Wellington Management Company, LLP ("Wellington Management"). MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objective, policies and investment strategies.

The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage a portion of the investment and reinvestment of the assets of the Core Value Equity Fund. Alliance Capital receives a fee equal to an annual rate of 0.23% of the first $300,000,000 and 0.20% of aggregate net assets under management in excess of $300,000,000.

The sub-advisory agreement with Davis provides that Davis manage the investment and reinvestment of the assets of the Large Cap Value Fund. Davis receives a fee equal to an annual rate of 0.45% of the first $100,000,000, 0.40% on the next $400,000,000 and 0.35% of aggregate net assets under management in excess of $500,000,000.

The sub-advisory agreement with DAMI provides that DAMI manage the investment and reinvestment of the assets of the Indexed Equity Fund and OTC 100 Fund. DAMI receives a fee equal to an annual rate of 0.01% of the first $1,000,000,000 and 0.0075% of aggregate net assets under management in excess of $1,000,000,000 for the Indexed Equity Fund. For the OTC 100 Fund, DAMI receives a fee equal to an annual rate of 0.05% of the first $200,000,000, 0.04% on the next $200,000,000 and 0.02% of aggregate net assets under management in excess of $400,000,000. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as the sub-adviser to these Funds.

The sub-advisory agreement with MFS provides that MFS manage the investment and reinvestment of the assets of the Growth Equity Fund. MFS receives a fee equal to an annual rate of 0.40% of the first

$300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000,
0.32% of the next $600,000,000 and 0.25% of aggregate net assets under management in excess of $1,500,000,000.

The sub-advisory agreement with Janus provides that Janus manage the investment and reinvestment of the assets of the Aggressive Growth Fund. Janus receives a fee equal to an annual rate of 0.55% of the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% of net assets in excess of $500,000,000.

The sub-advisory agreement with Harris Associates provides that Harris Associates manage the investment and reinvestment of the assets of the Focused Value Fund. Associates receives a fee equal to an annual rate of 0.50% of the first $100,000,000, 0.45% on the next $400,000,000 and 0.40% of aggregate net assets under management in excess of $500,000,000.

The sub-advisory agreement with Morgan Stanley provides that Morgan Stanley manage the investment and reinvestment of the assets of the Mid Cap Growth Equity Fund. Morgan Stanley receives a fee equal to an annual rate of 0.55% of the first $150,000,000 and 0.50% of aggregate net assets under management in excess of $150,000,000.

The sub-advisory agreement with T. Rowe Price provides that T. Rowe Price manage the investment and reinvestment of the assets of the Mid Cap Growth Equity II Fund. T. Rowe Price receives a fee equal to an annual rate of 0.50% on aggregate net assets under management.

The sub-advisory agreement with Wellington Management provides that Wellington Management manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Wellington Management receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess of $100,000,000. Prior to December 3, 2001, J.P. Morgan managed a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. J.P. Morgan received a fee equal to an annual rate of 0.60% of the first $200,000,000, 0.55% of the next $300,000,000 and 0.50% of aggregate net assets under management in excess $500,000,000.

The sub-advisory agreement with Waddell & Reed provides that Waddell & Reed manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Waddell & Reed receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess of $100,000,000.

The sub-advisory agreement with RS provides that RS manage the investment and reinvestment of the assets of the Emerging Growth Fund. RS receives a fee equal to an annual rate of 0.65% of the first $200,000,000, 0.60% on the next $200,000,000 and 0.55% of aggregate net assets under management in excess of $400,000,000.

The sub-advisory agreement with FMR provides that FMR manage the investment and reinvestment of the assets of the Value Equity Fund and Blue Chip Growth Fund. FMR receives a fee equal to an annual rate of 0.50% of the first $250,000,000, 0.45% on the next $500,000,000 and 0.35% on net assets in excess of $750,000,000 for the Value Equity Fund. FMR receives a fee equal to an annual rate of 0.55% of the first $250,000,000, 0.50% on the next $500,000,000 and 0.45% on net assets in excess of $750,000,000 for the Blue Chip Growth Fund.

The sub-advisory agreement with American Century provides that American Century manage a portion of the investment and reinvestment of the assets of the Overseas Fund. American Century receives a fee equal to an annual rate of 0.70% of the first $50,000,000, 0.60% of the next $50,000,000 and 0.50% of aggregate net assets under management in excess of $100,000,000.

The sub-advisory agreement with Harris Associates provides that Harris Associates manage a portion of the investment and reinvestment of the assets of the Overseas Fund. Harris Associates receives a fee equal to an annual rate of 0.65% of the first $50,000,000, 0.60% of the next $50,000,000 and 0.50% of aggregate net assets under management in excess $100,000,000. Prior to July 2, 2001, Mercury Advisors managed a portion of the investment and reinvestment of the assets of the Overseas Fund. Mercury Advisors received a fee equal to an annual rate of 0.50% of the first $100,000,000, 0.40% of the next $100,000,000 and 0.20% of aggregate net assets under management in excess of $200,000,000.

ADMINISTRATION FEES

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

--------------------------------------------------------------------------------------------------
                                    CLASS A      CLASS L       CLASS Y       CLASS S      CLASS Z
                                    -------      -------       -------       -------      -------
Prime Fund                          0.3323%      0.3323%       0.1823%       0.0823%        NA
Short-Duration Bond Fund            0.3167%      0.3167%       0.1667%       0.1167%        NA
Core Bond Fund                      0.2932%      0.2932%       0.1432%       0.0932%        NA
Diversified Bond Fund               0.3232%      0.3232%       0.1732%       0.1232%        NA
Balanced Fund                       0.3952%      0.3952%       0.2452%       0.0852%        NA
Core Value Equity Fund              0.3175%      0.3175%       0.1675%       0.0675%        NA
Value Equity Fund                   0.2785%      0.2785%       0.1285%       0.0785%        NA
Large Cap Value Fund                0.3244%      0.3244%       0.1744%       0.0844%        NA
Indexed Equity Fund                 0.4797%      0.4797%       0.3297%       0.2997%      0.0855%
Blue Chip Growth Fund               0.4085%      0.4085%       0.2885%       0.1585%        NA
Growth Equity Fund                  0.2975%      0.2975%       0.1475%       0.0875%        NA
Aggressive Growth Fund              0.3444%      0.3444%       0.1944%       0.0944%        NA
OTC 100 Fund                        0.6244%      0.6244%       0.4744%       0.3744%        NA
Focused Value Fund                  0.3344%      0.3344%       0.1844%       0.0844%        NA
Small Cap Value Equity Fund         0.3345%      0.3345%       0.1845%       0.0845%        NA
Mid Cap Growth Equity Fund          0.3075%      0.3075%       0.1575%       0.0875%        NA
Mid Cap Growth Equity II Fund       0.3244%      0.3244%       0.1744%       0.0844%        NA
Small Cap Growth Equity Fund        0.4075%      0.4075%       0.2575%       0.1175%        NA
Emerging Growth Fund                0.3344%      0.3344%       0.1844%       0.0844%        NA
International Equity Fund           0.2952%      0.2952%       0.1452%       0.1152%        NA
Overseas Fund                       0.2443%      0.2443%       0.0943%       0.0443%        NA

SERVICE FEES

MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of a Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual.

EXPENSE WAIVERS

MassMutual has agreed to cap the fees and expenses of the following Funds through April 30, 2002, as follows:

------------------------------------------------------------------------------------------------------
                                                     CLASS A       CLASS L      CLASS Y       CLASS S
                                                     -------       -------      -------       -------
Diversified Bond Fund                                 1.09%        0.84%         0.69%        0.64%
Value Equity Fund                                     1.29%        1.04%         0.89%         0.84%
Large Cap Value Fund                                  1.24%        0.99%         0.84%         0.75%
Blue Chip Growth Fund                                 1.38%        1.13%         1.01%         0.88%
Growth Equity Fund                                    1.24%        0.99%         0.84%         0.78%
Aggressive Growth Fund                                1.34%        1.09%         0.94%         0.84%
OTC 100 Fund                                          1.04%        0.79%         0.64%         0.54%
Focused Value Fund                                    1.29%        1.04%         0.89%         0.79%
Mid Cap Growth Equity Fund                            1.27%        1.02%         0.87%         0.80%
Mid Cap Growth Equity II Fund                         1.34%        1.09%         0.94%         0.85%
Small Cap Growth Equity Fund                          1.49%        1.24%         1.09%         0.95%
Emerging Growth Fund                                  1.39%        1.14%         0.99%         0.89%
International Equity Fund                             1.50%        1.25%         1.10%         1.07%
Overseas Fund                                         1.65%        1.40%         1.25%         1.20%

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

At December 31, 2001, MassMutual or separate investment accounts thereof owned 99.92% of the outstanding shares of the Trust.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2001, no significant amounts have been deferred.

4.   PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2001 were as follows:

                                                              LONG-TERM U.S.           OTHER LONG-TERM
PURCHASES                                                 GOVERNMENT SECURITIES          SECURITIES
                                                          ---------------------          ----------
Short-Duration Bond Fund                                     $112,567,971            $    37,964,075
Core Bond Fund                                                377,211,417                475,512,715
Diversified Bond Fund                                          12,308,460                 12,633,037
Balanced Fund                                                  23,833,531                283,957,392
Core Value Equity Fund                                                  -              1,752,909,797
Value Equity Fund                                                       -                 90,035,058
Large Cap Value Fund                                                    -                358,132,855
Indexed Equity Fund                                                     -                156,718,579
Blue Chip Growth Fund                                                   -                582,578,367
Growth Equity Fund                                                      -              1,198,060,867
Aggressive Growth Fund                                                  -                220,377,375
OTC 100 Fund                                                            -                 40,063,103
Focused Value Fund                                                      -                124,753,629
Small Cap Value Equity Fund                                             -                504,590,424
Mid Cap Growth Equity Fund                                              -                253,642,361
Mid Cap Growth Equity II Fund                                           -                127,630,973
Small Cap Growth Equity Fund                                            -                289,740,182
Emerging Growth Fund                                                    -                143,367,539
International Equity Fund                                               -                466,150,069
Overseas Fund                                                           -                 49,498,930
SALES
Short-Duration Bond Fund                                      $ 5,426,537              $  32,014,400
Core Bond Fund                                                323,067,581                285,823,260
Diversified Bond Fund                                          12,016,173                  6,407,251
Balanced Fund                                                  23,731,074                306,815,203
Core Value Equity Fund                                                  -              2,058,775,489
Value Equity Fund                                                       -                 24,799,418
Large Cap Value Fund                                                    -                 78,024,245
Indexed Equity Fund                                                     -                 40,549,546
Blue Chip Growth Fund                                                   -                117,219,676
Growth Equity Fund                                                      -                960,641,946
Aggressive Growth Fund                                                  -                136,167,329
OTC 100 Fund                                                            -                 14,968,624
Focused Value Fund                                                      -                 52,558,342
Small Cap Value Equity Fund                                             -                509,553,903
Mid Cap Growth Equity Fund                                              -                258,739,014
Mid Cap Growth Equity II Fund                                           -                102,046,596
Small Cap Growth Equity Fund                                            -                215,670,333
Emerging Growth Fund                                                    -                110,462,085
International Equity Fund                                               -                366,233,297
Overseas Fund                                                           -                 23,677,622

5.   CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:


                                                                                  CLASS A
                                                                                  -------
                                                   YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                                    ------              ------              ------              ------
PRIME FUND
   Sold                                               5,015,355    $    776,561,831           3,537,132     $  554,415,361
   Issued as reinvestment of dividends                   20,366           3,091,524              11,723          1,778,250
   Redeemed                                          (4,634,181)       (717,432,535)         (3,380,227)      (529,695,080)
                                                     ----------    ----------------          ----------     --------------
   Net increase                                         401,540    $     62,220,820             168,628     $   26,498,531
                                                     ==========    ================          ==========     ==============
SHORT-DURATION BOND FUND
   Sold                                               1,034,878    $     10,755,361             627,385     $    6,520,653
   Issued as reinvestment of dividends                   58,729             585,546              30,848            307,557
   Redeemed                                            (486,648)         (5,046,842)           (134,523)        (1,400,680)
                                                     ----------    ----------------          ----------     --------------
   Net increase                                         606,959   $       6,294,065             523,710     $    5,427,530
                                                     ==========    ================          ==========     ==============

CORE BOND FUND
   Sold                                               5,400,422    $     60,193,773           1,403,112     $   15,089,902
   Issued as reinvestment of dividends                  331,472           3,541,719              58,860            626,893
   Redeemed                                          (1,309,785)        (14,625,768)           (256,909)        (2,746,628)
                                                     ----------    ----------------          ----------     --------------
   Net increase                                       4,422,109    $     49,109,724           1,205,063     $   12,970,167
                                                     ==========    ================          ==========     ==============

DIVERSIFIED BOND FUND
   Sold                                                 449,545   $       4,457,839              21,798     $      212,353
   Issued as reinvestment of dividends                   21,957             211,228               2,012             19,233
   Redeemed                                             (81,554)           (822,748)             (1,675)           (16,616)
                                                     ----------    ----------------          ----------     --------------
   Net increase                                         389,948   $       3,846,319              22,135     $      214,970
                                                     ==========    ================          ==========     ==============

BALANCED FUND
   Sold                                                 531,368   $       4,925,088             517,618     $    6,770,586
   Issued as reinvestment of dividends                   21,222             189,302             104,642          1,031,769
   Redeemed                                            (167,188)         (1,540,617)           (248,247)        (3,295,421)
                                                     ----------    ----------------          ----------     --------------
   Net increase                                         385,402   $       3,573,773             374,013     $    4,506,934
                                                     ==========    ================          ==========     ==============

CORE VALUE EQUITY FUND
   Sold                                               1,670,387    $     19,091,779             962,869     $   15,175,341
   Issued as reinvestment of dividends                  476,986           4,399,658             217,791          2,806,875
   Redeemed                                            (622,390)         (6,743,471)           (344,528)        (5,385,222)
                                                     ----------    ----------------          ----------     --------------
   Net increase                                       1,524,983    $     16,747,966             836,132     $   12,596,994
                                                     ==========    ================          ==========     ==============

VALUE EQUITY FUND+
   Sold                                                 986,971   $       8,710,039                   -     $            -
   Issued as reinvestment of dividends                    3,181              29,580                   -                  -
   Redeemed                                             (38,997)           (359,838)                  -                  -
                                                     ----------    ----------------          ----------     --------------
   Net increase                                         951,155   $       8,379,781                   -     $            -
                                                     ==========    ================          ==========     ==============

LARGE CAP VALUE FUND*
   Sold                                               8,671,573    $     79,520,793           1,675,555     $   16,453,219
   Issued as reinvestment of dividends                   13,735             119,564               6,979             68,609
   Redeemed                                          (1,893,220)        (16,784,267)            (77,191)          (756,092)
                                                     ----------    ----------------          ----------     --------------
   Net increase                                       6,792,088    $     62,856,090           1,605,343     $   15,765,736
                                                     ==========    ================          ==========     ==============

INDEXED EQUITY FUND
   Sold                                               6,067,902    $     65,327,728           3,708,366     $   49,798,887
   Issued as reinvestment of dividends                   55,084             581,709              68,188            849,196
   Redeemed                                          (1,817,767)        (19,860,020)           (489,476)        (6,486,440)
                                                     ----------    ----------------          ----------     --------------
   Net increase                                       4,305,219    $     46,049,417           3,287,078     $   44,161,643
                                                     ==========    ================          ==========     ==============

BLUE CHIP GROWTH FUND++
   Sold                                                 123,331    $      1,140,430                   -     $            -
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                             (12,421)           (118,680)                  -                  -
                                                     ----------    ----------------          ----------     --------------
   Net increase                                         110,910    $      1,021,750                   -     $            -
                                                     ==========    ================          ==========     ==============

GROWTH EQUITY FUND
   Sold                                               7,356,429    $     66,897,277           3,977,953     $   52,477,338
   Issued as reinvestment of dividends                        -                   -             271,301          3,108,187
   Redeemed                                          (2,393,760)        (21,422,671)           (437,710)        (5,735,666)
                                                     ----------    ----------------          ----------     --------------
   Net increase                                       4,962,669    $     45,474,606           3,811,544     $   49,849,859
                                                     ==========    ================          ==========     ==============

                                                                                  CLASS A
                                                                                  -------
                                                   YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                                    ------              ------              ------              ------
AGGRESSIVE GROWTH FUND*
   Sold                                               4,664,002    $     27,607,462           4,443,092   $     40,135,477
   Issued as reinvestment of dividends                        -                   -               9,443             74,031
   Redeemed                                          (2,248,023)        (13,043,033)           (291,681)        (2,544,988)
                                                     ----------    ----------------           ---------   ----------------
   Net increase                                       2,415,979    $     14,564,429           4,160,854   $     37,664,520
                                                     ==========    ================          ==========   ================
OTC 100 FUND*
   Sold                                               3,475,290    $     15,617,665             773,918   $      6,612,844
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                          (1,146,099)         (5,058,935)            (48,918)          (420,321)
                                                     ----------    ----------------           ---------   ----------------
   Net increase                                       2,329,191    $     10,558,730             725,000   $      6,192,523
                                                     ==========    ================          ==========   ================
FOCUSED VALUE FUND*
   Sold                                               2,098,133    $     26,045,997              83,246   $        821,504
   Issued as reinvestment of dividends                   46,642             617,810                 199              2,060
   Redeemed                                            (384,553)         (4,747,200)            (11,786)          (118,552)
                                                     ----------    ----------------           ---------   ----------------
   Net increase                                       1,760,222    $     21,916,607              71,659   $        705,012
                                                     ==========    ================          ==========   ================
SMALL CAP VALUE EQUITY FUND
   Sold                                                 455,642    $      5,975,287             303,859   $      4,303,676
   Issued as reinvestment of dividends                   55,701             707,399              37,827            503,589
   Redeemed                                            (155,220)         (2,011,761)            (54,618)          (783,623)
                                                     ----------    ----------------           ---------   ----------------
   Net increase                                         356,123    $      4,670,925             287,068   $      4,023,642
                                                     ==========    ================          ==========   ================
MID CAP GROWTH EQUITY FUND
   Sold                                               2,511,380    $     23,614,521           2,187,037   $     31,420,540
   Issued as reinvestment of dividends                        -                   -             169,841          2,062,602
   Redeemed                                          (1,346,125)        (12,389,512)           (241,598)        (3,247,901)
                                                     ----------    ----------------           ---------   ----------------
   Net increase                                       1,165,255    $     11,225,009           2,115,280   $     30,235,241
                                                     ==========    ================          ==========   ================
MID CAP GROWTH EQUITY II FUND**
   Sold                                               1,354,355    $     13,292,256             282,325   $      2,900,739
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                            (260,987)         (2,574,036)             (9,369)           (94,569)
                                                     ----------    ----------------           ---------   ----------------
   Net increase                                       1,093,368    $     10,718,220             272,956   $      2,806,170
                                                     ==========    ================          ==========   ================
SMALL CAP GROWTH EQUITY FUND
   Sold                                               2,254,310    $     26,335,801           1,284,449   $     20,073,204
   Issued as reinvestment of dividends                        -                   -              17,041            275,225
   Redeemed                                            (717,673)         (8,410,014)           (225,737)        (3,471,953)
                                                     ----------    ----------------           ---------   ----------------
   Net increase                                       1,536,637    $     17,925,787           1,075,753   $     16,876,476
                                                     ==========    ================          ==========   ================
EMERGING GROWTH FUND*
   Sold                                               2,371,993    $     14,781,153             822,260   $      7,329,870
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                            (994,597)         (5,994,968)           (110,858)          (969,616)
                                                     ----------    ----------------           ---------   ----------------
   Net increase                                       1,377,396    $      8,786,185             711,402   $      6,360,254
                                                     ==========    ================          ==========   ================
INTERNATIONAL EQUITY FUND
   Sold                                               3,335,314    $     34,508,908           1,828,944   $     30,386,875
   Issued as reinvestment of dividends                      579               5,606             455,026          5,384,592
   Redeemed                                          (1,151,931)        (11,495,412)           (139,406)        (2,242,929)
                                                     ----------    ----------------           ---------   ----------------
   Net increase                                       2,183,962    $     23,019,102           2,144,564   $     33,528,538
                                                     ==========    ================          ==========   ================
OVERSEAS FUND+
   Sold                                                 149,256    $      1,183,617                   -   $              -
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                             (11,386)            (92,132)                  -                  -
                                                     ----------    ----------------           ---------   ----------------
   Net increase                                         137,870    $      1,091,485                   -   $              -
                                                     ==========    ================          ==========   ================

                                                                                  CLASS L
                                                                                  -------
                                                   YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                                    ------              ------              ------              ------
PRIME FUND
   Sold                                               3,172,323    $    493,332,185           2,522,534   $    394,950,218
   Issued as reinvestment of dividends                   12,482           1,905,817               8,395          1,278,717
   Redeemed                                          (2,994,281)       (465,652,625)         (2,438,216)      (381,475,621)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                         190,524    $     29,585,377              92,713   $     14,753,314
                                                     ==========    ================          ==========   ================
SHORT-DURATION BOND FUND
   Sold                                              10,334,795    $    105,069,899           5,411,075   $     55,106,416
   Issued as reinvestment of dividends                  405,679           4,037,015             250,480          2,489,782
   Redeemed                                          (7,565,036)        (77,363,481)         (1,221,550)       (12,506,349)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       3,175,438    $     31,743,433           4,440,005   $     45,089,849
                                                     ==========    ================          ==========   ================
CORE BOND FUND
   Sold                                              12,510,773    $    138,592,568           6,946,097   $     73,001,728
   Issued as reinvestment of dividends                  957,231          10,248,268             284,851          3,036,758
   Redeemed                                          (3,516,985)        (39,359,266)         (1,206,995)       (12,756,453)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       9,951,019    $    109,481,570           6,023,953   $     63,282,033
                                                     ==========    ================          ==========   ================
DIVERSIFIED BOND FUND
   Sold                                                 386,623    $      3,956,704              17,123   $        175,000
   Issued as reinvestment of dividends                   23,130             221,819               1,900             18,168
   Redeemed                                             (22,557)           (223,510)                  -                  -
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                         387,196    $      3,955,013              19,023   $        193,168
                                                     ==========    ================          ==========   ================
BALANCED FUND
   Sold                                                  74,612    $        707,851             932,291   $     12,314,232
   Issued as reinvestment of dividends                   11,901             106,754             120,744          1,195,370
   Redeemed                                            (123,006)         (1,148,931)           (587,069)        (7,706,002)
                                                     ----------    ----------------          ----------   ----------------
   Net increase (decrease)                              (36,493)   $       (334,326)            465,966   $      5,803,600
                                                     ==========    ================          ==========   ================
CORE VALUE EQUITY FUND
   Sold                                               2,681,761    $     30,670,559           2,749,115   $     43,603,034
   Issued as reinvestment of dividends                1,109,033          10,308,894             737,988          9,548,182
   Redeemed                                          (1,181,114)        (13,035,271)           (407,546)        (6,469,554)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       2,609,680    $     27,944,182           3,079,557   $     46,681,662
                                                     ==========    ================          ==========   ================
VALUE EQUITY FUND+
   Sold                                                 300,098    $      2,719,464                   -   $              -
   Issued as reinvestment of dividends                    1,176              10,945                   -                  -
   Redeemed                                             (16,848)           (153,033)                  -                  -
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                         284,426    $      2,577,376                   -   $              -
                                                     ==========    ================          ==========   ================
LARGE CAP VALUE FUND*
   Sold                                              10,019,633    $     91,976,506           4,697,203   $     46,683,431
   Issued as reinvestment of dividends                   41,956             365,544              17,740            174,560
   Redeemed                                          (2,481,927)        (22,252,936)           (266,348)        (2,604,797)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       7,579,663    $     70,089,114           4,448,595   $     44,253,194
                                                     ==========    ================          ==========   ================
INDEXED EQUITY FUND
   Sold                                               2,963,705    $     33,183,477           2,649,137   $     35,425,518
   Issued as reinvestment of dividends                   29,584             313,380              50,595            631,189
   Redeemed                                          (1,523,797)        (16,593,258)           (478,308)        (6,455,092)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       1,469,492    $     16,903,599           2,221,424   $     29,601,615
                                                     ==========    ================          ==========   ================
BLUE CHIP GROWTH FUND++
   Sold                                              48,969,370    $    479,691,988                   -   $              -
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                         (14,393,851)       (129,129,059)                  -                  -
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                      34,575,519    $    350,562,929                   -   $              -
                                                     ==========    ================          ==========   ================
GROWTH EQUITY FUND
   Sold                                               9,802,016    $     91,020,305           5,862,549   $     76,954,051
   Issued as reinvestment of dividends                        -                   -             402,204          4,649,518
   Redeemed                                          (2,569,133)        (23,129,817)           (827,429)       (10,984,767)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       7,232,883    $     67,890,488           5,437,324   $     70,618,802
                                                     ==========    ================          ==========   ================

                                                                                  CLASS L
                                                                                  -------
                                                   YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                                    ------              ------              ------              ------
AGGRESSIVE GROWTH FUND*
   Sold                                               4,203,525    $     25,536,979           3,011,163   $     27,732,694
   Issued as reinvestment of dividends                        -                   -               6,767             53,189
   Redeemed                                          (1,636,170)         (9,686,226)           (312,641)        (2,903,965)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       2,567,355    $     15,850,753           2,705,289   $     24,881,918
                                                     ==========    ================          ==========   ================
OTC 100 FUND*
   Sold                                               2,256,973    $     10,075,413             507,527   $      4,266,015
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                            (637,330)         (2,777,931)           (120,186)          (944,854)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       1,619,643    $      7,297,482             387,341   $      3,321,161
                                                     ==========    ================          ==========   ================
FOCUSED VALUE FUND*
   Sold                                               1,813,130    $     22,543,819             553,057   $      5,492,873
   Issued as reinvestment of dividends                   48,809             647,503               1,854             19,225
   Redeemed                                            (475,217)         (5,846,827)            (38,219)          (376,204)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       1,386,722    $     17,344,495             516,692   $      5,135,894
                                                     ==========    ================          ==========   ================
SMALL CAP VALUE EQUITY FUND
   Sold                                               1,915,273    $     25,022,465           1,752,076   $     25,108,473
   Issued as reinvestment of dividends                  282,914           3,601,503             218,253          2,916,331
   Redeemed                                            (567,504)         (7,386,243)           (386,991)        (5,538,793)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       1,630,683    $     21,237,725           1,583,338   $     22,486,011
                                                     ==========    ================          ==========   ================
MID CAP GROWTH EQUITY FUND
   Sold                                               2,550,250    $     23,662,404           2,154,292   $     31,355,811
   Issued as reinvestment of dividends                      388               3,186             201,044          2,516,949
   Redeemed                                          (1,418,118)        (13,056,829)           (379,039)        (5,347,190)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       1,132,520    $     10,608,761           1,976,297   $     28,525,570
                                                     ==========    ================          ==========   ================
MID CAP GROWTH EQUITY II FUND**
   Sold                                               7,446,669    $     72,409,508          15,940,204   $    163,250,294
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                          (6,399,625)        (62,734,768)         (3,855,055)       (40,038,171)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       1,047,044    $      9,674,740          12,085,149   $    123,212,123
                                                     ==========    ================          ==========   ================
SMALL CAP GROWTH EQUITY FUND
   Sold                                               3,121,092    $     37,831,098           2,072,641   $     33,093,284
   Issued as reinvestment of dividends                        -                   -              27,862            447,555
   Redeemed                                            (989,022)        (11,783,918)           (672,954)       (10,708,319)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       2,132,070    $     26,047,180           1,427,549   $     22,832,520
                                                     ==========    ================          ==========   ================
EMERGING GROWTH FUND*
   Sold                                               3,486,557    $     21,025,363           1,867,857   $     17,471,953
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                            (972,391)         (5,741,813)           (124,303)        (1,038,778)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       2,514,166    $     15,283,550           1,743,554   $     16,433,175
                                                     ==========    ================          ==========   ================
INTERNATIONAL EQUITY FUND
   Sold                                               8,493,716    $     88,460,217           4,848,902   $     83,229,621
   Issued as reinvestment of dividends                   26,448             235,664           1,130,618         13,415,818
   Redeemed                                          (2,366,693)        (23,708,496)           (854,230)       (14,946,419)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       6,153,471    $     64,987,385           5,125,290   $     81,699,020
                                                     ==========    ================          ==========   ================
OVERSEAS FUND+
   Sold                                                 107,839    $        891,856                   -   $              -
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                              (1,071)             (8,955)                  -                  -
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                         106,768    $        882,901                   -   $              -
                                                     ==========    ================          ==========   ================

                                                                                  CLASS Y
                                                                                  -------
                                                   YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                                    ------              ------              ------              ------
PRIME FUND
   Sold                                               6,948,945    $  1,082,795,053           3,981,869   $    620,537,424
   Issued as reinvestment of dividends                   19,701           3,019,053              21,311          3,255,692
   Redeemed                                          (6,828,665)     (1,064,025,976)         (3,811,707)      (594,232,215)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                         139,981    $     21,788,130             191,473   $     29,560,901
                                                     ==========    ================          ==========   ================
SHORT-DURATION BOND FUND
   Sold                                               1,449,804    $     14,985,381             513,841   $      5,346,979
   Issued as reinvestment of dividends                   70,901             707,691              39,806            397,268
   Redeemed                                            (719,469)         (7,437,786)            (69,886)          (706,986)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                         801,236    $      8,255,286             483,761   $      5,037,261
                                                     ==========    ================          ==========   ================
CORE BOND FUND
   Sold                                              10,567,449    $    117,666,095           3,590,750   $     38,823,641
   Issued as reinvestment of dividends                  605,262           6,497,808             227,476          2,429,565
   Redeemed                                          (5,794,185)        (64,262,497)         (1,099,033)       (11,487,375)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       5,378,526    $     59,901,406           2,719,193   $     29,765,831
                                                     ==========    ================          ==========   ================
DIVERSIFIED BOND FUND
   Sold                                                  47,758    $        473,368              82,134   $        815,611
   Issued as reinvestment of dividends                    1,745              16,805               1,574             15,075
   Redeemed                                             (41,406)           (409,664)            (74,856)          (747,802)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                           8,097    $         80,509               8,852   $         82,884
                                                     ==========    ================          ==========   ================
BALANCED FUND
   Sold                                                  64,190    $        614,188             156,275   $      2,040,157
   Issued as reinvestment of dividends                    9,244              85,411              82,151            837,116
   Redeemed                                             (93,522)           (883,967)         (4,369,038)       (58,722,126)
                                                     ----------    ----------------          ----------   ----------------
   Net decrease                                         (20,088)   $       (184,368)         (4,130,612)  $    (55,844,853)
                                                     ==========    ================          ==========   ================
CORE VALUE EQUITY FUND
   Sold                                                 423,954    $      4,813,883             919,601   $     14,178,232
   Issued as reinvestment of dividends                  328,486           3,071,413             410,065          5,355,693
   Redeemed                                            (670,353)         (7,296,335)         (1,060,677)       (15,920,877)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                          82,087    $        588,961             268,989   $      3,613,048
                                                     ==========    ================          ==========   ================
VALUE EQUITY FUND+
   Sold                                               1,017,815    $     10,185,005                   -   $              -
   Issued as reinvestment of dividends                    2,577              24,022                   -                  -
   Redeemed                                            (381,418)         (3,837,064)                  -                  -
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                         638,974    $      6,371,963                   -   $              -
                                                     ==========    ================          ==========   ================
LARGE CAP VALUE FUND*
   Sold                                               5,813,763    $     53,967,207           1,017,094   $     10,305,248
   Issued as reinvestment of dividends                   28,551             249,322               5,252             51,729
   Redeemed                                            (894,052)         (7,996,591)             (9,020)           (91,114)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       4,948,262    $     46,219,938           1,013,326   $     10,265,863
                                                     ==========    ================          ==========   ================
INDEXED EQUITY FUND
   Sold                                              12,671,514    $    140,436,045           8,579,830   $    113,843,105
   Issued as reinvestment of dividends                  150,865           1,601,160             203,437          2,539,074
   Redeemed                                          (6,046,864)        (66,958,259)         (2,657,210)       (35,540,523)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       6,775,515    $     75,078,946           6,126,057   $     80,841,656
                                                     ==========    ================          ==========   ================
BLUE CHIP GROWTH FUND++
   Sold                                                  71,620    $        645,596                   -   $              -
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                              (3,783)            (33,403)                  -                  -
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                          67,837    $        612,193                   -   $              -
                                                     ==========    ================          ==========   ================
GROWTH EQUITY FUND
   Sold                                               9,484,724    $     89,746,813           2,666,058   $     36,182,789
   Issued as reinvestment of dividends                        -                   -             305,833          3,555,388
   Redeemed                                          (4,208,718)        (38,653,633)         (1,268,009)       (16,698,422)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       5,276,006    $     51,093,180           1,703,882   $     23,039,755
                                                     ==========    ================          ==========   ================

                                                                                  CLASS Y
                                                                                  -------
                                                   YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                                    ------              ------              ------              ------
AGGRESSIVE GROWTH FUND*
   Sold                                               2,914,007    $     17,594,056             320,504   $      2,987,181
   Issued as reinvestment of dividends                        -                   -                 917              7,204
   Redeemed                                            (933,399)         (5,382,458)            (26,058)          (236,530)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       1,980,608    $     12,211,598             295,363   $      2,757,855
                                                     ==========    ================          ==========   ================
OTC 100 FUND*
   Sold                                                 157,816    $        757,031              54,742   $        492,160
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                             (92,400)           (455,067)            (34,852)          (318,499)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                          65,416    $        301,964              19,890   $        173,661
                                                     ==========    ================          ==========   ================
FOCUSED VALUE FUND*
   Sold                                                 966,928    $     12,079,182              49,331   $        496,692
   Issued as reinvestment of dividends                   20,120             267,157                 207              2,151
   Redeemed                                            (281,450)         (3,504,464)             (1,846)           (18,853)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                         705,598    $      8,841,875              47,692   $        479,990
                                                     ==========    ================          ==========   ================
SMALL CAP VALUE EQUITY FUND
   Sold                                                 949,232    $     12,923,319             322,322   $      4,737,984
   Issued as reinvestment of dividends                  103,814           1,322,589              71,829            960,096
   Redeemed                                            (402,808)         (5,308,293)           (132,728)        (1,863,590)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                         650,238    $      8,937,615             261,423   $      3,834,490
                                                     ==========    ================          ==========   ================
MID CAP GROWTH EQUITY FUND
   Sold                                               1,623,367    $     15,739,834           2,392,952   $     35,573,925
   Issued as reinvestment of dividends                      740               6,099             365,884          4,618,896
   Redeemed                                          (4,204,899)        (37,800,901)         (1,674,823)       (23,682,981)
                                                     ----------    ----------------          ----------   ----------------
   Net increase (decrease)                           (2,580,792)   $    (22,054,968)          1,084,013   $     16,509,840
                                                     ==========    ================          ==========   ================
MID CAP GROWTH EQUITY II FUND**
   Sold                                                  44,333    $        430,900              25,385   $        261,760
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                              (9,902)           (104,597)                  -                  -
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                          34,431    $        326,303              25,385   $        261,760
                                                     ==========    ================          ==========   ================
SMALL CAP GROWTH EQUITY FUND
   Sold                                               3,831,599    $     47,133,718           4,125,246   $     69,122,793
   Issued as reinvestment of dividends                        -                   -              52,818            847,287
   Redeemed                                          (2,737,205)        (31,812,855)         (2,305,108)       (36,861,511)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       1,094,394    $     15,320,863           1,872,956   $     33,108,569
                                                     ==========    ================          ==========   ================
EMERGING GROWTH FUND*
   Sold                                                 212,348    $      1,296,649             609,919   $      6,317,927
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                            (114,171)           (737,521)           (169,935)        (1,627,556)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                          98,177    $        559,128             439,984   $      4,690,371
                                                     ==========    ================          ==========   ================
INTERNATIONAL EQUITY FUND
   Sold                                              24,615,298    $    245,521,861           3,000,483   $     50,707,493
   Issued as reinvestment of dividends                   20,954             187,325             475,858          5,678,108
   Redeemed                                         (21,581,924)       (214,684,453)         (1,419,270)       (24,846,956)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       3,054,328    $     31,024,733           2,057,071   $     31,538,645
                                                     ==========    ================          ==========   ================
OVERSEAS FUND+
   Sold                                                  10,452    $        103,000                   -   $              -
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                                   -                   -                   -                  -
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                          10,452    $        103,000                   -   $              -
                                                     ==========    ================          ==========   ================

                                                                                  CLASS S
                                                                                  -------
                                                   YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                                    ------              ------              ------              ------
PRIME FUND
   Sold                                               5,902,234    $    924,429,286           8,543,708    $ 1,335,231,326
   Issued as reinvestment of dividends                   95,567          14,668,785             135,643         20,750,766
   Redeemed                                          (5,981,928)       (937,446,610)         (8,220,399)    (1,285,129,177)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                          15,873    $      1,651,461             458,952   $     70,852,915
                                                     ==========    ================          ==========   ================
SHORT-DURATION BOND FUND
   Sold                                               5,564,783    $     58,096,645           4,805,513   $     48,987,510
   Issued as reinvestment of dividends                  886,693           8,885,843           1,078,340         10,794,184
   Redeemed                                          (8,633,951)        (89,760,149)         (8,812,703)       (89,945,858)
                                                     ----------    ----------------          ----------   ----------------
   Net decrease                                      (2,182,475)   $    (22,777,661)         (2,928,850)  $    (30,164,164)
                                                     ==========    ================          ==========   ================
CORE BOND FUND
   Sold                                              58,333,645    $    650,113,336          42,120,886   $    449,070,172
   Issued as reinvestment of dividends                4,954,676          53,345,246           3,472,464         37,158,889
   Redeemed                                         (52,342,309)       (584,073,785)        (33,306,760)      (351,313,884)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                      10,946,012    $    119,384,797          12,286,590   $    134,915,177
                                                     ==========    ================          ==========   ================
DIVERSIFIED BOND FUND
   Sold                                                  90,696    $        916,505               4,876   $         47,867
   Issued as reinvestment of dividends                  163,652           1,577,610             179,297          1,717,669
   Redeemed                                             (57,081)           (577,580)             (3,314)           (33,100)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                         197,267    $      1,916,535             180,859   $      1,732,436
                                                     ==========    ================          ==========   ================
BALANCED FUND
   Sold                                              10,322,673    $     96,741,676           9,772,292   $    128,382,164
   Issued as reinvestment of dividends                1,174,473          10,559,410          11,133,749        110,558,129
   Redeemed                                         (16,397,607)       (153,548,822)        (26,582,312)      (347,799,323)
                                                     ----------    ----------------          ----------   ----------------
   Net decrease                                      (4,900,461)   $    (46,247,736)         (5,676,271)  $   (108,859,030)
                                                     ==========    ================          ==========   ================
CORE VALUE EQUITY FUND
   Sold                                              22,323,253    $    252,054,276          28,471,325   $    444,676,961
   Issued as reinvestment of dividends               32,045,934         300,466,042          38,492,742        504,499,593
   Redeemed                                         (55,046,024)       (607,079,471)        (80,310,428)    (1,261,804,672)
                                                     ----------    ----------------          ----------   ----------------
   Net decrease                                        (676,837)   $    (54,559,153)        (13,346,361)  $   (312,628,118)
                                                     ==========    ================          ==========   ================
VALUE EQUITY FUND+
   Sold                                               5,665,199    $     54,055,926                   -   $              -
   Issued as reinvestment of dividends                   23,577             219,737                   -                  -
   Redeemed                                            (171,955)         (1,604,040)                  -                  -
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       5,516,821    $     52,671,623                   -   $              -
                                                     ==========    ================          ==========   ================
LARGE CAP VALUE FUND*
   Sold                                              15,654,435    $    141,785,343          26,201,492   $    261,263,641
   Issued as reinvestment of dividends                  168,629           1,472,499             116,619          1,148,692
   Redeemed                                          (6,876,583)        (61,766,608)         (3,601,592)       (35,521,882)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       8,946,481    $     81,491,234          22,716,519   $    226,890,451
                                                     ==========    ================          ==========   ================
INDEXED EQUITY FUND
   Sold                                              22,090,092    $    246,844,593          42,681,058   $    580,327,773
   Issued as reinvestment of dividends                  532,751           5,696,484           1,352,273         17,181,910
   Redeemed                                         (24,366,208)       (270,117,912)        (40,740,440)      (550,337,971)
                                                     ----------    ----------------          ----------   ----------------
   Net increase (decrease)                           (1,743,365)   $    (17,576,835)          3,292,891   $     47,171,712
                                                     ==========    ================          ==========   ================
BLUE CHIP GROWTH FUND++
   Sold                                              14,601,994    $    144,259,799                   -   $              -
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                          (2,187,984)        (19,669,579)                  -                  -
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                      12,414,010    $    124,590,220                   -   $              -
                                                     ==========    ================          ==========   ================
GROWTH EQUITY FUND
   Sold                                              11,032,775    $     98,582,950          14,424,380   $    191,997,628
   Issued as reinvestment of dividends                        -                   -           1,032,762         12,027,679
   Redeemed                                          (5,090,183)        (46,624,042)         (5,710,602)       (74,830,573)
                                                     ----------    ----------------          ----------   ----------------
   Net increase                                       5,942,592    $     51,958,908           9,746,540   $    129,194,734
                                                     ==========    ================          ==========   ================

                                                                                  CLASS S
                                                                                  -------
                                                   YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                                    ------              ------              ------              ------
AGGRESSIVE GROWTH FUND*
   Sold                                              10,009,588     $    59,224,041          10,999,634   $    107,784,529
   Issued as reinvestment of dividends                        -                   -              31,573            248,161
   Redeemed                                          (5,299,425)        (30,141,920)         (1,330,020)       (12,073,364)
                                                    -----------     ---------------          ----------   ----------------
   Net increase                                       4,710,163     $    29,082,121           9,701,187   $     95,959,326
                                                    ===========     ===============          ==========   ================
OTC 100 FUND*
   Sold                                               7,204,978     $    32,661,801           4,530,593   $     42,694,774
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                          (5,796,974)        (25,247,109)         (1,176,150)        (9,918,996)
                                                    -----------     ---------------          ----------   ----------------
   Net increase                                       1,408,004     $     7,414,692           3,354,443   $     32,775,778
                                                    ===========     ===============          ==========   ================
FOCUSED VALUE FUND*
   Sold                                               6,793,030     $    84,526,227           5,319,935   $     52,895,514
   Issued as reinvestment of dividends                  222,280           2,957,326              22,849            237,170
   Redeemed                                          (3,943,332)        (49,108,417)           (248,508)        (2,465,363)
                                                    -----------     ---------------          ----------   ----------------
   Net increase                                       3,071,978     $    38,375,136           5,094,276   $     50,667,321
                                                    ===========     ===============          ==========   ================
SMALL CAP VALUE EQUITY FUND
   Sold                                              14,998,854     $   198,995,089          18,455,519   $    264,175,353
   Issued as reinvestment of dividends                3,734,878          47,769,089           5,727,948         77,177,484
   Redeemed                                         (18,816,589)       (245,121,126)        (28,166,719)      (402,074,472)
                                                    -----------     ---------------          ----------   ----------------
   Net increase (decrease)                              (82,857)    $     1,643,052          (3,983,252)  $    (60,721,635)
                                                    ===========     ===============          ==========   ================
MID CAP GROWTH EQUITY FUND
   Sold                                               6,623,991     $    61,650,109          11,964,427   $    174,946,479
   Issued as reinvestment of dividends                   14,216             117,281             897,509         11,277,961
   Redeemed                                          (7,040,154)        (65,358,086)         (6,957,501)       (97,339,103)
                                                    -----------     ---------------          ----------   ----------------
   Net increase (decrease)                             (401,947)    $    (3,590,696)          5,904,435   $     88,885,337
                                                    ===========     ===============          ==========   ================
MID CAP GROWTH EQUITY II FUND**
   Sold                                               4,837,937     $    48,210,931          10,561,734   $    107,997,872
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                          (4,881,394)        (47,846,781)         (1,977,255)       (20,574,471)
                                                    -----------     ---------------          ----------   ----------------
   Net increase (decrease)                              (43,457)    $       364,150           8,584,479   $     87,423,401
                                                    ===========     ===============          ==========   ================
SMALL CAP GROWTH EQUITY FUND
   Sold                                               7,982,872     $    97,179,474          14,653,934   $    247,436,451
   Issued as reinvestment of dividends                        -                   -             257,812          4,111,702
   Redeemed                                          (5,807,732)        (70,090,072)         (9,752,589)      (158,805,398)
                                                    -----------     ---------------          ----------   ----------------
   Net increase                                       2,175,140     $    27,089,402           5,159,157   $     92,742,755
                                                    ===========     ===============          ==========   ================
EMERGING GROWTH FUND*
   Sold                                               3,351,724     $    21,357,614           9,180,881   $     92,641,301
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                          (2,260,833)        (13,598,678)         (1,141,349)       (10,255,628)
                                                    -----------     ---------------          ----------   ----------------
   Net increase                                       1,090,891     $     7,758,936           8,039,532   $     82,385,673
                                                    ===========     ===============          ==========   ================
INTERNATIONAL EQUITY FUND
   Sold                                             141,838,966     $ 1,435,886,756          99,009,628   $  1,772,033,694
   Issued as reinvestment of dividends                  280,960           2,518,415          17,977,661        215,407,553
   Redeemed                                        (148,298,809)     (1,510,159,376)        (96,609,511)    (1,712,778,497)
                                                    -----------     ---------------          ----------   ----------------
   Net increase (decrease)                           (6,178,883)    $   (71,754,205)         20,377,778   $    274,662,750
                                                    ===========     ===============          ==========   ================
OVERSEAS FUND+
   Sold                                               2,507,625     $    25,064,764                   -   $              -
   Issued as reinvestment of dividends                        -                   -                   -                  -
   Redeemed                                             (30,457)           (300,005)                  -                  -
                                                    -----------     ---------------          ----------   ----------------
   Net increase                                       2,477,168     $    24,764,759                   -   $              -
                                                    ===========     ===============          ==========   ================

                                                                                  CLASS Z
                                                                                  -------
                                                   YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                                    ------              ------              ------              ------
INDEXED EQUITY FUND+
   Sold                                                   8,834     $       103,000                   -       $          -
   Issued as reinvestment of dividends                      103               1,104                   -                  -
   Redeemed                                                   -                   -                   -                  -
                                                          -----     ---------------              ------       ------------
   Net increase                                           8,937     $       104,104                   -       $          -
                                                          =====     ===============              ======       ============

* FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
** FOR THE PERIOD JUNE 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
+ FOR THE PERIOD MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
++ FOR THE PERIOD JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

6.   FOREIGN SECURITIES

The International Equity and Overseas Funds invest substantially all of their assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.


7.   FEDERAL INCOME TAX INFORMATION

At December 31, 2001, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

-----------------------------------------------------------------------------------------------------
                                         FEDERAL        TAX BASIS       TAX BASIS    NET UNREALIZED
                                       INCOME TAX      UNREALIZED      UNREALIZED     APPRECIATION/
                                          COST        APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                          ----        ------------    ------------   --------------
Prime Fund                           $  623,452,149      $  874,540   $   (926,098)      $  (51,558)
Short-Duration Bond Fund                270,036,279       3,252,296     (3,590,946)        (338,650)
Core Bond Fund                        1,288,122,936      20,344,137    (12,155,991)       8,188,146
Diversified Bond Fund                    37,503,468         471,138     (1,031,623)        (560,485)
Balanced Fund                           388,844,587      12,640,778    (18,225,095)      (5,584,317)
Core Value Equity Fund                1,604,100,150      91,913,369   (122,689,953)     (30,776,584)
Value Equity Fund                        71,906,834       2,479,687     (1,850,226)         629,461
Large Cap Value Fund                    570,943,384      31,873,395    (55,748,485)     (23,875,090)
Indexed Equity Fund                   1,099,226,483     107,851,427   (208,405,752)    (100,554,325)
Blue Chip Growth Fund                   485,979,372      14,325,556    (40,553,634)     (26,228,078)
Growth Equity Fund                      504,101,743       7,555,206     (5,874,063)       1,681,143
Aggressive Growth Fund                  173,669,870       6,646,626     (9,050,341)      (2,403,715)
OTC 100 Fund                             66,999,800       1,758,796    (23,096,355)     (21,337,559)
Focused Value Fund                      184,470,438      26,777,095     (1,524,433)      25,252,662
Small Cap Value Equity Fund             600,158,890      92,674,093    (32,016,635)      60,657,458
Mid Cap Growth Equity Fund              198,799,276      13,774,745    (13,560,426)         214,319
Mid Cap Growth Equity II Fund           272,289,943      41,584,564    (13,911,643)      27,672,921
Small Cap Growth Equity Fund            287,001,058     23,379,447     (19,517,602)       3,861,845
Emerging Growth Fund                    123,565,853      12,640,962     (5,642,692)       6,998,270
International Equity Fund             1,328,239,720      83,512,615   (272,259,149)    (188,746,534)
Overseas Fund                            24,109,890         720,872     (1,699,165)        (978,293)

At December 31, 2001, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                            AMOUNT             EXPIRATION DATE
                                                            ------             ---------------
Prime Fund                                                  $  100,872         December 31, 2008
Prime Fund                                                      12,333         December 31, 2007
Short-Duration Bond Fund                                       793,290         December 31, 2008
Diversified Bond Fund                                          215,281         December 31, 2009
Diversified Bond Fund                                           13,007         December 31, 2008
Diversified Bond Fund                                          108,510         December 31, 2007
Balanced Fund                                               22,166,384         December 31, 2009
Value Equity Fund                                            1,120,619         December 31, 2009
Large Cap Value Fund                                        22,616,848         December 31, 2009
Indexed Equity Fund                                          5,152,617         December 31, 2009
Blue Chip Growth Fund                                       17,582,488         December 31, 2009
Growth Equity Fund                                         113,123,442         December 31, 2009
Aggressive Growth Fund                                      74,645,245         December 31, 2009
Aggressive Growth Fund                                       4,316,566         December 31, 2008
OTC 100 Fund                                                 2,229,926         December 31, 2009
Mid Cap Growth Equity Fund                                  86,096,985         December 31, 2009
Mid Cap Growth Equity II Fund                               16,259,824         December 31, 2009
Mid Cap Growth Equity II Fund                                  548,174         December 31, 2008
Small Cap Growth Equity Fund                                37,738,730         December 31, 2009
Small Cap Growth Equity Fund                                 1,738,099         December 31, 2008
Emerging Growth Fund                                        39,418,506         December 31, 2009
Emerging Growth Fund                                         8,967,181         December 31, 2008
International Equity Fund                                   98,446,792         December 31, 2009
Overseas Fund                                                2,240,695         December 31, 2009

The following Funds have elected to defer to January 1, 2002 post-October losses:

                                                                                     AMOUNT
                                                                                     ------
Short-Duration Bond Fund                                                        $     35,539
Core Bond Fund                                                                       262,562
Diversified Bond Fund                                                                 57,446
Balanced Fund                                                                      2,880,020
Value Equity Fund                                                                    389,525
Large Cap Value Fund                                                               2,381,653
Indexed Equity Fund                                                                2,808,753
Blue Chip Growth Fund                                                              3,752,640
Growth Equity Fund                                                                20,446,260
Aggressive Growth Fund                                                                 8,177
OTC 100 Fund                                                                       3,582,149
Small Cap Value Equity Fund                                                          449,990
Mid Cap Growth Equity Fund                                                         3,721,091
Mid Cap Growth Equity II Fund                                                      4,549,438
Small Cap Growth Equity Fund                                                      19,067,500
Emerging Growth Fund                                                               1,857,626
International Equity Fund                                                          8,681,023
Overseas Fund                                                                        380,314

The following Funds have elected to defer to January 1, 2002 post-October currency losses:

                                                                                     AMOUNT
                                                                                     ------
Value Equity Fund                                                                $        20
Blue Chip Growth Fund                                                                  3,389
Growth Equity Fund                                                                    17,890
Aggressive Growth Fund                                                                   164
International Equity Fund                                                          3,131,850
Overseas Fund                                                                         10,918

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2001:

                                                                            CAPITAL GAINS DIVIDEND
                                                                            ----------------------
Core Bond Fund                                                                  $   4,377,237
Balanced Fund                                                                           1,089
Core Value Equity Fund                                                            300,359,712
Focused Value Fund                                                                  1,546,230
Small Cap Value Equity Fund                                                        50,585,389

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MASSMUTUAL INSTITUTIONAL FUNDS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the MassMutual Institutional Funds (the "Trust"), comprised of the Prime Fund, the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the Core Value Equity Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund (the "Funds") as of December 31, 2001, and the related statement of operations for the year then ended and of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the year ended December 31, 1997 were audited by other auditors, whose report, dated February 6, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the MassMutual Institutional Funds as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 8, 2002

DIRECTORS AND OFFICERS (UNAUDITED)

The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Institutional Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MassMutual Institutional Funds Coordinator, MIP N312.

DISINTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
                                         TERM                                     NUMBER OF
                                       OF OFFICE**                               PORTFOLIOS IN
                                          AND                                        FUND
                          POSITION(S)    LENGTH         PRINCIPAL                   COMPLEX                   OTHER
   NAME, ADDRESS*,         HELD WITH    OF TIME    OCCUPATION(S) DURING            OVERSEEN BY             DIRECTORSHIPS
        AND AGE              FUND        SERVED        PAST 5 YEARS                  DIRECTOR              HELD BY DIRECTOR
-------------------       ----------   ----------- ----------------------------  --------------  -----------------------------------
Ronald J. Abdow           Trustee of   Since       President, Abdow                   38        Trustee, Abdow G&R Trust and
Age: 69                   the Trust    1994        Corporation (operator                        Abdow G&R Co. (owners and operators
                                                   of restaurants).                             Chairman, Western Mass Development
                                                                                                Corp.; Chairman, American
                                                                                                International College.

Richard H. Ayers          Trustee of   Since       Retired; former adviser to         38        Director, Applera Corporation
Age: 58                   the Trust    1996        Chairman (1997),
                                                   Chairman and Chief Executive
                                                   Officer (1989-1996), The
                                                   Stanley Works (manufacturer
                                                   of tools, hardware and
                                                   specialty hardware products).

Mary E. Boland            Trustee of   Since       Attorney at Law, Egan,             38        Director (1995-1999), Trustee
Age: 61                   the Trust    1974        Flanagan and Cohen, P.C.                     (until 1995), SIS Bank (formerly,
                                                   (law firm), Springfield, MA.                 Springfield Institution for
                                                                                                Savings); Director (since 1999),
                                                                                                First Mass Bank; Director
                                                                                                (since 1999), Massachusetts
                                                                                                Educational Financing Authority.

David E.A. Carson         Trustee of   Since       Retired; Chairman and              38        Director, United Illuminating Co.
Age: 66                   the Trust    1996        Chief Executive Officer                      (electric utility); Trustee (since
                                                   (1997-2000), President and                   1991), American Skandia Trust,
                                                   Chief Executive Officer                      American Skandia Advisor Funds
                                                   (1985-1997) People's Bank.                   and American Skandia Master
                                                                                                Trust (open-end investment
                                                                                                companies).

                                      229

-----------------------------------------------------------------------------------------------------------------------------------
                                         TERM                                     NUMBER OF
                                       OF OFFICE**                               PORTFOLIOS IN
                                          AND                                        FUND
                          POSITION(S)    LENGTH         PRINCIPAL                   COMPLEX                   OTHER
   NAME, ADDRESS*,         HELD WITH    OF TIME    OCCUPATION(S) DURING            OVERSEEN BY             DIRECTORSHIPS
        AND AGE              FUND        SERVED        PAST 5 YEARS                  DIRECTOR              HELD BY DIRECTOR
-------------------       ----------   ----------- ----------------------------  --------------  -----------------------------------
Richard W. Greene         Trustee of   Since       Retired; Vice President for        38
Age: 65                   the Trust    1996        Investments and Treasurer
                                                   (1998-2000), Executive Vice
                                                   President and Treasurer
                                                   (1986-1998), University
                                                   of Rochester (private
                                                   university).

Beverly L. Hamilton       Trustee of   Since       President, ARCO Investment         38        Director (since 1991), American
Age: 54                   the Trust    1996        Management Co.                               Funds Emerging Markets Growth
                                                   (1991-2000).                                 Fund (open-interval mutual fund);
                                                                                                Trustee (since 2000), Monterey
                                                                                                Institute for International
                                                                                                Studies; Trustee (since 1998),
                                                                                                the Common Fund; Investment
                                                                                                Advisory Committees of Rockefeller
                                                                                                Foundation, Unilever (Holland)
                                                                                                pension fund, CFSB Sprout,
                                                                                                University of Michigan endowment
                                                                                                and Hartford Hospital.

F. William Marshall, Jr.  Trustee of   Since       Consultant (since 1999);           38       Trustee (since 2000), Denver-based
Age: 59                   the Trust    1996        Chairman (1999), Family                      Oppenheimer and Centennial Funds.
                                                   Bank, F.S.B. (formerly SIS
                                                   Bank); Executive Vice
                                                   President (1999), Peoples
                                                   Heritage Financial Group;
                                                   President, Chief Executive
                                                   Officer and Director
                                                   (1993-1999), SIS Bancorp,
                                                   Inc. and SIS Bank (formerly,
                                                   Springfield Institution
                                                   for Savings).

Charles J. McCarthy       Trustee of   Since       Retired; Proprietor (until         38
Age: 77                   the Trust    1984        2000), Synectics Financial
                                                   Company (venture capital
                                                   activities, business
                                                   consulting and investments).

                                      230

INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                         TERM                                     NUMBER OF
                                       OF OFFICE**                               PORTFOLIOS IN
                                          AND                                        FUND
                          POSITION(S)    LENGTH         PRINCIPAL                   COMPLEX                   OTHER
   NAME, ADDRESS*,         HELD WITH    OF TIME    OCCUPATION(S) DURING            OVERSEEN BY             DIRECTORSHIPS
        AND AGE              FUND        SERVED        PAST 5 YEARS                  DIRECTOR              HELD BY DIRECTOR
-------------------       ----------   ----------- ----------------------------  --------------  -----------------------------------
Stuart H. Reese           Chairman     Since       Executive Vice President and       38        Director (since 1994), Merrill
Age: 46                   and Trustee  1999        Chief Investment Officer                     Lynch Derivative Products; Director
                          of the Trust             (since 1999), Chief Executive                (since 1996), Antares Capital
                                                   Director (1997-1999), Senior                 Corporation  (finance company) and
                                                   Vice President (1993-1997),                  Charter Oak Capital Management, Inc.
                                                   MassMutual; President and                    (investment adviser); Director
                                                   Chief Executive Officer                      (since 1996), HYP Management, Inc.
                                                   (since 1999), David L.                       (managing member of MassMutual
                                                   Babson & Company Inc.                        High Yield Partners LLC), and
                                                   (investment adviser);                        MMHC Investment, Inc. (investor
                                                   President (since 1995),                      in funds sponsored by MassMutual);
                                                   Executive Vice President                     Director (since 1994), MassMutual
                                                   (1993-1995), MassMutual                      Corporate Value Partners Limited
                                                   Corporate Investors and                      (investor in debt and equity
                                                   MassMutual Participation                     securities) and MassMutual
                                                   Investors (closed-end                        Corporate Value Limited (parent
                                                   investment companies).                       of MassMutual Corporate Value
                                                                                                Partners Limited); Director
                                                                                                (1994-1996), Pace Industries
                                                                                                (aluminum die caster); Advisory
                                                                                                Board Member (since 1995),
                                                                                                Kirtland Capital Partners.

Richard G. Dooley         Trustee of   Since       Consultant (since 1993),           38        Director, Kimco Realty Corp.
Age: 71                   the Trust    1996        MassMutual;                                  (shopping center ownership and
                                                                                                 management); Director (since
                                                                                                1993), Jefferies Group, Inc.
                                                                                                (financial services holding
                                                                                                company); Vice Chairman (since
                                                                                                1995), Chairman (1982-1995),
                                                                                                Director (since 1974), MassMutual
                                                                                                Corporate Investors, and Vice
                                                                                                Chairman (since 1995), Director
                                                                                                (since 1988), Chairman (1988-1995),
                                                                                                MassMutual Participation Investors
                                                                                                (closed-end investment companies),
                                                                                                Director (since 1996), Charter
                                                                                                Oak Capital Management, Inc.

Frederick C. Castellani   Trustee and  Since       Executive Vice President           38
Age: 54                   President of 2001        (since 2001),
                          the Trust                Senior Vice President
                                                   (1996-2001), MassMutual

                                      231

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                                                                  PORTFOLIOS IN
                                                                                                                      FUND
                             POSITION(S)      LENGTH                        PRINCIPAL                               COMPLEX
   NAME, ADDRESS*,            HELD WITH      OF TIME                  OCCUPATION(S) DURING                        OVERSEEN BY
        AND AGE                 FUND          SERVED                       PAST 5 YEARS                             DIRECTOR
-------------------       ---------------  ----------- --------------------------------------------------------  --------------
James S. Collins          Chief             Since       Vice President (since 1999), Second Vice President              38
Age: 43                   Financial         2000        (since 1990), MassMutual.
                          Officer and
                          Treasurer
                          of Trust

Isaac Williams, Jr.       Vice President   Since       Managing Director (since 1999), David L. Babson &                38
Age: 43                   of the Trust     1999        Company Inc. (investment adviser); Second Vice
                                                       President (1998-1999), MassMutual; Regional
                                                       Director (1988-1998), Peerless Insurance Company
                                                       (property/casualty insurance company)

Thomas M. Kinzler         Vice President   Since       Vice President and Associate General Counsel                     38
Age: 45                   and Secretary    1999        (since 1999), Second Vice President and Associate
                          of the Trust                 General Counsel (1996-1999), Assistant Vice President
                                                       and Counsel (1995-1996), MassMutual

Vernon J. Meyer           Vice President   Since       Vice President (since 1998), Second Vice 38
Age: 36                   of the Trust     1999        President (1995-1998), MassMutual.

* The address of each Trustee and Principal Officer is the same as that for the Trust: 1295 State Street, Springfield, Massachusetts 01111.

** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who had already attained the age of seventy-two years as of April 19, 2001 shall retire and cease to serve as a Trustee on or before June 1, 2002, and any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.


FEDERAL TAX INFORMATION (UNAUDITED)

The International Equity Fund paid qualifying foreign taxes of $1,613,433 and earned $18,013,979 foreign source income during the year ended December 31, 2001. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.016 per share as foreign taxes paid and $0.179 per share as income earned from foreign sources for the year ended December 31, 2001.

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2001 qualified for the dividends received deduction, as follows:

Balanced Fund                                                 29.68%
Core Value Equity Fund                                        99.95%
Value Equity Fund                                            100.00%
Large Cap Value Fund                                          99.27%
Indexed Equity Fund                                           99.94%
Focused Value Fund                                            28.60%
Small Cap Value Equity Fund                                   99.89%

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                             MML Distributors, LLC
                                1414 Main Street
                           Springfield, MA 01144-1014

February 26, 2002                                                       14543202